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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
-----------------------------------------------------------------

                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 3/31/05
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.


GE Funds

Semi-Annual Report
MARCH 31, 2005

[GE logo omitted]

GE Funds

Table of Contents

FINANCIAL INFORMATION
MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
      GE U.S. Equity Fund ................................................    1
      GE Value Equity Fund ...............................................    7
      GE Small-Cap Value Equity Fund .....................................   14
      GE Global Equity Fund ..............................................   20
      GE International Equity Fund .......................................   27
      GE Premier Growth Equity Fund ......................................   33
      GE Strategic Investment Fund .......................................   38
      GE Government Securities Fund ......................................   54
      GE Short-Term Government Fund ......................................   60
      GE Tax-Exempt Fund .................................................   65
      GE Fixed Income Fund ...............................................   72
      GE Money Market Fund ...............................................   86
NOTES TO PERFORMANCE .....................................................   90
NOTES TO SCHEDULES OF INVESTMENTS ........................................   92
FINANCIAL STATEMENTS
      Financial Highlights ...............................................   93
      Notes to Financial Highlights ......................................  105
      Statements of Assets and Liabilities ...............................  106
      Statements of Operations ...........................................  110
      Statements of Changes in Net Assets ................................  114
      Notes to Financial Statements ......................................  122
ADDITIONAL INFORMATION ...................................................  137
INVESTMENT TEAM ..........................................................  140

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

GE U.S. Equity Fund

                                                                             Q&A

DAVID B. CARLSON IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL U.S. EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. CARLSON LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE U.S. EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE SEPTEMBER 2003. MR. CARLSON IS ALSO PORTFOLIO MANAGER FOR THE PREMIER GROWTH EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE THE FUND'S COMMENCEMENT. MR. CARLSON JOINED GE ASSET MANAGEMENT IN 1982 AS A SECURITIES ANALYST FOR INVESTMENT OPERATIONS. HE BECAME A VICE PRESIDENT FOR MUTUAL FUND PORTFOLIOS IN 1987 AND A SENIOR VICE PRESIDENT IN 1989. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A BS IN FINANCE. HE IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS AND IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE U.S. Equity Fund returned 6.20% for Class A shares, 5.75% for Class B shares, 5.78% for Class C shares, and 6.31% for Class Y shares. The S&P 500 Index, the benchmark, advanced 6.88% and the Fund's Lipper Peer group of 936 Large-Cap Core Funds returned an average of 6.22% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. The market strengthened after the election in late 2004, but then declined modestly in the first quarter of 2005. With oil prices staying over $50 a barrel, investors were worried about a slowing economy. Energy was the best performing sector in the period, returning 23% for the S&P 500 Index, the Fund's benchmark.

    Investments in the Information Technology, Financials, and Consumer Staples sectors were the primary drivers of underperformance over the period. In particular, the IT services, Insurance, and Tobacco industries within these sectors impacted the Fund's performance versus its benchmark.

Q.  WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND
    PERFORMANCE?

A. The Energy sector contributed most to performance overall, particularly oil and gas stocks, with Encana (+53%), Burlington Resources (+23%), and Exxon Mobil (+25%) advancing over the period. Within Healthcare, pharmaceutical company Johnson & Johnson (+19%) was one of several positive contributors from this industry. A position in Lincare Holdings (+49%), also in the Healthcare sector, helped the portfolio's return versus the benchmark.

    In Consumer Staples, an underweight in Tobacco stocks, including Altria (+42%), drove underperformance versus the benchmark. Although our allocation to Healthcare helped performance versus the benchmark, overweight in Pfizer (-13%) detracted from the portfolio. Information Technology names First Data (-9%) and Molex (-10%) detracted from performance as the benchmark sector rose 16%.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. The U.S. presidential election was a key event during the first half of the period, and it gave way to a post-election rally that drove stock prices up 9% by the end of 2004. However, oil prices hit historical highs during the six-month period, dampening the economy, and fueling investor concerns about the possibility of a recession should oil prices go higher. Despite the recent increases in short-term rates by the Federal Reserve, interest rates remain historically low and the indication is that inflation is under control. Corporate earnings continued to grow, but at a more muted pace than the last two years. Dividend growth has accelerated in the last two years, following the lowering of the dividend tax rate to 15%. The equity markets have responded favorably to the growth in corporate earnings and the increase in distributions from dividends.

PICTURED TO THE RIGHT: DAVID B. CARLSON

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                 EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,061.96                             4.06
     Class B                         1,000.00                           1,057.54                             7.98
     Class C                         1,000.00                           1,057.76                             7.98
     Class Y                         1,000.00                           1,063.04                             2.76
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.84                             3.91
     Class B                         1,000.00                           1,017.16                             7.68
     Class C                         1,000.00                           1,017.17                             7.68
     Class Y                         1,000.00                           1,022.06                             2.66
---------------------------------------------------------------------------------------------------------------------------

  * EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.78% FOR CLASS A, 1.53% FOR CLASS B, 1.53% FOR CLASS C, AND 0.53% FOR CLASS Y (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
 ** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
FOLLOWS: 6.20% FOR CLASS A SHARES, 5.75% FOR CLASS B SHARES, 5.78% FOR CLASS C SHARES, AND 6.31% FOR CLASS Y SHARES.

GE U.S. Equity Fund


-------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2005
as a % of Market Value
-------------------------------------------
Exxon Mobil Corp.                     3.56%
-------------------------------------------
Pfizer Inc.                           3.22%
-------------------------------------------
Citigroup Inc.                        3.11%
-------------------------------------------
Microsoft Corp.                       3.02%
-------------------------------------------
Industrial Select Sector SPDR Fund    2.75%
-------------------------------------------
PepsiCo, Inc.                         2.35%
-------------------------------------------
Abbott Laboratories                   2.18%
-------------------------------------------
First Data Corp.                      2.14%
-------------------------------------------
Johnson & Johnson                     2.07%
-------------------------------------------
Vodafone Group PLC ADR                1.91%
-------------------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions.

LIPPER PERFORMANCE COMPARISON
Large-Cap Core Peer Group
Based on average annual total returns for the periods ended 3/31/05

                     SIX          ONE        FIVE         TEN
                    MONTHS       YEAR        YEAR         YEAR
                    ------       ----        ----         ----
Number of
Funds in
peer group:          936         908         596          229
-------------------------------------------------------------
Peer group
average annual
total return:      6.22%       4.04%      -4.47%        8.87%
-------------------------------------------------------------
Lipper categories
in peer group: Large-Cap Core

CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                 GE US Equity Fund          GE US Equity Fund w/load          S&P 500 Index
-------------------------------------------------------------------------------------------
3/95                $10,000.00                     $ 9,425.00                  $10,000.00
9/95                 11,773.71                      11,096.73                   11,825.64
9/96                 13,975.54                      13,171.95                   14,230.26
9/97                 19,532.69                      18,409.56                   19,991.28
9/98                 20,631.05                      19,444.76                   21,813.07
9/99                 26,365.03                      24,849.04                   27,878.53
9/00                 29,554.20                      27,854.84                   31,570.66
9/01                 24,320.74                      22,922.30                   23,154.40
9/02                 19,995.89                      18,846.13                   18,410.07
9/03                 24,013.72                      22,632.93                   22,909.48
9/04                 26,382.81                      24,865.80                   26,087.96
3/05                 28,018.35                      26,407.30                   27,883.69


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX          ONE        FIVE         TEN
                    MONTHS       YEAR        YEAR         YEAR
                    ------       ----        ----         ----
GE U.S. Equity       6.20%       4.81%      -1.42%      10.85%
GE U.S. Equity
  W/LOAD             0.09%      -1.22%      -2.58%      10.20%
  MAXIMUM LOAD
  OF 5.75%
S&P 500 Index        6.88%       6.69%      -3.21%      10.80%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                GE U.S. Equity Fund               S&P 500 Index
---------------------------------------------------------------
3/95                $10,000.00                     $10,000.00
9/95                 11,725.16                      11,825.64
9/96                 13,810.29                      14,230.26
9/97                 19,161.79                      19,991.28
9/98                 20,081.72                      21,813.07
9/99                 25,470.44                      27,878.53
9/00                 28,346.46                      31,570.66
9/01                 23,254.12                      23,154.40
9/02                 19,118.95                      18,410.07
9/03                 22,960.56                      22,909.48
9/04                 25,225.75                      26,087.96
3/05                 26,789.57                      27,883.69


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX            ONE        FIVE        TEN
                     MONTHS         YEAR        YEAR        YEAR
                     ------        -----       ------      ------
GE U.S. Equity        5.75%        4.02%       -2.15%      10.35%
S&P 500 Index         6.88%        6.69%       -3.21%      10.80%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                GE U.S. Equity Fund               S&P 500 Index
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 11,372.41                      11,773.02
9/00                 11,125.34                      11,324.36
3/01                 10,109.34                       9,200.32
9/01                  9,089.24                       8,305.46
3/02                 10,146.06                       9,219.23
9/02                  7,415.77                       6,603.67
3/03                  7,684.68                       6,936.74
9/03                  8,859.21                       8,217.61
3/04                  9,823.71                       9,374.53
9/04                  9,660.95                       9,357.72
3/05                 10,218.98                      10,001.85


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE          FIVE         SINCE
                     MONTHS        YEAR         YEAR       INCEPTION
                    --------      -------     --------    -----------
GE U.S. Equity        5.78%        4.02%       -2.12%       0.39%
S&P 500 Index         6.88%        6.69%       -3.21%       0.00%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                GE U.S. Equity Fund               S&P 500 Index
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 11,787.62                      11,825.64
9/96                 14,023.83                      14,230.26
9/97                 19,656.21                      19,991.28
9/98                 20,807.59                      21,813.07
9/99                 26,663.06                      27,878.53
9/00                 29,962.99                      31,570.66
9/01                 24,719.65                      23,154.40
9/02                 20,373.69                      18,410.07
9/03                 24,543.69                      22,909.48
9/04                 27,030.82                      26,087.96
3/05                 28,736.09                      27,883.69

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE         TEN
                     MONTHS        YEAR        YEAR         YEAR
                    --------     --------     ------      --------
GE U.S. Equity        6.31%        5.07%       -1.16%      11.13%
S&P 500 Index         6.88%        6.69%       -3.21%      10.80%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE U.S. EQUITY FUND

Schedule of Investments

                               GE U.S. EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $699,719

(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Financials                                       18.6%
Information Technology                           15.1%
Healthcare                                       12.8%
Consumer Discretionary                           11.4%
Industrials                                      11.0%
Consumer Staples                                  9.8%
Energy                                            8.8%
Short-Term Investments                            3.4%
Materials                                         3.3%
Telecommunication Services                        3.0%
Utilities                                         2.8%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 95.5%

--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.7%

Cablevision Systems Corp.
   (Class A) ...................     12,233 $     343,136(a)
Carnival Corp. .................    114,167     5,914,992
Comcast Corp. (Class A) ........     12,278       414,751(a)
Comcast Corp. (Class A)
   (Special) ...................   360,1731     2,029,778(a)
eBay Inc. ......................     26,264       978,597(a)
Family Dollar Stores, Inc. .....     79,429     2,411,464
The Home Depot, Inc. ...........    152,998     5,850,643
Liberty Media Corp. (Series A) .  1,207,071    12,517,326(a)
Liberty Media International Inc.
   (Series A) ..................     62,256     2,723,077(a)
Lowe's Companies, Inc. .........    101,711     5,806,681
News Corp. (Class A) ...........    139,388     2,358,445
Omnicom Group ..................     47,451     4,200,363
Target Corp. ...................    190,445     9,526,059
Time Warner Inc. ...............    284,706     4,996,590(a)
Tribune Co. ....................     41,520     1,655,402
Viacom Inc. (Class B) ..........    224,277     7,811,568
                                               79,538,872

CONSUMER STAPLES -- 10.0%

Altria Group, Inc. .............      9,229       603,484
Anheuser-Busch Companies, Inc. .     71,177     3,373,078(h)
Avon Products, Inc. ............     25,332     1,087,756
Clorox Co. .....................    143,480     9,037,805
Colgate-Palmolive Co. ..........    143,433     7,482,900
Kellogg Co. ....................     96,029     4,155,175


                                     NUMBER
                                  OF SHARES         VALUE

Kimberly-Clark Corp. ...........    121,866  $  8,010,252
PepsiCo, Inc. ..................    310,460    16,463,694
Procter & Gamble Co. ...........     88,970     4,715,410
Sara Lee Corp. .................    196,923     4,363,814
The Coca-Cola Co. ..............     44,486     1,853,732
Wal-Mart Stores, Inc. ..........    144,868     7,259,335
                                               68,406,435

ENERGY -- 9.0%

Amerada Hess Corp. .............     15,339     1,475,765(j)
Burlington Resources Inc. ......    166,980     8,360,689
ConocoPhillips Co. .............     36,822     3,970,884
EnCana Corp. ...................     51,947     3,658,108
Exxon Mobil Corp. ..............    417,569    24,887,112(h)
Halliburton Co. ................     53,382     2,308,771
Nabors Industries Ltd. .........     41,140     2,433,020(a)
Occidental Petroleum Corp. .....     60,500     4,305,785
Schlumberger Ltd. ..............    143,824    10,136,716
                                               61,536,850

FINANCIALS -- 18.4%

AFLAC Incorporated .............     38,815     1,446,247
Allstate Corp. .................    137,454     7,430,763
American International
   Group, Inc. .................    192,638    10,674,072
Bank of America Corp. ..........    264,702    11,673,358
Berkshire Hathaway Inc.
   (Class B) ...................        913     2,607,528(a)
Chubb Corp. ....................     59,874     4,746,212
Citigroup Inc. .................    483,822    21,742,961
Federal Home Loan
   Mortgage Corp. ..............     34,248     2,164,474
Federal National
   Mortgage Assoc. .............    192,094    10,459,518
The Hartford Financial Services
   Group, Inc. .................     10,083       691,290
HCC Insurance Holdings, Inc. ...     24,912       900,818(j)
JPMorgan Chase & Co. ...........     75,921     2,626,867
Marsh & McLennan
   Companies, Inc. .............        593        18,039
MBNA Corp. .....................    247,932     6,086,731
Mellon Financial Corp. .........    183,549     5,238,488
Merrill Lynch & Co., Inc. ......     66,787     3,780,144
Morgan Stanley .................    100,731     5,766,850
Principal Financial Group ......     95,163     3,662,824
Prudential Financial, Inc. .....     42,813     2,457,466
State Street Corp. .............    241,348    10,551,735(e)
SunTrust Banks, Inc. ...........     32,522     2,343,861
US Bancorp .....................     65,246     1,880,390
Wachovia Corp. .................     59,931     3,051,087
Wells Fargo & Co. ..............     57,084     3,413,623
                                              125,415,346


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE U.S. EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

HEALTHCARE -- 13.1%

Abbott Laboratories ............    327,305 $  15,258,959
Amgen Inc. .....................     60,974     3,549,297(a)
Cardinal Health, Inc. ..........     33,678     1,879,232(h)
GlaxoSmithKline PLC ADR ........     88,081     4,044,680(j)
HCA Inc. .......................     59,931     3,210,504
Johnson & Johnson ..............    215,214    14,453,772
Lincare Holdings Inc. ..........     92,529     4,092,558(a)
Medtronic Inc. .................     20,546     1,046,819
Merck & Co., Inc. ..............     75,922     2,457,595
Pfizer Inc. ....................    857,701    22,531,805
Smith & Nephew PLC ADR .........     10,238       481,391(j)
UnitedHealth Group
   Incorporated ................     63,181     6,026,204
Wyeth ..........................    251,455    10,606,372(h)
                                               89,639,188

INDUSTRIALS -- 8.5%

Burlington Northern
   Santa Fe Corp. ..............     73,549     3,966,498
Corinthian Colleges, Inc. ......     47,080       740,098(a,j)
Danaher Corp. ..................     25,339     1,353,356
Deere & Co. ....................     69,634     4,674,530
Dover Corp. ....................    163,255     6,169,406(h)
Eaton Corp. ....................     61,342     4,011,767
Emerson Electric Co. ...........     20,487     1,330,221
General Dynamics Corp. .........     25,968     2,779,874
Northrop Grumman Corp. .........    101,320     5,469,254
Pitney Bowes Inc. ..............      8,565       386,453
Southwest Airlines Co. .........    148,415     2,113,430
3M Co. .........................     23,690     2,029,996
Tyco International Ltd. ........    307,162    10,382,076
Union Pacific Corp. ............     27,403     1,909,989
United Technologies Corp. ......     70,808     7,198,341
Waste Management, Inc. .........    116,255     3,353,957
                                               57,869,246

INFORMATION TECHNOLOGY -- 15.5%

Analog Devices, Inc. ...........    150,325     5,432,745
Applied Materials, Inc. ........    237,255     3,855,394(a)
Automatic Data
   Processing, Inc. ............     90,547     4,070,088
Certegy Inc. ...................     69,634     2,410,729
Checkfree Corp. ................     21,098       859,954(a)
Cisco Systems, Inc. ............    439,100     7,855,499(a)
Dell Inc. ......................    147,323     5,660,150(a)
EMC Corp. ......................    249,118     3,069,134(a)
First Data Corp. ...............    380,225    14,946,645
Intel Corp. ....................    338,682     7,867,583
International Business
   Machines Corp. ..............     88,045     8,045,552
Intuit Inc. ....................    113,016     4,946,710(a)
Microsoft Corp. ................    875,566    21,162,430
Molex Inc. (Class A) ...........    184,940     4,364,584(j)


                                     NUMBER
                                  OF SHARES         VALUE

Oracle Corp. ...................    700,579 $   8,743,226(a)
Paychex, Inc. ..................     17,925       588,298
Unisys Corp. ...................    106,765       753,761(a)
Yahoo! Inc. ....................     38,934     1,319,863(a)
                                              105,952,345

MATERIALS -- 3.4%

Alcoa Inc. .....................     59,314     1,802,552
Barrick Gold Corp. .............     75,922     1,819,091(j)
Freeport-McMoRan Copper &
   Gold Inc. (Class B) .........     54,225     2,147,852
Monsanto Co. ...................     60,500     3,902,250
Newmont Mining Corp. ...........     85,578     3,615,670
Praxair, Inc. ..................     77,108     3,690,389
Rohm & Haas Co. ................     47,451     2,277,648
Weyerhaeuser Co. ...............     54,225     3,714,412
                                               22,969,864

TELECOMMUNICATION SERVICES -- 3.0%

Sprint Corp. ...................    158,712     3,610,698
Verizon Communications Inc. ....    106,765     3,790,157
Vodafone Group PLC ADR .........    503,467    13,372,084(j)
                                               20,772,939

UTILITIES -- 2.9%

American Electric Power
   Company, Inc. ...............     77,108     2,626,298
Constellation Energy
   Group, Inc. .................     19,310       998,476
Dominion Resources, Inc. .......     82,766     6,160,273
Entergy Corp. ..................     67,535     4,772,023
PG&E Corp. .....................    128,735     4,389,863(j)
PPL Corp. ......................     17,130       924,849
                                               19,871,782

TOTAL COMMON STOCK
   (COST $590,694,312) .........              651,972,867

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.5%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund ...................    168,053     4,771,025
Industrial Select Sector
   SPDR Fund ...................    632,550    19,248,496

TOTAL EXCHANGE TRADED FUNDS
   (COST $21,293,153) ..........               24,019,521


TOTAL INVESTMENTS IN SECURITIES
   (COST $611,987,465) .........              675,992,388

See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE U.S. EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 3.5%
---------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.7%

GEI Short Term Investment Fund

   2.70% ....................... 11,951,894  $ 11,951,894(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 1.7%

State Street Navigator Securities
   Lending Prime Portfolio
   2.78% ....................... 11,289,239    11,289,239(d,e)

                                  PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------

TIME DEPOSITS -- 0.1%

State Street Corp.
   2.75%    04/01/05 ...........   $485,000       485,000(e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $23,726,133) ..........               23,726,133

TOTAL INVESTMENTS
   (COST $635,713,598) .........              699,718,521

LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (2.5)% .......              (16,828,598)
                                             ------------

NET ASSETS-- 100.0% ............             $682,889,923
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following long futures contracts open at March 31, 2005:

                               NUMBER    CURRENT
                 EXPIRATION      OF      NOTIONAL    UNREALIZED
DESCRIPTION         DATE      CONTRACTS    VALUE    APPRECIATION
--------------------------------------------------------------------------------
S&P 500
  Index Futures   June 2005       8     $2,367,800     $16,883


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Value Equity Fund

Q&A

PAUL REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER OF GE VALUE EQUITY FUND AND HAS SERVED IN THAT CAPACITY SINCE APRIL 2002. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987. PAUL HOLDS AN MBA FROM COLUMBIA UNIVERSITY, A BA IN ECONOMICS FROM HARTWICK COLLEGE, AND IS A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

Q. HOW DID THE GE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Value Equity Fund returned 7.31% for Class A shares, 6.82% for Class B shares, 6.88% for Class C shares, and 7.30% for Class Y shares. By comparison, the S&P 500 Index, the Fund's benchmark, returned 6.88% and the Fund's Lipper peer group of 936 Large-Cap Core Funds returned an average of 6.22% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. While stocks were up sharply in the first half of the period in a post-election rally, they retreated in the first three months of 2005, as investors began to worry about inflation. Investors began to gravitate towards higher quality companies, in more defensive sectors. These types of markets tend to favor a value investment style, and in this environment our Fund outperformed its benchmark. In addition, the trend of small-caps outperforming large caps during the strong up-markets of 2004 began to reverse itself after the new-year, when large caps came into favor, benefiting our investment style and contributing to our out-performance for the period.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. Our strategy continues to employ a bottom-up, relative value process, in which we seek underappreciated stocks with catalysts for growth or improving fundamentals. By emphasizing undervalued companies in relation to the market, their peer group and their earnings potential, and overweighting those with compelling catalysts, we were able to outperform the market during the period.

Q.  WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND
    PERFORMANCE?

A. During the six months ended March 31, 2005, investments in the Healthcare, Consumer Discretionary, and Energy sectors helped performance while investments in Information Technology and Consumer Staples detracted from performance. Although we remained modestly underweight in Healthcare, our strong stock selection more than offset the relative positioning. In particular, HCA, United Health Care, and Aetna benefited from improving business conditions for services companies--higher hospital admissions and lower bad debt expense. Pharmaceutical company Abbott Labs also contributed positively. In addition, underweighting the healthcare equipment and biotechnology sub-sectors helped performance. Strong stock selection throughout the Consumer Discretionary sector benefited the portfolio, with media companies Omnicom, Comcast, and Liberty Media driving performance within the sector. Retailer Target also performed well, and our decision not to own the

PICTURED TO THE LEFT:
PAUL C. REINHARDT

GE Value Equity Fund

Q&A

   auto stocks due to deteriorating fundamentals and eBay due to slowing sales and sky-high valuation also helped performance. We were overweight in Energy, the best performing sector, due to geopolitical and supply concerns, as well as attractive valuations. The best performing stocks in the sector all benefited from strong prices in their underlying commodities with Encana, Exxon Mobil and Burlington Resources leading the pack. In Information Technology, services companies Unisys and First Data Corp. and semiconductor company Analog Devices drove underperformance in the face of uncertain demand. In addition, not investing in Apple Computer hurt performance as the stock more than doubled during the period, in the midst of robust demand fro the iPod. However, Apple's premium valuation did not fit our value investment discipline. Finally, within Consumer Staples our underweight in tobacco company Altria modestly detracted from performance. In the Utility sector, performance was led by Constellation Energy and Dominion Resources, whose non-regulated businesses are well positioned in a rising interest rate environment.

Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK OVER THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. The Fund outperformed its benchmark primarily due to strong stock selection within the Healthcare, Consumer Discretionary and Energy sectors, which we overweighted as well. Stock selection within Industrials, Financials, and Telecommunications also contributed positively, as did an overweight position in Utilities. Detracting from performance was stock selection within the Information Technology, Consumer Staples, and Materials sectors, although these negatives were not enough to offset the positives cited above.

Q. WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. After the U.S. presidential election, the S&P 500 Index returned more than 9% in the fourth calendar quarter of 2004. However, the optimism of the post election rally gave way to more uncertainty in the markets after the new-year --brought about largely by record-breaking high oil prices. In the first three months of 2005, investors began to worry about inflation brought on by the twin consumer headwinds of sustained high energy prices and rising interest rates. The more cautious environment in the later half of the period favored a value investment style, contribution to our outperformance versus the benchmark.

Q. DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. Our weighting in Healthcare increased because we have found attractive valuations among large-cap pharmaceutical stocks like Bristol-Myers, Merck and Wyeth. Similarly, we also increased our relative weighting in Consumer Staples. During the period, we lightened our exposure to Energy stocks at the margin as valuations have become rich in the sector. In the Financials sector, we reduced our position in American International Group Inc. in the midst of intense regulatory scrutiny and sudden management changes.

GE Value Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                 EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,072.99                             6.18
     Class B                         1,000.00                           1,068.09                            10.09
     Class C                         1,000.00                           1,068.73                            10.09
     Class Y                         1,000.00                           1,072.90                             4.87
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,018.95                             5.94
     Class B                         1,000.00                           1,015.27                             9.70
     Class C                         1,000.00                           1,015.28                             9.70
     Class Y                         1,000.00                           1,020.20                             4.68
---------------------------------------------------------------------------------------------------------------------------


* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.18% FOR CLASS A, 1.93% FOR CLASS B, 1.93% FOR CLASS C, AND 0.93% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
   FOLLOWS: 7.31% FOR CLASS A SHARES, 6.82% FOR CLASS B SHARES, 6.88% FOR CLASS C SHARES, AND 7.30% FOR CLASS Y SHARES.

GE Value Equity Fund

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Exxon Mobil Corp.                   4.33%
--------------------------------------------------------------------------------
Pfizer Inc.                         2.96%
--------------------------------------------------------------------------------
Industrial Select Sector SPDR Fund  2.67%
--------------------------------------------------------------------------------
Citigroup Inc.                      2.49%
--------------------------------------------------------------------------------
Abbott Laboratories                 2.38%
--------------------------------------------------------------------------------
Microsoft Corp.                     2.32%
--------------------------------------------------------------------------------
Bank of America Corp.               2.21%
--------------------------------------------------------------------------------
PepsiCo, Inc.                       2.15%
--------------------------------------------------------------------------------
International Business
Machines Corp.                      1.76%
--------------------------------------------------------------------------------
Clorox Co.                          1.72%
--------------------------------------------------------------------------------

 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

LIPPER PERFORMANCE
COMPARISON

Large-Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/05

                    SIX           ONE        FIVE         TEN
                   MONTHS        YEAR        YEAR         YEAR
                  ---------     --------   --------     --------
Number of
Funds in
peer group:          936          908         596          229
------------------------------------------------------------------
Peer group
average annual
total return:       6.22%        4.04%      -4.47%        8.87%
------------------------------------------------------------------
Lipper categories
in peer group: Large-Cap Core


 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                CLASS A SHARES++

[Line chart omitted -- plot points are as follows:]

               GE Value Equity Fund        GE Value Equity Fund w/load        S&P 500 Index
---------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                       9,425.00                   10,000.00
9/95                 11,451.33                      10,792.88                   11,825.64
9/96                 13,763.44                      12,972.04                   14,230.26
9/97                 19,240.63                      18,134.30                   19,991.28
9/98                 20,368.64                      19,197.45                   21,813.07
9/99                 25,937.56                      24,446.15                   27,878.53
9/00                 28,881.62                      27,220.92                   31,570.66
9/01                 24,274.11                      22,878.35                   23,154.40
9/02                 20,088.57                      18,933.48                   18,410.07
9/03                 24,004.05                      22,623.81                   22,909.48
9/04                 26,936.92                      25,388.05                   26,087.96
3/05                 28,906.73                      27,244.59                   27,883.69


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE          FIVE        TEN
                     MONTHS        YEAR         YEAR        YEAR
                   ----------    ---------    ---------- ----------
GE Value Equity       7.31%        6.92%       -0.29%      11.20%
GE Value Equity
  W/LOAD              1.14%        0.77%       -1.47%      10.54%
  MAXIMUM LOAD
  OF 5.75%
S&P 500 Index         6.88%        6.69%       -3.21%      10.80%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

               GE Value Equity Fund               S&P 500 Index
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 11,424.75                      11,825.64
9/96                 13,610.12                      14,230.26
9/97                 18,895.78                      19,991.28
9/98                 19,900.75                      21,813.07
9/99                 25,208.01                      27,878.53
9/00                 27,839.95                      31,570.66
9/01                 23,234.39                      23,154.40
9/02                 19,079.11                      18,410.07
9/03                 22,734.34                      22,909.48
9/04                 25,512.08                      26,087.96
3/05                 27,377.69                      27,883.69


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                       SIX          ONE         FIVE        TEN
                      MONTHS        YEAR        YEAR        YEAR
                     --------     --------    --------    --------
GE Value Equity       6.82%        6.11%       -1.07%      10.58%
S&P 500 Index         6.88%        6.69%       -3.21%      10.80%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

               GE Value Equity Fund               S&P 500 Index
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 11,275.85                      11,773.02
9/00                 11,053.00                      11,324.36
3/01                 10,167.71                       9,200.32
9/01                  9,207.06                       8,305.46
3/02                 10,221.47                       9,219.23
9/02                  7,558.74                       6,603.67
3/03                  7,793.32                       6,936.74
9/03                  8,970.93                       8,217.61
3/04                 10,063.07                       9,374.53
9/04                  9,995.99                       9,357.72
3/05                 10,684.20                      10,001.85


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------      -------    ---------   -----------
GE Value Equity       6.88%        6.17%       -1.07%       1.21%
S&P 500 Index         6.88%        6.69%       -3.21%       0.00%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

               GE Value Equity Fund               S&P 500 Index
--------------------------------------------------------------------------------
1/05/98              10,000.00                      10,000.00
3/98                 11,240.00                      11,396.13
9/98                 10,380.00                      10,609.12
3/99                 12,999.59                      13,508.76
9/99                 13,270.42                      13,559.15
3/00                 15,036.65                      15,963.22
9/00                 14,804.80                      15,354.87
3/01                 13,688.44                      12,474.86
9/01                 12,481.33                      11,261.50
3/02                 13,921.82                      12,500.50
9/02                 10,355.75                       8,954.02
3/03                 10,717.39                       9,405.63
9/03                 12,390.12                      11,142.38
3/04                 13,984.89                      12,711.07
9/04                 13,912.55                      12,688.28
3/05                 14,928.65                      13,561.66

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------      -------    --------    -----------
GE Value Equity       7.30%        6.75%       -0.14%       5.69%
S&P 500 Index         6.88%        6.69%       -3.21%       4.29%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE VALUE EQUITY FUND

Schedule of Investments

                              GE VALUE EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $59,874
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Financials                                       19.0%
Industrials                                      13.1%
Healthcare                                       12.3%
Consumer Staples                                 11.2%
Information Technology                           10.8%
Energy                                            9.3%
Consumer Discretionary                            8.9%
Materials                                         6.2%
Utilities                                         4.8%
Telecommunication Services                        2.4%
Short-Term Investments                            2.0%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 94.7%

--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 8.9%

Cablevision Systems Corp.
   (Class A) ...................      1,820  $     51,051(a)
Comcast Corp. (Class A) ........      1,585        53,541(a)
Comcast Corp.
   (Class A) (Special) .........     15,626       521,908(a)
Family Dollar Stores, Inc. .....      7,698       233,711
Liberty Media Corp. (Series A) .     44,445       460,895(a)
Liberty Media International Inc.
   (Series A) ..................      2,472       108,125(a)
Lowe's Companies, Inc. .........     11,851       676,574
News Corp. (Class A) ...........     21,280       360,058
Omnicom Group ..................      7,245       641,327
Ross Stores, Inc. ..............      4,980       145,117
Target Corp. ...................     14,217       711,134(h)
Time Warner Inc. ...............     43,465       762,811(a)
Tribune Co. ....................      6,339       252,736
Viacom Inc. (Class B) ..........     10,232       356,381
                                                5,335,369

CONSUMER STAPLES -- 11.3%

Altria Group, Inc. .............      1,429        93,442
Anheuser-Busch Companies, Inc. .     10,866       514,940
Avon Products, Inc. ............      2,962       127,188
Clorox Co. .....................     16,344     1,029,509
Colgate-Palmolive Co. ..........      2,988       155,884
Kellogg Co. ....................     10,594       458,402
Kimberly-Clark Corp. ...........     15,032       988,053
Pepsi Bottling Group, Inc. .....      2,204        61,381
PepsiCo, Inc. ..................     24,226     1,284,705(h)


                                     NUMBER
                                  OF SHARES         VALUE

Procter & Gamble Co. ...........     13,583   $   719,899
Sara Lee Corp. .................     26,713       591,960
The Coca-Cola Co. ..............      6,338       264,105
Wal-Mart Stores, Inc. ..........      9,055       453,746(h)
                                                6,743,214

ENERGY -- 9.3%

Burlington Resources Inc. ......     13,854       693,670
ConocoPhillips Co. .............      5,621       606,169
EnCana Corp. ...................      7,931       558,501
Exxon Mobil Corp. ..............     43,465     2,590,514
Nabors Industries Ltd. .........      2,659       157,253(a)
Occidental Petroleum Corp. .....      6,100       434,137
Schlumberger Ltd. ..............      7,425       523,314
                                                5,563,558

FINANCIALS -- 18.3%

Allstate Corp. .................     15,685       847,931
American International
   Group, Inc. .................     11,319       627,186(h)
Bank of America Corp. ..........     29,978     1,322,030
Blackrock Inc. (Class A) .......      4,705       352,546
Chubb Corp. ....................      5,252       416,326
CIT Group Inc. .................      1,395        53,010
Citigroup Inc. .................     33,115     1,488,188
Federal Home Loan
   Mortgage Corp. ..............      5,228       330,410
Federal National
   Mortgage Assoc. .............     10,142       552,232
JPMorgan Chase & Co. ...........     11,591       401,049
Marsh & McLennan
   Companies, Inc. .............        116         3,529
MBNA Corp. .....................     15,394       377,923
Mellon Financial Corp. .........     14,669       418,653
Merrill Lynch & Co., Inc. ......      5,071       287,019
Morgan Stanley .................     15,394       881,306
Principal Financial Group ......      9,312       358,419
Prudential Financial, Inc. .....      6,536       375,166
Rayonier Inc. (REIT) ...........      2,353       116,544
SLM Corp. ......................      2,789       139,004
State Street Corp. .............     11,545       504,747(e)
The Hartford Financial
   Services Group, Inc. ........      1,539       105,514
US Bancorp .....................      9,960       287,047
Wachovia Corp. .................      1,766        89,907
Waddell & Reed Financial Inc.
   (Class A) ...................      6,022       118,874
Wells Fargo & Co. ..............      8,715       521,157
                                               10,975,717

HEALTHCARE -- 12.3%

Abbott Laboratories ............     30,605     1,426,805(h)
Aetna Inc. .....................      3,622       271,469
Bristol-Myers Squibb Co. .......     10,867       276,674
GlaxoSmithKline PLC ADR ........     13,387       614,731


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE VALUE EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

HCA Inc. .......................      9,149   $   490,112
Johnson & Johnson ..............     11,765       790,137
Medco Health Solutions, Inc. ...      2,963       146,876(a)
Merck & Co., Inc. ..............     11,592       375,233
Pfizer Inc. ....................     67,450     1,771,911
UnitedHealth Group
   Incorporated ................      6,838       652,208
Wyeth ..........................     13,130       553,823
                                                7,369,979

INDUSTRIALS -- 10.4%

Avery Dennison Corp. ...........        707        43,784
Burlington Northern
   Santa Fe Corp. ..............     11,228       605,526
Caterpillar Inc. ...............        734        67,117
Deere & Co. ....................     10,631       713,659
Eaton Corp. ....................      4,800       313,920
Emerson Electric Co. ...........      3,128       203,101
General Dynamics Corp. .........      3,964       424,346
Honeywell International Inc. ...      9,499       353,458
ITT Industries, Inc. ...........      2,807       253,304
Northrop Grumman Corp. .........     15,468       834,963
Pitney Bowes Inc. ..............      1,326        59,829
Rockwell Collins, Inc. .........      3,921       186,600
3M Co. .........................      3,617       309,941
Tyco International Ltd. ........     27,166       918,211
Union Pacific Corp. ............      4,184       291,625
United Technologies Corp. ......      6,339       644,423
                                                6,223,807

INFORMATION TECHNOLOGY -- 10.8%

Analog Devices, Inc. ...........     16,571       598,876
Applied Materials, Inc. ........     18,110       294,287(a)
Cisco Systems, Inc. ............     20,329       363,686(a)
EMC Corp. ......................     16,209       199,695(a)
First Data Corp. ...............     14,127       555,332
Hewlett-Packard Co. ............     10,893       238,992
Intel Corp. ....................     27,166       631,066
International Business
   Machines Corp. ..............     11,504     1,051,236
Microsoft Corp. ................     57,515     1,390,138
Motorola, Inc. .................      5,832        87,305
Novell, Inc. ...................     10,043        59,856(a,j)
Oracle Corp. ...................     57,954       723,266(a)
Siebel Systems, Inc. ...........     10,979       100,238(a)
Sun Microsystems, Inc. .........     10,520        42,501(a)
Texas Instruments
   Incorporated ................      1,383        35,253
Unisys Corp. ...................     16,299       115,071(a)
                                                6,486,798


                                     NUMBER
                                  OF SHARES         VALUE

MATERIALS -- 6.2%

Alcan Inc. .....................      5,665 $     214,817
Alcoa Inc. .....................      9,055       275,182
Barrick Gold Corp. .............     11,591       277,720
Dow Chemical Co. ...............      4,897       244,116
Freeport-McMoRan Copper &
   Gold Inc. (Class B) .........      8,278       327,892
International Paper Co. ........      6,339       233,212
MeadWestvaco Corp. .............      2,297        73,091
Monsanto Co. ...................      3,921       252,904
Newmont Mining Corp. ...........      7,668       323,973
Praxair, Inc. ..................     11,772       563,408
Rohm & Haas Co. ................      7,244       347,712
Weyerhaeuser Co. ...............      8,278       567,043
                                                3,701,070

TELECOMMUNICATION SERVICES -- 2.4%

Sprint Corp. ...................     16,299       370,802
Verizon Communications Inc. ....     16,299       578,614(h)
Vodafone Group PLC ADR .........     18,214       483,764
                                                1,433,180

UTILITIES -- 4.8%

American Electric Power
   Company, Inc. ...............     11,772       400,954
Constellation Energy Group,
   Inc. ........................      8,513       440,122
Dominion Resources, Inc. .......     12,636       940,498
Entergy Corp. ..................      8,149       575,808
PG&E Corp. .....................     15,122       515,660
                                                2,873,042

TOTAL COMMON STOCK
   (COST $49,306,705) ..........               56,705,734


----------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.3%
----------------------------------------------------------

Financial Select Sector
   SPDR Fund ...................     14,058       399,107
Industrial Select Sector
   SPDR Fund ...................     52,621     1,601,257

TOTAL EXCHANGE TRADED FUNDS
   (COST $1,769,195) ...........                2,000,364


TOTAL INVESTMENTS IN SECURITIES
   (COST $51,075,900) ..........               58,706,098


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE VALUE EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 2.0%

---------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.9%

GEI Short Term Investment Fund

   2.70% .......................  1,131,989   $ 1,131,989(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 0.1%

State Street Navigator Securities
   Lending Prime Portfolio
   2.78% .......................     35,808        35,808(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,167,797) ...........                1,167,797

TOTAL INVESTMENTS
   (COST $52,243,697) ..........               59,873,895

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (0.0%)* ..............                   (8,063)
                                              -----------

NET ASSETS-- 100.0% ............              $59,865,832
                                              ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Value Equity Fund had the following long futures contracts open at March 31, 2005:

                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL  UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE  DEPRECIATION
--------------------------------------------------------------------------------
S&P 500
  Index Futures   June 2005       1     $295,975   $(1,325)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Small-Cap Value Equity Fund

PALISADE CAPITAL MANAGEMENT, LLC ("PALISADE") HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUND PORTLOLIOS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE GE SMALL-CAP VALUE EQUITY FUND SINCE ITS INCEPTION.

THE FUND IS MANAGED BY AN INVESTMENT ADVISORY COMMITTEE (SENIOR INVESTMENT COMMITTEE) COMPOSED OF THE FOLLOWING MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN, DENNISON VERU AND RICHARD WHITMAN. MR. FEILER, CHIEF INVESTMENT OFFICER AT PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH THE SENIOR INVESTMENT COMMITTEE IN DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM. MR. FEILER HAS MORE THAN 33 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, MR. FEILER WAS A SENIOR VICE PRESIDENT -- INVESTMENTS AT SMITH BARNEY FROM 1990 TO 1995.

Q. HOW DID THE GE SMALL-CAP VALUE FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Small-Cap Value Fund returned 10.94% for Class A shares, 10.64% for Class B shares, 10.59% for Class C shares, and 11.13% for Class Y shares. The Fund's benchmark, the Russell 2000 Index, returned 7.99% for the same period and its Lipper peer group of 605 Small-Cap Core Funds returned an average of 9.39%.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Inflation fears and interest-rate worries were on the rise and sent stocks sharply lower. We saw low-to-moderate inflation levels and more moderate growth in corporate profits and earnings. Estimates of profit gains in the broad market had slowed significantly over last year's torrid pace. We anticipated this and timely positioned the Fund for consistent earnings growth. We believe valuation was the primary contributor to strong, relative performance in the small-cap market.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. Strong stock selection combined with disciplined buying and selling is imperative to Fund performance. We sought high-quality companies that could finance internal growth to grow earnings. The valuation metrics on which we focused included predictable earnings, recurring revenues, high return on equity, high return on invested capital, and the generation of free cash flow.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK OVER THE LAST SIX MONTHS?

A. The Fund outperformed its benchmark primarily due to strong stock selection. For the six-month period ended March 31, 2005, holdings in the Information Technology, Healthcare, and Industrials sectors provided strong results and were the primary contributors to return. We are reassured that the market has again rewarded companies with strong financial standing and attractive risk-reward profiles.

Q.  DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. The most significant changes in sector allocation include reductions in the Consumer Discretionary sector and increases in the Healthcare, Energy, and Industrials sectors. Investors' fears of inflation and diminished consumer resilience increased selling pressure on the Consumer Discretionary sector. We believed performance would found in very select stocks within this sector and realigned the Fund's holdings accordingly. Our selection screens had indicated attractive profiles of many companies within the Healthcare, Industrials, and Energy sectors.

Q&A

Q. WHICH STOCKS/SECTORS HAVE YOU LIKED? WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The Energy sector provided the strongest sector return for the Index. The Fund's allocation to Energy increased due to increasing existing positions and market appreciation. We have found many compelling and reasonably valued stocks in the Healthcare and Industrials sectors. We redistributed the Fund's Information Technology holdings to include more software and productivity-enhancement stocks, as we believe these investments offer better value in the Information Technology sector.

   Among the top contributors to return over the last six months were: American Eagle Outfitters (+184 basis points (bps)), Centene Corp (+183 bps), DRS Technologies (+134 bps), Massey Energy (+127 bps), and Noven Pharmaceuticals (+122 bps). The common theme remains: catalyst for profitability, cash flow and cash earnings. Among the detractors were Amkor Technology (-58 bps), Intevac (-48bps), Zoran (-46 bps), Santarus (-46 bps) and Fleetwood Enterprises (-44bps). The Fund's holdings in Amkor, Intevac, Zoran, and Fleetwood were sold and the assets redeployed among stocks with stronger, near-term catalysts.

Q. WHICH INVESTMENTS STAND OUT?

   A. Holdings in the Energy, Industrials, and Healthcare sectors have provided the strongest near-term returns. Comprehensive analysis and stock selection continued to make the difference in stock performance.

GE Small-Cap Value Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,108.51                             6.42
     Class B                         1,000.00                           1,105.55                            10.43
     Class C                         1,000.00                           1,104.96                            10.43
     Class Y                         1,000.00                           1,110.51                             5.09
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,018.80                             6.01
     Class B                         1,000.00                           1,015.13                             9.76
     Class C                         1,000.00                           1,015.13                             9.76
     Class Y                         1,000.00                           1,020.02                             4.76
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.19% FOR CLASS A, 1.94% FOR CLASS B, 1.94% FOR CLASS C, AND 0.95% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

** ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
   FOLLOWS: 10.94% FOR CLASS A SHARES, 10.64% FOR CLASS B SHARES, 10.59% FOR CLASS C SHARES, AND 11.13% FOR CLASS Y SHARES.

GE Small-Cap Value Equity Fund

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
DRS Technologies, Inc.                 2.67%
--------------------------------------------------------------------------------
The Cooper Companies, Inc.             2.54%
--------------------------------------------------------------------------------
Centene Corp.                          2.44%
--------------------------------------------------------------------------------
Standard-Pacific Corp.                 2.05%
--------------------------------------------------------------------------------
KV Pharmaceutical Co. (Class A)        1.98%
--------------------------------------------------------------------------------
Genesee & Wyoming Inc. (Class A)       1.96%
--------------------------------------------------------------------------------
Micros Systems, Inc.                   1.83%
--------------------------------------------------------------------------------
Manitowoc Co.                          1.81%
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                    1.69%
--------------------------------------------------------------------------------
Websense, Inc.                         1.65%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

LIPPER PERFORMANCE COMPARISON
Small Cap Core Peer Group

Based on average annual total returns for the periods ended 3/31/05

                            SIX          ONE        FIVE
                          MONTHS        YEAR        YEAR
                         --------     -------      -------
Number of Funds in
peer group:                 605         572          323
--------------------------------------------------------------------------------
Peer group average
annual total return:      9.39%       7.89%        7.25%
--------------------------------------------------------------------------------
Lipper categories
in peer group: Small Cap Core


 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                GE Small-Cap Value             GE Small-Cap Value
                    Equity Fund                Equity Fund w/load          Russell 2000 Index
---------------------------------------------------------------------------------------------------------------------------
9/30/98              10,000.00                       9,425.00                   10,000.00
3/99                 10,437.88                       9,837.70                   10,994.64
9/99                 12,227.80                      11,524.71                   11,898.08
3/00                 15,936.76                      15,020.40                   15,090.96
9/00                 15,626.53                      14,728.01                   14,699.33
3/01                 15,813.30                      14,904.04                   12,797.04
9/01                 16,361.05                      15,420.29                   11,591.04
3/02                 19,269.55                      18,161.55                   14,603.73
9/02                 15,882.86                      14,969.60                   10,524.54
3/03                 14,624.95                      13,784.02                   10,673.24
9/03                 17,514.00                      16,506.94                   14,371.94
3/04                 21,218.62                      19,998.55                   17,486.04
9/04                 20,555.10                      19,373.19                   17,069.56
3/05                 22,803.41                      21,492.21                   18,432.59


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------     --------     -------    -----------
GE Small-Cap
  Value Equity       10.94%        7.47%        7.43%      13.52%
GE Small-Cap
  Value Equity
  W/LOAD              4.56%        1.29%        6.16%      12.48%
  MAXIMUM LOAD
  OF 5.75%
Russell 2000          7.99%        5.41%        4.08%       9.87%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                GE Small-Cap Value
                    Equity Fund                Russell 2000 Index
--------------------------------------------------------------------------------
9/30/98              10,000.00                      10,000.00
3/99                 10,400.07                      10,994.64
9/99                 12,136.76                      11,898.08
3/00                 15,752.90                      15,090.96
9/00                 15,385.48                      14,699.33
3/01                 15,525.14                      12,797.04
9/01                 15,989.46                      11,591.04
3/02                 18,774.82                      14,603.73
9/02                 15,417.74                      10,524.54
3/03                 14,146.74                      10,673.24
9/03                 16,882.15                      14,371.94
3/04                 20,363.57                      17,486.04
9/04                 19,667.46                      17,069.56
3/05                 21,818.68                      18,432.59


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX          ONE        FIVE         SINCE
                    MONTHS        YEAR        YEAR       INCEPTION
                   --------     --------     -------    -----------
GE Small-Cap
  Value Equity       10.64%        6.74%        6.65%      12.73%
Russell 2000
  Index               7.99%        5.41%        4.08%       9.87%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                GE Small-Cap Value
                    Equity Fund                Russell 2000 Index
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 12,979.49                      12,683.52
9/00                 12,676.77                      12,354.36
3/01                 12,791.83                      10,755.54
9/01                 13,174.41                       9,741.94
3/02                 15,468.70                      12,274.02
9/02                 12,708.06                       8,845.58
3/03                 11,647.15                       8,970.55
9/03                 13,905.86                      12,079.21
3/04                 16,780.57                      14,696.52
9/04                 16,187.38                      14,346.48
3/05                 17,901.84                      15,492.07


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE        FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------     --------     -------    -----------
GE Small-Cap
  Value Equity       10.59%        6.68%        6.64%      11.17%
Russell 2000
   Index              7.99%        5.41%        4.08%       8.28%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                GE Small-Cap Value
                    Equity Fund                Russell 2000 Index
--------------------------------------------------------------------------------
9/30/98              10,000.00                      10,000.00
3/99                 10,442.17                      10,994.64
9/99                 12,252.95                      11,898.08
3/00                 15,984.18                      15,090.96
9/00                 15,696.90                      14,699.33
3/01                 15,918.92                      12,797.04
9/01                 16,478.53                      11,591.04
3/02                 19,437.13                      14,603.73
9/02                 16,045.32                      10,524.54
3/03                 14,785.51                      10,673.24
9/03                 17,734.30                      14,371.94
3/04                 21,513.74                      17,486.04
9/04                 20,863.07                      17,069.56
3/05                 23,186.16                      18,432.59


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX          ONE        FIVE         SINCE
                    MONTHS        YEAR        YEAR       INCEPTION
                   --------     --------     -------    -----------
GE Small-Cap
  Value Equity       11.13%        7.77%        7.72%      13.81%
Russell 2000
   Index              7.99%        5.41%        4.08%       9.87%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE SMALL-CAP VALUE EQUITY FUND

Schedule of Investments

                         GE SMALL-CAP VALUE EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $107,198
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Financial Services                               16.8%
Technology                                       14.2%
Consumer Discretionary                           12.8%
Short-Term Investments                           12.8%
Healthcare                                       12.4%
Producer Durables                                 9.5%
Materials & Processing                            5.8%
Real Estate Investment Trust                      4.8%
Energy                                            4.6%
Autos & Transportation                            4.0%
Consumer Staples                                  1.8%
Utilities                                         0.5%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 99.4%
--------------------------------------------------------------------------------

AUTOS & TRANSPORTATION -- 4.6%

Genesee & Wyoming Inc.
   (Class A) ...................     81,187  $  2,103,555(a)
Oshkosh Truck Corp. ............     22,100     1,811,979
RailAmerica, Inc. ..............     29,200       364,416(a)
                                                4,279,950

CONSUMER DISCRETIONARY -- 14.6%

ADESA, Inc. ....................     69,800     1,630,528
American Eagle Outfitters ......     51,400     1,518,870
Arbitron, Inc. .................     17,000       729,300
Brinker International, Inc. ....     15,300       554,166(a)
Dave & Buster's, Inc. ..........     10,200       190,740(a,j)
Finish Line (Class A) ..........     23,100       534,765
infoUSA Inc. ...................     78,300       822,933
Linens 'n Things, Inc. .........     36,600       908,778(a)
Marvel Enterprises, Inc. .......     38,100       762,000(a)
RARE Hospitality
   International, Inc. .........     16,700       515,696(a)
School Specialty Inc. ..........     13,300       520,828(a)
The Talbots, Inc. ..............     30,000       959,400
TeleTech Holdings Inc. .........    101,700     1,313,964(a,j)
Timberland Co. (Class A) .......     20,100     1,425,693(a)
Triarc Companies, Inc.
   (Class B) ...................     52,700       728,841(j)
The Warnaco Group, Inc. ........     25,400       610,616(a)
                                               13,727,118

                                     NUMBER
                                  OF SHARES         VALUE

CONSUMER STAPLES -- 2.1%

Gold Kist Inc. .................     30,200   $   480,180(a)
Smithfield Foods, Inc. .........     47,200     1,489,160(a)
                                                1,969,340

ENERGY -- 5.3%

Chesapeake Energy Corp. ........     59,800     1,312,012
Hydril Company LP ..............     16,200       946,242(a,j)
Oil States International, Inc. .     67,900     1,395,345(a)
St. Mary Land &
   Exploration Co. .............     25,500     1,276,275(j)
                                                4,929,874

FINANCIAL SERVICES -- 19.2%

The BISYS Group, Inc. ..........     49,200       771,456(a)
Cullen/Frost Bankers, Inc. .....     25,500     1,151,325
Digital Insight Corp. ..........     43,700       716,680(a)
HCC Insurance Holdings, Inc. ...     37,800     1,366,848
Hilb Rogal & Hobbs Co. .........     37,200     1,331,760(j)
Interactive Data Corp. .........     64,800     1,344,600(a)
MoneyGram International, Inc. ..     83,100     1,569,759
NCO Group, Inc. ................     22,600       441,830(a)
Platinum Underwriters
   Holdings Ltd. ...............     40,400     1,199,880
Raymond James Financial, Inc. ..     43,050     1,304,415
Sandy Spring Bancorp, Inc. .....     22,800       736,896(j)
Sky Financial Group, Inc. ......     55,900     1,499,238(j)
Sterling Bancorp ...............     30,960       751,399
W Holding Company, Inc. ........    109,195     1,099,594(j)
Webster Financial Corp. ........     34,100     1,548,481
Westamerica Bancorp ............     23,700     1,226,949
                                               18,061,110

HEALTHCARE -- 14.1%

Centene Corp. ..................     87,300     2,618,127(a)
Computer Programs and
   Systems, Inc. ...............     46,300     1,300,104
Immunicon Corp. ................     59,900       352,811(a,j)
KV Pharmaceutical Co.
   (Class A) ...................     91,600     2,125,120(a,j)
LifePoint Hospitals, Inc. ......     18,300       802,272(a)
Medical Action Industries Inc. .     37,800       714,420(a)
Noven Pharmaceuticals Inc. .....     86,300     1,463,648(a)
Santarus, Inc. .................     58,200       282,852(a,j)
The Cooper Companies, Inc. .....     37,400     2,726,460
Thoratec Corp. .................     73,500       898,170(a,j)
                                               13,283,984

MATERIALS & PROCESSING -- 6.6%

Comfort Systems USA, Inc. ......     52,200       404,550(a)
Commercial Metals co. ..........     47,700     1,616,553
Harsco Corp. ...................     26,100     1,555,821
Mueller Industries, Inc. .......     34,700       976,805


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE SMALL-CAP VALUE EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

Packaging Corp. of America .....     46,400 $   1,127,056
Quanta Services, Inc. ..........     71,000       541,730(a)
                                                6,222,515

PRODUCER DURABLES -- 10.8%

Itron, Inc. ....................     48,000     1,422,720(a,j)
Manitowoc Co. ..................     48,100     1,942,759
Mine Safety Appliances Co. .....     11,800       457,132
Photon Dynamics, Inc. ..........     39,100       745,246(a,j)
Rudolph Technologies, Inc. .....     49,200       740,952(a,j)
Semitool, Inc. .................     21,300       217,260(a)
Standard-Pacific Corp. .........     30,500     2,201,795
Teledyne Technologies Inc. .....     40,300     1,261,390(a)
Woodward Governor Co. ..........     16,800     1,204,560
                                               10,193,814

REAL ESTATE INVESTMENT TRUST -- 5.4%

BioMed Realty Trust Inc. .......     61,100     1,258,660
Federal Realty
   Investment Trust ............     32,400     1,566,540
Omega Healthcare
   Investors Inc. ..............     97,000     1,065,060
Sizeler Property Investors .....     60,400       716,344
The Mills Corp. ................      9,300       491,970
                                                5,098,574

TECHNOLOGY -- 16.2%

CSG Systems International ......     43,500       708,615(a)
DRS Technologies, Inc. .........     67,400     2,864,500(a)
EDO Corp. ......................     19,600       588,980
Intergraph Corp. ...............     50,200     1,446,262(a,j)
Intermagnetics General Corp. ...     55,950     1,361,823(a)
Manhattan Associates, Inc. .....     33,100       674,247(a,j)
Micros Systems, Inc. ...........     53,400     1,960,314(a)
Mobility Electronics, Inc. .....    100,700       703,893(a,j)
Parametric Technology Corp. ....    284,800     1,592,032(a)
Varian, Inc. ...................     41,000     1,553,490(a)
Websense, Inc. .................     32,900     1,770,020(a)
                                               15,224,176

UTILITIES -- 0.5%

IDACORP, Inc. ..................     17,000       482,290

TOTAL COMMON STOCK
   (COST $76,933,962) ..........               93,472,745

                                     NUMBER
                                  OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 14.6%

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.9%

GEI Short Term Investment Fund
   2.70% .......................    814,858  $    814,858(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 13.7%

State Street Navigator Securities
   Lending Prime Portfolio
   2.78% ....................... 12,909,915    12,909,915(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $13,724,773) ..........               13,724,773

TOTAL INVESTMENTS
   (COST $90,658,735) ..........              107,197,518

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (14.0)% ..............              (13,161,515)
                                              -----------

NET ASSETS-- 100.0% ............              $94,036,003
                                              ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Small-Cap Value Equity Fund had the following written option contracts open at March 31, 2005:

                     EXPIRATION DATE/    NUMBER OF
CALL OPTIONS           STRIKE PRICE      CONTRACTS    VALUE
--------------------------------------------------------------------------------
Cooper Companies Inc.
  (Written Option
  Premium $37,073)    May 2005/85.00        127     $(1,905)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Global Equity Fund

DAIZO MOTOYOSHI IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND PORTFOLIO MANAGER FOR THE GE GLOBAL EQUITY FUND AND HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER 2003. MR. MOTOYOSHI JOINED GE ASSET MANAGEMENT IN 1994 AS AN INTERNATIONAL EQUITY ANALYST AND PORTFOLIO MANAGER AND BECAME A GLOBAL EQUITY PORTFOLIO MANAGER IN 2002. PRIOR TO JOINING GEAM, DAIZO HELD POSITIONS AT ALLIANCE CAPITAL MANAGEMENT AND ERNST & YOUNG. HE HOLDS A BA IN ECONOMICS AND ACCOUNTING FROM CLAREMONT MCKENNA COLLEGE, A MBA FROM COLUMBIA UNIVERSITY, AND A MASTERS OF BUSINESS TAXATION FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA. DAIZO IS A CERTIFIED PUBLIC ACCOUNTANT AND A HOLDER OF THE CHARTERED FINANCIAL ANALYST DESIGNATION.

Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Global Equity Fund returned 9.30% for Class A shares, 8.89% for Class B shares, 8.89% for Class C shares, and 9.40% for Class Y shares. The MSCI World benchmark rose 10.71% and the Lipper peer group of 65 Global Large-Cap Core Funds returned an average of 9.92% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. The portfolio was negatively impacted by stock selection in the United States and Canada. There was also a negative contribution on a sector basis from stock selection in Energy and Consumer Staples. However, the positive contributions from stock selection in Materials and Telecommunication Services offset a portion of the above-mentioned negative impacts to the portfolio.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. A few of the top performing stocks held in the fund include BHP Billiton, CVRD, and Bank Intesa.BHP Billiton is a diversified resources company that has benefited from increased demand from China for raw materials like iron ore. CVRD is also a mining company with an industry leading position in iron ore assets. Bank Intesa is a leading Italian bank that has benefited from an improving consumer environment.

    A few stocks that have not performed well over the past six months were in the United States and Canada. Examples of these stocks were Nortel, First Data, and Pfizer. Nortel has struggled to bring the accounting issues and financial restatements to closure. First Data stock performance has struggled over the past six months as the company continues to integrate the Concord acquisition. Pfizer has also had poor stock price performance over the six-month period as the market is concerned about generic drug competition and the concern over certain drugs being removed from the market over safety concerns.

Q&A

Q.  WHAT WERE SOME OF THE MAJOR BUYS AND SELLS DURING THE PERIOD?

A. Reed Elsevier, a UK publishing company, was a new stock added to the portfolio during the period. Reed is a global leader with a high reputation involved in the publishing of medical, legal, education and science papers, journals and textbooks. They have both printed and web based products that allow their publications to be shared worldwide. American Express, a US financial services company, was a stock that was eliminated from the portfolio during the past six months as we feel it reached a fair valuation based on its future growth prospects.

GE Global Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,092.94                             7.82
     Class B                         1,000.00                           1,088.90                            11.80
     Class C                         1,000.00                           1,088.86                            11.79
     Class Y                         1,000.00                           1,093.92                             6.49
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,017.46                             7.38
     Class B                         1,000.00                           1,013.78                            11.13
     Class C                         1,000.00                           1,013.78                            11.13
     Class Y                         1,000.00                           1,018.69                             6.12
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.47% FOR CLASS A, 2.22% FOR CLASS B, 2.22% FOR CLASS C, AND 1.22% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
    FOLLOWS: 9.30% FOR CLASS A SHARES, 8.89% FOR CLASS B SHARES, 8.89% FOR CLASS C SHARES, AND 9.40% FOR CLASS Y SHARES.

GE Global Equity Fund

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Citigroup Inc.                2.12%
--------------------------------------------------------------------------------
Vodafone Group PLC.           2.05%
--------------------------------------------------------------------------------
BHP Billiton PLC.             1.99%
--------------------------------------------------------------------------------
Microsoft Corp.               1.89%
--------------------------------------------------------------------------------
Schlumberger Ltd.             1.85%
--------------------------------------------------------------------------------
Pfizer Inc.                   1.76%
--------------------------------------------------------------------------------
Johnson & Johnson             1.62%
--------------------------------------------------------------------------------
Smith & Nephew PLC.           1.57%
--------------------------------------------------------------------------------
United Technologies Corp.     1.56%
--------------------------------------------------------------------------------
PepsiCo, Inc.                 1.54%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests in companies in developed and developing countries, including the United States.

LIPPER PERFORMANCE
COMPARISON

Global Large-Cap Core Funds
Peer Group

Based on average annual total returns for the periods ended 3/31/05

                      SIX       ONE       FIVE        TEN
                     MONTHS     YEAR      YEAR        YEAR
                    -------     ----      ----        ----
Number of
Funds in
peer group:            65         64         40        15
--------------------------------------------------------------------------------
Peer group
average annual
total return:       9.92%      6.87%     -4.74%      7.65%
--------------------------------------------------------------------------------
Lipper categories
in peer group: Global Large-Cap Core Funds

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

               GE Global Equity Fund      GE Global Equity Fund w/load      MSCI World Index
---------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                       9,425.00                   10,000.00
9/95                 11,080.20                      10,443.09                   11,009.26
9/96                 12,347.31                      11,637.34                   12,514.34
9/97                 14,670.49                      13,826.93                   15,531.70
9/98                 13,077.78                      12,325.81                   15,552.81
9/99                 17,902.83                      16,873.42                   20,136.80
9/00                 20,489.54                      19,311.39                   21,779.96
9/01                 15,021.40                      14,157.67                   15,637.13
9/02                 12,183.48                      11,482.93                   12,637.69
9/03                 14,688.25                      13,843.68                   15,847.17
9/04                 16,601.75                      15,647.15                   18,556.44
3/05                 18,145.84                      17,102.45                   20,543.65


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE        FIVE          TEN
                    MONTHS         YEAR        YEAR         YEAR
                   --------       ------     ---------    --------
GE Global Equity      9.30%        6.71%       -4.28%       6.14%
GE Global Equity
  W/LOAD              3.02%        0.58%       -5.40%       5.51%
  MAXIMUM LOAD
  OF 5.75%
MSCI World Index     10.71%       10.56%       -2.88%       7.47%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

               GE Global Equity Fund            MSCI World Index
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 11,041.66                      11,009.26
9/96                 12,212.91                      12,514.34
9/97                 14,401.14                      15,531.70
9/98                 12,753.52                      15,552.81
9/99                 17,326.06                      20,136.80
9/00                 19,676.23                      21,779.96
9/01                 14,384.35                      15,637.13
9/02                 11,666.79                      12,637.69
9/03                 14,065.33                      15,847.17
9/04                 15,897.68                      18,556.44
3/05                 17,376.28                      20,543.65


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE          TEN
                     MONTHS        YEAR        YEAR         YEAR
                    --------     --------    ---------     -------
GE Global Equity      8.89%        5.86%       -4.98%       5.68%
MSCI World Index     10.71%       10.56%       -2.88%       7.47%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

               GE Global Equity Fund            MSCI World Index
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 12,562.24                      11,806.73
9/00                 11,356.44                      10,816.00
3/01                  9,606.41                       8,842.64
9/01                  8,259.17                       7,765.45
3/02                  9,021.63                       8,461.30
9/02                  6,648.92                       6,275.92
3/03                  6,718.23                       6,413.90
9/03                  8,019.22                       7,869.76
3/04                  9,256.23                       9,227.84
9/04                  9,000.30                       9,215.19
3/05                  9,800.09                      10,202.04


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE          FIVE        SINCE
                     MONTHS        YEAR         YEAR      INCEPTION
                    --------     --------     --------   -----------
GE Global Equity      8.89%        5.88%       -4.84%      -0.37%
MSCI World Index     10.71%       10.56%       -2.88%       0.36%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

               GE Global Equity Fund            MSCI World Index
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 11,094.77                      11,009.26
9/96                 12,394.21                      12,514.34
9/97                 14,766.34                      15,531.70
9/98                 13,202.09                      15,552.81
9/99                 18,112.71                      20,136.80
9/00                 20,783.95                      21,779.96
9/01                 15,275.64                      15,637.13
9/02                 12,426.75                      12,637.69
9/03                 15,020.15                      15,847.17
9/04                 17,019.09                      18,556.44
3/05                 18,619.22                      20,543.65


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE          TEN
                     MONTHS        YEAR        YEAR         YEAR
                    --------     --------    ---------    --------
GE Global Equity      9.40%        6.94%       -4.03%       6.41%
MSCI World Index     10.71%       10.56%       -2.88%       7.47%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE GLOBAL EQUITY FUND

Schedule of Investments

                              GE GLOBAL EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $58,397
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

United States                                    50.7%
Continental Europe                               19.5%
United Kingdom                                   14.7%
Japan                                             6.9%
Canada                                            2.9%
Latin America                                     2.3%
Emerging Asia                                     2.2%
Pacific Rim                                       0.5%
Emerging Europe                                   0.3%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 98.9%

--------------------------------------------------------------------------------

BRAZIL -- 2.2%

Cia Vale do Rio Doce ADR .......     19,230 $     510,941(a)
Empresa Brasileira de
   Aeronautica S.A. ADR ........     11,981       375,005(j)
Petroleo Brasileiro S.A. ADR. ..      5,839       224,626
                                                1,110,572

CANADA -- 3.4%

Alcan Inc. .....................     13,398       509,409(j)
Angiotech Pharmaceuticals,
   Inc. ........................     28,399       435,925(a)
Nortel Networks Corp. ..........    279,792       760,851(a,j)
                                                1,706,185

CHINA -- 0.0%*

Yanzhou Coal Mining Co. Ltd. ...     18,000        24,464

FINLAND -- 1.7%

Nokia Oyj ......................     54,020       839,677(a)

FRANCE -- 6.0%

BNP Paribas ....................      8,324       591,219(j)
Carrefour S.A. .................     10,356       551,019(j)
Lagardere S.C.A. (Regd.) .......      4,366       331,378(j)
Sanofi-Aventis .................      4,879       412,482(j)
Total S.A. .....................      3,566       836,537(j)
Veolia Environnement ...........      7,121       253,212(j)
                                                2,975,847

                                     NUMBER
                                  OF SHARES         VALUE

GERMANY -- 2.6%

Allianz AG (Regd.) .............      2,750 $     350,077
BASF AG ........................        581        41,296
E.ON AG ........................      8,246       709,353
Linde AG .......................        521        35,887
Siemens AG (Regd.) .............      2,224       176,460
                                                1,313,073

HONG KONG -- 0.6%

Esprit Holdings Ltd. ...........      1,457         9,948
Jardine Matheson
   Holdings Ltd. ...............     14,400       250,560
Sun Hung Kai Properties
   Ltd. (REIT) .................      3,000        27,214
                                                  287,722

INDIA -- 0.5%

Reliance Industries Ltd. GDR ...      9,287       237,933(b)

ITALY -- 4.7%

Banca Intesa S.p.A. ............    132,912       677,137
Ente Nazionale
   Idrocarburi S.p.A. ..........     26,878       699,688(j)
Riunione Adriatica
   di Sicurta S.p.A. ...........     11,721       276,482
Telecom Italia S.p.A ...........    112,948       354,138(j)
UniCredito Italiano S.p.A. .....     54,990       323,749
                                                2,331,194

JAPAN -- 8.0%

Aiful Corp. ....................      4,300       344,933(j)
Aiful Corp. ....................      2,150       168,848
Asahi Glass Co. Ltd. ...........     36,500       385,611
Canon Inc. .....................     12,800       688,108
Honda Motor Co. Ltd. ...........     10,800       542,221(j)
Hoya Corp. .....................      5,200       573,672
Jupiter Telecommunications Co. .        269       215,029(a)
SECOM Co. Ltd. .................      7,500       312,734(j)
SMC Corp. ......................      6,707       760,620
                                                3,991,776

MALAYSIA -- 0.1%

Malaysia International
   Shipping Corp. BHD ..........      9,767        41,895

MEXICO -- 0.5%

America Movil S.A. de C.V.
   ADR (Series L) ..............      4,422       228,175

NETHERLANDS -- 1.4%

Koninklijke Philips
   Electronics N.V. ............     25,908       715,516(a,j)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE GLOBAL EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

NORWAY -- 0.1%

Telenor ASA ....................      2,756 $      24,878

RUSSIA -- 0.3%

LUKOIL ADR .....................      1,129       152,979

SOUTH KOREA -- 1.1%

Samsung Electronics Co. Ltd. ...      1,100       543,772

SPAIN -- 2.6%

Banco Santander Central
   Hispano S.A. (Regd.) ........     50,909       621,279(j)
Telefonica S.A. ................     39,939       697,626(h,j)
                                                1,318,905

SWEDEN -- 1.8%

Sandvik AB .....................     21,211       885,398(j)

SWITZERLAND -- 2.0%

Nestle S.A. (Regd.) ............      2,424       665,537
Roche Holding AG ...............      2,948       317,085
                                                  982,622

TAIWAN -- 0.9%

Taiwan Semiconductor
   Manufacturing Co. Ltd. ......    272,997       446,243

UNITED KINGDOM -- 17.3%

BG Group PLC ...................     45,090       350,393(h)
BHP Billiton PLC ...............     86,615     1,163,676
Brambles Industries PLC ........    100,754       576,865(h)
Diageo PLC .....................     34,572       487,341
GlaxoSmithKline PLC ............     27,811       637,451
Kingfisher PLC .................     90,472       493,635
Lloyds TSB Group PLC ...........     19,021       171,803
National Grid Transco PLC ......     28,048       259,830
Prudential PLC .................     17,165       164,121
Reed Elsevier PLC ..............     45,458       471,147
Rio Tinto PLC (Regd.) ..........     20,434       660,652
Royal Bank of Scotland
   Group PLC ...................     11,553       367,626
Smith & Nephew PLC .............     97,232       914,054
Smiths Group PLC ...............     42,974       691,449
Vodafone Group PLC .............    450,252     1,195,368(h)
                                                8,605,411

UNITED STATES -- 41.1%

Allstate Corp. .................        590        31,895
American International
   Group, Inc. .................      2,314       128,219
Amgen Inc. .....................      5,677       330,458(a)
Avon Products, Inc. ............        766        32,892

                                     NUMBER
                                  OF SHARES         VALUE

Bank of America Corp. ..........     17,208 $     758,873
Citigroup Inc. .................     27,552     1,238,187(h)
Colgate-Palmolive Co. ..........     14,124       736,849
Comcast Corp. (Class A)
   (Special) ...................     21,899       731,427(a)
Dominion Resources, Inc. .......     11,111       826,992
Eaton Corp. ....................      2,726       178,280
Exxon Mobil Corp. ..............        431        25,688
Federal National
   Mortgage Assoc. .............      5,312       289,238
FedEx Corp. ....................        407        38,238
First Data Corp. ...............     17,198       676,053
Goldman Sachs Group, Inc. ......      7,075       778,179
Intel Corp. ....................     17,134       398,023
International Game
   Technology ..................        826        22,021
Johnson & Johnson ..............     14,120       948,299
MBNA Corp. .....................     18,156       445,730
Medco Health Solutions, Inc. ...      9,137       452,921(a)
Mellon Financial Corp. .........     20,698       590,721
Microsoft Corp. ................     45,768     1,106,213
Monsanto Co. ...................      4,859       313,405
PepsiCo, Inc. ..................     16,922       897,374
Pfizer Inc. ....................     39,230     1,030,572
Praxair, Inc. ..................     11,933       571,113
Sara Lee Corp. .................     18,431       408,431
Schlumberger Ltd. ..............     15,332     1,080,599
State Street Corp. .............     13,332       582,875(e)
Target Corp. ...................     15,205       760,554
The St. Paul Travelers
   Companies, Inc. .............     12,742       468,014
Tyco International Ltd. ........     19,015       642,707
United Technologies Corp. ......      8,984       913,313
UnitedHealth Group
   Incorporated ................        483        46,069
Viacom Inc. (Class B) ..........     18,833       655,953
Wal-Mart Stores, Inc. ..........     16,110       807,272
Wyeth ..........................     12,952       546,315
                                               20,489,962

TOTAL COMMON STOCK
   (COST $42,527,322) ..........               49,254,199

--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.9%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund ...................      6,716       190,667
Industrial Select Sector
   SPDR Fund ...................     25,512       776,330

TOTAL EXCHANGE TRADED FUNDS
   (COST $856,378) .............                  966,997

TOTAL INVESTMENTS IN SECURITIES
   (COST $43,383,700) ..........               50,221,196


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE GLOBAL EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

SHORT TERM INVESTMENTS -- 16.4%

--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS -- 1.0%

GEI Short Term Investment Fund
   2.70% .......................    494,281   $   494,281(d,l)

SHORT TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 15.4%

State Street Navigator Securities
   Lending Prime Portfolio
   2.78% .......................  7,682,014     7,682,014(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $8,176,295) ...........                8,176,295

TOTAL INVESTMENTS
   (COST $51,559,995) ..........               58,397,491

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (17.2)% ..............               (8,598,550)
                                              -----------

NET ASSETS-- 100.0% ............              $49,798,941
                                              ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Global Equity Fund had the following long futures contracts open at March 31, 2005:

                             NUMBER    CURRENT    UNREALIZED
               EXPIRATION      OF     NOTIONAL   APPRECIATION/
DESCRIPTION       DATE      CONTRACTS   VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
DJ EURO STOXX
  50 Index
  Futures       June 2005      3      $117,085   $    741

FTSE 100
  Index
  Futures       June 2005      1        92,827        (28)

S&P 500
  Index
  Futures       June 2005      1       295,975     (1,946)

TOPIX Index
  Futures       June 2005      1       110,368       (421)
                                                  -------
                                                  $(1,654)
                                                  =======


The GE Global Equity Fund was invested in the following sectors at March 31, 2005:

                                           PERCENTAGE (BASED
SECTOR                                     ON MARKET VALUE)
--------------------------------------------------------------------------------
Financials                                      16.42%
Short-term                                      14.00%
Industrials                                     12.00%
Healthcare                                      10.40%
Information Technology                          10.33%
Consumer Discretionary                           8.11%
Consumer Staples                                 7.85%
Materials                                        6.56%
Energy                                           6.18%
Telecommunication Services                       4.65%
Utilities                                        3.50%
                                               ------
                                               100.00%
                                               =======


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE International Equity Fund

Q&A

RALPH R. LAYMAN IS A DIRECTOR AND EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES THE OVERALL INTERNATIONAL EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT. MR. LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE INTERNATIONAL EQUITY FUND AND MANAGES THE FOREIGN INVESTMENTS FOR THE STRATEGIC INVESTMENT FUND. HE HAS SERVED IN THOSE CAPACITIES SINCE EACH FUND'S COMMENCEMENT.
MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992. RALPH IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE IS ALSO A MEMBER OF THE NEW YORK STOCK EXCHANGE INTERNATIONAL CAPITAL MARKETS ADVISORY COMMITTEE AND A MEMBER OF THE FRANK RUSSELL 20/20 EXECUTIVE COMMITTEE. HE HOLDS A BS IN ECONOMICS AND AN MS IN FINANCE FROM THE UNIVERSITY OF WISCONSIN.


Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE International Equity Fund returned 13.56% for Class A shares, 13.12% for Class B shares, 13.15% for Class C shares, and 13.66% for Class Y shares. The benchmark, MSCI EAFE Index returned 15.13% and the Fund's Lipper peer group of 288 International Multi-Cap Core Funds returned an average of 13.94% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. During the six-month period ended March 31, 2005, the market reflected strong double-digit returns supported by a weak US Dollar. Moreover, solid if unspectacular economic growth benefiting from substantial liquidity and low rates but somewhat offset by higher oil and other commodity prices, higher bond yields, and widening corporate spreads impacted the Fund's performance.

Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Consumer Staples led all sectors as food producers rallied while Materials and Industrials gained on the back of continued global, especially Asian, growth. Healthcare and IT stocks lagged severely, hit by pipeline concerns and pricing pressures respectively.

    Materials stocks, CVRD (Brazil) and BHP Billiton (UK), made the biggest contribution to returns reflecting continued strong demand for resources. IT stocks, Taiwan Semiconductor and Samsung Electronics (Korea), also made major contributions based on a recovery in certain elements of an otherwise troubled IT sector.

    Canadian holdings continued to struggle with Alcan (the strong Canadian Dollar and higher input costs) and Nortel Networks (financial reporting difficulties), both negatively impacting Fund returns.

Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. The oil supply and demand equation has taken center stage as prices move to all-time highs. The US Dollar, although weaker in the period, has shown signs of recovery in early 2005 supported by higher rates in the US and strong support at 20-year lows. China's economy is watched for signs of a feared slowdown.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Modest trims were effected in the strong performing Materials sector and the sizeable overweight in emerging markets was reduced. Holdings in pure energy stocks were trimmed in favor of oil service and LNG associated stocks. Emphasis on insurance was reduced in favour of opportunities in Asian real estate and new additions were made to our Japanese holdings through Technology, Industrials and Domestic Consumption.

PICTURED TO THE LEFT: RALPH R. LAYMAN

GE International Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005

---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,135.46                             7.83
     Class B                         1,000.00                           1,131.20                            11.90
     Class C                         1,000.00                           1,131.49                            11.89
     Class Y                         1,000.00                           1,136.39                             6.43
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,017.62                             7.22
     Class B                         1,000.00                           1,013.93                            10.98
     Class C                         1,000.00                           1,013.94                            10.97
     Class Y                         1,000.00                           1,018.88                             5.93
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.44% FOR CLASS A, 2.19% FOR CLASS B, 2.18% FOR CLASS C, AND 1.18% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
    FOLLOWS: 13.56% FOR CLASS A SHARES, 13.12% FOR CLASS B SHARES, 13.15% FOR CLASS C SHARES, AND 13.66% FOR CLASS Y SHARES.

GE International Equity Fund

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
BHP Billiton PLC                       2.27%
--------------------------------------------------------------------------------
Total S.A.                             2.08%
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                    1.77%
--------------------------------------------------------------------------------
Vodafone Group PLC                     1.68%
--------------------------------------------------------------------------------
Telefonica S.A.                        1.63%
--------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC       1.59%
--------------------------------------------------------------------------------
Taiwan Semiconductor
Manufacturing Co. Ltd.                 1.48%
--------------------------------------------------------------------------------
Smiths Group PLC                       1.48%
--------------------------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.      1.46%
--------------------------------------------------------------------------------
BNP Paribas                            1.44%
--------------------------------------------------------------------------------

 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in companies in developed and developing countries outside the United States.

LIPPER PERFORMANCE
COMPARISON

International Multi-Cap Core Funds Peer Group
Based on average annual total returns for the periods ended 3/31/05

                         ONE       FIVE         TEN
                        YEAR       YEAR         YEAR
                       ------     ------       ------
Number of
Funds in
peer group:              288        272          165
--------------------------------------------------------------------------------
Peer group
average annual
total return:          13.94%     13.61%       -1.34%
--------------------------------------------------------------------------------
Lipper categories
in peer group: International Multi-Cap Core Funds

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                 GE International               GE International
                    Equity Fund                Equity Fund w/load            MSCI EAFE Index
---------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                       9,425.00                   10,000.00
9/95                 10,974.42                      10,343.39                   10,492.75
9/96                 12,240.52                      11,536.69                   11,396.56
9/97                 14,540.76                      13,704.66                   12,783.75
9/98                 13,274.98                      12,511.67                   11,717.70
9/99                 16,657.14                      15,699.36                   15,344.79
9/00                 18,406.62                      17,348.24                   15,832.75
9/01                 12,637.23                      11,910.59                   11,290.29
9/02                 10,074.16                       9,494.90                    9,537.04
9/03                 11,402.05                      10,746.43                   12,019.26
9/04                 13,782.44                      12,989.95                   14,673.23
3/05                 15,651.10                      14,751.17                   16,893.11


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX           ONE          FIVE         TEN
                    MONTHS         YEAR         YEAR         YEAR
                  ---------      -------     ---------     -------
GE International
  Equity             13.56%       13.92%       -5.71%       4.58%
GE International
  Equity  W/LOAD      7.03%        7.37%       -6.82%       3.96%
  MAXIMUM LOAD
  OF 5.75%
MSCI EAFE Index      15.13%       15.06%       -1.19%       5.38%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                 GE International
                    Equity Fund                  MSCI EAFE Index
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 10,928.64                      10,492.75
9/96                 12,106.76                      11,396.56
9/97                 14,269.04                      12,783.75
9/98                 12,929.30                      11,717.70
9/99                 16,105.16                      15,344.79
9/00                 17,663.90                      15,832.75
9/01                 12,092.87                      11,290.29
9/02                  9,640.21                       9,537.04
9/03                 10,910.90                      12,019.26
9/04                 13,188.75                      14,673.23
3/05                 14,976.92                      16,893.11


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX          ONE        FIVE          TEN
                   MONTHS        YEAR        YEAR         YEAR
                  ---------      -------     ---------     -------
GE International
  Equity             13.12%       13.22%      -6.46%        4.11%
MSCI EAFE Index      15.13%       15.06%      -1.19%        5.38%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                 GE International
                    Equity Fund                  MSCI EAFE Index
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 12,561.62                      11,686.13
9/00                 10,967.54                      10,318.00
3/01                  9,063.05                       8,662.24
9/01                  7,473.51                       7,357.74
3/02                  8,001.13                       7,910.86
9/02                  5,910.69                       6,215.16
3/03                  5,505.87                       6,073.72
9/03                  6,656.55                       7,832.80
3/04                  7,992.81                       9,568.43
9/04                  7,992.81                       9,562.35
3/05                  9,043.79                      11,009.02


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX          ONE        FIVE         SINCE
                   MONTHS        YEAR        YEAR       INCEPTION
                  ---------      -------     ---------     -------
GE International
  Equity             13.15%       13.15%       -6.36%      -1.81%
MSCI EAFE Index      15.13%       15.06%       -1.19%       1.74%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                 GE International
                    Equity Fund                  MSCI EAFE Index
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 10,993.09                      10,492.75
9/96                 12,309.18                      11,396.56
9/97                 14,667.58                      12,783.75
9/98                 13,443.86                      11,717.70
9/99                 16,901.70                      15,344.79
9/00                 18,722.59                      15,832.75
9/01                 12,877.59                      11,290.29
9/02                 10,305.83                       9,537.04
9/03                 11,665.49                      12,019.26
9/04                 14,140.73                      14,673.23
3/05                 16,071.91                      16,893.11


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX          ONE        FIVE          TEN
                   MONTHS        YEAR        YEAR         YEAR
                  ---------      -------     ---------     -------
GE International
  Equity             13.66%       14.28%       -5.51%       4.86%
MSCI EAFE Index      15.13%       15.06%       -1.19%       5.38%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE INTERNATIONAL EQUITY FUND

Schedule of Investments

                          GE INTERNATIONAL EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $119,500

(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Continental Europe        34.1%
United States             23.0%
United Kingdom            18.2%
Japan                     12.7%
Emerging Asia              4.9%
Latin America              3.0%
Canada                     1.8%
Pacific Rim                1.7%
Emerging Europe            0.6%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 97.8%
--------------------------------------------------------------------------------

BRAZIL -- 3.1%

Aracruz Celulose S.A. ADR .......    12,064 $     431,891
Cia Vale do Rio Doce ADR ........    16,353       434,499(a)
Cia Vale do Rio Doce ADR ........    38,608     1,220,399
Empresa Brasileira de
   Aeronautica S.A. ADR .........    23,494       735,362(j)
Petroleo Brasileiro S.A. ADR. ...     2,303        88,596
                                                2,910,747

CANADA -- 2.3%

Abitibi-Consolidated Inc. .......    13,717        63,492(j)
Alcan Inc. ......................    26,805     1,019,159
Manulife Financial Corp. ........     8,404       401,150(j)
Nortel Networks Corp. ...........   259,729       706,293(a)
                                                2,190,094

CHINA -- 1.5%

China Petroleum &
   Chemical Corp. ............... 1,834,000       746,594
Huaneng Power
   International, Inc. ..........   908,415       669,721(h,j)
                                                1,416,315

DENMARK -- 0.6%

Group 4 Securicor PLC ...........   203,928       540,753(a)

                                     NUMBER
                                  OF SHARES         VALUE

FINLAND -- 1.6%

Nokia Oyj .......................    58,962 $     916,494(a,j)
Sampo Oyj (Series A) ............    37,648       548,007(j)
                                                1,464,501

FRANCE -- 12.6%

Accor S.A. ......................    10,945       537,123(h,j)
AXA S.A. ........................    43,882     1,171,992(j)
BNP Paribas .....................    24,160     1,715,985(j)
Carrefour S.A. ..................    14,872       791,304(j)
Credit Agricole S.A. ............    28,373       773,268(j)
Lagardere S.C.A. (Regd.) ........    17,312     1,313,973(h,j)
LVMH Moet Hennessy
   Louis Vuitton S.A. ...........     5,637       422,718(j)
Renault S.A. ....................    10,348       926,621(j)
Sanofi-Aventis ..................     9,651       815,917(j)
Total S.A. ......................    10,612     2,489,435(j)
Veolia Environnement ............    23,825       847,179(j)
                                               11,805,515

GERMANY -- 5.6%

Allianz AG (Regd.) ..............     4,084       519,896
BASF AG .........................    13,503       959,764
Bayerische Motoren
   Werke AG .....................    12,782       582,255
E.ON AG .........................    16,551     1,423,780(h)
Linde AG ........................     6,913       476,177(j)
Siemens AG (Regd.) ..............    16,857     1,337,496
                                                5,299,368

HONG KONG -- 2.1%

Esprit Holdings Ltd. ............     9,988        68,193
Hongkong Land
   Holdings Ltd. ................   161,607       434,723
Jardine Matheson
   Holdings Ltd. ................    21,600       375,840
Sun Hung Kai Properties
   Ltd. (REIT) ..................   121,370     1,100,980
                                                1,979,736

INDIA -- 0.3%

Reliance Industries Ltd. GDR ....    11,700       299,754(b)

IRELAND -- 0.4%

Bank of Ireland .................    24,073       381,069(h)

ITALY -- 6.6%

Banca Intesa S.p.A. .............   159,470       812,440
Ente Nazionale
   Idrocarburi S.p.A. ...........    67,151     1,748,074(h,j)
Mediaset S.p.A. .................     9,458       136,442(j)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE INTERNATIONAL EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

Riunione Adriatica di
   Sicurta S.p.A. ...............    37,566 $     886,131(h)
Telecom Italia S.p.A ............   398,602     1,249,779(j)
UniCredito Italiano S.p.A. ......   231,495     1,362,907(j)
                                                6,195,773

JAPAN -- 16.1%

Acom Co. Ltd. ...................    20,992     1,422,887(j)
Aiful Corp. .....................     4,100       328,889
Aiful Corp. .....................     2,050       160,995
Asahi Breweries Ltd. ............    17,900       232,452
Asahi Glass Co. Ltd. ............   120,005     1,267,817(h)
Canon Inc. ......................    22,000     1,182,685(h)
Chiyoda Corp. ...................    48,000       501,272(j)
Chugai Pharmaceutical
   Co. Ltd. .....................    48,100       740,657(j)
Daikin Industries Ltd. ..........    43,000     1,085,453(j)
Honda Motor Co. Ltd. ............    11,800       592,427(j)
Hoya Corp. ......................     8,700       959,798(j)
JSR Corp. .......................    15,800       312,425(j)
Komatsu Ltd. ....................   136,000     1,024,832(h,j)
Kubota Corp. ....................    35,000       187,173
Lawson, Inc. ....................    12,199       449,365
Mitsubishi Estate Co.
   Ltd. (REIT) ..................    56,000       652,356(j)
Mitsui & Co. Ltd. ...............    83,000       767,455(j)
Mitsui OSK Lines Ltd. ...........    91,132       587,041
Mitsui Sumitomo
   Insurance Co. Ltd. ...........   109,000     1,001,748(j)
Nidec Corp. .....................     3,100       386,920
Sharp Corp. .....................     5,000        75,823(j)
SMC Corp. .......................     7,219       818,684
Toto Ltd. .......................    52,000       447,270(j)
                                               15,186,424

MALAYSIA -- 0.3%

Malaysia International
   Shipping Corp. BHD ...........    67,126       287,935

MEXICO -- 0.7%

America Movil S.A. de C.V. ADR
   (Series L) ...................     9,915       511,614
Grupo Televisa S.A. ADR .........     2,727       160,348
                                                  671,962

NETHERLANDS -- 2.5%

Aegon N.V. ......................    17,585       237,914
ING Groep N.V. ..................    27,108       820,880(j)
Koninklijke Philips
   Electronics N.V. .............    46,638     1,288,028(a,h,j)
                                                2,346,822

                                     NUMBER
                                  OF SHARES         VALUE

NORWAY -- 0.5%

Stolt Offshore S.A. .............    54,344  $    420,851(a)
Telenor ASA .....................     9,988        90,162
                                                  511,013

RUSSIA -- 0.7%

LUKOIL ADR ......................     2,219       300,453(b)
LUKOIL ADR ......................     1,753       237,532
MMC Norilsk Nickel ADR ..........     2,128       124,488
                                                  662,473

SOUTH KOREA -- 2.2%

Kookmin Bank ....................    12,216       545,540
POSCO ...........................       370        73,235
Samsung Electronics Co. Ltd. ....     2,980     1,473,127
                                                2,091,902

SPAIN -- 3.9%

ACS Actividades de
   Construccion y
   Servicios S.A. ...............    22,099       548,570
Banco Santander Central
   Hispano S.A. (Regd.) .........    85,628     1,044,980(h,j)
Grupo Ferrovial S.A. ............       642        36,454(j)
Telefonica S.A. .................   111,295     1,944,023(h,j)
Telefonica S.A. ADR .............       954        49,579
                                                3,623,606

SWEDEN -- 2.5%

Sandvik AB ......................    31,521     1,315,762
Svenska Handelsbanken ...........     9,150       216,954(j)
Telefonaktiebolaget LM
   Ericsson (Series B) ..........   282,688       798,712(a,j)
                                                2,331,428

SWITZERLAND -- 6.7%

ABB Ltd. (Regd.) ................   105,468       657,461(a)
Adecco S.A. .....................    11,542       636,219
Credit Suisse Group (Regd.) .....    33,506     1,443,521(h)
Holcim Ltd. .....................     4,540       280,155
Nestle S.A. (Regd.) .............     5,279     1,449,411(h)
Novartis AG (Regd.) .............     9,303       435,529
Roche Holding AG ................    12,717     1,367,832
                                                6,270,128

TAIWAN -- 1.9%

Taiwan Semiconductor
   Manufacturing Co. Ltd. ....... 1,082,479     1,769,430


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE INTERNATIONAL EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

UNITED KINGDOM -- 23.1%

BG Group PLC ....................    80,087  $    622,354
BHP Billiton PLC ................   202,220     2,716,835(h)
Brambles Industries PLC .........   287,454     1,645,813(h)
Diageo PLC ......................    72,450     1,021,284
GlaxoSmithKline PLC .............    92,091     2,110,802(h)
Group 4 Securicor PLC ...........   148,649       384,815
Kingfisher PLC ..................   123,262       672,544
Lloyds TSB Group PLC ............    94,555       854,047
National Grid Transco PLC .......    19,948       184,793
Prudential PLC ..................    52,609       503,014
Rank Group PLC ..................    94,974       491,279
Reed Elsevier PLC ...............   118,808     1,231,379(h)
Rio Tinto PLC (Regd.) ...........    31,957     1,033,203
Royal Bank of Scotland
   Group PLC ....................    59,585     1,896,045
Smith & Nephew PLC ..............   117,280     1,102,520(h)
Smiths Group PLC ................   109,636     1,764,036(h)
Tesco PLC .......................   258,590     1,546,518(h)
Vodafone Group PLC ..............   754,868     2,004,088(h)
                                               21,785,369

TOTAL COMMON STOCK
   (COST $77,064,484)                          92,022,117

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 29.2%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.7%

GEI Short Term Investment Fund
   2.70% ........................   613,114       613,114(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 28.5%

State Street Navigator Securities
   Lending Prime Portfolio
   2.78% ........................26,864,721    26,864,721(d,e)

TOTAL SHORT TERM INVESTMENTS
   (COST $27,477,835) ...........              27,477,835

TOTAL INVESTMENTS
   (COST $104,542,319) ..........             119,499,952

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (27.0)% ...............             (25,373,993)
                                              -----------

NET ASSETS-- 100.0% .............             $94,125,959
                                              ===========

OTHER INFORMATION
--------------------------------------------------------------------------------

The GE International Equity Fund had the following long futures contracts open at March 31, 2005:

                             NUMBER    CURRENT
               EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION       DATE      CONTRACTS   VALUE    DEPRECIATION
--------------------------------------------------------------------------------
DJ EURO STOXX
  50 Index
  Futures       June 2005      12     $468,342    $(1,436)

FTSE 100
  Index
  Futures       June 2005       3      278,480     (1,909)

TOPIX Index
  Futures       June 2005       2      220,737       (472)
                                                  -------
                                                  $(3,817)
                                                  =======


The GE International Equity Fund was invested in the following sectors at March 31, 2005:

                                         PERCENTAGE (BASED ON
SECTOR                                       MARKET VALUE)
--------------------------------------------------------------------------------
Short-Term                                      22.99%
Financial                                       17.77%
Industrials                                     14.19%
Materials                                        7.65%
Consumer Discretionary                           7.11%
Information Technology                           6.86%
Energy                                           5.82%
Healthcare                                       5.50%
Telecommunication Services                       4.90%
Consumer Staples                                 4.59%
Utilities                                        2.62%
                                               ------
                                               100.00%
                                               ======


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Premier Growth Equity Fund

Q&A

DAVE CARLSON HAS BEEN THE PORTFOLIO MANAGER OF THE GE PREMIER GROWTH EQUITY FUND SINCE ITS INCEPTION IN 1996. SEE PAGE 1 FOR BIOGRAPHICAL INFORMATION.

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Premier Growth Equity Fund returned 4.85% for Class A shares, 4.47% for Class B shares, 4.46% for Class C shares, and 5.02% for Class Y shares. The S&P 500 Index, the benchmark, returned 6.88% and the Lipper peer group of 673 Large-Cap Growth Funds returned an average of 4.70% for the same period.

Q.  WHICH PARTICULAR STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND
    PERFORMANCE?

A. Despite a post-election rally in late 2004, stocks retreated in the first three months of 2005. Weighing on the market was the high price of oil and fears that the economy will slow. The best performing sectors during the six-month period were Energy (+23%), Utilities (+18%), and Basic Materials (+10%). Most growth funds, including the GE Premier Growth Equity, are underweighted in these sectors due to the lack of long-term growth in them. The Fund owns one energy stock, Schlumberger (+5%), which trailed the sector return.

    The Technology and Healthcare sectors each returned about 5% during the period, lagging the overall market return. These are the two largest sectors in the Fund with Technology at 25% of the total portfolio and Healthcare at 22%. Our Technology holdings lagged with disappointing performance from Molex (-10%) and First Data (-10%). Within Healthcare, Pfizer lagged (-14%), but we had strong performance from Lincare (+49%), UnitedHealth (+29%), and Johnson & Johnson (+19%).

Q. WHAT WERE THE SIGNIFICANT CHANGES TO THE FUND OVER THE SIX-MONTH PERIOD ENDING MARCH 31, 2005?

A. The portfolio contained 36 stocks at the end of the period. We reduced the weighting in financial stocks and AIG was eliminated from the portfolio. With the sharp sell-off in eBay and Qualcomm earlier this year, we established new positions in these names, believing them to be solid long-term growth stocks. Overall portfolio turnover remains low by industry standards, running between 17%-20%.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. The U.S. presidential election was a key event during the first half of the period, and it gave way to a post-election rally that drove stock prices up 9% by the end of 2004. However, oil prices hit historical highs during the six-month period, dampening the economy, and fueling investor concerns about the possibility of a recession should oil prices go higher. Despite the recent increases in short-term rates by the Federal Reserve, interest rates remain historically low and the indication is that inflation is under control. Corporate earnings continued to grow, but at a more muted pace than the last two years. Dividend growth has accelerated in the last two years, following the lowering of the dividend tax rate to 15%. The equity markets have responded favorably to the growth in corporate earnings and the increase in distributions from dividends.

PICTURED TO THE LEFT:
DAVID B. CARLSON

GE Premier Growth Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,048.50                             5.00
     Class B                         1,000.00                           1,044.65                             8.91
     Class C                         1,000.00                           1,044.64                             8.90
     Class Y                         1,000.00                           1,050.16                             3.69
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,019.96                             4.82
     Class B                         1,000.00                           1,016.29                             8.58
     Class C                         1,000.00                           1,016.29                             8.58
     Class Y                         1,000.00                           1,021.19                             3.56
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.96% FOR CLASS A, 1.71% FOR CLASS B, 1.71% FOR CLASS C, AND 0.71% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
    FOLLOWS: 4.85% FOR CLASS A SHARES, 4.47% FOR CLASS B SHARES, 4.46% FOR CLASS C SHARES, AND 5.02% FOR CLASS Y SHARES.

GE Premier Growth Equity Fund

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
UnitedHealth Group Incorporated        4.49%
--------------------------------------------------------------------------------
Vodafone Group PLC ADR                 4.32%
--------------------------------------------------------------------------------
Intuit Inc.                            4.05%
--------------------------------------------------------------------------------
Liberty Media Corp. (Series A)         3.84%
--------------------------------------------------------------------------------
First Data Corp.                       3.72%
--------------------------------------------------------------------------------
Carnival Corp.                         3.69%
--------------------------------------------------------------------------------
Johnson & Johnson                      3.54%
--------------------------------------------------------------------------------
Comcast Corp. (Class A) (Special)      3.43%
--------------------------------------------------------------------------------
Schlumberger Ltd.                      3.42%
--------------------------------------------------------------------------------
State Street Corp.                     3.39%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.

LIPPER PERFORMANCE COMPARISON Large-Cap Growth Peer Group Based on average annual total returns for the periods ended 3/31/05

                           SIX          ONE         FIVE
                         MONTHS         YEAR        YEAR
                         --------      -------     -------
Number of Funds in
peer group:                 673         652         426
--------------------------------------------------------------------------------
Peer group average
annual total return:      4.70%       1.18%      -10.17%
--------------------------------------------------------------------------------
Lipper categories
in peer group: Large-Cap Growth


 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                    GE Premier                     GE Premier
                    Growth Fund                Growth Fund w/load             S&P 500 Index
------------------------------------------------------------------------------------------------
12/31/96             10,000.00                       9,425.00                   10,000.00
9/97                 12,233.32                      11,529.91                   12,959.85
9/98                 13,866.65                      13,069.32                   14,140.87
9/99                 19,210.40                      18,105.80                   18,072.96
9/00                 22,784.86                      21,474.73                   20,466.47
9/01                 17,329.76                      16,333.30                   15,010.42
9/02                 14,561.83                      13,724.52                   11,934.79
9/03                 18,308.55                      17,255.80                   14,851.65
9/04                 19,449.88                      18,331.51                   16,912.17
3/05                 20,393.42                      19,220.80                   18,076.30


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------     --------    --------    -----------
GE Premier
  Growth Equity       4.85%        1.80%       -3.27%       9.02%
GE Premier
  Growth
  Equity w/load      -1.18%       -4.05%       -4.41%       8.24%
   maximum load
  of 5.75%
S&P 500 Index         6.88%        6.69%       -3.21%       7.44%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Premier
                    Growth Fund                   S&P 500 Index
--------------------------------------------------------------------------------
12/31/96             10,000.00                      10,000.00
9/97                 12,166.66                      12,959.85
9/98                 13,683.31                      14,140.87
9/99                 18,818.49                      18,072.96
9/00                 22,149.56                      20,466.47
9/01                 16,726.35                      15,010.42
9/02                 13,948.17                      11,934.79
9/03                 17,516.31                      14,851.65
9/04                 18,608.26                      16,912.17
3/05                 19,510.97                      18,076.30


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------     -------      --------   -----------
GE Premier
  Growth Equity       4.47%        1.08%       -3.99%       8.43%
S&P 500 Index         6.88%        6.69%       -3.21%       7.44%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Premier
                    Growth Fund                   S&P 500 Index
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 12,482.09                      11,773.02
9/00                 11,765.74                      11,324.36
3/01                 10,251.88                       9,200.32
9/01                  8,884.96                       8,305.46
3/02                 10,331.03                       9,219.23
9/02                  7,405.02                       6,603.67
3/03                  7,723.15                       6,936.74
9/03                  9,251.04                       8,217.61
3/04                 10,079.87                       9,374.53
9/04                  9,753.36                       9,357.72
3/05                 10,188.70                      10,001.85


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE        FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------      -------    ---------   -----------
GE Premier
  Growth Equity       4.46%        1.08%       -3.98%       0.34%
S&P 500 Index         6.88%        6.69%       -3.21%       0.00%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                    GE Premier
                    Growth Fund                   S&P 500 Index
--------------------------------------------------------------------------------
12/31/96             10,000.00                      10,000.00
9/97                 12,253.32                      12,959.85
9/98                 13,926.32                      14,140.87
9/99                 19,345.90                      18,072.96
9/00                 22,995.97                      20,466.47
9/01                 17,534.38                      15,010.42
9/02                 14,767.94                      11,934.79
9/03                 18,617.70                      14,851.65
9/04                 19,824.70                      16,912.17
3/05                 20,819.69                      18,076.30

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------      -------    ---------   -----------
GE Premier
  Growth Equity       5.02%        2.09%       -3.03%       9.30%
S&P 500 Index         6.88%        6.69%       -3.21%       7.44%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE PREMIER GROWTH EQUITY FUND

Schedule of Investments

                          GE PREMIER GROWTH EQUITY FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $670,961
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Information Technology                           26.3%
Healthcare                                       21.9%
Consumer Discretionary                           19.6%
Financials                                       14.9%
Short-Term Investments                            4.5%
Telecommunication Services                        4.3%
Energy                                            3.4%
Industrials                                       3.4%
Materials                                         1.7%


                                     NUMBER
                                  OF SHARES         VALUE

COMMON STOCK -- 96.6%

--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 19.8%

Carnival Corp. ..................   478,150  $ 24,772,951
Comcast Corp. (Class A)
   (Special) ....................   688,536    22,997,102(a)
eBay Inc. .......................   254,376     9,478,050(a)
The Home Depot, Inc. ............   554,654    21,209,969
IAC/InterActiveCorp .............   497,276    11,074,336(a,j)
Liberty Media Corp. (Series A) .. 2,486,380    25,783,761(a)
Liberty Media International,
   Inc. (Series A) ..............   363,394    15,894,854(a)
                                              131,211,023

ENERGY -- 3.4%

Schlumberger Ltd. ...............   325,142    22,916,008

FINANCIALS -- 15.1%

AFLAC Incorporated ..............   497,276    18,528,504
American Express Co. ............   172,134     8,842,524
Citigroup Inc. ..................   334,705    15,041,643
Federal National
   Mortgage Assoc. ..............   229,512    12,496,928
SLM Corp. .......................   449,461    22,401,136
State Street Corp. ..............   520,227    22,744,324(e,j)
                                              100,055,059

                                     NUMBER
                                  OF SHARES         VALUE

HEALTHCARE -- 22.2%

Amgen Inc. ......................   382,520 $  22,266,489(a)
DENTSPLY International, Inc. ....   131,970     7,180,488
Johnson & Johnson ...............   353,831    23,763,290
Lincare Holdings Inc. ...........   325,142    14,381,031(a)
Medtronic Inc. ..................   281,151    14,324,643
Pfizer Inc. .....................   717,225    18,841,501
UnitedHealth Group
   Incorporated .................   315,579    30,099,925
Zimmer Holdings, Inc. ...........   206,560    16,072,434(a)
                                              146,929,801

INDUSTRIALS -- 3.4%

Dover Corp. .....................   592,906    22,405,918

INFORMATION TECHNOLOGY -- 26.6%

Certegy Inc. ....................   286,890     9,932,132(j)
Cisco Systems, Inc. .............   831,981    14,884,140(a)
Dell Inc. .......................   478,150    18,370,523(a,h)
First Data Corp. ................   634,983    24,961,182(h)
Intel Corp. .....................   315,579     7,330,900
Intuit Inc. .....................   621,595    27,207,213(a)
Microsoft Corp. .................   927,611    22,420,358(h)
Molex Inc. (Class A) ............   889,359    20,988,872(h,j)
Paychex, Inc. ...................   401,646    13,182,022
QUALCOMM, Inc. ..................   172,134     6,308,711
Yahoo! Inc. .....................   325,142    11,022,314(a)
                                              176,608,367

MATERIALS -- 1.7%

Monsanto Co. ....................   177,871    11,472,679

TELECOMMUNICATION SERVICES -- 4.4%

Vodafone Group PLC ADR .......... 1,090,182    28,955,234(j)

TOTAL COMMON STOCK
   (COST $596,053,053) ..........             640,554,089

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.7%

GEI Short Term Investment Fund
   2.70% ........................24,323,939    24,323,939(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 0.9%

State Street Navigator Securities
   Lending Prime Portfolio
   2.78% ........................ 6,082,786     6,082,786(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $30,406,725) ...........              30,406,725


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE PREMIER GROWTH EQUITY FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

TOTAL INVESTMENTS
   (COST $626,459,778) ..........            $670,960,814


LIABILITIES IN EXCESS OF OTHER
   ASSETS-- (1.2)% ..............              (8,189,315)
                                             ------------

NET ASSETS-- 100.0% .............            $662,771,499
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------


The GE Premier Growth Equity Fund had the following short futures contracts open at March 31, 2005:

                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL  UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE  DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures        June  2005      11   $(3,255,725) $(7,232)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Strategic Investment Fund

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE OVERSEES A PORTION OF THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR GE FIXED INCOME FUND. MR. COLONNA ALSO MANAGES FIXED INCOME INVESTMENTS FOR GE STRATEGIC INVESTMENT FUND. HE HAS SERVED IN THOSE CAPACITIES SINCE JANUARY 2005. HE IS ALSO PORTFOLIO MANAGER OF GE SHORT-TERM GOVERNMENT FUND AND HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2000. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

CHRISTOPHER BROWN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE MANAGES DOMESTIC EQUITY INVESTMENTS FOR THE GE STRATEGIC INVESTMENT FUND AND HAS SERVED IN THIS CAPACITY SINCE SEPTEMBER, 2003. MR. BROWN JOINED GE ASSET MANAGEMENT IN 1985 AS A MANAGER OF MUTUAL FUND ACCOUNTING. HE BECAME A U.S. EQUITY ANALYST IN 1989, A VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, AND A SENIOR VICE PRESIDENT IN 1996. CHRIS IS A CUM LAUDE GRADUATE IN ECONOMICS FROM BUCKNELL UNIVERSITY AND IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

RALPH LAYMAN ALSO MANAGES FOREIGN INVESTMENTS FOR THE GE STRATEGIC INVESTMENT FUND SINCE ITS INCEPTION IN 1993. SEE PAGE 27 FOR BIOGRAPHICAL INFORMATION.

Q. HOW DID THE GE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Strategic Investment Fund returned 5.23% for Class A shares, 4.86% for Class B shares, 4.87% for Class C shares, and 5.36% for Class Y shares. During the same period, the Fund's broad-based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, advanced 6.88% and 0.47%, respectively. The Fund's Lipper peer group of 396 Flexible Portfolio Funds returned an average of 5.68% for the same period.

PICTURED FROM
LEFT TO RIGHT:
RALPH R. LAYMAN,
CHRISTOPHER D. BROWN
AND PAUL M. COLONNA

Q&A

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The domestic equity market strengthened after the election in late 2004, but then declined modestly in the first quarter of 2005. With oil prices staying over $50 a barrel, investors were worried about a slowing economy. The Energy sector contributed most to performance overall, particularly oil and gas stocks, with Encana (+53%), Burlington Resources (+23%), and Exxon Mobil (+25%) advancing over the period. Within Healthcare, pharmaceutical company Johnson & Johnson (+19%) was one of several positive contributors from this industry. A position in Lincare Holdings (+49%), also in the Healthcare sector, helped the portfolio's return versus the benchmark. Investments in the Information Technology, Financials, and Consumer Staples sectors were the primary drivers of underperformance over the period. In particular, the IT services, Insurance, and Tobacco industries within these sectors impacted the Fund's performance. In Consumer Staples, an underweight in Tobacco stocks, including Altria (+42%), drove underperformance versus the benchmark. Although our allocation to Healthcare helped performance, overweight in Pfizer (-13%) detracted from the portfolio. Information Technology names like First Data (-9%) and Molex (-10%) detracted from performance as the benchmark sector rose 16%.

    The U.S. presidential election was a key event during the first half of the period, and it gave way to a post-election rally that drove stock prices up 9% by the end of 2004. However, oil prices hit historical highs during the six-month period, dampening the economy, and fueling investor concerns about the possibility of a recession should oil prices go higher. Despite the recent increases in short-term rates by the Federal Reserve, interest rates remain historically low and the indication is that inflation is under control. Corporate earnings continued to grow, but at a more muted pace than the last two years. Dividend growth has accelerated in the last two years, following the lowering of the dividend tax rate to 15%. The equity markets have responded favorably to the growth in corporate earnings and the increase in distributions from dividends.

    International equity markets have reflected strong double-digit returns supported by a weak US Dollar. Solid if unspectacular economic growth benefiting from substantial liquidity and low rates but somewhat offset by higher oil and other commodity prices, higher bond yields, and widening corporate spreads impacted the Fund's performance. Consumer Staples led all sectors as food producers allied while Materials and Industrials gained on the back of continued global, especially Asian growth. Healthcare and IT stocks lagged severely, hit by pipeline concerns and pricing pressures respectively. Materials stocks, CVRD (Brazil) and BHP Billiton (UK), made the biggest contribution to returns reflecting continued strong demand for resources. IT stocks, Taiwan Semiconductor and Samsung Electronics (Korea), also made major contributions based on a recovery in certain elements of an otherwise troubled IT sector. Canadian holdings continued to struggle with Alcan (the strong Canadian Dollar and higher input costs) and Nortel Networks (financial reporting difficulties), both negatively impacting Fund returns.

    The oil supply and demand equation has taken centre stage as prices move to all-time highs. The US Dollar, although weaker in the period, has shown signs of recovery in early 2005 supported by higher rates in the US and strong support at 20-year lows.

    In the fixed income portfolio, interest rates rose across most of the maturity spectrum resulting in price declines for most fixed income assets. The income portion of total bond returns, however, lifted the total return for the broad market into moderately positive territory. The Federal Reserve methodically raised its Fed Funds target 100 basis points (bps) during

GE Strategic Investment Fund

Q&A

    the period in 25 bps increments at each of its four scheduled meetings between October 2004 and March 2005. This policy action pushed the yield on the U.S. Treasury 2-year note up 117 bps to 3.78%. The U.S. Treasury 10-year note yield began the period at roughly 4.2% then traded in a range between 3.97% and 4.4%, until breaking out to higher levels upon investor reaction to comments from the Fed chairman regarding longer bond yields and language from the FOMC citing inflationary pressures. The 10-year yield peaked at 4.65% before slipping back to end March at 4.48%. The 30-year Treasury bond yield fell 14 bps to 4.76%. Of the major fixed income sectors, mortgage-backed securities performed the best (1.14% return) followed by the government-related sector (0.24% return). Commercial MBS lagged with (0.22)% return. In general, lower quality underperformed higher quality. Fund performance for the period benefited from security selection. Although MBS performance lagged in December, it rebounded over the last three months. Investment grade corporate security holdings also performed well despite the emphasis in lower quality. The Fund's exposure in treasury inflation-indexed securities and yield curve positioning added relative return as well. The Fund's exposure to high yield and emerging markets caused a drag on performance in March, due to spread widening in those two sectors.

GE Strategic Investment Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,052.10                             4.12
     Class B                         1,000.00                           1,048.37                             8.01
     Class C                         1,000.00                           1,048.49                             8.01
     Class Y                         1,000.00                           1,053.36                             2.82
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.78                             3.98
     Class B                         1,000.00                           1,017.11                             7.74
     Class C                         1,000.00                           1,017.11                             7.74
     Class Y                         1,000.00                           1,022.00                             2.72
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.79% FOR CLASS A, 1.54% FOR CLASS B, 1.54% FOR CLASS C, AND 0.54% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
    FOLLOWS: 5.23% FOR CLASS A SHARES, 4.86% FOR CLASS B SHARES, 4.87% FOR CLASS C SHARES, AND 5.36% FOR CLASS Y SHARES.

GE Strategic Investment Fund

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
AS OF MARCH 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Citigroup Inc.                         2.04%
--------------------------------------------------------------------------------
First Data Corp.                       2.01%
--------------------------------------------------------------------------------
Vodafone Group PLC ADR                 1.86%
--------------------------------------------------------------------------------
Liberty Media Corp. (Series A)         1.84%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                      1.83%
--------------------------------------------------------------------------------
Microsoft Corp.                        1.79%
--------------------------------------------------------------------------------
Pfizer Inc.                            1.75%
--------------------------------------------------------------------------------
Federal National Mortgage
Assoc. 5.00%,TBA                       1.64%
--------------------------------------------------------------------------------
Johnson & Johnson                      1.63%
--------------------------------------------------------------------------------
American International Group, Inc.     1.51%
--------------------------------------------------------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.

LIPPER PERFORMANCE COMPARISON

Flexible Portfolio Peer Group

Based on average annual total returns for the periods ended 3/31/05

                        SIX          ONE        FIVE          TEN
                      MONTHS        YEAR        YEAR         YEAR
                     --------      ------      ------       ------
Number of
Funds in
peer group:              396         362         194           87
--------------------------------------------------------------------------------
Peer group
average annual
total return:          5.68%       4.94%       0.61%        8.35%
--------------------------------------------------------------------------------
Lipper categories
in peer group: Flexible Portfolio


 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                   GE Strategic                   GE Strategic
                  Investment Fund            Investment Fund w/load           S&P 500 Index          LB Aggregate Bond Index
------------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                       9,425.00                   10,000.00                   10,000.00
9/95                 11,290.52                      10,641.32                   11,825.64                   10,817.56
9/96                 12,823.38                      12,086.03                   14,230.26                   11,347.57
9/97                 15,702.85                      14,799.93                   19,991.28                   12,449.95
9/98                 16,625.60                      15,669.62                   21,813.07                   13,882.94
9/99                 19,166.18                      18,064.13                   27,878.53                   13,832.13
9/00                 21,807.02                      20,553.12                   31,570.66                   14,799.07
9/01                 19,776.80                      18,639.64                   23,154.40                   16,715.98
9/02                 18,298.41                      17,246.25                   18,410.07                   18,152.96
9/03                 21,468.61                      20,234.17                   22,909.48                   19,134.99
9/04                 23,173.70                      21,841.21                   26,087.96                   19,838.78
3/05                 24,386.44                      22,984.22                   27,883.69                   19,932.00


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                         SIX         ONE         FIVE        TEN
                        MONTHS       YEAR        YEAR        YEAR
                       --------   ---------   ---------   ---------
GE Strategic
  Investment             5.23%       3.83%       2.39%       9.32%
GE Strategic
  Investment W/LOAD     -0.82%      -2.14%       1.19%       8.68%
  MAXIMUM LOAD
   OF 5.75%
S&P 500 Index            6.88%       6.69%      -3.21%      10.80%
LB Aggregate
  Bond Index             0.47%       1.15%       7.14%       7.14%


                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Strategic
                  Investment Fund                 S&P 500 Index          LB Aggregate Bond Index
---------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00                   10,000.00
9/95                 11,250.78                      11,825.64                   10,817.56
9/96                 12,682.66                      14,230.26                   11,347.57
9/97                 15,417.97                      19,991.28                   12,449.95
9/98                 16,174.51                      21,813.07                   13,882.94
9/99                 18,510.24                      27,878.53                   13,832.13
9/00                 20,905.66                      31,570.66                   14,799.07
9/01                 18,895.50                      23,154.40                   16,715.98
9/02                 17,482.98                      18,410.07                   18,152.96
9/03                 20,511.92                      22,909.48                   19,134.99
9/04                 22,141.02                      26,087.96                   19,838.78
3/05                 23,299.73                      27,883.69                   19,932.00


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                         SIX         ONE        FIVE         TEN
                        MONTHS       YEAR        YEAR        YEAR
                       --------     -------    -------     --------
GE Strategic
  Investment             4.86%       3.05%       1.63%       8.82%
S&P 500 Index            6.88%       6.69%      -3.21%      10.80%
 LB Aggregate
  Bond Index             0.47%       1.15%       7.14%       7.14%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Strategic
                  Investment Fund                 S&P 500 Index          LB Aggregate Bond Index
---------------------------------------------------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00                   10,000.00
3/00                 11,245.81                      11,773.02                   10,208.16
9/00                 11,276.28                      11,324.36                   10,699.05
3/01                 10,753.56                       9,200.32                   11,487.32
9/01                 10,148.20                       8,305.46                   12,084.89
3/02                 10,951.17                       9,219.23                   12,101.67
9/02                  9,314.56                       6,603.67                   13,123.76
3/03                  9,544.84                       6,936.74                   13,515.85
9/03                 10,862.96                       8,217.61                   13,833.73
3/04                 11,845.00                       9,374.53                   14,246.39
9/04                 11,638.10                       9,357.72                   14,342.54
3/05                 12,204.73                      10,001.85                   14,409.93


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                          SIX         ONE        FIVE        SINCE
                         MONTHS       YEAR        YEAR      INCEPTION
                        --------    -------    --------    -----------
GE Strategic
  Investment             4.87%       3.04%       1.65%       3.69%
S&P 500 Index            6.88%       6.69%      -3.21%       0.00%
 LB Aggregate
  Bond Index             0.47%       1.15%       7.14%       6.87%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Strategic
                  Investment Fund                 S&P 500 Index          LB Aggregate Bond Index
---------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00                   10,000.00
9/95                 11,308.88                      11,825.64                   10,817.56
9/96                 12,886.86                      14,230.26                   11,347.57
9/97                 15,820.55                      19,991.28                   12,449.95
9/98                 16,785.96                      21,813.07                   13,882.94
9/99                 19,397.89                      27,878.53                   13,832.13
9/00                 22,125.80                      31,570.66                   14,799.07
9/01                 20,112.92                      23,154.40                   16,715.98
9/02                 18,651.01                      18,410.07                   18,152.96
9/03                 21,942.76                      22,909.48                   19,134.99
9/04                 23,746.11                      26,087.96                   19,838.78
3/05                 25,019.09                      27,883.69                   19,932.00


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                         SIX         ONE         FIVE         TEN
                        MONTHS       YEAR        YEAR        YEAR
                      ---------    -------    ---------    --------
GE Strategic
  Investment             5.36%       4.05%       2.64%       9.60%
S&P 500 Index            6.88%       6.69%      -3.21%      10.80%
 LB Aggregate
  Bond Index             0.47%       1.15%       7.14%       7.14%


SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                          GE STRATEGIC INVESTMENT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $293,207
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Domestic Equity             50.6%
Bonds & Notes               24.7%
Foreign Equity              17.2%
Short-Term & Others          7.5%


                                     NUMBER
                                  OF SHARES         VALUE

DOMESTIC EQUITY -- 53.8%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.4%

Carnival Corp. ..................    77,137 $   3,996,468
Comcast Corp. (Class A)
   (Special) ....................   130,588     4,361,639(a)
eBay Inc. .......................    17,745       661,179(a)
Family Dollar Stores, Inc. ......    25,649       778,704
Liberty Media Corp. (Series A) ..   519,354     5,385,701(a)
Liberty Media International Inc.
   (Series A) ...................    31,243     1,366,569(a)
Target Corp. ....................    40,837     2,042,667
The Home Depot, Inc. ............   103,373     3,952,984
Viacom Inc. (Class B) ...........    69,210     2,410,584
                                               24,956,495

CONSUMER STAPLES -- 3.7%

Avon Products, Inc. .............     4,008       172,104
Clorox Co. ......................    11,959       753,297
Colgate-Palmolive Co. ...........    59,392     3,098,481
PepsiCo, Inc. ...................    66,525     3,527,821
Sara Lee Corp. ..................    14,828       328,588
The Coca-Cola Co. ...............    30,058     1,252,517
Wal-Mart Stores, Inc. ...........    16,271       815,340
                                                9,948,148

ENERGY -- 4.2%

Burlington Resources, Inc. ......    36,685     1,836,818
Exxon Mobil Corp. ...............    89,769     5,350,232
Nabors Industries Ltd. ..........    16,030       948,014(a)
Schlumberger Ltd. ...............    42,913     3,024,508
                                               11,159,572

                                     NUMBER
                                  OF SHARES         VALUE

FINANCIALS -- 10.5%

AFLAC Incorporated ..............    26,225 $     977,143(h)
Alleghany Corp. .................     1,132       313,619(a)
American International
   Group, Inc. ..................    80,063     4,436,291(h)
Bank of America Corp. ...........    46,173     2,036,229
Berkshire Hathaway, Inc.
   (Class B) ....................       506     1,445,136(a)
Citigroup Inc. ..................   133,051     5,979,312(h)
Federal National
   Mortgage Assoc. ..............    73,282     3,990,205
HCC Insurance Holdings, Inc. ....    16,832       608,645
MBNA Corp. ......................    59,312     1,456,110
Mellon Financial Corp. ..........    31,040       885,882
Merrill Lynch & Co., Inc. .......    23,909     1,353,249
State Street Corp. ..............    87,677     3,833,238(e)
SunTrust Banks, Inc. ............     7,947       572,740
                                               27,887,799

HEALTHCARE -- 8.4%

Abbott Laboratories .............    67,824     3,161,955(h)
Amgen Inc. ......................    24,446     1,423,002(a)
Cardinal Health, Inc. ...........    22,755     1,269,729
Johnson & Johnson ...............    71,286     4,787,568
Lincare Holdings, Inc. ..........    62,518     2,765,171(a)
Pfizer Inc. .....................   195,152     5,126,643
Wyeth ...........................    89,977     3,795,230
                                               22,329,298

INDUSTRIALS -- 3.8%

Corinthian Colleges, Inc. .......    29,656       466,192(a,j)
Dover Corp. .....................    86,779     3,279,378
Southwest Airlines Co. ..........   100,277     1,427,944
Tyco International Ltd. .........    44,885     1,517,113
United Technologies Corp. .......    10,732     1,091,015
Waste Management, Inc. ..........    78,548     2,266,110
                                               10,047,752

INFORMATION TECHNOLOGY -- 13.6%

Applied Materials, Inc. .........    80,151     1,302,454(a)
Automatic Data
   Processing, Inc. .............    61,178     2,749,951
Certegy Inc. ....................    47,049     1,628,836
Checkfree Corp. .................    14,255       581,034(a)
Cisco Systems, Inc. .............   124,955     2,235,445(a)
Dell Inc. .......................    76,135     2,925,107(a)
EMC Corp. .......................   104,197     1,283,707(a)
First Data Corp. ................   149,642     5,882,427
Intel Corp. .....................   108,605     2,522,894
International Business
   Machines Corp. ...............     8,576       783,675
Intuit Inc. .....................    68,649     3,004,767(a)
Microsoft Corp. .................   217,611     5,259,658
Molex Inc. (Class A) ............   124,955     2,948,938


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

Oracle Corp. ....................   136,491 $   1,703,408(a)
Paychex, Inc. ...................    12,111       397,483
Yahoo! Inc. .....................    26,306       891,773(a)
                                               36,101,557

MATERIALS -- 0.2%

Monsanto Co. ....................     6,172       398,094

TOTAL DOMESTIC EQUITY
   (COST $132,133,809) ..........             142,828,715

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 19.1%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 1.6%

Accor S.A. ......................     5,300       260,096(j)
Bayerische Motoren Werke AG .....     6,190       281,971
Esprit Holdings Ltd. ............     5,411        36,944
Grupo Televisa S.A. ADR .........     1,321        77,675
Honda Motor Co. Ltd. ............     5,700       286,172(j)
Kingfisher PLC ..................    59,695       325,709
Koninklijke Philips
   Electronics N.V. .............    25,029       691,240(a,j)
Lagardere S.C.A. (Regd.) ........     8,384       636,342(j)
LVMH Moet Hennessy
   Louis Vuitton S.A. ...........     2,730       204,722(j)
Mediaset S.p.A. .................     4,580        66,072(j)
Rank Group PLC ..................    45,996       237,927
Reed Elsevier PLC ...............    57,538       596,350
Renault S.A. ....................     5,012       448,804(j)
Sharp Corp. .....................     3,000        45,494(j)
                                                4,195,518

CONSUMER STAPLES -- 1.0%

Asahi Breweries Ltd. ............     8,800       114,278
Carrefour S.A. ..................     7,202       383,202(j)
Diageo PLC ......................    35,088       494,615
Lawson, Inc. ....................     6,000       221,017
Nestle S.A. (Regd.) .............     2,557       702,054
Tesco PLC .......................   125,234       748,972
                                                2,664,138

ENERGY -- 1.2%

BG Group PLC ....................    38,786       301,405
China Petroleum &
   Chemical Corp. ...............   888,000       361,492
Ente Nazionale
   Idrocarburi S.p.A. ...........    32,546       847,237(j)
LUKOIL ADR ......................     1,609       217,859(b)
LUKOIL ADR ......................       213        28,861
Petroleo Brasileiro S.A. ADR. ...     1,150        44,240(j)
Stolt Offshore S.A. .............    26,365       204,176(a)
Total S.A. ......................     5,139     1,205,542(j)
                                                3,210,812

                                     NUMBER
                                  OF SHARES         VALUE

FINANCIALS -- 3.9%

Acom Co. Ltd. ...................    10,034 $     680,128(j)
Aegon N.V. ......................     8,516       115,216
Aiful Corp. .....................     2,000       160,434(j)
Aiful Corp. .....................     1,000        78,534
Allianz AG (Regd.) ..............     1,979       251,928
AXA S.A. ........................    21,252       567,594(j)
Banca Intesa S.p.A. .............    77,315       393,891
Banco Santander Central
   Hispano S.A. (Regd.) .........    41,469       506,076(j)
Bank of Ireland .................    11,660       184,575
BNP Paribas .....................    11,700       831,003(j)
Credit Agricole S.A. ............    13,741       374,493(j)
Credit Suisse Group (Regd.) .....    16,227       699,099
Hongkong Land Holdings Ltd. .....    75,923       204,233
ING Groep N.V. ..................    13,128       397,540(j)
Kookmin Bank ....................     5,912       264,017
Lloyds TSB Group PLC ............    46,349       418,637
Manulife Financial Corp. ........     4,070       194,274(j)
Mitsubishi Estate Co.
   Ltd. (REIT) ..................    27,000       314,529(j)
Mitsui Sumitomo
   Insurance Co. Ltd. ...........    53,000       487,089(j)
Prudential PLC ..................    25,222       241,157
Riunione Adriatica di
   Sicurta S.p.A. ...............    18,193       429,148
Royal Bank of Scotland
   Group PLC ....................    28,857       918,254
Sampo Oyj (Series A) ............    18,232       265,386(j)
Sun Hung Kai Properties
   Ltd. (REIT) ..................    59,441       539,205
Svenska Handelsbanken ...........     4,430       105,039
UniCredito Italiano S.p.A. ......   112,113       660,056
                                               10,281,535

HEALTHCARE -- 1.2%

Chugai Pharmaceutical
   Co. Ltd. .....................    23,300       358,780(j)
GlaxoSmithKline PLC .............    44,600     1,022,269
Novartis AG (Regd.) .............     4,424       207,114
Roche Holding AG ................     6,159       662,458
Sanofi-Aventis ..................     4,674       395,150(j)
Smith & Nephew PLC ..............    56,798       533,944
                                                3,179,715

INDUSTRIALS -- 3.3%

ABB Ltd. (Regd.) ................    51,078       318,407(a)
ACS Actividades de
   Construccion y
   Servicios S.A. ...............    10,702       265,659
Adecco S.A. .....................     5,590       308,132
Asahi Glass Co. Ltd. ............    59,003       623,349
Brambles Industries PLC .........   139,213       797,062
Chiyoda Corp. ...................    24,000       250,636(j)
Daikin Industries Ltd. ..........    34,485       870,508(j)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

Empresa Brasileira de
   Aeronautica S.A. ADR .........    11,378 $     356,131(j)
Group 4 Securicor PLC ...........    98,762       261,886(a)
Group 4 Securicor PLC ...........    71,990       186,364
Grupo Ferrovial S.A. ............       345        19,590(j)
Jardine Matheson Holdings Ltd. ..    10,400       180,960
Komatsu Ltd. ....................    66,000       497,345(j)
Kubota Corp. ....................    17,000        90,912(j)
Malaysia International
   Shipping Corp. BHD ...........    32,535       139,558
Mitsui & Co. Ltd. ...............    40,000       369,858(j)
Mitsui OSK Lines Ltd. ...........    43,544       280,496(j)
Reliance Industries Ltd. GDR ....     9,877       253,049(b)
Sandvik AB ......................    15,257       636,864(j)
Siemens AG (Regd.) ..............     8,164       647,761
SMC Corp. .......................     3,497       396,584
Smiths Group PLC ................    53,096       854,311
Toto Ltd. .......................    25,000       215,034(j)
                                                8,820,456

INFORMATION TECHNOLOGY -- 1.5%

Canon Inc. ......................    10,700       575,215
Hoya Corp. ......................     4,200       463,351(j)
Nidec Corp. .....................     1,500       187,220
Nokia Oyj .......................    28,565       444,009(a,j)
Nortel Networks Corp. ...........   125,787       342,058(a)
Samsung Electronics Co. Ltd. ....     1,440       711,846
Taiwan Semiconductor
   Manufacturing Co. Ltd. .......   523,598       855,878
Telefonaktiebolaget LM
   Ericsson (Series B) ..........   136,904       386,811(a,j)
                                                3,966,388

MATERIALS -- 1.7%

Abitibi-Consolidated Inc. .......     6,658        30,818(j)
Alcan Inc. ......................    12,982       493,592
Aracruz Celulose S.A. ADR .......     5,842       209,144
BASF AG .........................     6,540       464,849
BHP Billiton PLC ................    97,935     1,315,761
Cia Vale do Rio Doce ADR ........     7,919       210,408(a,j)
Cia Vale do Rio Doce ADR ........    18,698       591,044
Holcim Ltd. .....................     2,199       135,696
JSR Corp. .......................     7,700       152,258(j)
Linde AG ........................     3,349       230,684
MMC Norilsk Nickel ADR ..........     1,030        60,255
POSCO ...........................       164        32,461
Rio Tinto PLC (Regd.) ...........    15,477       500,387
                                                4,427,357

TELECOMMUNICATION SERVICES -- 3.1%

America Movil S.A. de C.V.
   ADR (Series L) ...............     4,699       242,468
Telecom Italia S.p.A ............   193,042       605,265(j)
Telefonica S.A. .................    53,900       941,487(j)

                                     NUMBER
                                  OF SHARES         VALUE

Telefonica S.A. ADR .............       463 $      24,062
Telenor ASA .....................     4,838        43,673
Vodafone Group PLC ..............   366,623       973,342
Vodafone Group PLC ADR ..........   205,178     5,449,528
                                                8,279,825

UTILITIES -- 0.6%

E.ON AG .........................     8,015       689,481
Huaneng Power
   International, Inc. ..........   442,945       326,557(j)
National Grid Transco PLC .......     9,661        89,497
Veolia Environnement ............    11,538       410,273(j)
                                                1,515,808

TOTAL FOREIGN EQUITY
   (COST $40,382,479) ...........              50,541,552

                                  PRINCIPAL
                                     AMOUNT         VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 27.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 3.5%

U.S. Treasury Bonds

   5.38%    02/15/31 ............$1,170,000     1,276,025
   7.13%    02/15/23 ............    45,000        57,046
   7.25%    05/15/16 ............   500,000       613,345(h)
   8.13%    08/15/19 - 08/15/21 . 1,325,000     1,802,273(h)
U.S. Treasury Inflation
   Indexed Bonds
   2.00%    01/15/14 ............   975,240       998,100(p)
   2.38%    01/15/25 ............   197,266       212,199(p)
   3.88%    04/15/29 ............   139,193       191,499(p)
   4.53%    04/15/10 ............   493,214       482,581(d,p)
U.S. Treasury Notes
   2.88%    11/30/06 ............   420,000       414,275
   3.38%    02/15/08 ............   605,000       595,973
   3.50%    12/15/09 - 02/15/10 . 1,895,000     1,840,214
   4.00%    02/15/15 ............   875,000       840,823
   4.25%    11/15/13 ............    45,000        44,311(h)
                                                9,368,664

FEDERAL AGENCIES -- 2.2%

Federal Farm Credit Bank
   3.75%    01/15/09 ............   345,000       338,595
Federal Home Loan Bank
   2.38%    02/15/06 ............ 1,635,000     1,617,053(h)
   2.63%    10/16/06 ............   810,000       794,792(h)
   3.75%    08/18/09 ............   325,000       317,343


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Federal Home Loan
   Mortgage Corp.
   3.00%    09/29/06 ............ $ 800,000 $     788,861
   3.63%    09/15/08 ............   970,000       949,923
   4.50%    01/15/14 ............   500,000       489,363(h)
   4.75%    12/08/10 ............   545,000       542,365
   6.75%    03/15/31 ............    95,000       115,816
                                                5,954,111

AGENCY MORTGAGE BACKED -- 6.9%

Federal Home Loan Mortgage Corp.
   4.50%    06/01/33 - 02/01/35 .   196,389       186,634
   5.00%    04/01/13 ............   118,169       118,385
   6.00%    04/01/17 - 12/01/34 .   381,762       390,877
   6.50%    01/01/27 - 12/01/34 .   431,979       448,428
   7.00%    10/01/16 - 12/01/34 .   114,824       120,835
   7.50%    11/01/09 - 09/01/33 .    91,061        97,058
   8.00%    04/01/30 - 11/01/30 .    11,902        12,828
   9.00%    04/01/16 - 06/01/21 .    14,918        16,183(h)
Federal National Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19 .   185,193       177,492
   4.50%    05/01/18 - 04/01/34 .   827,516       799,882
   5.00%    11/01/32 - 10/01/34 .   226,366       222,120
   5.50%    03/01/14 - 08/01/33 .   433,613       442,059
   6.00%    07/01/14 - 02/01/35 . 1,364,462     1,397,613
   6.50%    01/01/15 - 02/01/35 . 2,116,350     2,198,744
   7.00%    10/01/16 - 10/01/34 .   491,191       516,973
   7.50%    12/01/09 - 03/01/34 .   270,428       288,562
   8.00%    12/01/11 - 11/01/33 .   157,564       167,481
   8.50%    06/01/30 - 05/01/31 .    15,110        16,345
   9.00%    06/01/09 - 12/01/22 .   137,239       145,371
   5.00%    TBA ................. 7,635,000     7,495,010(c)
   5.50%    TBA ................. 1,910,000     1,907,313(c)
Government National
   Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34 .   357,358       342,579
   6.00%    07/15/33 - 04/15/34 .    60,063        61,705
   6.50%    02/15/24 - 08/15/34 .   263,915       275,698
   7.00%    03/15/12 - 06/15/34 .   127,426       133,985
   8.00%    09/15/29 - 06/15/30 .       821           886
   8.50%    10/15/17 ............   139,731       152,144
   9.00%    11/15/16 - 12/15/21 .   154,261       170,245
                                               18,303,435

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%

Collateralized Mortgage Obligation
   Trust (Class B)
   4.06%    11/01/18 ............     5,217         4,538(d,f)
Federal Home Loan Mortgage Corp.
   3.84%    10/15/18 ............   284,066        23,702(g,i)
   4.34%    12/15/30 ............   696,174        45,686(g,i)
   4.50%    04/15/13 - 03/15/19 .   632,824        76,037(g)
   4.50%    11/15/19 ............    75,000        70,102
   5.00%    12/15/13 - 12/01/34 . 2,254,362       358,332(g)

                                  PRINCIPAL
                                     AMOUNT         VALUE

   5.00%    02/15/34 - 11/15/34 . $ 640,000 $     606,313
   5.48%    10/15/33 ............    85,000        63,316(i)
   5.50%    04/15/17 - 06/15/33 .   416,611        72,633(g)
   6.25%    01/15/23 ............     4,456         4,473
   6.77%    12/15/33 ............    55,000        44,686(i)
   7.50%    01/15/16 ............    36,591        38,432
   7.50%    07/15/27 ............    36,443         6,595(g)
   8.00%    04/15/20 ............     2,109         2,114
   15.97%   09/25/43 ............ 1,175,445        11,387(d,g,i)
Federal Home Loan
   Mortgage Corp. STRIPS
   8.00%    02/01/23 - 07/01/24 .    14,577         3,101(g)
Federal Home Loan
   Mortgage STRIPS
   4.96%    08/01/27 ............     3,215         2,760(d,f)
Federal National Mortgage Assoc.

   1.16%    12/25/42 ............   608,388        17,111(g,i)
   2.22%    06/25/43 ............   946,299        44,358(g,i)
   4.00%    08/25/17 ............   219,725       215,124
   4.15%    10/25/29 ............   167,893        14,638(g,i)
   4.50%    05/25/18 ............    97,467        12,001(g)
   4.50%    12/25/19 ............    50,000        46,369
   4.75%    11/25/14 ............    71,207         6,645(g)
   4.75%    09/25/42 ............   818,704        64,729(g,i)
   4.80%    04/25/17 - 10/25/17 .   381,846        34,736(g,i)
   4.85%    08/25/16 ............   128,357         9,224(g,i)
   5.00%    02/25/11 - 02/25/32 .   216,388        18,250(g)
   5.00%    01/15/35 ............    75,000        71,531
   5.50%    01/25/27 ............   134,938        18,723(g)
   5.50%    07/25/34 ............   149,499       152,691
   6.00%    12/25/34 ............   100,000       104,594
   7.50%    07/25/41 ............    55,634        58,989
   8.00%    07/25/14 ............    76,012        79,005
   8.50%    09/25/31 ............   126,352       119,012(i)
   9.63%    05/25/17 ............    11,468        11,646(i)
   13.65%   04/25/32 ............    35,700        38,481(i)
Federal National Mortgage
   Assoc. (Class S)
   4.25%    02/25/31 ............   196,480        15,289(g,i)
Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13 ............   394,852        22,707(g)
   5.00%    10/25/22 ............   102,595        17,762(g)
   5.50%    08/25/33 ............   354,772        89,912(g)
   10.34%   03/25/31 ............   193,272       194,957(i)
Federal National Mortgage
   Assoc. REMIC (Class B)
   6.03%    12/25/22 ............     5,508         4,366(d,f)
Federal National Mortgage
   Assoc. REMIC (Class J)
   1080.91%  03/25/22 ...........        29           433(g)
Federal National Mortgage
   Assoc. REMIC (Class K)
   1008.00%  05/25/22 ...........        19           491(g)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 ............ $  98,923 $      22,474(g)
   8.00%    08/01/23 - 07/01/24 .    31,900         6,849(g)
   8.50%    03/01/17 - 07/25/22 .    12,442         2,323(g)
   9.00%    05/25/22 ............     5,620         1,201(g)
Government National
   Mortgage Assoc.
   5.00%    02/16/34 ............    65,000        61,709
Residential Asset Securities Trust
   3.25%    03/25/09 ............ 1,000,000     1,000,000
Vendee Mortgage Trust
   12.25%   05/15/33 ............   685,877        24,220(d,g,i)
                                                4,036,757

ASSET BACKED -- 2.1%

American Express Credit Account
   Master Trust (Class A)
   1.69%    01/15/09 ............    60,000        58,477
   2.95%    09/15/08 ............   247,000       247,277(i)
Bank One Issuance Trust
   3.59%    05/17/10 ............    30,000        29,556
   3.76%    08/15/08 ............   114,000       114,055
Bank One Issuance Trust (Class A)
   2.84%    10/15/09 ............   150,000       150,052(i)
   2.92%    12/15/10 ............   150,000       150,350(i)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
   3.22%    01/25/34 ............    80,514        80,859(i)
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09 ............    49,000        48,269
Capital Auto Receivables Asset
   Trust (Class B)
   3.92%    11/16/09 ............    96,000        94,204
Capital One Master Trust
   (Class C)
   6.70%    06/15/11 ............   100,000       104,594(b)
Capital One Prime Auto
   Receivables Trust (Class A)
   2.89%    09/17/07 ............   326,240       326,367(i)
Chase Credit Card Master
   Trust (Class A)
   2.92%    07/15/10 ............   200,000       200,455(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   3.10%    03/25/32 ............    36,444        36,582(i)
Citibank Credit Card Issuance Trust
   3.05%    12/17/07 ............   200,000       200,070(i)
   3.25%    03/07/08 ............   227,000       227,610(i)
   4.45%    04/07/10 ............    62,000        61,642
Countrywide Asset-Backed
   Certificates
   2.90%    07/25/31 ............    16,253        16,254(i)
   2.95%    11/25/23 ............   123,214       123,225(i)
   3.11%    05/25/32 ............     2,426         2,427(i)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Countrywide Home Equity Loan
   Trust (Class A)
   3.04%    07/15/27 ............ $  85,113 $      85,206(i)
Daimler Chrysler Auto Trust
   (Class B)
   2.85%    08/08/10 ............    27,000        26,094
Federal National Mortgage Assoc.
   3.95%    12/26/31 ............    71,000        70,735
Fleet Credit Card Master Trust II
   (Class A)
   5.60%    12/15/08 ............   400,000       407,352
Fleet Home Equity Loan Trust
   (Class A)
   3.10%    01/20/33 ............    73,931        74,007(i)
Ford Credit Auto Owner Trust
   (Class B)
   3.88%    01/15/10 ............    58,000        57,143
   4.79%    11/15/06 ............   113,000       113,526
Ford Credit Floorplan Master
   Owner Trust (Class A)
   2.85%    07/15/09 ............ 1,500,000     1,500,639(i)
Mid-State Trust
   7.54%    07/01/35 ............    13,936        14,686
Peco Energy Transition Trust
   6.52%    12/31/10 ............    46,000        49,911
Residential Asset Mortgage
   Products, Inc.
   3.09%    03/25/34 ............   149,086       149,160(i)
Residential Asset Securities Corp.
   3.10%    07/25/32 ............    52,669        52,778(i)
Residential Asset Securities
   Corp. (Class A)
   4.16%    07/25/30 ............   150,000       148,671(i)
Saxon Asset Securities Trust
   (Class A)
   3.05%    12/25/32 ............    47,884        47,934(i)
Sears Credit Account Master
   Trust (Class A)
   2.94%    08/18/09 ............   500,000       500,235(i)
Wells Fargo Home Equity Trust
   3.97%    09/25/24 ............    41,000        40,368(i)
                                                5,610,770

CORPORATE NOTES -- 8.1%

Abbey National PLC
   7.95%    10/26/29 ............    90,000       115,003
Ainsworth Lumber Co. Ltd.
   6.75%    03/15/14 ............   175,000       164,062
Alberta Energy Co. Ltd.
   7.38%    11/01/31 ............    25,000        29,871
Allegiance Corp.
   7.00%    10/15/26 ............    35,000        38,170
Allied Waste North America
   7.25%    03/15/15 ............   190,000       180,500(b)
Allstate Financial Global Funding
   5.25%    02/01/07 ............    50,000        50,889(b)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Allstate Life Global Funding Trusts
   3.85%    01/25/08 ............  $120,000 $     118,084
Ameren Corp.
   4.26%    05/15/07 ............    35,000        34,889
America Movil S.A. de C.V.
   5.75%    01/15/15 ............   100,000        96,655
   6.38%    03/01/35 ............    90,000        81,308
American Electric Power Co. Inc.
   (Series D)
   5.25%    06/01/15 ............   100,000        98,496
American Greetings
   6.10%    08/01/28 ............    30,000        31,275
Appalachian Power Co. (Series G)
   3.60%    05/15/08 ............    30,000        29,112
Assurant, Inc.
   6.75%    02/15/34 ............    60,000        65,158
AT&T Wireless Services Inc.
   7.35%    03/01/06 ............    70,000        72,194
   8.75%    03/01/31 ............   100,000       131,847
Banco Santander Chile
   5.38%    12/09/14 ............    95,000        94,138(b)
Bank of America Corp.
   3.88%    01/15/08 ............    60,000        59,229
Bank One Corp.
   6.50%    02/01/06 ............   160,000       163,523
Bavaria S.A.
   8.88%    11/01/10 ............    60,000        65,100(b)
BB&T Corp.
   4.75%    10/01/12 ............    45,000        44,183
BBVA Bancomer Capital Trust I
   10.50%   02/16/11 ............   100,000       104,500(b)
BellSouth Corp.
   6.00%    11/15/34 ............    85,000        84,739
Belo Corp.
   8.00%    11/01/08 ............    50,000        54,741
Boeing Co.
   8.75%    08/15/21 ............    50,000        67,309
British Aerospace Finance, Inc.
   7.50%    07/01/27 ............    50,000        58,481(b)
British Telecommunications PLC
   8.38%    12/15/10 ............    55,000        63,900
Burlington Northern
   Santa Fe Corp.
   8.13%    04/15/20 ............    80,000       100,988
Campbell Soup Co.
   5.50%    03/15/07 ............    85,000        86,900
Carolina Power & Light Co.
   5.15%    04/01/15 ............    40,000        39,796
   6.13%    09/15/33 ............    40,000        42,110
Case New Holland, Inc.
   6.00%    06/01/09 ............   255,000       242,250(b)
Charter One Bank FSB
   6.38%    05/15/12 ............    50,000        53,938
Citigroup Inc.
   5.00%    03/06/07 ............    70,000        71,081
   5.85%    12/11/34 ............   130,000       132,388
   6.63%    06/15/32 ............   125,000       140,279

                                  PRINCIPAL
                                     AMOUNT         VALUE

Clear Channel Communications, Inc.
   4.63%    01/15/08 ............ $  80,000 $      79,474
CNA Financial Corp.
   5.85%    12/15/14 ............   120,000       119,168
CNF Inc.
   6.70%    05/01/34 ............    15,000        16,085
Comcast Cable Communications
   Holdings Inc.
   8.38%    03/15/13 ............    50,000        59,467
   9.46%    11/15/22 ............    90,000       122,419
ConAgra Foods, Inc.
   6.00%    09/15/06 ............    80,000        82,085
Consolidated Natural Gas Co.
   5.38%    11/01/06 ............   170,000       172,828
Consumers Energy Co.
   5.15%    02/15/17 ............    60,000        58,211
Consumers Energy Co. (Series L)
   5.00%    02/15/12 ............    90,000        88,885
Countrywide Home Loans, Inc.
   5.63%    05/15/07 ............    85,000        86,920
COX Communications, Inc.
   5.45%    12/15/14 ............    90,000        87,616(b)
CSX Corp.
   5.50%    08/01/13 ............    90,000        91,717
CSX Transportation, Inc.
   9.75%    06/15/20 ............     8,000        11,022
DBS Bank Ltd.
   5.00%    11/15/19 ............   105,000       101,678(b)
Deutsche Telekom International
   Finance BV
   3.88%    07/22/08 ............   295,000       288,750
   5.25%    07/22/13 ............    90,000        90,272
Dominion Resources, Inc.
   (Series B)
   4.13%    02/15/08 ............   120,000       118,707
Dominion Resources, Inc.
   (Series G)
   3.66%    11/15/06 ............   150,000       148,828
Duke Capital LLC
   4.30%    05/18/06 ............    55,000        55,082
   4.33%    11/16/06 ............    95,000        95,064
   5.50%    03/01/14 ............    55,000        55,022
   6.25%    02/15/13 ............    55,000        57,805
Duke Energy Corp.
   4.50%    04/01/10 ............    55,000        54,429
El Paso Production Holding Co.
   7.75%    06/01/13 ............   175,000       177,187
Empresa Nacional de
   Electricidad S.A.
   7.75%    07/15/08 ............    45,000        47,951
Enterprise Products Operating LP
   4.00%    10/15/07 ............   120,000       117,483
EOP Operating LP (REIT)
   7.75%    11/15/07 ............   150,000       161,429
European Investment Bank
   4.63%    03/01/07 ............    20,000        20,240


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

FirstEnergy Corp. (Series B)
   6.45%    11/15/11 ............  $150,000 $     158,257
Flextronics International Ltd.
   6.25%    11/15/14 ............   260,000       247,000
Ford Motor Credit Co.
   5.63%    10/01/08 ............    35,000        33,612
   5.80%    01/12/09 ............    85,000        82,005
   7.38%    02/01/11 ............   275,000       275,016
FPL Group Capital Inc. (Series A)
   4.09%    02/16/07 ............    80,000        79,803
General Mills, Inc.
   3.88%    11/30/07 ............    85,000        83,849
   5.13%    02/15/07 ............    60,000        60,949
General Motors Acceptance Corp.
   6.13%    09/15/06 ............    80,000        79,342
   6.88%    09/15/11 ............   105,000        94,861
   7.25%    03/02/11 ............    25,000        23,162
   8.00%    11/01/31 ............    60,000        52,136
Georgia Power Co.
   4.88%    07/15/07 ............   115,000       116,226
Georgia-Pacific Corp.
   8.13%    05/15/11 ............    30,000        33,075
Goldman Sachs Group, Inc.
   5.25%    10/15/13 ............   210,000       209,373
   6.60%    01/15/12 ............    45,000        48,792
Goodrich Corp.
   7.10%    11/15/27 ............    55,000        62,652
GTE Corp.
   6.94%    04/15/28 ............   105,000       113,622
Halliburton Co.
   8.75%    02/15/21 ............   115,000       150,893
Hertz Corp.
   6.35%    06/15/10 ............    30,000        28,942
Household Finance Corp.
   6.38%    11/27/12 ............    60,000        64,622
   6.50%    11/15/08 ............    70,000        74,337
HSBC Bank USA NA
   3.88%    09/15/09 ............   155,000       149,967
HSBC Capital Funding LP
   4.61%    12/29/49 ............    95,000        90,242(b,i)
HSBC Capital Funding LP (Series 1)
   9.55%    12/31/49 ............    75,000        90,469(b,i)
HSBC Finance Corp.
   6.75%    05/15/11 ............   215,000       234,694
Huntington National Bank
   2.75%    10/16/06 ............    65,000        63,678
Hydro Quebec
   8.25%    04/15/26 ............   110,000       151,609
Intelsat Bermuda Ltd.
   8.63%    01/15/15 ............   170,000       173,400(b)
International Business
   Machines Corp.
   3.80%    02/01/08 ............    60,000        59,225
iStar Financial Inc.
   6.00%    12/15/10 ............    85,000        86,606
   7.00%    03/15/08 ............    50,000        52,978

                                  PRINCIPAL
                                     AMOUNT         VALUE

Jersey Central Power & Light
   5.63%    05/01/16 ............ $  50,000 $      51,163
John Hancock Global Funding II
   5.63%    06/27/06 ............   115,000       117,047(b)
JPMorgan Chase Capital XV
   (Series O)
   5.88%    03/15/35 ............    90,000        86,914
Kellogg Co. (Series B)
   6.60%    04/01/11 ............   140,000       151,911
Kerr-McGee Corp.
   5.88%    09/15/06 ............    60,000        61,085
KeySpan Corp.
   5.80%    04/01/35 ............    90,000        90,399
KFW International Finance
   4.75%    01/24/07 ............   345,000       350,399
Kinder Morgan Energy Partners LP
   5.13%    11/15/14 ............    70,000        68,087
Kinder Morgan, Inc.
   6.50%    09/01/12 ............    90,000        96,584
Kraft Foods Inc.
   4.13%    11/12/09 ............   175,000       170,222
Liberty Media Corp.
   5.70%    05/15/13 ............   175,000       164,957
Lockheed Martin Corp.
   8.50%    12/01/29 ............    30,000        40,349
Marsh & McLennan Companies Inc.
   2.77%    07/13/07 ............ 1,000,000       995,267(i)
May Department Stores Co.
   6.70%    07/15/34 ............    70,000        72,171
Medco Health Solutions, Inc.
   7.25%    08/15/13 ............    90,000        99,482
Meritage Homes Corp.
   6.25%    03/15/15 ............   255,000       239,700(b)
MGM Mirage
   5.88%    02/27/14 ............   265,000       250,094
Midamerican Energy Holdings Co.
   3.50%    05/15/08 ............    60,000        57,714
Morgan Stanley
   4.00%    01/15/10 ............   205,000       197,353
   4.25%    05/15/10 ............    10,000         9,717
Motorola, Inc.
   4.61%    11/16/07 ............    55,000        55,143
Nationwide Mutual Insurance Co.
   7.88%    04/01/33 ............    30,000        36,087(b)
Navistar International Corp.
   6.25%    03/01/12 ............   265,000       251,750(b)
NB Capital Trust IV
   8.25%    04/15/27 ............   195,000       213,284
News America, Inc.
   6.20%    12/15/34 ............    70,000        69,214(b)
Nexstar Finance, Inc.
   7.00%    01/15/14 ............   175,000       165,375(b)
Noble Energy, Inc.
   8.00%    04/01/27 ............    85,000       106,692
Nordea Bank Sweden AB
   5.25%    11/30/12 ............    60,000        61,338(b)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Norfolk Southern Corp.
   6.00%    04/30/08 ............ $  55,000 $      57,760
   7.05%    05/01/37 ............   110,000       127,374
Norfolk Southern Railway Co.
   9.75%    06/15/20 ............    12,000        16,703
Northeast Utilities (Series B)
   3.30%    06/01/08 ............    35,000        33,695
Northrop Grumman Corp.
   4.08%    11/16/06 ............    40,000        39,948
NorthWestern Corp.
   5.88%    11/01/14 ............    60,000        59,689(b)
Novelis Inc.
   7.25%    02/15/15 ............   170,000       166,600(b)
Ocean Energy, Inc.
   4.38%    10/01/07 ............    50,000        49,670
Ohio Power Co. (Series E)
   6.60%    02/15/33 ............    35,000        38,782
Pacific Gas & Electric Co.
   6.05%    03/01/34 ............    55,000        56,276
PanAmSat Corp.
   9.00%    08/15/14 ............   175,000       184,625
Pemex Finance Ltd.
   9.03%    02/15/11 ............    65,000        72,807
   9.69%    08/15/09 ............   153,000       168,928
Pemex Project Funding
   Master Trust
   7.38%    12/15/14 ............    45,000        47,880
Pepco Holdings, Inc.
   5.50%    08/15/07 ............    80,000        81,366
Petrobras International
   Finance Co.
   9.75%    07/06/11 ............    40,000        45,500
Pioneer Natural Resources Co.
   6.50%    01/15/08 ............   105,000       110,923
Principal Life Global Funding I
   5.25%    01/15/13 ............    90,000        91,515(b)
Procter & Gamble - ESOP
   (Series A)
   9.36%    01/01/21 ............   125,000       161,882
Protective Life Secured Trust
   4.00%    10/07/09 ............    30,000        29,130
PSI Energy, Inc.
   6.65%    06/15/06 ............    75,000        76,959
Public Service Company of
   New Mexico
   4.40%    09/15/08 ............    80,000        78,889
Puget Energy, Inc.
   3.36%    06/01/08 ............    35,000        33,782
Quest Diagnostics
   6.75%    07/12/06 ............    70,000        72,131
Rabobank Capital Funding Trust
   5.25%    12/29/49 ............    60,000        59,425(b,i)
Raytheon Co.
   4.85%    01/15/11 ............    60,000        59,827
   6.40%    12/15/18 ............   150,000       160,712
RBS Capital Trust I
   5.51%    09/29/49 ............    90,000        90,121(i)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Rogers Wireless
   Communications, Inc.
   7.50%    03/15/15 ............ $ 135,000 $     139,387
Royal Bank of Canada
   4.13%    01/26/10 ............    50,000        48,938
Royal Bank of Scotland Group
   PLC ADR
   9.12%    03/31/49 ............    35,000        41,366
SBC Communications Inc.
   5.10%    09/15/14 ............    75,000        73,113
Scottish Power PLC
   4.91%    03/15/10 ............    85,000        85,012
Shurgard Storage
   Centers Inc. (REIT)
   5.88%    03/15/13 ............    20,000        20,389
Simon Property Group LP
   4.88%    08/15/10 ............    15,000        14,803
Sinclair Broadcast Group, Inc.
   8.00%    03/15/12 ............   175,000       178,500
SLM Corp.
   4.00%    01/15/09 ............    60,000        58,757
Southern California Edison Co.
   8.00%    02/15/07 ............    16,000        17,021
Sprint Capital Corp.
   4.78%    08/17/06 ............   145,000       145,892(k)
   6.00%    01/15/07 ............    90,000        92,245
   6.13%    11/15/08 ............   140,000       146,325
   8.38%    03/15/12 ............   165,000       192,899
   8.75%    03/15/32 ............    60,000        77,885
State of Illinois
   4.95%    06/01/23 ............    85,000        82,226
   5.10%    06/01/33 ............    60,000        57,257
Stewart Enterprises, Inc.
   6.25%    02/15/13 ............   190,000       184,300(b)
Telecom Italia Capital S.A.
   (Series B)
   5.25%    11/15/13 ............    90,000        88,808
Telefonos de Mexico
   S.A. de C.V.
   4.50%    11/19/08 ............   200,000       196,870
   4.75%    01/27/10 ............   115,000       112,241(b)
TELUS Corp.
   7.50%    06/01/07 ............   135,000       143,620
Tenet Healthcare Corp.
   6.38%    12/01/11 ............   170,000       156,825
Time Warner, Inc.
   6.88%    05/01/12 ............    10,000        10,930
   9.13%    01/15/13 ............    90,000       111,440
Toyota Motor Credit Corp.
   2.89%    09/15/06 ............ 2,000,000     1,998,616(i)
TXU Electric Delivery Co.
   6.38%    05/01/12 ............   105,000       112,268
Tyco International Group S.A.
   5.80%    08/01/06 ............   110,000       112,217
Tyson Foods, Inc.
   7.25%    10/01/06 ............    65,000        67,756


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

UBS Preferred Funding Trust I
   8.62%    10/29/49 ............ $  55,000 $      64,619(i)
Union Pacific Corp.
   6.65%    01/15/11 ............    40,000        43,479
Union Planters Bank NA
   5.13%    06/15/07 ............    30,000        30,540
United Rentals
   North America, Inc.
   7.75%    11/15/13 ............   180,000       174,600
United Utilities PLC
   6.45%    04/01/08 ............    60,000        62,859
US Bank National Assoc.
   2.85%    11/15/06 ............    60,000        58,856
Valero Energy Corp.
   6.88%    04/15/12 ............    35,000        38,758
   7.50%    04/15/32 ............    25,000        30,132
Verizon
   6.50%    09/15/11 ............    60,000        64,900
Verizon Global Funding Corp.
   7.75%    06/15/32 ............    75,000        93,055
VTB Capital S.A.
   4.43%    07/30/07 ............    54,000        55,993(d,i)
Washington Mutual, Inc.
   5.63%    01/15/07 ............    30,000        30,688
Wells Fargo & Co.
   5.25%    12/01/07 ............    30,000        30,688
Westar Energy, Inc.
   5.15%    01/01/17 ............    40,000        39,149
Weyerhaeuser Co.
   6.13%    03/15/07 ............    40,000        41,182
Wisconsin Electric Power
   3.50%    12/01/07 ............    70,000        68,552
Wisconsin Energy Corp.
   5.88%    04/01/06 ............    39,000        39,720
Yara International ASA
   5.25%    12/15/14 ............    60,000        59,207(b)
                                               21,495,584

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.5%

Bear Stearns Commercial
   Mortgage Securities
   3.88%    08/13/39 ............   158,000       152,893
   4.17%    01/12/41 ............    50,000        49,289
   4.68%    08/13/39 ............   143,000       139,803
   6.02%    02/14/31 ............   150,000       157,078
Bear Stearns Commercial
   Mortgage Securities (Class B)
   6.20%    02/14/31 ............    25,000        26,656
CalSTRS Trust
   4.13%    11/20/12 ............   167,000       165,857(b)
Crusade Global Trust (Class A)
   3.23%    09/18/34 ............    62,956        63,119(i)
CS First Boston Mortgage
   Securities Corp.
   4.60%    03/15/35 ............    50,000        48,759

                                  PRINCIPAL
                                     AMOUNT         VALUE

DLJ Commercial Mortgage Corp.
   6.24%    11/12/31 ............ $ 400,000 $     420,067
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35 ............    50,000        52,603
GMAC Commercial Mortgage
   Securities, Inc. (Class A)
   4.92%    12/10/41 ............   161,000       157,905(i)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   4.56%    12/10/41 ............ 2,399,000        76,837(d,i)
GMAC Commercial Mortgage
   Securities, Inc.
   7.00%    12/10/41 ............ 5,021,876        84,934(b,d,i)
   6.42%    05/15/35 ............   550,000       578,874
GS Mortgage Securities Corp. II
   3.09%    11/15/15 ............   300,000       300,264(b,i)
Impac CMB Trust (Class A)
   3.08%    11/25/32 ............    61,327        61,435(i)
   3.23%    12/25/33 ............   252,932       253,530(i)
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   1.22%    01/12/39 ............ 1,365,000        67,442(b,i)
   6.47%    11/15/35 ............    71,000        76,850
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   (Class A)
   4.92%    10/15/37 ............    98,000        97,048(i)
LB-UBS Commercial
   Mortgage Trust
   4.06%    09/15/27 ............   158,000       154,397(i)
   4.20%    12/15/29 ............    83,000        81,473
   4.38%    03/15/34 ............   481,707         9,785(b,d,i)
   4.49%    01/18/12 ............ 1,798,000        69,139(d)
   4.51%    12/15/29 ............    83,000        81,352
   4.53%    01/15/36 ............   580,856        43,201(b,d)
   4.56%    07/15/37 ............ 3,078,000        55,789(b,d,i)
   6.27%    02/15/40 ............ 1,401,511        31,096(b,d)
   6.93%    12/15/39 ............ 1,262,537        22,838(b,d,i)
   8.21%    09/15/37 ............ 1,156,244        18,428(b,d,i)
   8.71%    03/15/36 ............ 1,453,667        39,067(b,d,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
   4.31%    02/15/30 ............   144,000       141,493
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16 ............    28,000        30,564(b)
Master Alternative Loans Trust
   5.00%    08/25/18 ............   101,547        13,677(g)
   6.50%    08/25/34 - 01/25/35 .                 320,368331,581
Morgan Stanley Capital I
   5.17%    01/14/42 ............   340,000       341,683(i)
   7.11%    04/15/33 ............   119,000       129,522
Morgan Stanley Capital I (Class A)
   4.66%    09/13/45 ............   350,000       340,490


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Morgan Stanley Capital I
   (Class D)
   6.58%    07/15/30 ............ $  50,000 $      54,800(i)
Morgan Stanley Dean Witter
   Capital I
   4.36%    10/15/35 ............   886,000        24,873(b,d,i)
   6.46%    02/15/33 ............    50,000        52,127
   7.07%    04/15/34 ............   567,000        10,904(b,d,i)
   7.20%    10/15/33 ............    25,000        27,602
Morgan Stanley Dean Witter
   Capital I (Class A)
   6.39%    10/15/35 ............    91,000        98,322
   6.54%    02/15/31 ............   100,000       105,314
Nomura Asset Securities Corp.
   (Class A)
   6.59%    03/15/30 ............   246,000       260,284
Puma Finance Ltd. (Class A)
   2.80%    10/11/34 ............   104,780       104,785(i)
   3.25%    03/25/34 ............   170,309       170,411(i)
Structured Asset Securities Corp.
   (Class X)
   2.07%    02/25/28 ............   130,007         6,825(i)
Wachovia Bank Commercial
   Mortgage Trust
   3.33%    03/15/15 ............    89,351        89,534(b,i)
   3.71%    03/15/15 ............   100,000       100,423(b,i)
   4.38%    10/15/41 ............   141,000       139,022
Wachovia Bank Commercial
   Mortgage Trust (Class B)
   4.89%    10/15/41 ............   134,000       130,849
   4.95%    10/15/41 ............   163,000       159,654
                                                6,502,547

SOVEREIGN BONDS -- 0.4%

Government of Bahamas
   6.63%    05/15/33 ............    45,000        51,588(b)
Government of Brazil
   11.00%   08/17/40 ............   140,000       155,820
Government of Guatemala
   10.25%   11/08/11 ............    55,000        63,869(b)
Government of Italy
   4.50%    01/21/15 ............    45,000        43,677
Government of Jamaica
   10.63%   06/20/17 ............    55,000        58,025
Government of Mexico
   6.75%    09/27/34 ............    90,000        87,750
Government of Panama
   7.25%    03/15/15 ............    85,000        84,362
Government of Philippines
   10.63%   03/16/25 ............    60,000        64,200
Government of Russia
   5.00%    03/31/30 ............   215,000       220,912(b,k)
Government of Turkey
   7.25%    03/15/15 ............    80,000        78,200

                                  PRINCIPAL
                                     AMOUNT         VALUE

Ontario Electricity
   Financial Corp.
   7.45%    03/31/13 ............ $  35,000   $    41,371
Province of New Brunswick
   3.50%    10/23/07 ............    90,000        88,531
Province of Ontario
   5.13%    07/17/12 ............    15,000        15,441
                                                1,053,746

TOTAL BONDS AND NOTES
   (COST $73,260,775)                          72,325,614

                                     NUMBER
                                  OF SHARES         VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.0%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund ....................    36,841     1,045,916
Industrial Select Sector
   SPDR Fund ....................   140,740     4,282,718

TOTAL EXCHANGE TRADED FUNDS
   (COST $4,800,089) ............               5,328,634

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------

Zurich Regcaps Funding Trust I
   (COST $123,900) ..............       120       121,788(b,i)

                                 NUMBER OF
                                  CONTRACTS         VALUE

--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

CALL OPTIONS
U.S Treasury Notes 5Yrs. ........        32         3,096
PUT OPTIONS
U.S Treasury Notes 5Yrs. ........        32        13,096
TOTAL PURCHASED OPTIONS
   (COST $16,192) ...............                  16,192

TOTAL INVESTMENTS IN SECURITIES
   (COST $250,717,244) ..........             271,162,495


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE STRATEGIC INVESTMENT FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 8.3%

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.2%

GEI Short Term Investment Fund
   2.70% ........................ 5,870,512 $   5,870,512(d,l)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL
FROM SECURITIES ON LOAN -- 6.1%

State Street Navigator Securities
   Lending Prime Portfolio
   2.78% ........................16,173,886    16,173,886(d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $22,044,398) ...........              22,044,398

TOTAL INVESTMENTS
   (COST $272,761,642) ..........             293,206,893

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (10.5)% ...............             (27,918,117)
                                             ------------

NET ASSETS-- 100.0% .............            $265,288,776
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Strategic Investment Fund had the following written option contracts open at March 31, 2005:

                     EXPIRATION DATE/    NUMBER OF
CALL OPTIONS           STRIKE PRICE      CONTRACTS    VALUE
--------------------------------------------------------------------------------

U.S Treasury Notes
  5Yrs. (Written Option
  Premium $6,904)    April 2005/107.50      32      $(6,904)

                     EXPIRATION DATE/    NUMBER OF
PUT OPTIONS            STRIKE PRICE      CONTRACTS    VALUE
--------------------------------------------------------------------------------
U.S Treasury Notes
  5Yrs. (Written Option
  Premium $6,404)    April 2005/106.50      32      $(6,404)
                                                  ---------
                                                  $ (13,308)
                                                  =========


The GE Strategic Investment Fund had the following long futures contracts open at March 31, 2005:

                             NUMBER    CURRENT
               EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION       DATE      CONTRACTS   VALUE    DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 5 Yrs.  June  2005     40   $4,283,750    $ (18,773)

The GE Strategic Investment Fund had the following short futures contracts open at March 31, 2005:

                             NUMBER    CURRENT   UNREALIZED
               EXPIRATION      OF     NOTIONAL  APPRECIATION/
DESCRIPTION       DATE      CONTRACTS   VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index
  Futures       June  2005      4  $(1,183,900)   $   7,550
U.S. Treasury
  Notes 10 Yrs. June  2005      8     (874,125)      (6,461)
                                                  ---------
                                                  $ (17,684)
                                                  =========


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Government Securities Fund

Q&A

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE IS PORTFOLIO MANAGER OF GE GOVERNMENT SECURITIES FUND AND HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 1996. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Government Securities Fund returned 0.02% for Class A shares, (0.23)% for Class B shares, and (0.22)% for Class C shares. The Lehman Brothers Government Bond Index, the Fund's benchmark, returned 0.07% and the Fund's Lipper peer group of 86 Intermediate U.S. Government Funds returned an average of 0.03% for the same period.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. Yield curve positioning, biased for a flattening of the yield curve, and exposure to treasury inflation-indexed securities added positively to the performance of the Fund. A moderate underweight in U.S. agency securities resulted in a slight drag on the Fund's performance.

PICTURED TO THE RIGHT:
WILLIAM M. HEALEY

GE Government Securities Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,000.24                             4.31
     Class B                         1,000.00                             997.75                             8.08
     Class C                         1,000.00                             997.76                             8.05
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.43                             4.34
     Class B                         1,000.00                           1,016.73                             8.13
     Class C                         1,000.00                           1,016.76                             8.10
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.86% FOR CLASS A, 1.62% FOR CLASS B, AND 1.61% FOR CLASS C, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
    FOLLOWS: 0.02% FOR CLASS A SHARES, (0.23)% FOR CLASS B SHARES, AND (0.22)% FOR CLASS C SHARES.

GE Government Securities Fund

FIVE YEAR TREASURY NOTE
YIELD HISTORY
4/1/04 -- 3/31/05

High                      4.33%
Low                       2.84%
Average                   3.64%


[Line chart omitted -- plot points are as follows:]

Date                          Yield
--------------------------------------------------------------------------------
4/1/04                    2.84%
4/2/04                    3.14%
4/5/04                    3.20%
4/6/04                    3.14%
4/7/04                    3.19%
4/8/04                    3.22%
4/9/04                    3.22%
4/12/04                   3.26%
4/13/04                   3.38%
4/14/04                   3.42%
4/15/04                   3.45%
4/16/04                   3.37%
4/19/04                   3.42%
4/20/04                   3.52%
4/21/04                   3.51%
4/22/04                   3.46%
4/23/04                   3.57%
4/26/04                   3.56%
4/27/04                   3.49%
4/28/04                   3.62%
4/29/04                   3.65%
4/30/04                   3.62%
5/3/04                    3.61%
5/4/04                    3.67%
5/5/04                    3.67%
5/6/04                    3.70%
5/7/04                    3.95%
5/10/04                   3.94%
5/11/04                   3.90%
5/12/04                   3.94%
5/13/04                   4.02%
5/14/04                   3.90%
5/17/04                   3.81%
5/18/04                   3.86%
5/19/04                   3.90%
5/20/04                   3.84%
5/21/04                   3.90%
5/24/04                   3.88%
5/25/04                   3.88%
5/26/04                   3.79%
5/27/04                   3.73%
5/28/04                   3.79%
5/31/04                   3.79%
6/1/04                    3.84%
6/2/04                    3.90%
6/3/04                    3.87%
6/4/04                    3.95%
6/7/04                    3.92%
6/8/04                    3.93%
6/9/04                    3.98%
6/10/04                   4.01%
6/11/04                   4.06%
6/14/04                   4.10%
6/15/04                   3.90%
6/16/04                   3.94%
6/17/04                   3.91%
6/18/04                   3.94%
6/21/04                   3.90%
6/22/04                   3.93%
6/23/04                   3.90%
6/24/04                   3.85%
6/25/04                   3.83%
6/28/04                   3.95%
6/29/04                   3.90%
6/30/04                   3.77%
7/1/04                    3.73%
7/2/04                    3.60%
7/5/04                    3.60%
7/6/04                    3.63%
7/7/04                    3.63%
7/8/04                    3.65%
7/9/04                    3.63%
7/12/04                   3.63%
7/13/04                   3.65%
7/14/04                   3.68%
7/15/04                   3.68%
7/16/04                   3.54%
7/19/04                   3.56%
7/20/04                   3.67%
7/21/04                   3.70%
7/22/04                   3.68%
7/23/04                   3.67%
7/26/04                   3.73%
7/27/04                   3.84%
7/28/04                   3.80%
7/29/04                   3.79%
7/30/04                   3.70%
8/2/04                    3.67%
8/3/04                    3.65%
8/4/04                    3.64%
8/5/04                    3.61%
8/6/04                    3.39%
8/9/04                    3.43%
8/10/04                   3.50%
8/11/04                   3.47%
8/12/04                   3.48%
8/13/04                   3.42%
8/16/04                   3.45%
8/17/04                   3.38%
8/18/04                   3.42%
8/19/04                   3.38%
8/20/04                   3.41%
8/23/04                   3.46%
8/24/04                   3.45%
8/25/04                   3.45%
8/26/04                   3.41%
8/27/04                   3.43%
8/30/04                   3.38%
8/31/04                   3.31%
9/1/04                    3.30%
9/2/04                    3.39%
9/3/04                    3.49%
9/6/04                    3.51%
9/7/04                    3.46%
9/8/04                    3.36%
9/9/04                    3.41%
9/10/04                   3.40%
9/13/04                   3.36%
9/14/04                   3.34%
9/15/04                   3.38%
9/16/04                   3.28%
9/17/04                   3.33%
9/20/04                   3.27%
9/21/04                   3.28%
9/22/04                   3.25%
9/23/04                   3.30%
9/24/04                   3.32%
9/27/04                   3.27%
9/28/04                   3.27%
9/29/04                   3.36%
9/30/04                   3.37%
10/1/04                   3.43%
10/4/04                   3.42%
10/5/04                   3.42%
10/6/04                   3.48%
10/7/04                   3.53%
10/8/04                   3.39%
10/11/04                  3.39%
10/12/04                  3.36%
10/13/04                  3.31%
10/14/04                  3.26%
10/15/04                  3.31%
10/18/04                  3.30%
10/19/04                  3.30%
10/20/04                  3.25%
10/21/04                  3.28%
10/22/04                  3.25%
10/25/04                  3.24%
10/26/04                  3.27%
10/27/04                  3.35%
10/28/04                  3.31%
10/29/04                  3.28%
11/1/04                   3.33%
11/2/04                   3.31%
11/3/04                   3.33%
11/4/04                   3.35%
11/5/04                   3.48%
11/8/04                   3.52%
11/9/04                   3.53%
11/10/04                  3.56%
11/11/04                  3.56%
11/12/04                  3.51%
11/15/04                  3.53%
11/16/04                  3.55%
11/17/04                  3.46%
11/18/04                  3.47%
11/19/04                  3.57%
11/22/04                  3.56%
11/23/04                  3.58%
11/24/04                  3.63%
11/25/04                  3.60%
11/26/04                  3.63%
11/29/04                  3.70%
11/30/04                  3.69%
12/1/04                   3.71%
12/2/04                   3.75%
12/3/04                   3.59%
12/6/04                   3.58%
12/7/04                   3.58%
12/8/04                   3.49%
12/9/04                   3.55%
12/10/04                  3.53%
12/13/04                  3.54%
12/14/04                  3.52%
12/15/04                  3.48%
12/16/04                  3.57%
12/17/04                  3.58%
12/20/04                  3.57%
12/21/04                  3.56%
12/22/04                  3.56%
12/23/04                  3.57%
12/24/04                  3.57%
12/27/04                  3.65%
12/28/04                  3.65%
12/29/04                  3.69%
12/30/04                  3.63%
12/31/04                  3.61%
1/3/05                    3.62%
1/4/05                    3.71%
1/5/05                    3.72%
1/6/05                    3.68%
1/7/05                    3.72%
1/10/05                   3.73%
1/11/05                   3.71%
1/12/05                   3.70%
1/13/05                   3.65%
1/14/05                   3.71%
1/17/05                   3.71%
1/18/05                   3.71%
1/19/05                   3.70%
1/20/05                   3.68%
1/21/05                   3.64%
1/24/05                   3.65%
1/25/05                   3.71%
1/26/05                   3.73%
1/27/05                   3.76%
1/28/05                   3.69%
1/31/05                   3.70%
2/1/05                    3.70%
2/2/05                    3.72%
2/3/05                    3.76%
2/4/05                    3.67%
2/7/05                    3.67%
2/8/05                    3.66%
2/9/05                    3.64%
2/10/05                   3.66%
2/11/05                   3.69%
2/14/05                   3.69%
2/15/05                   3.71%
2/16/05                   3.78%
2/17/05                   3.78%
2/18/05                   3.87%
2/21/05                   3.86%
2/22/05                   3.87%
2/23/05                   3.86%
2/24/05                   3.90%
2/25/05                   3.90%
2/28/05                   4.01%
3/1/05                    4.00%
3/2/05                    4.00%
3/3/05                    4.00%
3/4/05                    3.96%
3/7/05                    3.98%
3/8/05                    4.05%
3/9/05                    4.14%
3/10/05                   4.14%
3/11/05                   4.22%
3/14/05                   4.19%
3/15/05                   4.22%
3/16/05                   4.17%
3/17/05                   4.14%
3/18/05                   4.17%
3/21/05                   4.17%
3/22/05                   4.31%
3/23/05                   4.27%
3/24/05                   4.32%
3/25/05                   4.31%
3/28/05                   4.33%
3/29/05                   4.27%
3/30/05                   4.25%
3/31/05                   4.17%


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets in U.S. Government securities under normal market conditions.

LIPPER PERFORMANCE COMPARISON

Intermediate U.S. Government
Peer Group

Based on average annual total returns for the periods ended 3/31/05

                  SIX          ONE        FIVE          TEN
                MONTHS        YEAR        YEAR         YEAR
               --------     -------      ------       ------
Number of
Funds in
peer group:        86          86          72           38
--------------------------------------------------------------------------------
Peer group
average annual
total return:   0.03%       0.02%       5.77%        6.06%
--------------------------------------------------------------------------------
Lipper categories in peer group:
Intermediate U.S. Government


 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                CLASS A SHARES++

[Line chart omitted -- plot points are as follows:]

                   GE Government                  GE Government               LB Government
                  Securities Fund             Securities Fund w/load            Bond Index
---------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                       9,575.00                   10,000.00
9/95                 10,654.97                      10,202.14                   10,807.70
9/96                 11,054.55                      10,584.73                   11,285.45
9/97                 12,097.27                      11,583.13                   12,317.94
9/98                 13,501.88                      12,928.05                   13,993.65
9/99                 13,230.33                      12,668.04                   13,753.67
9/00                 14,087.53                      13,488.81                   14,741.11
9/01                 15,814.99                      15,142.86                   16,695.67
9/02                 17,298.37                      16,563.19                   18,371.25
9/03                 17,809.04                      17,052.16                   19,023.27
9/04                 18,094.22                      17,325.22                   19,503.53
3/05                 18,098.54                      17,329.35                   19,517.33


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE          TEN
                     MONTHS        YEAR        YEAR         YEAR
                    --------     --------    --------     -------
GE Government
  Securities          0.02%       -0.40%        5.91%       6.11%
GE Government
  Securities
  W/LOAD             -4.23%       -4.63%        4.99%       5.65%
  MAXIMUM LOAD
   OF 4.25%
LB Government
  Bond Index          0.07%        0.11%        6.68%       6.92%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Government                  LB Government
                  Securities Fund                   Bond Index
-------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 10,615.88                      10,807.70
9/96                 10,917.30                      11,285.45
9/97                 11,868.23                      12,317.94
9/98                 13,172.06                      13,993.65
9/99                 12,853.06                      13,753.67
9/00                 13,567.93                      14,741.11
9/01                 15,142.57                      16,695.67
9/02                 16,415.34                      18,371.25
9/03                 16,865.64                      19,023.27
9/04                 17,135.71                      19,503.53
3/05                 17,139.80                      19,517.33


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE         TEN
                     MONTHS        YEAR        YEAR         YEAR
                    --------     ---------   -------      --------
GE Government
  Securities         -0.23%       -1.11%       5.14%        5.53%
LB Government
  Bond Index          0.07%        0.11%       6.68%        6.92%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Government                  LB Government
                  Securities Fund                   Bond Index
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 10,273.14                      10,269.80
9/00                 10,607.84                      10,717.94
3/01                 11,334.59                      11,536.00
9/01                 11,851.16                      12,139.06
3/02                 11,666.38                      11,990.68
9/02                 12,844.71                      13,357.34
3/03                 13,021.27                      13,598.03
9/03                 13,126.31                      13,831.41
3/04                 13,341.45                      14,175.21
9/04                 13,238.36                      14,180.60
3/05                 13,208.77                      14,190.63


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE        FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------     -------     -------     -----------
GE Government
  Securities         -0.22%       -0.99%       5.16%        5.19%
LB Government
  Bond Index          0.07%        0.11%       6.68%        6.57%


AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE GOVERNMENT SECURITIES FUND

Schedule of Investments

                          GE GOVERNMENT SECURITIES FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $208,873
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

U.S. Treasuries           46.4%
Federal Agencies          27.3%
Asset Backed & Others     19.6%
Mortgage Backed            6.0%
Corporate Notes            0.7%


                                  PRINCIPAL
                                     AMOUNT         VALUE

BONDS AND NOTES -- 96.6%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 59.2%

U.S. Treasury Bonds
   5.38%    02/15/31 ........... $5,780,000 $   6,303,783(j)
   7.13%    02/15/23 ...........  8,000,000    10,141,439
   7.25%    05/15/16 ...........  1,245,000     1,527,229(h)
   8.13%    08/15/19 - 08/15/21   6,750,000     9,097,710(h)
U.S. Treasury Inflation
   Indexed Bonds
   2.00%    01/15/14 ...........  3,354,000     3,432,618(p)
   2.38%    01/15/25 ...........    758,715       816,150(p)
   3.88%    04/15/29 ...........    289,985       398,956(p)
   4.53%    04/15/10 ...........  1,157,544     1,132,587(d,p)
U.S. Treasury Notes
   2.88%    11/30/06 ........... 11,095,000    10,943,775
   3.00%    11/15/07 ...........  5,775,000     5,650,953
   3.13%    05/15/07 ...........  2,945,000     2,903,387(j)
   3.38%    09/15/09 ...........  1,000,000       969,330
   3.50%    12/15/09 - 02/15/10  17,065,000    16,576,362(j)
   3.88%    05/15/09 ........... 17,400,000    17,256,798(j)
   4.00%    02/15/15 ........... 10,110,000     9,715,104(j)
                                               96,866,181

FEDERAL AGENCIES -- 34.8%

Federal Farm Credit Bank
   3.75%    01/15/09 ...........    835,000       819,498(j)
Federal Home Loan Bank
   2.38%    02/15/06 ...........  6,815,000     6,740,192
   2.63%    10/16/06 ...........  2,750,000     2,698,366(j)
   3.75%    08/18/09 ...........    500,000       488,220(j)
Federal Home Loan Mortgage Corp.
   2.88%    05/15/07 ...........  6,800,000     6,647,544(j)

                                  PRINCIPAL
                                     AMOUNT         VALUE

   3.00%    09/29/06 ...........$ 2,700,000 $   2,662,405
   3.63%    09/15/08 ........... 10,025,000     9,817,504
   4.50%    01/15/14 ...........  6,035,000     5,906,611
   4.63%    07/18/07 ........... 12,030,000    12,078,565
   6.75%    03/15/31 ...........  3,300,000     4,023,095
Federal National Mortgage Assoc.
   2.38%    07/15/05 ...........  5,025,000     5,081,044
                                               56,963,044

AGENCY MORTGAGE BACKED -- 1.8%

Federal Home Loan Mortgage Corp.
   6.50%    04/01/31 ...........      7,161         7,445
   7.00%    12/01/26 ...........      1,024         1,082
   7.00%    02/01/30 ...........     12,369        13,024
   7.50%    02/01/07 - 04/01/12     758,654       797,297
   9.00%    12/01/14 ...........    189,369       204,595
Federal National Mortgage Assoc.
   7.00%    02/01/30 ...........     32,807        34,549
   7.50%    12/01/23 ...........    149,747       161,050
   9.00%    06/01/09 - 07/01/21      58,806        63,078
   5.00%    TBA ................  1,000,000       999,062(c)
   6.00%    TBA ................    100,000       102,187(c)
Government National
   Mortgage Assoc.
   8.50%    05/15/21 - 03/15/23      47,563        52,336
   9.00%    07/15/16 ...........    389,192       429,573
                                                2,865,278

ASSET BACKED -- 0.5%

Accredited Mortgage Loan
   Trust (Class A)
   3.15%    07/25/34 ...........    818,522       818,514(i)

NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS -- 0.3%

Morgan Stanley Dean Witter
   Capital I (Class A)
   6.54%    02/15/31 ...........    500,000       526,570

TOTAL BONDS AND NOTES
   (COST $157,915,181) .........              158,039,587

                                 NUMBER OF
                                  CONTRACTS         VALUE

--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

CALL OPTIONS
U S Treasury Notes
   5 Yr. Futures ...............         60         5,805

PUT OPTIONS
U S Treasury Notes
   5 Yr. Futures ...............         60        24,555

TOTAL PURCHASED OPTIONS
   (COST $30,360) ..............                   30,360


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE GOVERNMENT SECURITIES FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 17.9%

--------------------------------------------------------------------------------

ASSET BACKED -- 11.5%

American Express Credit Account
   Master Trust (Class A)
   2.85%    02/15/08 ........... $3,180,000 $   3,180,490(i)
Bank One Issuance Trust (Class A)
   2.84%    10/15/09 ...........  1,000,000     1,000,348(i)
Bear Stearns Asset Backed
   Securities, Inc. (Class A)
   3.22%    01/25/34 ...........     33,548        33,691(i)
Countrywide Home Equity Loan
   Trust (Class A)
   3.05%    05/15/28 ...........  2,400,368     2,402,083(i)
First USA Credit Card Master
   Trust (Class A)
   2.98%    05/17/10 ...........  1,000,000     1,003,115(i)
GMAC Mortgage Corp. Loan
   Trust (Class A)
   2.93%    06/25/34 ...........    500,000       500,168(i)
Long Beach Mortgage Loan Trust
   3.12%    11/25/34 ...........    915,802       916,828(i)
MBNA Master Credit Card Trust
   USA (Class A)
   2.79%    12/17/07 ...........  1,550,000     1,549,961(i)
Option One Mortgage Loan Trust
   (Class A)
   3.27%    02/25/33 ...........  1,227,455     1,231,397(i)
Providian Gateway Master Trust
   3.17%    07/15/11 ...........    800,000       805,307(b,i)
Residential Asset Mortgage
   Products, Inc. (Class A)
   3.15%    01/25/34 ...........    569,539       570,819(i)
Residential Asset Mortgage
   Products, Inc.
   2.96%    12/25/22 ...........    308,465       308,456(i)
   3.18%    12/25/33 ...........    316,870       317,880(i)
Saxon Asset Securities Trust
   3.08%    05/25/35 ...........  2,925,378     2,926,853(i)
Structured Asset Securities Corp.
   3.05%    02/25/35 ...........  2,000,000     1,999,981(i)
                                               18,747,377

CORPORATE NOTES -- 0.9%

Countrywide Home Loans, Inc.
   3.21%    03/29/06 ...........  1,500,000     1,500,115(i)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.5%

Crusade Global Trust (Class A)
   3.23%    09/18/34 ...........  1,012,768     1,015,386(i)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Granite Master Issuer PLC
   3.13%    12/21/24 ........... $2,000,000 $   2,000,000(i)
GS Mortgage Securities Corp. II
   3.09%    11/15/15 ...........    250,000       250,220(b,i)
Impac CMB Trust
   3.18%    08/25/33 ...........  2,853,453     2,860,282(i)
Impac CMB Trust (Class A)
   3.23%    12/25/33 ...........    497,591       498,767(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
   2.98%    10/15/17 ...........  1,000,000     1,000,752(b,i)
Residential Accredit Loans, Inc.
   3.15%    03/25/34 ...........    970,150       971,126(i)
Thornburg Mortgage Securities
   Trust (Class A)
   3.19%    04/25/43 ...........    494,792       495,825(i)
                                                9,092,358

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $29,332,248) ..........               29,339,850

TOTAL INVESTMENTS IN SECURITIES
   (COST $187,277,789) .........              187,409,797

                                    NUMBER
                                  OF SHARES         VALUE

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.1%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.9%

GEI Short Term Investment Fund
   2.70% .......................  3,119,268     3,119,268(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 11.2%

GEI Short Term Investment Fund
   2.70% ....................... 18,343,981    18,343,981(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $21,463,249) ..........               21,463,249

TOTAL INVESTMENTS
   (COST $208,741,038) .........              208,873,046

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (27.6)% ..............              (45,265,151)
                                             ------------

NET ASSETS-- 100.0% ............             $163,607,895
                                             ============


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE GOVERNMENT SECURITIES FUND

Schedule of Investments

OTHER INFORMATION

--------------------------------------------------------------------------------

The GE Government Securities Fund had the following written option contracts open at March 31, 2005:

                     EXPIRATION DATE/    NUMBER OF
CALL OPTIONS           STRIKE PRICE      CONTRACTS    VALUE
--------------------------------------------------------------------------------
U S Treasury Notes
   5 Yr. Futures
   (Written Option
   Premium
   $12,945)          April 2005/107.50      60     $(12,945)

                     EXPIRATION DATE/    NUMBER OF
PUT OPTIONS            STRIKE PRICE      CONTRACTS    VALUE
--------------------------------------------------------------------------------
U S Treasury Notes
   5 Yr. Futures
   (Written Option
   Premium $12,008)  April 2005/ 106.50     60     $(12,008)
                                                   --------
                                                   $(24,953)
                                                   ========


The GE Government Securities Fund had the following long futures contracts open at March 31, 2005:

                             NUMBER    CURRENT
                EXPIRATION     OF     NOTIONAL   UNREALIZED
DESCRIPTION        DATE     CONTRACTS   VALUE   DEPRECIATION
--------------------------------------------------------------------------------
U S Treasury
   Notes 5 Yrs. June  2005     60    $6,425,625   $(28,160)

The GE Government Securities Fund had the following short futures contracts open at March 31, 2005:

                             NUMBER    CURRENT
                EXPIRATION     OF     NOTIONAL   UNREALIZED
DESCRIPTION        DATE     CONTRACTS   VALUE   DEPRECIATION
--------------------------------------------------------------------------------
U S Treasury
   Notes 10 Yrs.June  2005     67   $(7,320,797)   $(44,086)
                                                   --------
                                                   $(72,246)
                                                   ========


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Short-Term Government Fund

Q&A

PAUL M. COLONNA IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE OVERSEES A PORTION OF THE FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT. HE IS PORTFOLIO MANAGER OF GE SHORT-TERM GOVERNMENT FUND AND HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2000. SEE PAGE 38 FOR PAUL'S BIOGRAPHICAL INFORMATION.

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Short-Term Government Fund returned (0.20)% for Class A shares, (0.50)% for Class B shares, (0.58)% for Class C shares, and (0.08)% for Class Y shares. The Fund's benchmark, Lehman Brothers 1-3 Year Government Bond Index returned (0.20)% and the Lipper peer group of 86 Short-Term U.S. Government Funds returned an average of (0.11)% for the same period.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The largest driver of return was the Fund's position in mortgage-backed securities. The higher yield provided by these holdings relative to U.S. Treasury and agency debt securities helped cushion the overall negative price return resulting from interest rates moving higher. An underweight in U.S. agency debt relative to the index produced a slight drag on Fund performance.

PICTURED TO THE RIGHT:
PAUL M. COLONNA

GE Short-Term Government Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                             997.99                             3.83
     Class B                         1,000.00                             994.97                             6.81
     Class C                         1,000.00                             994.22                             7.56
     Class Y                         1,000.00                             999.16                             2.58
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.89                             3.87
     Class B                         1,000.00                           1,017.95                             6.88
     Class C                         1,000.00                           1,017.21                             7.64
     Class Y                         1,000.00                           1,022.11                             2.61
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.77% FOR CLASS A, 1.37% FOR CLASS B, 1.52% FOR CLASS C, AND 0.52% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
    FOLLOWS: (0.20)% FOR CLASS A SHARES, (0.50)% FOR CLASS B SHARES, (0.58)% FOR CLASS C SHARES, AND (0.08)% FOR CLASS Y SHARES.

GE Short-Term Government Fund

TWO YEAR TREASURY NOTE
YIELD HISTORY
4/1/04 -- 3/31/05

[Line chart omitted -- plot points are as follows:]

High                      3.87%
Low                       1.62%
Average                   2.80%


Date                      Yield
--------------------------------------------------------------------------------
4/1/04                    1.62%
4/2/04                    1.85%
4/5/04                    1.88%
4/6/04                    1.84%
4/7/04                    1.84%
4/8/04                    1.86%
4/9/04                    1.86%
4/12/04                   1.89%
4/13/04                   1.99%
4/14/04                   2.08%
4/15/04                   2.06%
4/16/04                   1.99%
4/19/04                   2.04%
4/20/04                   2.16%
4/21/04                   2.17%
4/22/04                   2.12%
4/23/04                   2.24%
4/26/04                   2.23%
4/27/04                   2.15%
4/28/04                   2.25%
4/29/04                   2.35%
4/30/04                   2.32%
5/3/04                    2.31%
5/4/04                    2.33%
5/5/04                    2.33%
5/6/04                    2.38%
5/7/04                    2.62%
5/10/04                   2.59%
5/11/04                   2.57%
5/12/04                   2.59%
5/13/04                   2.66%
5/14/04                   2.53%
5/17/04                   2.47%
5/18/04                   2.52%
5/19/04                   2.56%
5/20/04                   2.50%
5/21/04                   2.55%
5/24/04                   2.53%
5/25/04                   2.54%
5/26/04                   2.45%
5/27/04                   2.46%
5/28/04                   2.54%
5/31/04                   2.54%
6/1/04                    2.59%
6/2/04                    2.64%
6/3/04                    2.62%
6/4/04                    2.69%
6/7/04                    2.66%
6/8/04                    2.69%
6/9/04                    2.77%
6/10/04                   2.80%
6/11/04                   2.81%
6/14/04                   2.93%
6/15/04                   2.75%
6/16/04                   2.79%
6/17/04                   2.76%
6/18/04                   2.79%
6/21/04                   2.75%
6/22/04                   2.76%
6/23/04                   2.73%
6/24/04                   2.75%
6/25/04                   2.74%
6/28/04                   2.86%
6/29/04                   2.82%
6/30/04                   2.68%
7/1/04                    2.64%
7/2/04                    2.53%
7/5/04                    2.53%
7/6/04                    2.54%
7/7/04                    2.54%
7/8/04                    2.52%
7/9/04                    2.52%
7/12/04                   2.52%
7/13/04                   2.56%
7/14/04                   2.59%
7/15/04                   2.61%
7/16/04                   2.50%
7/19/04                   2.52%
7/20/04                   2.62%
7/21/04                   2.66%
7/22/04                   2.65%
7/23/04                   2.65%
7/26/04                   2.71%
7/27/04                   2.80%
7/28/04                   2.74%
7/29/04                   2.75%
7/30/04                   2.68%
8/2/04                    2.65%
8/3/04                    2.64%
8/4/04                    2.65%
8/5/04                    2.65%
8/6/04                    2.39%
8/9/04                    2.44%
8/10/04                   2.53%
8/11/04                   2.50%
8/12/04                   2.50%
8/13/04                   2.46%
8/16/04                   2.48%
8/17/04                   2.40%
8/18/04                   2.43%
8/19/04                   2.38%
8/20/04                   2.44%
8/23/04                   2.47%
8/24/04                   2.45%
8/25/04                   2.47%
8/26/04                   2.48%
8/27/04                   2.48%
8/30/04                   2.46%
8/31/04                   2.40%
9/1/04                    2.39%
9/2/04                    2.46%
9/3/04                    2.58%
9/6/04                    2.59%
9/7/04                    2.55%
9/8/04                    2.47%
9/9/04                    2.49%
9/10/04                   2.49%
9/13/04                   2.47%
9/14/04                   2.44%
9/15/04                   2.48%
9/16/04                   2.41%
9/17/04                   2.48%
9/20/04                   2.43%
9/21/04                   2.46%
9/22/04                   2.46%
9/23/04                   2.52%
9/24/04                   2.57%
9/27/04                   2.54%
9/28/04                   2.52%
9/29/04                   2.60%
9/30/04                   2.61%
10/1/04                   2.63%
10/4/04                   2.64%
10/5/04                   2.63%
10/6/04                   2.69%
10/7/04                   2.69%
10/8/04                   2.59%
10/11/04                  2.59%
10/12/04                  2.55%
10/13/04                  2.50%
10/14/04                  2.47%
10/15/04                  2.52%
10/18/04                  2.51%
10/19/04                  2.55%
10/20/04                  2.50%
10/21/04                  2.55%
10/22/04                  2.52%
10/25/04                  2.51%
10/26/04                  2.53%
10/27/04                  2.59%
10/28/04                  2.58%
10/29/04                  2.55%
11/1/04                   2.59%
11/2/04                   2.57%
11/3/04                   2.59%
11/4/04                   2.63%
11/5/04                   2.77%
11/8/04                   2.81%
11/9/04                   2.82%
11/10/04                  2.84%
11/11/04                  2.85%
11/12/04                  2.82%
11/15/04                  2.87%
11/16/04                  2.89%
11/17/04                  2.81%
11/18/04                  2.84%
11/19/04                  2.92%
11/22/04                  2.95%
11/23/04                  2.96%
11/24/04                  3.03%
11/25/04                  3.02%
11/26/04                  3.03%
11/29/04                  3.06%
11/30/04                  3.00%
12/1/04                   3.01%
12/2/04                   3.04%
12/3/04                   2.92%
12/6/04                   2.91%
12/7/04                   2.94%
12/8/04                   2.90%
12/9/04                   2.93%
12/10/04                  2.94%
12/13/04                  2.96%
12/14/04                  2.96%
12/15/04                  2.94%
12/16/04                  2.99%
12/17/04                  3.00%
12/20/04                  3.03%
12/21/04                  3.03%
12/22/04                  3.00%
12/23/04                  3.01%
12/24/04                  3.00%
12/27/04                  3.06%
12/28/04                  3.07%
12/29/04                  3.11%
12/30/04                  3.09%
12/31/04                  3.07%
1/3/05                    3.09%
1/4/05                    3.20%
1/5/05                    3.21%
1/6/05                    3.16%
1/7/05                    3.19%
1/10/05                   3.22%
1/11/05                   3.21%
1/12/05                   3.21%
1/13/05                   3.18%
1/14/05                   3.23%
1/17/05                   3.23%
1/18/05                   3.23%
1/19/05                   3.22%
1/20/05                   3.19%
1/21/05                   3.15%
1/24/05                   3.19%
1/25/05                   3.21%
1/26/05                   3.26%
1/27/05                   3.28%
1/28/05                   3.26%
1/31/05                   3.28%
2/1/05                    3.28%
2/2/05                    3.32%
2/3/05                    3.34%
2/4/05                    3.29%
2/7/05                    3.30%
2/8/05                    3.31%
2/9/05                    3.24%
2/10/05                   3.29%
2/11/05                   3.33%
2/14/05                   3.35%
2/15/05                   3.35%
2/16/05                   3.40%
2/17/05                   3.36%
2/18/05                   3.44%
2/21/05                   3.43%
2/22/05                   3.43%
2/23/05                   3.44%
2/24/05                   3.48%
2/25/05                   3.53%
2/28/05                   3.60%
3/1/05                    3.58%
3/2/05                    3.56%
3/3/05                    3.57%
3/4/05                    3.56%
3/7/05                    3.59%
3/8/05                    3.62%
3/9/05                    3.66%
3/10/05                   3.67%
3/11/05                   3.72%
3/14/05                   3.73%
3/15/05                   3.74%
3/16/05                   3.71%
3/17/05                   3.67%
3/18/05                   3.70%
3/21/05                   3.72%
3/22/05                   3.83%
3/23/05                   3.82%
3/24/05                   3.85%
3/25/05                   3.86%
3/28/05                   3.87%
3/29/05                   3.84%
3/30/05                   3.83%
3/31/05                   3.78%


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in U.S. Government securities under normal market conditions.

LIPPER PERFORMANCE COMPARISON

Short Term U.S. Government Bond
Peer Group

Based on average annual total returns for the periods ended 3/31/05

                     SIX          ONE        FIVE          TEN
                   MONTHS        YEAR        YEAR         YEAR
                  --------     --------    --------     --------
Number of
Funds in
peer group:          86          85          65           51
--------------------------------------------------------------------------------
Peer group
average annual
total return:      -0.11%      -0.43%       4.11%        4.73%
--------------------------------------------------------------------------------
Lipper categories in peer group:
Short Term U.S. Government Bond


 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

                   GE Short-Term                   GE Short-Term
                  Government Fund             Government Fund w/load           LB 1-3 Yr.
---------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                       9,750.00                   10,000.00
9/95                 10,455.79                      10,194.39                   10,470.55
9/96                 10,976.31                      10,701.90                   11,063.61
9/97                 11,697.07                      11,404.64                   11,824.85
9/98                 12,557.61                      12,243.67                   12,762.06
9/99                 12,874.09                      12,552.24                   13,169.66
9/00                 13,603.39                      13,263.30                   13,939.54
9/01                 14,977.81                      14,603.37                   15,426.80
9/02                 15,824.62                      15,429.01                   16,330.26
9/03                 16,163.21                      15,759.13                   16,787.39
9/04                 16,309.66                      15,901.92                   16,983.49
3/05                 16,276.95                      15,870.03                   16,950.31


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX          ONE          FIVE          TEN
                    MONTHS        YEAR         YEAR         YEAR
                   --------    ----------    ---------     -------
GE Short-Term
  Government         -0.20%       -0.63%        4.48%       4.99%
GE Short-Term
  Government
  W/LOAD             -2.70%       -3.12%        3.95%       4.73%
  MAXIMUM LOAD
   OF 2.50%
LB 1-3 Yr.           -0.20%       -0.27%        4.80%       5.42%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Short-Term
                  Government Fund                  LB 1-3 Yr.
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 10,424.79                      10,470.55
9/96                 10,878.80                      11,063.61
9/97                 11,514.34                      11,824.85
9/98                 12,300.61                      12,762.06
9/99                 12,535.44                      13,169.66
9/00                 13,156.53                      13,939.54
9/01                 14,463.01                      15,426.80
9/02                 15,280.71                      16,330.26
9/03                 15,607.67                      16,787.39
9/04                 15,749.08                      16,983.49
3/05                 15,717.50                      16,950.31


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE        FIVE          TEN
                    MONTHS        YEAR        YEAR          YEAR
                   --------     ---------    ---------     -------
GE Short-Term
  Government         -0.50%       -1.24%        3.84%       4.61%
LB 1-3 Yr.           -0.20%       -0.27%        4.80%       5.42%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Short-Term
                  Government Fund                  LB 1-3 Yr.
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 10,119.38                      10,182.44
9/00                 10,479.79                      10,584.58
3/01                 10,968.91                      11,181.68
9/01                 11,463.27                      11,713.89
3/02                 11,540.70                      11,807.51
9/02                 12,011.47                      12,399.91
3/03                 12,112.16                      12,598.94
9/03                 12,175.89                      12,747.01
3/04                 12,293.32                      12,906.18
9/04                 12,192.79                      12,895.92
3/05                 12,122.30                      12,870.72


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX          ONE          FIVE         SINCE
                    MONTHS        YEAR         YEAR       INCEPTION
                  ----------    ---------    ---------   -----------
GE Short-Term
  Government         -0.58%       -1.39%        3.68%       3.56%
LB 1-3 Yr.           -0.20%       -0.27%        4.80%       4.70%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                   GE Short-Term
                  Government Fund                  LB 1-3 Yr.
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 10,468.66                      10,470.55
9/96                 11,017.25                      11,063.61
9/97                 11,770.07                      11,824.85
9/98                 12,670.10                      12,762.06
9/99                 13,033.01                      13,169.66
9/00                 13,792.00                      13,939.54
9/01                 15,187.03                      15,426.80
9/02                 16,086.89                      16,330.26
9/03                 16,473.48                      16,787.39
9/04                 16,681.05                      16,983.49
3/05                 16,666.98                      16,950.31

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE          TEN
                     MONTHS        YEAR        YEAR         YEAR
                    --------     --------    --------     -------
GE Short-Term
  Government         -0.08%       -0.21%       4.69%        5.24%
LB 1-3 Yr.           -0.20%       -0.27%       4.80%        5.42%


AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE SHORT-TERM GOVERNMENT FUND

Schedule of Investments

                          GE SHORT-TERM GOVERNMENT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $84,273
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Agency Mortgage Backed                                     23.3%
Agency Collateralized Mortgage Obligations                 22.0%
U.S. Treasuries                                            21.7%
Asset Backed                                               16.7%
Short-Term Investments                                     12.0%
Non-Agency Collateralized Mortgage Obligations              3.4%
Corporate Notes                                             0.7%
Federal Agencies                                            0.2%


                                  PRINCIPAL
                                     AMOUNT         VALUE

BONDS AND NOTES -- 91.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 28.0%

U.S. Treasury Notes
   2.88%    11/30/06 ........... $4,715,000 $   4,650,735(j)
   3.13%    05/15/07 ...........  6,000,000     5,915,220(j)
   3.38%    09/15/09 ...........  8,000,000     7,754,640(j)
                                               18,320,595

FEDERAL AGENCIES -- 0.3%

Federal Home Loan Bank
   2.50%    12/15/05 ...........    200,000       198,571

AGENCY MORTGAGE BACKED -- 30.0%

Federal Home Loan Mortgage Corp.
   6.00%    12/01/08 - 09/01/19     265,821       275,086(h)
   6.50%    05/01/13 ...........    127,143       132,555
   7.00%    02/01/12 - 11/01/33     369,726       389,024
   7.50%    01/01/27 - 08/01/30     274,923       293,925
   8.00%    04/01/23 ...........     67,102        71,786
   8.50%    01/01/09 - 11/01/20     456,208       482,759
   8.75%    08/01/08 ...........     78,322        81,177
Federal National Mortgage Assoc.
   3.30%    07/01/33 ...........    299,510       299,351(i)
   3.35%    06/01/33 ...........    238,960       243,034(i)
   3.79%    06/01/33 ...........    386,213       391,388(i)
   4.06%    06/01/33 ...........    222,176       220,787(i)
   4.12%    06/01/33 ...........    612,086       609,599(i)
   4.13%    07/01/33 ...........    981,512       975,684(i)
   4.29%    05/01/33 ...........    912,291       911,436(i)
   4.60%    12/01/32 ...........    294,706       297,365(i)

                                  PRINCIPAL
                                     AMOUNT         VALUE

   6.00%    12/01/19 - 11/01/33  $  924,765   $   953,994
   6.50%    05/01/17 - 05/01/33     977,053     1,018,391
   7.00%    03/01/17 - 06/01/34   1,383,490     1,455,200
   7.50%    06/01/11 - 05/01/34   4,003,219     4,274,369
   8.00%    03/01/22 - 01/01/34     514,314       555,798
   8.50%    02/01/18 - 10/01/33     880,269       956,914
   9.00%    08/01/10 - 09/01/31   1,270,342     1,383,534
   9.50%    09/01/21 ...........    168,108       186,146
   9.75%    02/01/21 ...........    195,302       217,067
Government National
   Mortgage Assoc.
   6.50%    09/15/16 - 04/15/34     823,916       863,022
   7.00%    12/15/18 - 05/15/32     635,357       671,962
   7.50%    02/15/09 - 01/15/25     783,923       825,973
   8.00%    07/15/17 ...........    147,698       159,574
   9.00%    08/15/09 - 12/15/09     345,954       364,430
   9.50%    12/15/09 ...........     26,887        28,561
                                               19,589,891

AGENCY COLLATERALIZED MORTGAGE OBLIGATION -- 28.4%

Federal Home Loan
   Mortgage Corp.
   2.00%    07/15/06 ...........          2             2(g)
   3.25%    07/15/23 ...........  1,171,005     1,149,049
   5.00%    11/15/12 - 12/15/20   2,822,141     1,567,730(g)
   6.00%    04/29/35 ...........  3,000,000     3,084,727
   6.50%    02/15/14 ...........  1,480,841       207,318(g)
   8.00%    01/15/34 ...........    581,130       594,297
Federal National
   Mortgage Assoc.
   1.41%    07/25/44 ...........  8,372,055       282,557(g)
   2.22%    06/25/43 ........... 13,794,439       646,614(g,i)
   2.57%    12/25/42 ...........  1,172,725     1,165,762
   3.28%    10/25/42 ...........    578,496       576,508
   3.46%    06/25/43 ...........  1,348,208     1,340,203
   4.50%    07/25/33 ...........  1,004,919     1,007,087
   5.17%    02/25/44 ...........  1,543,844     1,549,633
   6.00%    08/25/28 - 01/25/34   4,130,562     4,235,654
   15.88%   05/25/18 ........... 31,834,688        86,571(d,g,i)
Federal National
   Mortgage REMIC
   4.00%    08/15/29 ...........  1,068,120     1,059,942
                                               18,553,654

ASSET BACKED -- 4.5%

Citibank Credit Card Issuance Trust
   6.65%    05/15/08 ...........  2,500,000     2,568,825
World Omni Auto Receivables
   Trust (Class B)
   2.35%    09/15/09 ...........    371,680       366,725
                                                2,935,550

TOTAL BONDS AND NOTES
   (COST $62,046,251) ..........               59,598,261


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE SHORT-TERM GOVERNMENT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 22.2%

--------------------------------------------------------------------------------

ASSET BACKED -- 17.0%

American Express Credit Account
   Master Trust (Class A)
   2.85%    02/15/08 ........... $  910,000  $    910,140(i)
Centex Home Equity
   3.10%    06/25/34 ...........  1,414,025     1,416,080(i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
   2.85%    07/15/09 ...........  3,000,000     3,001,279(i)
GMAC Mortgage Corp. Loan
   Trust (Class A)
   2.93%    06/25/34 ...........    250,000       250,084(i)
Residential Asset Mortgage
   Products, Inc.
   2.96%    12/25/22 ...........    123,386       123,383(i)
Saxon Asset Securities Trust
   3.08%    05/25/35 ...........  2,925,378     2,926,853(i)
Sears Credit Account Master
   Trust (Class A)
   3.19%    11/17/09 ...........    500,000       501,217(i)
Structured Asset Securities Corp.
   3.05%    02/25/35 ...........  2,000,000     1,999,981(i)
                                               11,129,017

CORPORATE NOTES -- 0.9%

International Lease Finance Corp.
   3.96%    07/15/05 ...........    600,000       602,111(i)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.3%

Granite Master Issuer PLC
   3.13%    12/21/24 ...........  2,000,000     2,000,000(i)
Residential Accredit Loans, Inc.
   3.15%    03/25/34 ...........    401,919       402,324(i)
Crusade Global Trust (Class A)
   3.23%    09/18/34 ...........    426,457       427,560(i)
                                                2,829,884

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $14,553,255) ..........               14,561,012

TOTAL INVESTMENTS IN SECURITIES
   (COST $76,599,506) ..........               74,159,273

                                     NUMBER
                                  OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 15.5%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 9.1%

GEI Short Term Investment Fund
   2.70% .......................  5,912,914   $ 5,912,914(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 6.4%

GEI Short Term Investment Fund
   2.70% .......................  4,200,613     4,200,613(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $10,113,527) ..........               10,113,527

TOTAL INVESTMENTS
   (COST $86,713,033) ..........               84,272,800

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (28.9)% ..............              (18,904,996)
                                             ------------

NET ASSETS-- 100.0% ............              $65,367,804
                                              ===========


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Tax-Exempt Fund

Q&A

MICHAEL J. CAUFIELD IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT.
HE IS PORTFOLIO MANAGER OF THE GE TAX EXEMPT FUND AND HAS SERVED IN THAT CAPACITY SINCE OCTOBER 1, 2000. MR. CAUFIELD JOINED GE ASSET MANAGEMENT IN 1987 AS VICE PRESIDENT, MANAGER OF FIXED INCOME RESEARCH & ANALYSIS AND WAS PROMOTED TO SENIOR VICE PRESIDENT IN 1994. PRIOR TO JOINING GEAM, MIKE WAS VICE PRESIDENT AND DIRECTOR OF TAX EXEMPT UNIT INVESTMENT TRUST RESEARCH AT E.F. HUTTON & COMPANY FOR FIVE YEARS AND A CREDIT ANALYST AT MOODY'S INVESTOR SERVICE AND DUN & BRADSTREET FOR FIVE YEARS. MIKE RECEIVED HIS BACHELOR OF SCIENCE IN FINANCE FROM FORDHAM UNIVERSITY.

Q. HOW DID THE GE TAX-EXEMPT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Tax-Exempt Fund returned (0.57)% for Class A shares, (0.94)% for Class B shares, (0.94)% for Class C shares, and (0.41)% for Class Y shares. The Lipper Intermediate Municipal Debt Funds Index, comprised of 156 Bond Funds returned an average of (0.20)%. The Fund's benchmark, Lehman Brothers 10-year Municipal Index returned 0.15% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Against a backdrop of continued tightening of the Federal Reserve's short-term interest rate targets, economic expansion without core inflation, and accelerating energy price increases, the yield curve flattened with long-term rates in a relatively tight range and ended the first quarter of 2005 a few basis points from where they began it. The front end of the curve absorbed the brunt of the yield curve activity as yields rose between 58 basis points and 37 basis points in five and ten years, respectively. Heavy new issue supply was also a factor in the first quarter of 2005 as municipalities sold over $97 billion in debt. Approximately 47% of new issue debt fell in maturities inside of ten years, weakening liquidity and subsequently impacting prices. The Fund's concentration in that portion of the curve detracted from relative performance.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. The portfolio's move towards a neutral duration has been a key contributor to portfolio performance. While portfolio construction is driven by long-term focus and has provided some protection from rising rates, the range bound nature of the market over the last two quarters has delayed a higher interest rate scenario, contributing to the Fund's underperformance. The Fund's emphasis on tax-exempt income has limited its participation on a total return basis.

Q.  WHICH PARTICULAR SECTORS SIGNIFICANTLY CONTRIBUTED TO THE FUND'S
    PERFORMANCE?

A. Pre-refunded bonds, which comprise the income core of the portfolio, have historically provided strong income and low volatility to the Fund yet continue to limit portfolio total return. Curve placement in the Fund, was also a negative, as overweight to the 5-7 year sector, which backed-up significantly in the first quarter of 2005, was a key driver for returns. Lower rated credits in the Index have enhanced benchmark returns over the last six months as investors drove spreads tighter in search for higher yields. The high yield bond sector in the Index, buoyed by a significant recovery by

PICTURED TO THE LEFT:
MICHAEL J. CAUFIELD

GE Tax-Exempt Fund

Q&A

    tobacco debt, was the best performing sector in the Index.
    The Fund has avoided the Tobacco sector and while this sector greatly enhanced Index returns over the last year, longer-term results have been highly volatile. Revenue bonds continued to be a strong contributor to the Fund returns, specifically the Healthcare sector. Bond selection in this category, in which we carry 8% overweight relative to the Index, remained a positive contributor.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. Market underperformance can be attributed to the Fund's neutral duration profile and intermediate curve overweight as well as its high quality composition. While interest rates have backed-up in the last quarter the measured pace adopted by the Fed has kept the market range bound. As a result a large part of market returns have been generated by technical trading activity and not fundamentals. As a result, the Fund, positioned for a sustained period of higher rates failed to participate. Lower quality bonds continued to be the best performing sector and the Fund, with an average credit rating of AA, had little exposure to this highly volatile sector.

    Overall, the Fund has established a consistent long-term record, while maintaining its investment discipline. While the Fund's objective is to exceed market and peer performance benchmarks, we continue to emphasize the maximization of tax-exempt income, which is paramount in our investment process. Capital gains have been managed and no distributions of taxable income have been distributed to shareholders over the last two years. The Fund achieves above average income levels without the use of tobacco bonds, distressed airline debt, derivatives or bonds subject to the alternative minimum tax, which many peers utilize.

GE Tax-Exempt Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                             994.32                             4.37
     Class B                         1,000.00                             990.61                             8.10
     Class C                         1,000.00                             990.61                             8.10
     Class Y                         1,000.00                             995.88                             3.07
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.37                             4.40
     Class B                         1,000.00                           1,016.70                             8.16
     Class C                         1,000.00                           1,016.70                             8.16
     Class Y                         1,000.00                           1,021.64                             3.09
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.87% FOR CLASS A, 1.62% FOR CLASS B, 1.62% FOR CLASS C, AND 0.61% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
    FOLLOWS: (0.57)% FOR CLASS A SHARES, (0.94)% FOR CLASS B SHARES, (0.94)% FOR CLASS C SHARES, AND (0.41)% FOR CLASS Y SHARES.

GE Tax-Exempt Fund

QUALITY RATINGS
AS OF MARCH 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Moody's/S&P/          Percentage of
Fitch Rating*         Market Value
--------------------------------------------------------------------------------
Aaa/AAA                   78.91%
Aa/AA                      9.79%
A/A                        8.55%
Below A                    2.75%
--------------------------------------------------------------------------------
                         100.00%

 INVESTMENT PROFILE

 A mutual fund designed for investors who seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal securities.

LIPPER PERFORMANCE COMPARISON

Intermediate Municipal Debt
Peer Group

Based on average annual total returns for the periods ended 3/31/05

                   SIX        ONE        FIVE           TEN
                 MONTHS      YEAR        YEAR           YEAR
                --------    ------       -----         ------
Number of
Funds in
 peer group:      156         156          95           68
--------------------------------------------------------------------------------
Peer group
average annual
total return:    -0.20%     0.60%       5.17%        5.05%
--------------------------------------------------------------------------------
Lipper categories in peer group:
Intermediate Municipal Debt


 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                CLASS A SHARES++

[Line chart omitted -- plot points are as follows:]

                GE Tax-Exempt Fund          GE Tax-Exempt Fund w/load             LBMI
---------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                       9,575.00                   10,000.00
9/95                 10,370.87                       9,930.11                   10,625.31
9/96                 11,037.46                      10,568.37                   11,139.40
9/97                 11,895.77                      11,390.20                   12,198.75
9/98                 12,649.06                      12,111.48                   13,273.54
9/99                 12,415.77                      11,888.10                   13,213.01
9/00                 13,051.01                      12,496.35                   14,056.78
9/01                 14,391.66                      13,780.01                   15,462.81
9/02                 15,584.10                      14,921.78                   16,927.44
9/03                 16,135.26                      15,449.52                   17,564.68
9/04                 16,518.28                      15,816.26                   18,391.01
3/05                 16,424.48                      15,726.44                   18,419.20


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE        FIVE          TEN
                     MONTHS        YEAR        YEAR         YEAR
                    --------     --------    --------     --------
GE Tax-Exempt        -0.57%       -0.24%       5.48%        5.09%
GE Tax-Exempt
  W/LOAD             -4.79%       -4.48%       4.56%        4.63%
  MAXIMUM LOAD
   OF 4.25%
LBMI                  0.15%        1.82%       6.41%        6.30%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

                GE Tax-Exempt Fund                    LBMI
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 10,379.70                      10,625.31
9/96                 11,045.94                      11,139.40
9/97                 11,870.56                      12,198.75
9/98                 12,544.34                      13,273.54
9/99                 12,250.44                      13,213.01
9/00                 12,793.07                      14,056.78
9/01                 14,000.52                      15,462.81
9/02                 15,047.84                      16,927.44
9/03                 15,532.12                      17,564.68
9/04                 15,900.83                      18,391.01
3/05                 15,810.52                      18,419.20


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                      SIX          ONE         FIVE          TEN
                     MONTHS        YEAR        YEAR         YEAR
                    --------     --------     -------     --------
GE Tax-Exempt        -0.94%       -0.98%       4.71%        4.68%
LBMI                  0.15%        1.82%       6.41%        6.30%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

                GE Tax-Exempt Fund                    LBMI
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 10,095.47                      10,218.03
9/00                 10,442.62                      10,638.59
3/01                 11,067.99                      11,317.08
9/01                 11,428.66                      11,702.72
3/02                 11,295.05                      11,711.77
9/02                 12,271.08                      12,811.20
3/03                 12,360.50                      12,905.60
9/03                 12,611.47                      13,293.47
3/04                 12,820.01                      13,691.20
9/04                 12,825.16                      13,918.87
3/05                 12,704.68                      13,940.20


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                     SIX          ONE         FIVE         SINCE
                    MONTHS        YEAR        YEAR       INCEPTION
                   ---------    ---------   ---------   -----------
GE Tax-Exempt        -0.94%       -0.90%       4.70%        4.45%
LBMI                  0.15%        1.82%       6.41%        6.22%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

                GE Tax-Exempt Fund                    LBMI
--------------------------------------------------------------------------------
9/26/97              10,000.00                      10,000.00
9/97                 10,013.37                      10,000.00
3/98                 10,290.81                      10,364.83
9/98                 10,744.11                      10,881.06
3/99                 10,838.44                      11,014.62
9/99                 10,596.57                      10,831.44
3/00                 10,747.08                      11,067.60
9/00                 11,175.89                      11,523.13
3/01                 11,906.43                      12,258.03
9/01                 12,349.61                      12,675.73
3/02                 12,273.02                      12,685.53
9/02                 13,407.45                      13,876.37
3/03                 14,104.42                      13,978.63
9/03                 14,463.32                      14,398.75
3/04                 14,773.33                      14,829.54
9/04                 14,869.32                      15,076.14
3/05                 14,808.02                      15,099.25

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2005

                       SIX          ONE        FIVE         SINCE
                     MONTHS        YEAR        YEAR       INCEPTION
                    --------     --------    ---------   -----------
GE Tax-Exempt        -0.41%        0.23%        6.62%       5.36%
LBMI                  0.15%        1.82%        6.41%       5.64%

* MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE TAX-EXEMPT FUND

Schedule of Investments

                               GE TAX-EXEMPT FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $37,327
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Hospital                   16.2%
General Obligation         16.0%
Water & Sewer              12.8%
Transportation             12.0%
Lease/Other                12.0%
Electricity                 9.5%
Education                   8.2%
Short-Term                  6.9%
Sales Tax                   3.4%
Housing                     3.0%


                                  PRINCIPAL
                                     AMOUNT         VALUE

MUNICIPAL BONDS AND NOTES -- 91.9%
--------------------------------------------------------------------------------

ARIZONA -- 3.1%

Maricopa County Stadium District
   (AMBAC Insured)
   5.25%    06/01/12 ........... $  560,000  $    613,178(o)
   5.38%    06/01/16 ...........    500,000       543,905(o)
                                                1,157,083

ARKANSAS -- 1.0%

Arkansas Housing
   Development Agency
   8.38%    07/01/11 ...........    315,000       394,774(m)

CALIFORNIA -- 6.3%

City of San Diego
   8.88%    02/01/11 ...........    195,000       227,978(m)
Monrovia Unified School District
   (MBIA Insured)
   5.25%    08/01/21 ...........  1,000,000     1,112,470(o)
Sacramento Municipal
   Utility District
   6.80%    10/01/19 ...........     55,000        65,490(m)
   9.00%    04/01/13 ...........    795,000       976,037(m)
                                                2,381,975

COLORADO -- 1.3%

City of Colorado Springs CO
   8.50%    11/15/11 ...........     90,000       107,784(m)
Denver City & County CO
   7.00%    08/01/10 ...........    350,000       388,829(m)
                                                  496,613

                                  PRINCIPAL
                                     AMOUNT         VALUE

CONNECTICUT -- 5.2%

Connecticut State Health &
   Educational Facilities Authority
   7.00%    07/01/12 ........... $  520,000  $    584,865(m)
Connecticut State Health &
   Educational Facilities Authority
   (Series H) (MBIA Insured)
   5.50%    07/01/12 ...........    250,000       262,528(o)
New Haven (AMBAC Insured)
   5.38%    12/01/12 ...........  1,000,000     1,106,160(o)
                                                1,953,553

FLORIDA -- 4.3%

City of Gainesville
   8.13%    10/01/14 ...........    175,000       210,469(m)
Jacksonville Health
   Facilities Authority
   11.50%   10/01/12 ...........    200,000       299,584(m)
North Broward Hospital District
   5.25%    01/15/12 ...........    740,000       787,412
State of Florida
   10.00%   07/01/14 ...........    235,000       324,913(m)
                                                1,622,378

GEORGIA -- 3.6%

Clarke County Hospital Authority
   (MBIA Insured)
   9.88%    01/01/06 ...........     25,000        26,257(m,o)
Columbus Medical Center
   Hospital Authority
   7.75%    07/01/10 ...........    245,000       275,098(m)
Metropolitan Atlanta Rapid
   Transit Authority
   7.00%    07/01/11 ...........    435,000       505,405(m)
Private Colleges & Universities
   Authority (Series A)
   6.00%    06/01/11 ...........    500,000       556,305
                                                1,363,065

HAWAII -- 1.5%

State of Hawaii (FSA Insured)
   5.75%    02/01/14 ...........    500,000       569,010(o)

IDAHO -- 1.9%

Idaho Falls ID
   10.38%   04/01/13 ...........    640,000       728,282(n)

ILLINOIS -- 2.7%

Chicago Metropolitan Water
   Reclamation District-Greater
   Chicago (Series D)
   5.00%    12/01/10 ...........    500,000       538,810


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE TAX-EXEMPT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Illinois Educational
   Facilities Authority
   5.00%    11/01/08 ...........   $450,000  $    470,759
 ...............................                1,009,569

INDIANA -- 4.0%

Indiana Toll Road Commission
   9.00%    01/01/15 ...........    580,000       775,263(m)
Purdue University (Series P)
   5.25%    07/01/11 ...........    200,000       218,018
Richland-Bean Blossom School
   Building Corp. (FGIC Insured)
   5.00%    07/15/11 ...........    500,000       539,640(m,o)
 ...............................                1,532,921

IOWA -- 2.3%

Muscatine IA
   9.70%    01/01/13 ...........    695,000       872,663(m)

MAINE -- 1.5%

University of Maine (FSA Insured)
   5.38%    03/01/12 ...........    500,000       552,255(o)

MARYLAND -- 1.5%

County of Prince Georges MD
   (FSA Insured)
   5.50%    05/15/12 ...........    500,000       559,130(o)

MASSACHUSETTS -- 2.4%

Commonwealth of Massachusetts
   (Series A) (FSA Insured)
   5.25%    12/15/12 ...........    500,000       550,430(o)
Massachusetts State Port Authority
   13.00%   07/01/13 ...........    255,000       360,527(m)
                                                  910,957

MICHIGAN -- 5.5%

Michigan State Hospital
   Finance Authority
   9.00%    05/01/08 ...........    610,000       668,517(m)
University of Michigan
   5.25%    12/01/12 ...........    545,000       591,745
Wayne County MI (Series A)
   5.25%    10/01/12 ...........    750,000       802,987
                                                2,063,249

MINNESOTA -- 0.3%

Western Minnesota Municipal
   Power Agency
   6.63%    01/01/16 ...........    100,000       117,367(m)

                                  PRINCIPAL
                                     AMOUNT         VALUE

MISSISSIPPI -- 1.5%

State of Mississippi
   5.50%    09/01/14 ...........   $500,000    $  563,285

NEW JERSEY -- 5.3%

Atlantic County Improvement
   Authority (MBIA Insured)
   7.40%    07/01/16 ...........    175,000       217,782(m,o)
Atlantic County Improvement
   Authority (Series A)
   (AMBAC Insured)
   7.40%    03/01/12 ...........    325,000       377,247(m,o)
New Jersey State Transit Corp.
   (AMBAC Insured)
   5.50%    09/15/11 ...........    500,000       551,980(o)
New Jersey State Turnpike
   Authority (AMBAC Insured)
   6.50%    01/01/16 ...........     55,000        65,006(o)
   6.50%    01/01/16 ...........    195,000       230,605(m,o)
New Jersey Transportation Trust
   Fund Authority (Series C)
   (FSA Insured)
   5.75%    12/15/12 ...........    500,000       563,465(o)
                                                2,006,085

NEW YORK -- 7.2%

Erie County Water Authority
   (Series A) (AMBAC Insured)
   6.00%    12/01/08 ...........    400,000       425,716(m,o)
New York State Dormitory Authority
   5.20%    02/15/16 ...........    200,000       207,708
   7.38%    07/01/16 ...........    685,000       824,343(m)
   7.50%    05/15/11 ...........    110,000       124,545
New York State Dormitory
   Authority (Series B)
   5.38%    07/01/18 ...........    500,000       544,670
   7.50%    05/15/11 ...........     55,000        64,721(n)
New York State Thruway
   Authority (Series A)
   5.25%    03/15/10 ...........    500,000       542,445
                                                2,734,148

NORTH CAROLINA -- 2.6%

North Carolina Municipal Power
   Agency No 1 Catawba
   10.50%   01/01/10 ...........    375,000       448,301(m)
University of North Carolina
   5.00%    12/01/15 ...........    500,000       540,090
                                                  988,391

OHIO -- 4.2%

County of Hamilton OH
   7.00%    01/01/12 ...........    620,000       628,196


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE TAX-EXEMPT FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Ohio State Water Development
   Authority (Series I)
   (AMBAC Insured)
   7.00%    12/01/09 ........... $  385,000    $  420,859(m,o)
Steubenville OH
   5.75%    10/01/11 ...........    500,000       542,690
                                                1,591,745

PENNSYLVANIA -- 8.7%

Allegheny County Hospital
   Development Authority
   7.38%    07/01/12 ...........    455,000       520,616(m)
City of Philadelphia (MBIA Insured)
   6.25%    08/01/12 ...........    250,000       289,332(o)
City of Philadelphia (Series B)
   (MBIA Insured)
   7.00%    05/15/20 ...........    415,000       504,192(m,o)
Commonwealth of Pennsylvania
   5.25%    02/01/10 ...........    545,000       591,232
Delaware River Port
   Authority PA & NJ
   6.50%    01/15/11 ...........    210,000       232,779(m)
Philadelphia Hospitals & Higher
   Education Facilities Authority
   6.00%    06/01/23 ...........    165,000       165,907(m)
Pittsburgh Urban Redevelopment
   Authority (FGIC Insured)
   7.25%    09/01/14 ...........    830,000       973,283(m,o)
                                                3,277,341

PUERTO RICO -- 1.3%

Puerto Rico Aqueduct &
   Sewer Authority
   10.25%   07/01/09 ...........    425,000       499,511(m)

SOUTH CAROLINA -- 2.8%

Berkeley County School District
   5.25%    12/01/16 ...........    500,000       527,735
Grand Strand Water & Sewer
   Authority (FSA Insured)
   5.38%    06/01/13 ...........    500,000       548,975(o)
                                                1,076,710

TEXAS -- 1.5%

City of Houston TX (Series B)
   (AMBAC Insured)
   5.75%    12/01/14 ...........    500,000       565,785(n,o)

UTAH -- 2.8%

Metropolitan Water District of
   Salt Lake & Sandy (Series A)
   (AMBAC Insured)
   5.00%    07/01/21 ...........  1,000,000     1,051,540(o)

                                  PRINCIPAL
                                     AMOUNT         VALUE

VIRGINIA -- 0.9%

Virginia Housing Development
   Authority (Series D)
   4.45%    07/01/11 ...........   $320,000  $    335,197

WISCONSIN -- 4.7%

City of Milwaukee WI (Series W)
   (FSA Insured)
   5.25%    03/15/14 ...........    575,000       626,670(o)
State of Wisconsin (Series A)
   6.60%    07/01/11 ...........    525,000       604,285(m)
Wisconsin State Health &
   Educational Facilities Authority
   5.50%    08/15/14 ...........    500,000       538,505
                                                1,769,460

TOTAL INVESTMENTS IN SECURITIES
   (COST $33,669,183) ..........               34,744,042

                                    NUMBER
                                  OF SHARES         VALUE

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.8%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.9%

GEI Short Term Investment Fund
   2.70% .......................  1,863,160     1,863,160(d,l)

                                  PRINCIPAL
                                     AMOUNT
-------------------------------------------
COMMERCIAL PAPER -- 1.9%

Harwood Street Funding
   2.87%    04/01/05 ...........   $720,000       720,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,583,160) ...........                2,583,160

TOTAL INVESTMENTS
   (COST $36,252,343) ..........               37,327,202

OTHER ASSETS AND LIABILITIES,
   NET -- 1.3% .................                  484,328
                                              -----------

NET ASSETS -- 100.0% ...........              $37,811,530
                                              ===========


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Fixed Income Fund

PAUL M. COLONNA HAS BEEN THE PORTFOLIO MANAGER OF THE GE FIXED INCOME FUND SINCE JANUARY 2005 AND HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE 2000. HE LEADS A TEAM THAT MANAGES THE OVERALL FIXED INCOME INVESTMENTS FOR GE ASSET MANAGEMENT, WHICH INCLUDES BILL HEALEY AND MARK DELANEY. SEE PAGE 38 FOR PAUL'S BIOGRAPHICAL INFORMATION.

BILL HEALEY HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE 1996. SEE PAGE 54 FOR BILL'S BIOGRAPHICAL INFORMATION.

MARK DELANEY IS A VICE PRESIDENT FOR GEASSET MANAGEMENT. HE HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE JOINING GE ASSET MANAGEMENT IN 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. DELANEY WAS THE ASSISTANT INVESTMENT OFFICER FOR FIXED INCOME AT PERS OF OHIO. MARK ALSO WAS A SENIOR FIXED INCOME PORTFOLIO MANAGER WITH CRITERION INVESTMENT MANAGEMENT COMPANY AND SMITH GRAHAM AND CO.

Q. HOW DID THE GE FIXED INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Fixed Income Fund returned 0.00% for Class A shares, (0.37)% for Class B shares, (0.37)% for Class C shares, and 0.12% for Class Y shares. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned 0.47% and the Fund's Lipper peer group of 470 Intermediate Investment Grade Debt Funds returned an average of 0.39% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. Interest rates rose across most of the maturity spectrum resulting in price declines for most fixed income assets. The income portion of total bond returns, however, lifted the total return for the broad market into moderately positive territory. The Federal Reserve methodically raised its Fed Funds target 100 basis points (bps) during the period in 25 bps increments at each of its four scheduled meetings between October 2004 and March 2005. This policy action pushed the

PICTURED BY ROW FROM LEFT TO RIGHT:
PAUL M. COLONNA, MARK DELANEY
AND BILL HEALEY.

Q&A

    yield on the U.S. Treasury 2-year note up 117 bps to 3.78%. The U.S. Treasury 10-year note yield began the period at roughly 4.2% then traded in a range between 3.97% and 4.4%, until breaking out to higher levels upon investor reaction to comments from the Fed chairman regarding longer bond yields and language from the FOMC citing inflationary pressures. The 10-year yield peaked at 4.65% before slipping back to end March at 4.48%. The 30-year Treasury bond yield fell 14 bps to 4.76%. Of the major fixed income sectors, mortgage-backed securities performed the best, 1.14% return, followed by the government-related sector, 0.24% return. Commercial MBS lagged with (0.22)% return. In general, lower quality underperformed higher quality.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Fund performance for the period benefited from security selection. Although MBS performance lagged in December, it rebounded over the last three months. Investment grade corporate security holdings also performed well despite the emphasis in lower quality. The Fund's exposure in Treasury inflation-indexed securities and yield curve positioning added relative return as well. The Fund's exposure to high yield and emerging markets caused a drag on performance in March, due to spread widening in those two sectors.

GE Fixed Income Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

OCTOBER 1, 2004 - MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,000.00                             3.99
     Class B                         1,000.00                             996.26                             7.74
     Class C                         1,000.00                             996.30                             7.76
     Class Y                         1,000.00                           1,001.23                             2.74
---------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
---------------------------------------------------------------------------------------------------------------------------
     Class A                         1,000.00                           1,020.74                             4.01
     Class B                         1,000.00                           1,017.07                             7.78
     Class C                         1,000.00                           1,017.05                             7.80
     Class Y                         1,000.00                           1,021.96                             2.76
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.80% FOR CLASS A, 1.55% FOR CLASS B, 1.55% FOR CLASS C, AND 0.55% FOR CLASS Y, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WERE AS
    FOLLOWS: 0.00% FOR CLASS A SHARES, (0.37)% FOR CLASS B SHARES, (0.37)% FOR CLASS C SHARES, AND 0.12% FOR CLASS Y SHARES.

GE Fixed Income Fund

QUALITY RATINGS
AS OF MARCH 31, 2005
as a % of Market Value
--------------------------------------------------------------------------------
Moody's/S&P/            Percentage of
Fitch Rating *          Market Value
--------------------------------------------------------------------------------
Aaa/AAA                    74.59%
Aa/AA                       3.92%
A/A                         6.45%
Baa/BBB                    10.16%
Ba/BB and lower             4.86%
NR/Other                    0.02%
--------------------------------------------------------------------------------
                          100.00%

INVESTMENT PROFILE

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

LIPPER PERFORMANCE COMPARISON

Intermediate Investment Grade Debt
Peer Group

Based on average annual total returns for the periods ended 3/31/05

                      SIX           ONE         FIVE          TEN
                     MONTHS         YEAR        YEAR         YEAR
                    ---------     --------     --------     --------
Number of
Funds in
peer group:           470          459          267          136
--------------------------------------------------------------------------------
Peer group
average annual
total return:        0.39%        0.81%        6.38%        6.34%
--------------------------------------------------------------------------------
Lipper categories in peer group:
Intermediate Investment Grade Debt

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES+

[Line chart omitted -- plot points are as follows:]

               GE Fixed Income Fund        GE Fixed Income Fund w/load        LB Aggregate
---------------------------------------------------------------------------------------------------------------------------
3/95                 10,000.00                       9,575.00                   10,000.00
9/95                 10,765.14                      10,307.62                   10,817.56
9/96                 11,206.17                      10,729.91                   11,347.57
9/97                 12,264.74                      11,743.49                   12,449.95
9/98                 13,498.25                      12,924.57                   13,882.94
9/99                 13,336.29                      12,769.50                   13,832.13
9/00                 14,127.94                      13,527.50                   14,799.07
9/01                 15,839.58                      15,166.40                   16,715.98
9/02                 17,046.92                      16,322.42                   18,152.96
9/03                 17,827.24                      17,069.58                   19,134.99
9/04                 18,359.93                      17,579.63                   19,838.78
3/05                 18,359.80                      17,579.51                   19,932.00


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2005

                     SIX          ONE        FIVE          TEN
                    MONTHS        YEAR        YEAR         YEAR
                   --------     --------    ---------     -------
GE Fixed Income      0.00%        0.19%        6.26%       6.26%
GE Fixed Income
  W/LOAD            -4.25%       -4.07%        5.34%       5.80%
  MAXIMUM LOAD
   OF 4.25%
LB Aggregate         0.47%        1.15%        7.14%       7.14%

                                 CLASS B SHARES

[Line chart omitted -- plot points are as follows:]

               GE Fixed Income Fund               LB Aggregate
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 10,725.85                      10,817.56
9/96                 11,091.53                      11,347.57
9/97                 12,050.30                      12,449.95
9/98                 13,163.63                      13,882.94
9/99                 12,920.38                      13,832.13
9/00                 13,585.42                      14,799.07
9/01                 15,182.35                      16,715.98
9/02                 16,339.58                      18,152.96
9/03                 17,087.52                      19,134.99
9/04                 17,598.11                      19,838.78
3/05                 17,597.99                      19,932.00


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2005

                     SIX          ONE         FIVE          TEN
                    MONTHS        YEAR        YEAR         YEAR
                   --------     --------    --------     --------
GE Fixed Income     -0.37%       -0.56%       5.44%        5.80%
LB Aggregate         0.47%        1.15%       7.14%        7.14%

                                 CLASS C SHARES

[Line chart omitted -- plot points are as follows:]

               GE Fixed Income Fund               LB Aggregate
--------------------------------------------------------------------------------
9/30/99              10,000.00                      10,000.00
3/00                 10,126.79                      10,208.16
9/00                 10,514.93                      10,699.05
3/01                 11,214.34                      11,487.32
9/01                 11,700.73                      12,084.89
3/02                 11,610.47                      12,101.67
9/02                 12,498.80                      13,123.76
3/03                 12,783.53                      13,515.85
9/03                 12,971.71                      13,833.73
3/04                 13,284.87                      14,246.39
9/04                 13,259.54                      14,342.54
3/05                 13,210.39                      14,409.93


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2005

                     SIX          ONE        FIVE         SINCE
                    MONTHS        YEAR        YEAR       INCEPTION
                   --------     --------    --------    -----------
GE Fixed Income     -0.37%       -0.56%       5.46%        5.19%
LB Aggregate         0.47%        1.15%       7.14%        6.86%

                                 CLASS Y SHARES

[Line chart omitted -- plot points are as follows:]

               GE Fixed Income Fund               LB Aggregate
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 10,778.76                      10,817.56
9/96                 11,244.62                      11,347.57
9/97                 12,339.41                      12,449.95
9/98                 13,614.51                      13,882.94
9/99                 13,495.44                      13,832.13
9/00                 14,320.15                      14,799.07
9/01                 16,108.95                      16,715.98
9/02                 17,366.82                      18,152.96
9/03                 18,207.23                      19,134.99
9/04                 18,798.03                      19,838.78
3/05                 18,821.01                      19,932.00

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2005

                     SIX          ONE         FIVE          TEN
                    MONTHS        YEAR        YEAR         YEAR
                   --------      -------    --------     --------
GE Fixed Income      0.12%        0.44%       6.51%        6.53%
LB Aggregate         0.47%        1.15%       7.14%        7.14%


AN INVESTMENT IN THE GE FIXED INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

* MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                              GE FIXED INCOME FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $293,847
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Mortgage Backed             34.4%
Corporate Notes             23.4%
Asset Backed & Others       22.9%
U.S. Treasuries             12.7%
Federal Agencies             6.6%


                                  PRINCIPAL
                                     AMOUNT         VALUE

BONDS AND NOTES -- 107.2%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 15.9%

U.S. Treasury Bonds
   5.38%    02/15/31 ........... $4,000,000  $  4,362,480(j)
   7.13%    02/15/23 ...........  1,015,000     1,286,695(h)
   7.25%    05/15/16 ...........  2,875,000     3,526,733(h)
   8.13%    08/15/19 - 08/15/21   3,760,000     5,105,999(h)
U.S. Treasury Inflation
   Indexed Bonds
   2.00%    01/15/14 ...........  3,070,200     3,142,165(h,p)
   2.38%    01/15/25 ...........    617,088       663,802(p)
   3.88%    04/15/29 ...........    440,777       606,412(p)
   4.53%    04/15/10 ...........  1,726,250     1,689,032(d,j,p)
U.S. Treasury Notes
   2.88%    11/30/06 ...........  1,905,000     1,879,035(j)
   3.13%    05/15/07 ...........  6,125,000     6,038,454(j)
   3.38%    02/15/08 - 09/15/09   2,765,000     2,717,446(j)
   3.50%    12/15/09 - 02/15/10   2,045,000     1,986,166(j)
   3.75%    03/31/07 ...........  2,000,000     1,998,359
   3.88%    05/15/09 ...........    875,000       867,799(j)
   4.00%    02/15/15 ...........  1,460,000     1,402,972(j)
   4.25%    11/15/13 ...........    155,000       152,625
                                               37,426,174

FEDERAL AGENCIES -- 8.2%

Federal Farm Credit Bank
   3.75%    01/15/09 ...........  1,200,000     1,177,722(j)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Federal Home Loan Bank
   2.38%    02/15/06 ........... $4,970,000 $   4,915,444(h)
   2.63%    10/16/06 ...........  2,525,000     2,477,591(j)
   3.75%    08/18/09 ...........    200,000       195,288(j)
Federal Home Loan
   Mortgage Corp.
   3.00%    09/29/06 ...........  2,540,000     2,504,633
   3.63%    09/15/08 ...........  2,825,000     2,766,528(j)
   4.50%    01/15/14 ...........  1,495,000     1,463,195(j)
   4.63%    07/18/07 ...........    745,000       748,008(h)
   4.75%    12/08/10 ...........  1,515,000     1,507,676(h)
   6.75%    03/15/31 ...........  1,205,000     1,469,039(h)
                                               19,225,124

AGENCY MORTGAGE BACKED -- 26.2%

Federal Home Loan
   Mortgage Corp.
   4.50%    06/01/33 - 02/01/35     595,338       565,710
   5.00%    04/01/13 ...........    551,457       552,463
   6.00%    04/01/17 - 12/01/34   1,427,727     1,462,894
   6.50%    01/01/27 - 12/01/34   1,301,097     1,350,418
   7.00%    10/01/16 - 12/01/34     329,064       346,422
   7.50%    01/01/08 - 09/01/33     264,131       279,263
   8.00%    11/01/30 ...........     53,987        58,173
   8.50%    04/01/30 - 05/01/30      92,003        99,531
   9.00%    12/01/16 ...........     32,264        35,033
   9.50%    04/01/21 ...........      3,152         3,469(h)
Federal National
   Mortgage Assoc.
   4.00%    05/01/19 - 06/01/19     648,175       621,224
   4.50%    05/01/18 - 04/01/34   2,818,446     2,722,174
   5.00%    11/01/32 - 10/01/34     782,186       767,690
   5.50%    03/01/14 - 08/01/33   1,225,425     1,243,219
   6.00%    09/01/14 - 02/01/35   5,627,859     5,764,178
   6.50%    06/01/17 - 02/01/35   7,266,997     7,546,455
   7.00%    08/01/13 - 10/01/34   2,338,476     2,462,316
   7.50%    12/01/09 - 03/01/34     987,414     1,053,965
   8.00%    12/01/12 - 11/01/33     475,108       510,930
   8.50%    05/01/31 ...........     17,265        18,676
   9.00%    06/01/09 - 12/01/22    367,9833        90,117
   4.50%    TBA ................  2,725,000     2,663,688(c)
   5.00%    TBA ................ 18,740,000    18,564,131(c)
   5.50%    TBA ................  6,795,000     6,785,439(c)
   6.00%    TBA ................  2,325,000     2,375,859(c)
Government National
   Mortgage Assoc.
   4.50%    08/15/33 - 09/15/34   1,318,516     1,263,987
   6.00%    04/15/33 - 04/15/34     424,630       436,229
   6.50%    04/15/19 - 08/15/34     970,153     1,013,418
   7.00%    03/15/12 - 06/15/34     294,574       309,354
   7.50%    01/15/23 - 10/15/33     241,987       259,915
   8.00%    12/15/29 - 02/15/30       8,004         8,639
   9.00%    11/15/16 - 12/15/21     210,216       231,976
                                               61,766,955

See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

 AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.6%

Collateralized Mortgage
   Obligation Trust (Class B)
   4.06%    11/01/18 ........... $   14,417 $      12,541(d,f)
Federal Home Loan Mortgage Corp.
   3.84%    10/15/18 ...........    994,233        82,956(g,i)
   4.34%    12/15/30 ...........  2,610,653       171,324(g,i)
   4.50%    04/15/13 - 03/15/19   1,976,341       239,007(g)
   4.50%    11/15/19 ...........    300,000       280,406
   5.00%    01/15/11 - 12/01/34   8,331,498     1,264,920(g)
   5.00%    02/15/34 - 11/15/34   2,845,000     2,695,183
   5.48%    10/15/33 ...........    340,000       253,265(i)
   5.50%    04/15/17 - 06/15/33   1,213,980       236,075(g)
   6.25%    01/15/23 ...........      8,912         8,946
   6.77%    12/15/33 ...........    205,000       166,557(i)
   7.50%    01/15/16 ...........    115,870       121,700
   7.50%    07/15/27 ...........      7,314         1,324(g)
   8.00%    04/15/20 ...........      4,921         4,934
   9.70%    06/15/33 ...........    746,172       743,650(i)
   15.97%   09/25/43 ...........  4,611,122        44,670(d,g,i)
Federal Home Loan Mortgage
   Corp. STRIPS
   8.00%    02/01/23 - 07/01/24      28,533         6,068(g)
Federal Home Loan
   Mortgage STRIPS
   4.96%    08/01/27 ...........      6,548         5,621(d,f)
Federal National Mortgage Assoc.
   1.16%    12/25/42 ...........  1,216,776        34,222(g,i)
   2.22%    06/25/43 ...........  4,383,873       205,494(g,i)
   4.00%    08/25/17 - 02/25/28   1,183,057     1,158,777
   4.15%    10/25/29 ...........    919,414        80,161(g,i)
   4.25%    12/25/30 ...........  1,167,125        77,687(g,i)
   4.50%    05/25/18 ...........    370,376        45,603(g)
   4.50%    12/25/19 ...........    225,000       208,660
   4.75%    11/25/14 ...........    237,356        22,148(g)
   4.75%    09/25/42 ...........  2,814,295       222,505(g,i)
   4.80%    04/25/17 - 10/25/17   1,983,273       180,721(g,i)
   4.85%    08/25/16 ...........    669,961        48,143(g,i)
   5.00%    02/25/11 - 02/25/32     795,754        71,316(g)
   5.00%    01/15/35 ...........    300,000       286,125
   5.25%    06/25/42 ...........    974,175        85,240(g,i)
   5.50%    01/25/27 ...........    609,042        84,505(g)
   5.50%    07/25/34 ...........    498,329       508,970
   6.00%    12/25/34 ...........    325,000       339,930
   7.50%    07/25/41 ...........    122,679       130,078
   8.00%    07/25/14 ...........    409,296       425,412
   8.50%    09/25/31 ...........    589,640       555,389(i)
   9.63%    05/25/17 ...........     38,227        38,821(i)
   13.65%   04/25/32 ...........    174,534       188,129(i)
Federal National Mortgage
   Assoc. (Class S)
   4.25%    02/25/31 ...........    926,264        72,075(g,i)

                                   PRINCIPAL
                                    AMOUNT         VALUE

Federal National Mortgage
   Assoc. REMIC
   4.50%    11/25/13 ........... $1,356,568 $      77,974(g)
   5.00%    10/25/22 ...........    353,382        61,179(g)
   5.50%    08/25/33 ...........  1,237,669       313,672(g)
   10.34%   03/25/31 ...........    926,915       934,998(i)
Federal National Mortgage Assoc.
   REMIC (Class B)
   6.03%    12/25/22 ...........     10,157         8,051(d,f)
Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91%  03/25/22 ..........         29           433(g)
Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00%  05/25/22 ..........         48         1,227(g)
Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 ...........    103,847        23,593(g)
   8.00%    08/01/23 - 07/01/24      60,022        12,872(g)
   8.50%    03/01/17 - 07/25/22      32,622         6,069(g)
   9.00%    05/25/22 ...........     10,363         2,214(g)
Government National
   Mortgage Assoc.
   5.00%    02/16/34 ...........    335,000       318,041
Vendee Mortgage Trust
   12.25%   05/15/33 ...........  2,804,027        99,017(d,g,i)
                                               13,268,598

ASSET BACKED -- 11.1%

Accredited Mortgage Loan
   Trust (Class A)
   3.15%    07/25/34 ...........    818,522       818,514(i)
American Express Credit Account
   Master Trust (Class A)
   1.69%    01/15/09 ...........    247,000       240,729
   2.93%    12/15/08 ...........    500,000       500,604(i)
Bank One Issuance Trust
   3.59%    05/17/10 ...........    115,000       113,297
   3.76%    08/15/08 ...........    366,000       366,176
Bank One Issuance Trust (Class A)
   2.92%    12/15/10 ...........  1,000,000     1,002,336(i)
Bear Stearns Asset Backed
   Securities, Inc. (Class A)
   3.22%    01/25/34 ...........    301,927       303,222(i)
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09 ...........    251,000       247,258
Capital Auto Receivables Asset
   Trust (Class A)
   2.90%    04/17/06 ...........     35,810        35,812(i)
Capital Auto Receivables Asset
   Trust (Class B)
   3.92%    11/16/09 ...........    354,000       347,377


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Capital One Master Trust (Class C)
   6.70%    06/15/11 ........... $  378,000 $     395,365(b)
Capital One Prime Auto
   Receivables Trust (Class A)
   2.89%    09/17/07 ...........    368,065       368,209(i)
Centex Home Equity
   3.10%    06/25/34 ...........    282,805       283,216(i)
Chase Credit Card Master
   Trust (Class A)
   2.92%    07/15/10 ...........  1,780,000     1,784,053(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   3.10%    03/25/32 ...........    114,732       115,167(i)
   5.75%    05/25/32 ...........     45,000        44,255
Citibank Credit Card Issuance
   Trust
   2.89%    02/07/08 ...........  1,200,000     1,200,894(i)
   3.05%    12/17/07 ...........    800,000       800,279(i)
   3.25%    03/07/08 ...........    613,000       614,648(i)
   4.45%    04/07/10 ...........    316,000       314,174
   6.65%    05/15/08 ...........     80,000        82,202
CNH Equipment Trust (Class A)
   2.97%    12/15/10 ...........  1,000,000     1,000,000(b,i)
Countrywide Asset-Backed
   Certificates
   2.95%    11/25/23 ...........    246,427       246,449(i)
Countrywide Asset-Backed
   Certificates (Class A)
   3.12%    05/25/36 ...........    500,000       500,937(i)
   3.13%    08/25/32 ...........     67,297        67,350(i)
Daimler Chrysler Auto Trust
   (Class B)
   2.85%    08/08/10 ...........     97,000        93,744
Discover Card Master Trust I
   (Class A)
   2.99%    11/15/07 ...........  1,500,000     1,500,330(i)
Federal National Mortgage Assoc.
   3.95%    12/26/31 ...........    400,000       398,506
First Franklin Mtg Loan Asset
   Backed Certificates
   3.13%    01/25/35 ...........    500,000       501,718(i)
Fleet Credit Card Master Trust II
   (Class A)
   5.60%    12/15/08 ...........    500,000       509,190
Fleet Home Equity Loan Trust
   (Class A)
   3.10%    01/20/33 ...........    640,732       641,392(i)
Ford Credit Auto Owner Trust
   (Class B)
   3.88%    01/15/10 ...........    202,000       199,014
   4.79%    11/15/06 ...........    307,000       308,430
Household Automotive Trust
   (Class A)
   3.13%    07/17/09 ...........    500,000       501,139(i)
   3.17%    05/18/09 ...........  4,000,000     4,012,454(i)

                                  PRINCIPAL
                                     AMOUNT         VALUE

MBNA Credit Card Master Note
   Trust (Class C)
   4.05%    01/15/08 ........... $  165,000   $   165,421
Merrill Lynch Home Equity Loan
   3.03%    09/25/27 ...........     27,804        27,805(i)
Mid-State Trust
   7.54%    07/01/35 ...........     27,873        29,372
Peco Energy Transition Trust
   6.52%    12/31/10 ...........    250,000       271,255
Residential Asset Mortgage
   Products, Inc.
   3.09%    03/25/34 ...........    198,782       198,879(i)
Residential Asset Mortgage
   Products, Inc. (Class A)
   3.13%    06/25/32 ...........    223,524       223,792(i)
Residential Asset Securities Corp.
   3.10%    07/25/32 ...........     92,301        92,492(i)
Residential Asset Securities
   Corp. (Class A)
   3.14%    06/25/33 ...........    475,059       475,756(i)
   3.22%    01/25/33 ...........    305,116       306,060(i)
   4.16%    07/25/30 ...........    212,000       210,122(i)
Saxon Asset Securities Trust
   (Class A)
   3.25%    12/25/32 ...........    122,369       122,499(i)
Sears Credit Account Master
   Trust (Class A)
   2.94%    08/18/09 ...........  3,000,000     3,001,409(i)
Wachovia Asset Securitization,
   Inc. (Class A)
   3.07%    06/25/34 ...........    409,640       410,024(i)
Wells Fargo Home Equity Trust
   3.97%    09/25/24 ...........    138,000       135,874(i)
                                               26,129,200

CORPORATE NOTES -- 28.8%

Abbey National PLC
   7.95%    10/26/29 ...........    325,000       415,287
Ainsworth Lumber Co. Ltd.
   6.75%    03/15/14 ...........    595,000       557,812
Alberta Energy Co. Ltd.
   7.38%    11/01/31 ...........    105,000       125,458
Allegiance Corp.
   7.00%    10/15/26 ...........    200,000       218,115
Allied Waste North America
   7.25%    03/15/15 ...........    650,000       617,500(b)
Allstate Financial Global Funding
   5.25%    02/01/07 ...........    360,000       366,404(b)
Allstate Life Global Funding Trusts
   3.85%    01/25/08 ...........    305,000       300,130
Alltel Corp.
   4.66%    05/17/07 ...........    405,000       407,462
Ameren Corp.
   4.26%    05/15/07 ...........    285,000       284,094


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

America Movil S.A. de C.V.
   5.75%    01/15/15 ...........   $260,000 $     251,304
   6.38%    03/01/35 ...........    300,000       271,027
American Electric Power Co., Inc.
   (Series D)
   5.25%    06/01/15 ...........    250,000       246,240
American Greetings
   6.10%    08/01/28 ...........    105,000       109,463
Appalachian Power Co. (Series G)
   3.60%    05/15/08 ...........    165,000       160,117
Argentine Beverages
   Financial Trust
   7.38%    03/22/12 ...........    150,000       146,250(b)
Assurant, Inc.
   6.75%    02/15/34 ...........    215,000       233,484
AT&T Wireless Services, Inc.
   7.35%    03/01/06 ...........    185,000       190,798
   8.75%    03/01/31 ...........    370,000       487,833
Banco Santander Chile
   5.38%    12/09/14 ...........    275,000       272,505(b)
Bank of America Corp.
   3.88%    01/15/08 ...........    115,000       113,522
   7.40%    01/15/11 ...........    245,000       276,568
Bank One Corp.
   6.50%    02/01/06 ...........     15,000        15,330
Bavaria S.A.
   8.88%    11/01/10 ...........    210,000       227,850(b)
BB&T Corp.
   4.75%    10/01/12 ...........    110,000       108,004
BBVA Bancomer Capital Trust I
   10.50%   02/16/11 ...........    370,000       386,650(b)
BellSouth Corp.
   6.00%    11/15/34 ...........    325,000       324,002
Belo Corp.
   8.00%    11/01/08 ...........    245,000       268,232
Boeing Co.
   8.75%    08/15/21 ...........    180,000       242,313
British Aerospace Finance, Inc.
   7.50%    07/01/27 ...........    230,000       269,013(b)
British Telecommunications PLC
   8.38%    12/15/10 ...........    180,000       209,128
Burlington Northern
   Santa Fe Corp.
   8.13%    04/15/20 ...........    360,000       454,447
Campbell Soup Co.
   5.50%    03/15/07 ...........    225,000       230,031
Carolina Power & Light Co.
   5.15%    04/01/15 ...........    140,000       139,287
   6.13%    09/15/33 ...........    250,000       263,188
Case New Holland, Inc.
   6.00%    06/01/09 ...........    895,000       850,250(b)
Charter One Bank FSB
   6.38%    05/15/12 ...........    195,000       210,360

                                  PRINCIPAL
                                     AMOUNT         VALUE

Citigroup Inc.
   5.85%    12/11/34 ...........   $475,000   $   483,724
Clear Channel
   Communications, Inc.
   4.63%    01/15/08 ...........    360,000       357,631
CNA Financial Corp.
   5.85%    12/15/14 ...........    430,000       427,020
CNF Inc.
   6.70%    05/01/34 ...........     50,000        53,617
Comcast Cable Communications
   Holdings, Inc.
   9.46%    11/15/22 ...........    300,000       408,062
ConAgra Foods, Inc.
   6.00%    09/15/06 ...........    350,000       359,123
Consolidated Natural Gas Co.
   5.38%    11/01/06 ...........    420,000       426,987
Consumers Energy Co.
   5.15%    02/15/17 ...........    210,000       203,739
Consumers Energy Co. (Series L)
   5.00%    02/15/12 ...........    230,000       227,151
Countrywide Home Loans, Inc.
   5.63%    05/15/07 ...........    190,000       194,291
COX Communications, Inc.
   5.45%    12/15/14 ...........    330,000       321,258(b)
CSX Transportation, Inc.
   9.75%    06/15/20 ...........    113,000       155,693
DBS Bank Ltd.
   5.00%    11/15/19 ...........    390,000       377,662(b)
Deutsche Telekom International
   Finance BV
   5.25%    07/22/13 ...........    325,000       325,982
Dominion Resources, Inc. (Series B)
   4.13%    02/15/08 ...........    535,000       529,236
Dominion Resources, Inc. (Series G)
   3.66%    11/15/06 ...........    535,000       530,821
Duke Capital LLC
   4.30%    05/18/06 ...........    235,000       235,353
   4.33%    11/16/06 ...........    410,000       410,276
   5.50%    03/01/14 ...........    205,000       205,081
   6.25%    02/15/13 ...........    235,000       246,985
Duke Energy Corp.
   4.50%    04/01/10 ...........    180,000       178,131
El Paso Production Holding Co.
   7.75%    06/01/13 - 07/15/08     755,000       772,929
Enterprise Products Operating LP
   4.00%    10/15/07 ...........    525,000       513,988
EOP Operating LP (REIT)
   7.75%    11/15/07 ...........    455,000       489,669
European Investment Bank
   4.63%    03/01/07 ...........     65,000        65,781
FirstEnergy Corp. (Series B)
   6.45%    11/15/11 ...........    670,000       706,880
Flextronics International Ltd.
   6.25%    11/15/14 ...........    890,000       845,500


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Ford Motor Co.
   7.45%    07/16/31 ........... $   10,000 $       9,034
Ford Motor Credit Co.
   5.63%    10/01/08 ...........    545,000       523,381
   5.80%    01/12/09 ...........    300,000       289,428
   6.50%    01/25/07 ...........     45,000        45,543
   7.38%    02/01/11 ...........    450,000       450,027
FPL Group Capital, Inc. (Series A)
   4.09%    02/16/07 ...........    300,000       299,263
General Mills, Inc.
   3.88%    11/30/07 ...........    295,000       291,005
   5.13%    02/15/07 ...........    205,000       208,242
General Motors Acceptance Corp.
   6.13%    09/15/06 ...........    585,000       580,189
   6.88%    09/15/11 ...........    565,000       510,442
   8.00%    11/01/31 ...........    153,000       132,946
General Motors Corp.
   8.38%    07/15/33 ...........     25,000        21,431
Georgia Power Co.
   4.88%    07/15/07 ...........    295,000       298,144
Georgia-Pacific Corp.
   8.13%    05/15/11 ...........    200,000       220,500
Goldman Sachs Group, Inc.
   5.25%    10/15/13 ...........    760,000       757,730
   6.60%    01/15/12 ...........    365,000       395,754
Goodrich Corp.
   7.10%    11/15/27 ...........    255,000       290,479
GTE Corp.
   6.94%    04/15/28 ...........    520,000       562,698
Halliburton Co.
   8.75%    02/15/21 ...........    155,000       203,378
Hertz Corp.
   6.35%    06/15/10 ...........    220,000       212,241
Household Finance Corp.
   6.38%    11/27/12 ...........    215,000       231,562
   6.50%    11/15/08 ...........    330,000       350,447
HSBC Bank USA NA
   3.88%    09/15/09 ...........    670,000       648,246
HSBC Capital Funding LP
   4.61%    12/29/49 ...........    410,000       389,464(b,i)
HSBC Capital Funding LP
   (Series 1)
   9.55%    12/31/49 ...........    355,000       428,218(b,i)
HSBC Finance Corp.
   6.75%    05/15/11 ...........    555,000       605,837
Huntington National Bank
   2.75%    10/16/06 ...........    300,000       293,899
Hydro Quebec
   8.25%    04/15/26 ...........     90,000       124,044
Intelsat Bermuda Ltd.
   8.63%    01/15/15 ...........    590,000       601,800(b)
International Business
   Machines Corp.
   3.80%    02/01/08 ...........    200,000       197,415

                                  PRINCIPAL
                                     AMOUNT         VALUE

iStar Financial Inc.
   6.00%    12/15/10 ...........   $345,000 $     351,517
   7.00%    03/15/08 ...........    290,000       307,273
Jersey Central Power & Light
   5.63%    05/01/16 ...........    175,000       179,070
John Hancock Funds
   6.50%    03/01/11 ...........    245,000       264,802(b)
JPMorgan Chase Capital XV
   (Series O)
   5.88%    03/15/35 ...........    300,000       289,713
Kerr-McGee Corp.
   5.88%    09/15/06 ...........    230,000       234,160
KeySpan Corp.
   5.80%    04/01/35                305,000       306,351
KFW International Finance
   4.75%    01/24/07 ...........      5,000         5,078
Kinder Morgan Energy
   Partners LP
   5.13%    11/15/14 ...........    255,000       248,031
Kinder Morgan, Inc.
   6.50%    09/01/12 ...........    230,000       246,826
Kraft Foods Inc.
   4.13%    11/12/09 ...........    670,000       651,707
Liberty Media Corp.
   5.70%    05/15/13 ...........    595,000       560,854
Lockheed Martin Corp.
   8.50%    12/01/29 ...........     55,000        73,972
Masco Corp.
   6.75%    03/15/06 ...........    365,000       374,052
May Department Stores Co.
   6.70%    07/15/34 ...........    260,000       268,065
Medco Health Solutions, Inc.
   7.25%    08/15/13 ...........    260,000       287,393
Meritage Homes Corp.
   6.25%    03/15/15 ...........    895,000       841,300(b)
MGM Mirage
   5.88%    02/27/14 ...........    925,000       872,969
Midamerican Energy Holdings Co.
   3.50%    05/15/08 ...........    350,000       336,667
Monumental Global Funding III
   (Series A)
   5.20%    01/30/07 ...........    125,000       127,038(b)
Morgan Stanley
   4.00%    01/15/10 ...........    770,000       741,277
   4.25%    05/15/10 ...........     55,000        53,442
Morgan Stanley Bank AG for
   OAO Gazprom
   9.63%    03/01/13 ...........    250,000       285,625(b)
Motorola, Inc.
   4.61%    11/16/07 ...........    380,000       380,991
Nationwide Mutual Insurance Co.
   7.88%    04/01/33 ...........    110,000       132,320(b)
Navistar International Corp.
   6.25%    03/01/12 ...........    925,000       878,750(b)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

NB Capital Trust IV
   8.25%    04/15/27 ...........   $220,000 $     240,628
News America, Inc.
   6.20%    12/15/34 ...........    260,000       257,079(b)
Nexstar Finance, Inc.
   7.00%    01/15/14 ...........    595,000       562,275(b)
Noble Energy, Inc.
   8.00%    04/01/27 ...........    270,000       338,903
Nordea Bank Sweden AB
   5.25%    11/30/12 ...........    230,000       235,129(b)
Norfolk Southern Corp.
   7.05%    05/01/37 ...........    400,000       463,179
Norfolk Southern Railway Co.
   9.75%    06/15/20 ...........    157,000       218,527
Northeast Utilities (Series B)
   3.30%    06/01/08 ...........    235,000       226,239
Northrop Grumman Corp.
   4.08%    11/16/06 ...........    315,000       314,593
NorthWestern Corp.
   5.88%    11/01/14 ...........    205,000       203,938(b)
Novelis Inc.
   7.25%    02/15/15 ...........    600,000       588,000(b)
Ocean Energy, Inc.
   4.38%    10/01/07 ...........     95,000        94,373
Ohio Power Co. (Series E)
   6.60%    02/15/33 ...........     95,000       105,267
Pacific Gas & Electric Co.
   6.05%    03/01/34 ...........    180,000       184,175
PanAmSat Corp.
   9.00%    08/15/14 ...........    595,000       627,725
Pemex Finance Ltd.
   9.03%    02/15/11 ...........    260,000       291,229
   9.69%    08/15/09 ...........    945,000     1,043,380
Pemex Project Funding
   Master Trust
   7.38%    12/15/14 ...........    235,000       250,040
Pepco Holdings, Inc.
   5.50%    08/15/07 ...........    365,000       371,235
Petrobras International
   Finance Co.
   9.75%    07/06/11 ...........    150,000       170,625
Pioneer Natural Resources Co.
   6.50%    01/15/08 ...........    395,000       417,284
Potomac Edison Co.
   5.35%    11/15/14 ...........    155,000       153,888(b)
Principal Life Global Funding I
   5.25%    01/15/13 ...........    235,000       238,955(b)
Procter & Gamble - ESOP
   (Series A)
   9.36%    01/01/21 ...........    255,000       330,239
Protective Life Secured Trust
   4.00%    10/07/09 ...........     75,000        72,824
PSI Energy, Inc.
   6.65%    06/15/06 ...........    185,000       189,832

                                  PRINCIPAL
                                     AMOUNT         VALUE

Public Service Company of
   New Mexico
   4.40%    09/15/08 ...........   $370,000 $     364,862
Puget Energy, Inc.
   3.36%    06/01/08 ...........    225,000       217,171
Quest Diagnostics
   6.75%    07/12/06 ...........    200,000       206,089
Rabobank Capital Funding Trust
   5.25%    12/29/49 ...........    215,000       212,939(b,i)
Raytheon Co.
   4.85%    01/15/11 ...........    215,000       214,379
   6.40%    12/15/18 ...........    480,000       514,280
RBS Capital Trust I
   5.51%    09/29/49 ...........    320,000       320,431(i)
Reckson Operating
   Partnership LP
   5.88%    08/15/14 ...........     65,000        66,820
Rogers Wireless
   Communications, Inc.
   7.50%    03/15/15 ...........    480,000       495,600
Royal Bank of Canada
   4.13%    01/26/10 ...........    230,000       225,113
Royal Bank of Scotland
   Group PLC
   7.65%    08/31/49 ...........    110,000       134,044(i)
Royal Bank of Scotland Group
   PLC ADR
   9.12%    03/31/49 ...........    265,000       313,197
SBC Communications, Inc.
   5.10%    09/15/14 ...........    280,000       272,955
Scottish Power PLC
   4.91%    03/15/10 ...........    295,000       295,042
Shurgard Storage Centers, Inc.
   (REIT)
   5.88%    03/15/13 ...........    160,000       163,111
Simon Property Group LP
   4.88%    08/15/10 ...........    365,000       360,211
Sinclair Broadcast Group, Inc.
   8.00%    03/15/12 ...........    600,000       612,000
SLM Corp.
   4.00%    01/15/09 ...........    215,000       210,545
Southern California Edison Co.
   8.00%    02/15/07 ...........     77,000        81,913
Sprint Capital Corp.
   4.78%    08/17/06 ...........    530,000       533,260(k)
   6.00%    01/15/07 ...........    300,000       307,484
   6.13%    11/15/08 ...........    330,000       344,910
   7.63%    01/30/11 ...........    265,000       296,176
   8.38%    03/15/12 ...........    715,000       835,896
   8.75%    03/15/32 ...........    285,000       369,955
State of Illinois
   4.95%    06/01/23 ...........    320,000       309,555
   5.10%    06/01/33 ...........    210,000       200,401


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

Stewart Enterprises, Inc.
   6.25%    02/15/13 ........... $  645,000 $     625,650(b)
Telecom Italia Capital S.A.
   (Series B)
   5.25%    11/15/13 ...........    325,000       320,695
Telefonos de Mexico
   S.A. de C.V.
   4.50%    11/19/08 ...........    230,000       226,400
   4.75%    01/27/10 ...........    400,000       390,404(b)
TELUS Corp.
   7.50%    06/01/07 ...........    375,000       398,945
Tenet Healthcare Corp.
   6.38%    12/01/11 ...........    595,000       548,888
Time Warner, Inc.
   6.88%    05/01/12 ...........     75,000        81,972
   9.13%    01/15/13 ...........    325,000       402,423
Toyota Motor Credit Corp.
   2.89%    09/15/06 ...........  3,000,000     2,997,924(i)
TXU Electric Delivery Co.
   6.38%    05/01/12 ...........    315,000       336,804
Tyco International Group S.A.
   5.80%    08/01/06 ...........    350,000       357,053
   6.75%    02/15/11 ...........    170,000       185,019
Tyson Foods, Inc.
   7.25%    10/01/06 ...........    220,000       229,328
UBS Preferred
   Funding Trust I
   8.62%    10/29/49 ...........    215,000       252,603(i)
UFJ Bank Ltd.
   7.40%    06/15/11 ...........    300,000       333,407
Union Pacific Corp.
   6.65%    01/15/11 ...........    235,000       255,439
United Rentals North
   America, Inc.
   7.75%    11/15/13 ...........    625,000       606,250
United Utilities PLC
   6.45%    04/01/08 ...........    225,000       235,722
US Bank National Assoc.
   2.85%    11/15/06 ...........    400,000       392,375
Valero Energy Corp.
   6.88%    04/15/12 ...........     90,000        99,662
   7.50%    04/15/32 ...........     65,000        78,343
Verizon
   6.50%    09/15/11 ...........    220,000       237,965
Verizon Global Funding Corp.
   7.75%    06/15/32 ...........    295,000       366,016
VTB Capital S.A.
   4.43%    07/30/07 ...........    186,000       192,863(d,i)
Washington Mutual, Inc.
   5.63%    01/15/07 ...........     10,000        10,229
Wells Fargo & Co.
   5.25%    12/01/07 ...........    150,000       153,440
Westar Energy, Inc.
   5.15%    01/01/17 ...........    145,000       141,915

                                  PRINCIPAL
                                     AMOUNT         VALUE

Weyerhaeuser Co.
   6.13%    03/15/07 ........... $  176,000 $     181,200
Wisconsin Electric Power
   3.50%    12/01/07 ...........    265,000       259,520
Wisconsin Energy Corp.
   5.88%    04/01/06 ...........    193,000       196,561
Yara International ASA
   5.25%    12/15/14 ...........    220,000       217,092(b)
                                               67,754,065

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.8%

Bear Stearns Commercial
   Mortgage Securities
   3.88%    08/13/39 ...........    695,000       672,536
   4.68%    08/13/39 ...........    632,000       617,871
   6.02%    02/14/31 ...........    600,000       628,312
Bear Stearns Commercial
   Mortgage Securities (Class B)
   6.20%    02/14/31 ...........     36,000        38,385
Bear Stearns Commercial Mortgage
   Securities (Class C)
   3.38%    01/14/16 ...........    700,000       701,882(b,i)
CalSTRS Trust
   4.13%    11/20/12 ...........    598,000       593,908(b)
Crusade Global Trust (Class A)
   3.23%    09/18/34 ...........    136,861       137,214(i)
CS First Boston Mortgage
   Securities Corp.
   1.58%    03/15/35 ...........  6,895,595       391,607(b,i)
   4.60%    03/15/35 ...........    425,000       414,452
   6.13%    04/15/37 ...........    310,000       330,679
   6.67%    01/15/37 ...........  1,766,535        45,290(b,d,i)
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31 ...........    900,000       945,150
First Union-Lehman Brothers-
   Bank of America
   6.56%    11/18/35 ...........    250,000       263,017
GMAC Commercial Mortgage
   Securities, Inc.
   7.00%    12/10/41 ........... 17,495,729       295,904(b,d,i)
GMAC Commercial Mortgage
   Securities, Inc. (Class A)
   4.92%    12/10/41 ...........    560,000       549,236(i)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
   4.56%    12/10/41 ...........  8,358,000       267,697(d,i)
Granite Mortgages PLC
   2.26%    01/20/43 ...........    704,357       704,968(i)
Homeside Mortgage Securities
   Trust (Class A)
   2.86%    01/20/27 ...........    247,538       247,785(i)
Impac CMB Trust (Class A)
   3.23%    12/25/33 ...........    707,974       709,647(i)
   3.28%    11/25/32 ...........    229,975       230,381(i)


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                                  PRINCIPAL
                                     AMOUNT         VALUE

JPMorgan Chase Commercial
   Mortgage Securities Corp.
   1.22%    01/12/39 ........... $5,040,000 $     249,017(b,i)
   6.47%    11/15/35 ...........    298,000       322,552
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   (Class A)
   4.92%    10/15/37 ...........    422,000       417,901(i)
LB-UBS Commercial
   Mortgage Trust
   4.06%    09/15/27 ...........    695,000       679,152(i)
   4.20%    12/15/29 ...........    298,000       292,517
   4.38%    03/15/34 ...........  1,204,267        24,462(b,d,i)
   4.49%    01/18/12 ...........  6,468,000       248,715(d)
   4.51%    12/15/29 ...........    298,000       292,082
   4.53%    01/15/36 ...........  2,130,784       158,477(b,d)
   4.56%    07/15/37 ........... 11,002,000       199,411(b,d,i)
   6.23%    03/15/26 ...........    229,000       242,021
   6.27%    02/15/40 ...........  5,039,242       111,808(b,d)
   8.21%    09/15/37 ...........  4,721,329        75,246(b,d,i)
   8.71%    03/15/36 ...........  5,370,216       144,325(b,d,i)
LB-UBS Commercial Mortgage
   Trust (Class A)
   4.31%    02/15/30 ...........    516,000       507,017
   6.13%    12/15/30 ...........    400,000       426,660
   6.65%    11/15/27 ...........  2,251,000     2,456,740
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16 ...........     66,000        72,043(b)
Master Alternative Loans Trust
   5.00%    08/25/18 ...........    372,337        50,149(g)
   6.50%    08/25/34 - 01/25/35                 1,002,0271,037,099
   6.50%
Morgan Stanley Capital I
   5.17%    01/14/42 ...........    481,000       483,381(i)
   7.11%    04/15/33 ...........    707,000       769,514
Morgan Stanley Capital I
   (Class A)
   4.66%    09/13/45 ...........    427,000       415,398
Morgan Stanley Capital I
   (Class D)
   6.58%    07/15/30 ...........    179,000       196,182(i)
Morgan Stanley Dean Witter
   Capital I
   4.36%    10/15/35 ...........  2,374,000        66,645(b,d,i)
   6.46%    02/15/33 ...........    100,000       104,254
   7.07%    04/15/34 ...........  1,406,000        27,038(b,d,i)
   7.20%    10/15/33 ...........     72,000        79,495
Morgan Stanley Dean Witter
   Capital I (Class A)
   5.98%    02/15/31 ...........     39,057        39,403
   6.39%    10/15/35 ...........    550,000       594,255
   6.54%    02/15/31 ...........    125,000       131,642

                                  PRINCIPAL
                                     AMOUNT         VALUE

Morgan Stanley Dean Witter
   Capital I (Class X)
   1.50%    02/01/31 ...........   $614,569$       28,128(b,i)
Puma Finance Ltd. (Class A)
   2.80%    10/11/34 ...........    336,791       336,808(i)
   3.25%    03/25/34 ...........    596,082       596,440(i)
Structured Asset Securities Corp.
   (Class X)
   2.07%    02/25/28 ...........    266,330        13,982(d,i)
Wachovia Bank Commercial
   Mortgage Trust
   3.71%    03/15/15 ...........    130,000       130,550(b,i)
   4.38%    10/15/41 ...........    487,000       480,170
Wachovia Bank Commercial
   Mortgage Trust (Class B)
   4.89%    10/15/41 ...........    300,000       292,946
   4.95%    10/15/41 ...........    563,000       551,444
Washington Mutual
   3.03%    01/25/45 ...........    989,438       991,829(i)
                                               23,122,819

SOVEREIGN BONDS -- 1.6%

Government of Bahamas
   6.63%    05/15/33 ...........    230,000       263,671(b)
Government of Brazil
   11.00%   08/17/40 ...........    485,000       539,805
Government of Finland
   4.75%    03/06/07 ...........    105,000       106,569
Government of Guatemala
   10.25%   11/08/11 ...........    185,000       214,831(b)
Government of Italy
   4.50%    01/21/15 ...........    170,000       165,004
Government of Jamaica
   10.63%   06/20/17 ...........    185,000       195,175
Government of Mexico
   6.75%    09/27/34 ...........    340,000       331,500
Government of Panama
   7.25%    03/15/15 ...........    285,000       282,863
Government of Philippines
   10.63%   03/16/25 ...........    205,000       219,350
Government of Russia
   5.00%    03/31/30 ...........    750,000       770,625(b,k)
Government of Turkey
   7.25%    03/15/15 ...........    270,000       263,925
Ontario Electricity
   Financial Corp.
   7.45%    03/31/13 ...........     80,000        94,563
Province of New Brunswick
   3.50%    10/23/07 ...........    230,000       226,247
Province of Ontario
   5.13%    07/17/12 ...........     40,000        41,177
                                                3,715,305

TOTAL BONDS AND NOTES
   (COST $255,747,938) .........              252,408,240


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

Zurich Regcaps Funding Trust I
   (COST $454,300) .............        440  $    446,556(b,i)

                                  NUMBER OF
                                  CONTRACTS
---------------------------------------------
PURCHASED OPTIONS -- 0.0%*
---------------------------------------------

CALL OPTIONS
U S Treasury Notes
   5 Yr. Futures ...............        108        10,449

PUT OPTIONS
U S Treasury Notes
   5 Yr. Futures ...............        108        44,199

TOTAL PURCHASED OPTIONS
   (COST $54,648) ..............                   54,648

                                  PRINCIPAL
                                     AMOUNT         VALUE

--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 6.2%
--------------------------------------------------------------------------------

ASSET BACKED -- 4.6%

American Express Credit Account
   Master Trust (Class A)
   2.85%    02/15/08 ........... $  760,000       760,117(i)
American Express Credit Account
   Master Trust (Class A)
   2.95%    04/15/08 ...........    100,000       100,067(i)
CDC Mortgage Capital Trust (Class A)
   3.18%    08/25/33 ...........    137,066       137,155(i)
   3.34%    03/25/33 ...........     29,521        29,592(i)
Countrywide Asset-Backed
   Certificates
   3.10%    07/25/31 ...........     28,442        28,445(i)
   3.15%    06/25/33 ...........    104,929       105,244(i)
   3.28%    05/25/33 ...........     31,479        31,559(i)

                                  PRINCIPAL
                                     AMOUNT         VALUE

Countrywide Asset-Backed
   Certificates (Class A)
   3.25%    03/25/33 ........... $  645,086 $     645,936(i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
   2.85%    07/15/09 ...........  5,000,000     5,002,132(i)
GMAC Mortgage Corp. Loan Trust
   (Class A)
   2.93%    06/25/34 ...........    500,000       500,169(i)
National City Credit Card Master
   Trust (Class A)
   2.96%    08/15/07 ...........  1,000,000     1,000,583(i)
Residential Asset Mortgage
   Products, Inc.
   3.12%    12/25/33 ...........  2,000,000     2,008,024(i)
Sears Credit Account Master
   Trust (Class A)
   3.19%    11/17/09 ...........    500,000       501,217(i)
                                               10,850,240

CORPORATE NOTES -- 0.4%

International Lease Finance Corp.
   3.96%    07/15/05 ...........  1,000,000     1,003,519(i)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%

Interstar Millennium Trust (Class A)
   3.21%    03/14/36 ...........     87,210        87,233(i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
   2.98%    10/15/17 ...........  2,100,000     2,101,579(b,i)
Thornburg Mortgage Securities
   Trust (Class A)
   3.19%    04/25/43 ...........    494,792       495,825(i)
Wachovia Bank Commercial
   Mortgage Trust
   3.33%    03/15/15 ...........    187,637       188,021(b,i)
                                                2,872,658

TOTAL SECURITIES PURCHASED WITH COLLATERAL
   FROM SECURITIES ON LOAN
   (COST $14,711,715) ..........               14,726,417

TOTAL INVESTMENTS IN SECURITIES
   (COST $270,968,601) .........              267,635,861


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

GE FIXED INCOME FUND

Schedule of Investments

                                     NUMBER
                                  OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 11.1%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 7.0%

GEI Short Term Investment Fund
   2.70% ....................... 16,574,513 $  16,574,513(d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 4.1%

GEI Short Term Investment Fund
   2.70% .......................  9,636,381     9,636,381(d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $26,210,894) ..........               26,210,894

TOTAL INVESTMENTS
   (COST $297,179,495) .........              293,846,755

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET -- (24.7)% ..............              (58,225,529)
                                             ------------

NET ASSETS-- 100.0% ............             $235,621,226
                                             ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------


The GE Fixed Income Fund had the following written option contracts open at March 31, 2005:

                     EXPIRATION DATE/    NUMBER OF
CALL OPTIONS           STRIKE PRICE      CONTRACTS    VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes
  5 Yr. Futures
  (Written Option
  Premium $23,301)   April 2005/107.50      108     $(23,301)

                     EXPIRATION DATE/    NUMBER OF
PUT OPTIONS            STRIKE PRICE      CONTRACTS    VALUE
--------------------------------------------------------------------------------
U.S. Treasury Notes
  5 Yr. Futures
  (Written Option
  Premium $21,614)   April 2005/106.50      108     $(21,614)
                                                    --------
                                                    $(44,915)
                                                    ========

The GE Fixed Income Fund had the following long futures contracts open at March 31, 2005:

                             NUMBER    CURRENT
               EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION       DATE      CONTRACTS   VALUE    DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 5 Yrs.  June 2005      130   $13,922,188   $(61,006)


The GE Fixed Income Fund had the following short futures contracts open at March 31, 2005:

                             NUMBER    CURRENT
               EXPIRATION      OF     NOTIONAL    UNREALIZED
DESCRIPTION       DATE      CONTRACTS   VALUE    DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
  Notes 10 Yrs. June 2005      56   $(6,118,875)   $(35,567)
                                                   --------
                                                   $(96,573)
                                                   =========

See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

GE Money Market Fund

Q&A

DONALD J. DUNCAN IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE IS PORTFOLIO MANAGER OF GE MONEY MARKET FUND AND HAS SERVED ON THE FUND'S PORTFOLIO MANAGEMENT TEAM SINCE THE FUND'S INCEPTION. MR. DUNCAN JOINED GE ASSET MANAGEMENT IN 1988 IN TRADE SUPPORT AND HELD SEVERAL POSITIONS INCLUDING MUTUAL FUND CONTROLLER. HE WAS APPOINTED INVESTMENT MANAGER - SHORT TERM SECURITIES IN 1990 AND VICE PRESIDENT - MONEY MARKETS IN 2002. MR. DUNCAN HOLDS A B.S. FROM THE UNIVERSITY OF RHODE ISLAND.


Q. HOW DID THE GE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2005?

A. For the six-month period ended March 31, 2005, the GE Money Market Fund returned 0.91%. By comparison, the 90-day Treasury Bill returned 1.20% and the Lipper peer group of 391 Money Market Funds returned an average of 0.66% for the same period.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The Fund's return for the period compared favorably versus its peer group. Active management of the Fund's average maturity reflecting our view on monetary policy and its subsequent impact on short rates was the key driver of Fund performance. As the Federal Reserve continued its "measured" pace of raising the federal funds target, the Fund's average maturity was kept short to take advantage of reinvesting in higher rates.

PICTURED TO THE RIGHT:
DONALD J. DUNCAN

GE Money Market Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2005.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2004 - MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
---------------------------------------------------------------------------------------------------------------------------
    ACTUAL RETURN**                  1,000.00                           1,009.13                             1.99
---------------------------------------------------------------------------------------------------------------------------
    HYPOTHETICAL 5% RETURN
      (2.5% FOR THE PERIOD)          1,000.00                           1,022.69                             2.01
---------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.40%, (FROM PERIOD OCTOBER 1, 2004 - MARCH 31, 2005), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2005 WAS 0.91%.

GE Money Market Fund

 CHANGE IN VALUE OF A $10,000 INVESTMENT

[Line chart omitted -- plot points are as follows:]

               GE Money Market Fund               90 Day T-Bill
--------------------------------------------------------------------------------
3/95                 10,000.00                      10,000.00
9/95                 10,279.21                      10,278.78
9/96                 10,811.91                      10,815.49
9/97                 11,368.03                      11,374.65
9/98                 11,962.98                      11,957.30
9/99                 12,522.97                      12,503.53
9/00                 13,250.09                      13,222.08
9/01                 13,894.60                      13,818.57
9/02                 14,128.39                      14,063.74
9/03                 14,264.33                      14,220.65
9/04                 14,391.56                      14,381.24
3/05                 14,523.03                      14,553.22

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2005

                      SIX          ONE        FIVE          TEN
                     MONTHS        YEAR        YEAR         YEAR
                    --------      -------    --------     --------
GE Money Market       0.91%        1.41%       2.46%        3.80%
90 Day T-Bill         1.20%        1.85%       2.54%        3.82%

 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.

LIPPER PERFORMANCE COMPARISON

Money Market Peer Group

Based on average annual total returns for the periods ended 3/31/05

                     SIX          ONE        FIVE          TEN
                    MONTHS        YEAR        YEAR         YEAR
                  ---------     -------     -------      -------
Number of
Funds in
peer group:           391         383         302          181
--------------------------------------------------------------------------------
Peer group
average annual
total return:       0.66%       0.91%       2.05%        3.53%
--------------------------------------------------------------------------------
Lipper categories
in peer group: Money Market

FUND YIELD
AT MARCH 31, 2005
--------------------------------------------------------------------------------

                       FUND      IBC MONEY FUND
                       ----      --------------
  7-day current        2.30%+         2.11%
  7-day effective      2.33%          2.11%

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT
IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND
THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE GE MONEY MARKET FUND AT MARCH 31, 2005.

AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 90 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF LIPPER PEER CATEGORIES. PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                      March 31, 2005 (unaudited)

GE MONEY MARKET FUND

Schedule of Investments

                              GE MONEY MARKET FUND

PORTFOLIO COMPOSITION AS A % OF THE MARKET VALUE OF $217,515
(IN THOUSANDS) AS OF MARCH 31, 2005

[Pie chart omitted -- plot points are as follows:]

Commercial Papers             34.3%
Certificates of Deposit       28.3%
U.S. Governments              21.3%
Corporate Notes                6.3%
Repurchase Agreements          5.3%
Bank Notes                     4.0%
Time Deposits                  0.5%


                                  PRINCIPAL     AMORTIZED
                                     AMOUNT          COST

SHORT-TERM INVESTMENTS -- 99.9%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 21.3%

U.S. AGENCIES

Federal Agricultural
   Mortgage Corp.
   1.43%    04/01/05 ........... $5,840,000 $   5,840,000
Federal Home Loan Bank
   1.78%    05/27/05 ...........  4,870,000     4,870,000
Federal Home Loan Bank
   Discount Notes
   2.86%    06/10/05 ...........  4,380,000     4,355,813(d)
Federal Home Loan Mortgage Corp.
   2.58%    04/19/05 ...........  8,820,000     8,808,710(d)
Federal National Mortgage Assoc.
   2.82%    05/31/05 ...........  3,560,000     3,543,387(d)
   2.97%    06/22/05 ...........  9,880,000     9,813,612(d)
   2.38%    07/15/05 ...........  9,090,000     9,208,517
                                               46,440,039

COMMERCIAL PAPER -- 34.3%

Barclays PLC
   2.75%    04/28/05 ...........  8,770,000     8,751,978
Canadian Imperial Holdings Inc.
   2.67%    05/02/05 ...........  8,730,000     8,710,041
Ciesco L P
   3.00%    06/23/05 ...........  5,200,000     5,164,273
Citibank Credit Card Issuance Trust
   2.63%    04/05/05 ...........  8,800,000     8,797,438
Credit Suisse First Boston
   2.60%    04/07/05 ...........  8,730,000     8,726,231
HBOS PLC
   2.76%    05/18/05 ...........  8,780,000     8,748,535
ING Group
   2.69%    05/05/05 ...........  8,660,000     8,638,162
Preferred Receivables
   Funding Corp.
   2.71%    04/08/05 ...........  8,375,000     8,370,603

                                  PRINCIPAL     AMORTIZED
                                     AMOUNT          COST

Windmill Funding Corp.
   2.73%    05/16/05 ........... $8,800,000 $   8,770,190
                                               74,677,451

REPURCHASE AGREEMENTS -- 5.3%

Bank of America Corp.
   2.85% date 03/31/05,
   to be repurchased at
   $950,075 on 04/01/05
   collateralized by $969,770
   U.S. Government Agency
   Bond, Zero Coupon, maturing
   6/29/05 .....................    950,000       950,000
Barclays PLC
   2.85% dated 03/31/05, to be
   repurchased at $10,500,831
   on 04/01/05 collateralized by
   $10,602,996 U.S. Government
   Agency Bond, 3.02%, maturing
   6/01/06 ..................... 10,500,000    10,500,000
                                               11,450,000

BANK NOTES -- 4.0%

Bank of America Inc.
   2.68%    05/03/05 ...........  8,730,000     8,730,000

CORPORATE NOTES -- 6.3%

American Express Credit Corp.
   2.83%    08/05/05 ...........  4,680,000     4,685,079
Morgan Stanley
   2.71%    02/03/06 ...........  9,060,000     9,060,000(i)
                                               13,745,079

CERTIFICATES OF DEPOSIT -- 28.2%

Bank of Montreal
   2.80%    05/25/05 ...........  8,780,000     8,780,000
BNP Paribas
   2.78%    05/09/05 ...........  8,770,000     8,770,000
Calyon
   2.73%    05/17/05 ...........  8,800,000     8,800,000
Deutsche Bank A.G.
   2.91%    06/13/05 ...........  8,760,000     8,760,000
Dexia Credit Local S.A.
   2.60%    04/20/05 ...........  8,830,000     8,830,000
Toronto-Dominion Bank
   2.94%    06/16/05 ...........  8,770,000     8,770,000
UBS AG
   2.90%    06/10/05 ...........  8,760,000     8,760,000
                                               61,470,000

TIME DEPOSITS -- 0.5%

State Street Corp.
   2.75%    04/01/05 ...........  1,002,609     1,002,609(e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $217,515,178) .........              217,515,178

OTHER ASSETS AND LIABILITIES,
   NET-- 0.1% ..................                  269,759
                                             ------------

NET ASSETS-- 100.0% ............             $217,784,937
                                             ============


See Notes to Schedules of Investments on page 92 and Notes to Financial Statements on page 122.

                                                      March 31, 2005 (unaudited)

Notes to Performance

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A and B are shown both without the imposition of the sales charge and also assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 for performance information as of the most recent month end.

The performance data relating to Class A and B shares of GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods prior to September 26, 1997, reflect the performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class Y shares, performance data relating to the Class Y shares of GE Value Equity Fund and GE Tax-Exempt Fund is limited to the period from the Merger Date to March 31, 2005.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis through January 29, 2006. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued at the end of their terms without notice in the future. Additional information about the expense limitations is contained in Footnote 4 to the Notes to the Financial Statements.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The MSCI World is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The LB Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The LB 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The LB 10-Year Muni Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

A number of the broad market returns are not available from the Funds' commencement of investment operations through March 31, 2005 and therefore are calculated from the month end nearest to the Funds' commencement of operation date.

                                                      March 31, 2005 (unaudited)

Notes to Performance

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and one subject to change at any time without notice.

+ Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges. See Footnote 8 in the Notes to the Financial Statements.

++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

                                                      March 31, 2005 (unaudited)

Notes to Schedules of Investments

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $20,166,397; $237,933; $600,207; $5,141,409 and $2,056,279 or 8.56%, 0.48%,
    0.64%, 1.94% and 1.26% of the GE Fixed Income Fund, GE Global Equity Fund, GE International Equity Fund, GE Strategic Investment Fund and GE Government Securities Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At March 31, 2005, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31, 2005.

(j) All or a portion of the security out on loan.

(k) Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(m) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities that are held in escrow by a trustee and used to pay principal and interest on such bonds.

(n) Prerefunded. Bonds are collateralized by U.S. Treasury securities that are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(o) The security is insured by FSA, AMBAC, MBIA and FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of March 31, 2005 (as a percentage of net assets) as follows:

               FSA                    10.50%
               AMBAC                  15.74%
               MBIA                    6.38%

(p) Treasury Inflated Securities.

*Less than 0.1%

Abbreviations:

ADR       American Depositary Receipt

AMBAC     AMBAC Indemnity Corporation

FGIC      Financial Guaranty Insurance Corporation

FHA       Federal Housing Administration

FSA       Financial Security Assurance

GDR       Global Depositary Receipt

MBIA      Municipal Bond Investors Assurance Corporation

REGD.     Registered

REIT      Real Estate Investment Trust

REMIC     Real Estate Mortgage Investment Conduit

SPDR      Standard & Poors Depository Receipts

STRIPS    Separate Trading of Registered Interest
          and Principal of Security

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


GE U.S. EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS A

                                                  3/31/05+      9/30/04       9/30/03       9/30/02        9/30/01     9/30/00
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --           --            --            --             --         1/5/93
Net asset value, beginning of period ..........    $26.41        $24.19       $20.31        $25.00         $32.45       $32.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............      0.23          0.20         0.16          0.13           0.13         0.15
  Net realized and unrealized
   gains (losses) on investments ..............      1.40          2.19         3.91         (4.49)         (5.52)        3.63
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................      1.63          2.39         4.07         (4.36)         (5.39)        3.78
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.19          0.17         0.19          0.09           0.12         0.14
  Net realized gains ..........................        --            --           --          0.24           1.94         3.72
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................      0.19          0.17         0.19          0.33           2.06         3.86
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................    $27.85        $26.41       $24.19        $20.31         $25.00       $32.45
===================================================================================================================================

TOTAL RETURN (A) ..............................     6.20%         9.87%       20.09%       (17.78%)       (17.71%)      12.10%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....  $350,452      $337,920     $315,980      $251,251       $285,417     $385,111
  Ratios to average net assets:
   Net investment income (loss)* ..............     1.62%         0.77%        0.72%         0.53%          0.43%        0.46%
   Net expenses* ..............................     0.78%         0.78%        0.83%         0.87%          0.87%        0.83%
   Gross expenses* ............................     0.78%         0.78%        0.83%         0.87%          0.88%        0.83%
  Portfolio turnover rate .....................       19%           29%          26%           41%            53%          48%
-----------------------------------------------------------------------------------------------------------------------------------



GE U.S. EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS B

                                                   3/31/05+       9/30/04         9/30/03      9/30/02      9/30/01     9/30/00
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --            --              --           --           --      12/22/93
Net asset value, beginning of period ..........      $25.20       $23.11          $19.38       $23.97       $31.30      $31.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............        0.12          0.00(d)       (0.01)       (0.06)       (0.09)      (0.09)
  Net realized and unrealized
   gains (losses) on investments ..............        1.33         2.09            3.74        (4.29)       (5.30)       3.53
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................        1.45         2.09            3.73        (4.35)       (5.39)       3.44
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................         --           --              --           --           --          --
  Net realized gains ..........................         --           --              --          0.24         1.94        3.72
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................         --           --              --          0.24         1.94        3.72
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ................      $26.65       $25.20          $23.11       $19.38       $23.97      $31.30
=================================================================================================================================

TOTAL RETURN (A) ..............................       5.75%        9.04%          19.25%      (18.40%)     (18.33%)     11.29%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....     $16,230      $19,373         $22,447      $22,806      $35,163     $46,577
  Ratios to average net assets:
   Net investment income (loss)* ..............       0.91%        0.02%          (0.03%)      (0.23%)      (0.32%)     (0.29%)
   Net expenses* ..............................       1.53%        1.53%           1.58%        1.62%        1.62%       1.58%
   Gross expenses* ............................       1.54%        1.53%           1.58%        1.62%        1.63%       1.58%
  Portfolio turnover rate .....................         19%          29%             26%          41%          53%         48%
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                              CLASS C (LEVEL LOAD)

                                                    3/31/05+      9/30/04       9/30/03      9/30/02       9/30/01      9/30/00
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --           --            --            --            --        9/30/99
Net asset value, beginning of period .........      $24.93        $22.93       $19.23        $23.79        $31.08       $31.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........        0.12          0.00(d)     (0.01)        (0.05)        (0.09)       (0.10)
  Net realized and unrealized
   gains (losses) on investments .............        1.32          2.07         3.75         (4.27)        (5.26)        3.53
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................        1.44          2.07         3.74         (4.32)        (5.35)        3.43
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................          --          0.07         0.04            --            --         0.21
  Net realized gains .........................          --            --           --          0.24          1.94         3.72
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..........................          --          0.07         0.04          0.24          1.94         3.93
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...............      $26.37        $24.93       $22.93        $19.23        $23.79       $31.08
=================================================================================================================================

TOTAL RETURN (A) .............................       5.78%         9.05%       19.46%       (18.41%)      (18.30%)      11.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...     $10,684       $12,355      $10,137        $4,851        $5,129       $4,811
  Ratios to average net assets:
   Net investment income (loss)* .............       0.90%         0.01%       (0.04%)       (0.22%)       (0.33%)      (0.32%)
   Net expenses* .............................       1.53%         1.53%        1.57%         1.62%         1.62%        1.57%
   Gross expenses* ...........................       1.54%         1.53%        1.57%         1.62%         1.64%        1.57%
  Portfolio turnover rate ....................         19%           29%          26%           41%           53%          48%
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS Y

                                                     3/31/05+      9/30/04      9/30/03        9/30/02       9/30/01      9/30/00
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --             --           --             --           --        11/29/93
Net asset value, beginning of period .........       $26.35        $24.14       $20.26         $24.94       $32.38        $32.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........         0.27          0.27         0.22           0.20         0.20          0.23
  Net realized and unrealized
   gains (losses) on investments .............         1.40          2.17         3.91          (4.49)       (5.50)         3.62
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................         1.67          2.44         4.13          (4.29)       (5.30)         3.85
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................         0.27          0.23         0.25           0.15         0.20          0.23
  Net realized gains .........................        --            --           --              0.24         1.94          3.72
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ..........................         0.27          0.23         0.25           0.39         2.14          3.95
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............       $27.75        $26.35       $24.14         $20.26       $24.94        $32.38
==================================================================================================================================

TOTAL RETURN (A) .............................        6.31%        10.13%       20.47%        (17.58%)     (17.50%)       12.38%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...     $305,524      $346,807     $307,727       $243,957     $288,666      $377,913
  Ratios to average net assets:
   Net investment income (loss)* .............        1.91%         1.02%        0.97%          0.78%        0.68%         0.71%
   Net expenses* .............................        0.53%         0.53%        0.58%          0.62%        0.62%         0.58%
   Gross expenses* ...........................        0.53%         0.53%        0.58%          0.62%        0.63%         0.58%
  Portfolio turnover rate ....................          19%           29%          26%            41%          53%           48%
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE VALUE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A

                                                      3/31/05+      9/30/04      9/30/03      9/30/02        9/30/0       9/30/00
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ...................................        --           --            --           --            --        9/8/93
Net asset value, beginning of period                   $10.94        $9.81        $8.29        $10.07        $12.76       $12.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...............       0.07         0.07         0.07          0.07          0.05         0.05
  Net realized and unrealized
   gains (losses) on investments .................       0.72         1.13         1.54         (1.79)        (1.96)        1.31
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .........................       0.79         1.20         1.61         (1.72)        (1.91)        1.36
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ..........................       0.09         0.07         0.09          0.02           --           --
  Net realized gains .............................       0.35          --           --           0.04          0.78         0.78
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ..............................       0.44         0.07         0.09          0.06          0.78         0.78
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...................     $11.29       $10.94        $9.81         $8.29        $10.07       $12.76
===================================================================================================================================

TOTAL RETURN (A) .................................      7.31%       12.32%       19.49%       (17.24%)      (15.95%)      11.35%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .......    $49,606      $48,065      $48,400       $43,157       $46,045      $43,283
  Ratios to average net assets:
    Net investment income (loss)* ................      1.31%        0.61%        0.73%         0.66%         0.42%        0.38%
    Net expenses* ................................      1.18%        1.20%        1.13%         1.01%         1.08%        1.05%
    Gross expenses* ..............................      1.20%        1.31%        1.18%         1.01%         1.09%        1.05%
  Portfolio turnover rate ........................        16%          32%          29%           39%           52%          49%
-----------------------------------------------------------------------------------------------------------------------------------


GE VALUE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS B

                                                     3/31/05+        9/30/04     9/30/03        9/30/02     9/30/01      9/30/00
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ...................................      --             --          --             --           --         9/8/93
Net asset value, beginning of period                  $10.47         $9.39        $7.93         $9.69        $12.39       $11.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...............      0.03         (0.01)       (0.00)(d)     (0.01)        (0.04)       (0.04)
  Net realized and unrealized
   gains (losses) on investments .................      0.69          1.09         1.46         (1.71)        (1.88)        1.27
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .........................      0.72          1.08         1.46         (1.72)        (1.92)        1.23
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ..........................       --            --           --            --            --           --
  Net realized gains .............................      0.35           --           --           0.04          0.78         0.78
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ..............................      0.35           --           --           0.04          0.78         0.78
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...................    $10.84        $10.47        $9.39         $7.93         $9.69       $12.39
==================================================================================================================================

TOTAL RETURN (A) .................................     6.82%        11.50%       18.41%       (17.88%)      (16.54%)      10.44%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .......    $8,420        $9,734      $13,568       $14,437       $28,131      $45,675
  Ratios to average net assets:
    Net investment income (loss)* ................     0.59%        (0.13%)      (0.02%)       (0.09%)       (0.32%)      (0.36%)
    Net expenses* ................................     1.93%         1.95%        1.87%         1.78%         1.83%        1.80%
    Gross expenses* ..............................     1.96%         2.05%        1.92%         1.78%         1.83%        1.80%
  Portfolio turnover rate ........................       16%           32%          29%           39%           52%          49%
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS C (LEVEL LOAD)

                                                 3/31/05+      9/30/04      9/30/03       9/30/02       9/30/01      9/30/00
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ................................      --           --            --            --            --         9/30/99
Net asset value, beginning of period ..........   $10.43        $9.37        $7.92         $9.68         $12.40        $11.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............     0.03        (0.01)       (0.00)(d)     (0.01)        (0.04)        (0.05)
  Net realized and unrealized
   gains (losses) on investments ..............     0.69         1.08         1.48         (1.71)        (1.90)         1.29
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     0.72         1.07         1.48         (1.72)        (1.94)         1.24
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................      --         0.01         0.03            --            --            --
  Net realized gains ..........................     0.35          --           --           0.04          0.78          0.78
-------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................     0.35         0.01         0.03          0.04          0.78          0.78
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $10.80       $10.43        $9.37         $7.92         $9.68        $12.40
===============================================================================================================================

TOTAL RETURN (A) ..............................    6.88%       11.43%       18.68%       (17.90%)      (16.70%)       10.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....   $1,794       $1,690       $1,783        $1,097          $982          $847
  Ratios to average net assets:
    Net investment income (loss)* .............    0.56%       (0.14%)      (0.04%)       (0.08%)       (0.34%)       (0.41%)
    Net expenses* .............................    1.93%        1.95%        1.88%         1.76%         1.83%         1.80%
    Gross expenses* ...........................    1.96%        2.05%        1.94%         1.76%         1.84%         1.80%
  Portfolio turnover rate .....................      16%          32%          29%           39%           52%           49%
-------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS Y

                                                 3/31/05+       9/30/04     9/30/03       9/30/02       9/30/01     9/30/00
----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE ................................      --            --          --            --           --         1/5/98
Net asset value, beginning of period ..........    $11.54       $10.37        $8.77       $10.65        $13.41       $12.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............      0.09         0.10         0.09         0.10          0.08         0.08
  Net realized and unrealized
   gains (losses) on investments ..............      0.76         1.17         1.62        (1.89)        (2.06)        1.37
------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................      0.85         1.27         1.71        (1.79)        (1.98)        1.45
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................      0.13         0.10         0.11         0.05            --           --
  Net realized gains ..........................      0.35           --           --         0.04          0.78         0.78
------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................      0.48         0.10         0.11         0.09          0.78         0.78
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $11.91       $11.54       $10.37        $8.77        $10.65       $13.41
==============================================================================================================================

TOTAL RETURN (A) ..............................     7.30%       12.29%       19.64%      (17.03%)      (15.69%)      11.56%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....      $46           $42       $5,993       $4,227        $5,686       $3,769
  Ratios to average net assets:
    Net investment income (loss)* .............    1.59%         0.93%        0.96%        0.91%         0.67%        0.61%
    Net expenses* .............................    0.93%         0.95%        0.88%        0.77%         0.83%        0.80%
    Gross expenses* ...........................    0.94%         0.99%        0.94%        0.77%         0.84%        0.80%
  Portfolio turnover rate .....................      16%           32%          29%          39%           52%          49%
------------------------------------------------------------------------------------------------------------------------------



See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
 SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE SMALL-CAP VALUE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A

                                                 3/31/05+       9/30/04       9/30/03         9/30/02       9/30/01      9/30/00
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --             --            --             --             --         9/30/98
Net asset value, beginning of period ..........   $14.87        $12.67         $11.49        $13.74         $13.60       $12.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............     0.07         (0.06)         (0.01)        (0.01)          0.05         0.00(d)
  Net realized and unrealized
    gains (losses) on investments .............     1.57          2.26           1.19         (0.11)          0.56         3.10
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................     1.64          2.20           1.18         (0.12)          0.61         3.10
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................      --            --             --           0.05            --           --
  Net realized gains ..........................     2.10           --             --           2.08           0.47         1.66
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................     2.10           --             --           2.13           0.47         1.66
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................   $14.41        $14.87         $12.67        $11.49         $13.74       $13.60
===================================================================================================================================

TOTAL RETURN (A) ..............................   10.94%        17.36%         10.27%        (2.92%)         4.70%       27.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....  $51,148       $48,852        $51,902       $44,547        $32,918      $29,228
  Ratios to average net assets:
   Net investment income (loss)* ..............    0.93%        (0.38%)        (0.06%)       (0.05%)         0.36%        0.02%
   Net expenses* ..............................    1.19%         1.24%          1.24%         1.15%          1.12%        1.10%
   Gross expenses* ............................    1.20%         1.25%          1.24%         1.17%          1.17%        1.11%
  Portfolio turnover rate .....................      24%           93%           122%          138%           146%         219%
-----------------------------------------------------------------------------------------------------------------------------------



GE SMALL-CAP VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B

                                                   3/31/05+     9/30/04      9/30/03       9/30/02       9/30/01        9/30/00
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --           --           --            --            --          9/30/98
Net asset value, beginning of period ..........     $14.22      $12.22        $11.16       $13.44         $13.41        $12.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............       0.02       (0.16)        (0.09)       (0.10)         (0.05)        (0.10)
  Net realized and unrealized
    gains (losses) on investments .............       1.51        2.16          1.15        (0.10)          0.55          3.08
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................       1.53        2.00          1.06        (0.20)          0.50          2.98
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................        --          --            --           --             --            --
  Net realized gains ..........................       2.10         --            --          2.08           0.47          1.66
--------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................       2.10         --            --          2.08           0.47          1.66
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................     $13.65      $14.22        $12.22       $11.16         $13.44        $13.41
===================================================================================================================================

TOTAL RETURN (A) ..............................     10.64%      16.37%         9.50%       (3.58%)         4.00%        26.77%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ....    $11,659     $11,885       $18,694      $15,984        $13,320       $11,853
  Ratios to average net assets:
   Net investment income (loss)* ..............      0.23%      (1.15%)       (0.81%)      (0.80%)        (0.40%)       (0.75%)
   Net expenses* ..............................      1.94%       1.99%         1.99%        1.90%          1.88%         1.85%
   Gross expenses* ............................      1.95%       2.00%         1.99%        1.92%          1.92%         1.86%
  Portfolio turnover rate .....................        24%         93%          122%         138%           146%          219%
--------------------------------------------------------------------------------------------------------------------------------



                                                                           CLASS C (LEVEL LOAD)

                                                3/31/05+      9/30/04      9/30/03      9/30/02       9/30/01       9/30/00
------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                     --            --          --            --            --        9/30/99
Net asset value, beginning of period .........   $14.19       $12.19       $11.14       $13.44        $13.41        $12.09
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........     0.02        (0.16)       (0.09)       (0.10)        (0.06)        (0.10)
  Net realized and unrealized
    gains (losses) on investments ............     1.50         2.16         1.14        (0.09)         0.56          3.08
------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................     1.52         2.00         1.05        (0.19)         0.50          2.98
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................      --           --           --          0.03           --            --
  Net realized gains .........................     2.10          --           --          2.08          0.47          1.66
------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ..........................     2.10          --           --          2.11          0.47          1.66
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............   $13.61       $14.19       $12.19       $11.14        $13.44        $13.41
==============================================================================================================================

TOTAL RETURN (A) .............................   10.59%       16.41%        9.43%       (3.63%)        4.00%        26.77%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...   $9,215       $9,615       $8,945       $5,002          $455          $159
  Ratios to average net assets:
   Net investment income (loss)* .............    0.23%       (1.12%)      (0.83%)      (0.79%)       (0.45%)       (0.76%)
   Net expenses* .............................    1.94%        1.99%        2.01%        1.90%         1.88%         1.85%
   Gross expenses* ...........................    1.95%        2.00%        2.01%        1.97%         1.94%         1.86%
  Portfolio turnover rate ....................      24%          93%         122%         138%          146%          219%
------------------------------------------------------------------------------------------------------------------------------





                                                                                      CLASS Y

                                                  3/31/05+       9/30/04       9/30/03      9/30/02      9/30/01        9/30/00
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                       --            --            --            --           --          9/30/98
Net asset value, beginning of period .........     $15.07       $12.81         $11.59       $13.85        $13.66         $12.18
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ...........       0.09        (0.02)          0.02         0.03          0.09           0.05
  Net realized and unrealized
    gains (losses) on investments ............       1.60         2.28           1.20        (0.12)         0.57           3.09
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................       1.69         2.26           1.22        (0.09)         0.66           3.14
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................        --           --             --          0.09           --             --
  Net realized gains .........................       2.10          --             --          2.08          0.47           1.66
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ..........................       2.10          --             --          2.17          0.47           1.66
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............     $14.66       $15.07         $12.81       $11.59        $13.85         $13.66
==================================================================================================================================

TOTAL RETURN (A) .............................     11.13%       17.64%         10.53%       (2.71%)        5.06%         28.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...    $22,014      $23,144        $19,715       $8,759        $5,892        $10,934
  Ratios to average net assets:
   Net investment income (loss)* .............      1.23%       (0.12%)         0.18%        0.22%         0.65%          0.35%
   Net expenses* .............................      0.95%        0.99%          1.01%        0.90%         0.87%          0.83%
   Gross expenses* ...........................      0.95%        1.00%          1.01%        0.94%         0.91%          0.83%
  Portfolio turnover rate ....................        24%          93%           122%         138%          146%           219%
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
 SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE GLOBAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS A

                                                    3/31/05+      9/30/04       9/30/03      9/30/02        9/30/01      9/30/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --           --             --           --             --        1/5/93
Net asset value, beginning of period ............    $18.13       $16.07        $13.39       $16.58         $27.18        $25.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ..............      0.08         0.04          0.04         0.05           0.08          0.03
  Net realized and unrealized
   gains (losses) on investments ................      1.61         2.05          2.71        (3.16)         (6.26)         3.61
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .........................      1.69         2.09          2.75        (3.11)         (6.18)         3.64
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .........................      0.10         0.03          0.07         0.06            --            --
  Net realized gains                                     --           --            --         0.02           4.42          2.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .............................      0.10         0.03          0.07         0.08           4.42          2.32
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..................    $19.72       $18.13        $16.07       $13.39         $16.58        $27.18
====================================================================================================================================

TOTAL RETURN (A) ................................     9.30%       13.03%        20.56%      (18.89%)       (26.69%)       14.45%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...............................   $31,079      $30,324       $27,864      $25,641        $42,200       $49,784
  Ratios to average net assets:
   Net investment income (loss)* ................     0.80%        0.22%         0.26%        0.30%          0.39%         0.11%
   Net expenses* ................................     1.47%        1.65%         1.50%        1.27%          1.34%         1.31%
   Gross expenses* ..............................     1.49%        1.67%         1.57%        1.27%          1.35%         1.31%
  Portfolio turnover rate .......................       25%          28%           64%          51%            62%           77%
------------------------------------------------------------------------------------------------------------------------------------


GE GLOBAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS B

                                                     3/31/05+      9/30/04       9/30/03     9/30/02       9/30/01      9/30/00
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --            --           --            --          --         12/22/93
Net asset value, beginning of period ............     $16.76       $14.94        $12.48       $15.52       $25.90       $24.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ..............        --         (0.09)        (0.07)       (0.07)       (0.08)       (0.16)
  Net realized and unrealized
   gains (losses) on investments ................       1.49         1.91          2.53        (2.95)       (5.88)        3.46
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .........................       1.49         1.82          2.46        (3.02)       (5.96)        3.30
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .........................        --           --            --           --           --           --
  Net realized gains                                     --           --            --          0.02         4.42         2.32
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .............................        --           --            --          0.02         4.42         2.32
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..................     $18.25       $16.76        $14.94       $12.48       $15.52       $25.90
=================================================================================================================================

TOTAL RETURN (A) ................................      8.89%       12.18%        19.71%      (19.48%)     (27.24%)      13.56%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...............................       $921       $1,047        $1,503         $906       $1,327       $2,384
  Ratios to average net assets:
   Net investment income (loss)* ................      0.06%       (0.51%)       (0.51%)      (0.46%)      (0.42%)      (0.60%)
   Net expenses* ................................      2.22%        2.40%         2.27%        2.03%        2.09%        2.06%
   Gross expenses* ..............................      2.25%        2.42%         2.36%        2.03%        2.10%        2.06%
  Portfolio turnover rate .......................        25%          28%           64%          51%          62%          77%
---------------------------------------------------------------------------------------------------------------------------------




                                                                                 CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------

                                                   3/31/05+       9/30/04       9/30/03       9/30/02       9/30/01      9/30/00
INCEPTION DATE                                          --            --            --            --            --         9/30/99
Net asset value, beginning of period ............    $16.88        $15.04       $12.47        $15.51        $25.90        $24.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ..............       --          (0.09)       (0.07)        (0.06)        (0.07)        (0.13)
  Net realized and unrealized
   gains (losses) on investments ................      1.50          1.93         2.64         (2.96)        (5.90)         3.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .........................      1.50          1.84         2.57         (3.02)        (5.97)         3.30
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .........................       --            --           --            --            --            --
  Net realized gains ............................       --            --           --           0.02          4.42          2.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .............................       --            --           --           0.02          4.42          2.32
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..................    $18.38        $16.88       $15.04        $12.47        $15.51        $25.90
====================================================================================================================================

TOTAL RETURN (A) ................................     8.89%        12.23%       20.61%       (19.50%)      (27.27%)       13.56%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...............................      $349          $423         $326          $293          $279          $180
  Ratios to average net assets:
   Net investment income (loss)* ................     0.05%        (0.51%)      (0.47%)       (0.39%)       (0.36%)       (0.49%)
   Net expenses* ................................     2.22%         2.40%        2.26%         2.02%         2.09%         2.05%
   Gross expenses* ..............................     2.25%         2.42%        2.33%         2.02%         2.10%         2.05%
  Portfolio turnover rate .......................       25%           28%          64%           51%           62%           77%
------------------------------------------------------------------------------------------------------------------------------------




                                                                                       CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------

                                                    3/31/05+        9/30/04      9/30/03       9/30/02      9/30/01       9/30/00
INCEPTION DATE                                           --             --           --            --           --        11/29/93
Net asset value, beginning of period ............     $18.21        $16.14        $13.45       $16.66        $27.22       $25.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ..............       0.10          0.09          0.08         0.09          0.10         0.11
  Net realized and unrealized
   gains (losses) on investments ................       1.61          2.05          2.72        (3.16)        (6.24)        3.59
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .........................       1.71          2.14          2.80        (3.07)        (6.14)        3.70
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .........................      0.15          0.07          0.11         0.12            --           --
  Net realized gains ............................        --            --            --         0.02          4.42         2.32
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .............................       0.15          0.07          0.11         0.14          4.42         2.32
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..................     $19.77        $18.21        $16.14       $13.45        $16.66       $27.22
===================================================================================================================================

TOTAL RETURN (A) ................................      9.40%        13.31%        20.87%      (18.65%)      (26.50%)      14.75%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...............................    $17,451       $16,596       $13,548      $10,516       $13,068      $30,956
  Ratios to average net assets:
   Net investment income (loss)* ................      1.04%         0.49%         0.51%        0.56%         0.48%        0.38%
   Net expenses* ................................      1.22%         1.40%         1.26%        1.02%         1.09%        1.06%
   Gross expenses* ..............................      1.24%         1.42%         1.34%        1.02%         1.10%        1.06%
  Portfolio turnover rate .......................        25%           28%           64%          51%           62%          77%
-----------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                                                      CLASS A

                                                     3/31/05+     9/30/04      9/30/03       9/30/02      9/30/01       9/30/00
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                          --           --            --            --           --        3/2/94
Net asset value, beginning of period ............    $12.73       $10.58        $9.41        $11.87       $19.24        $18.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ..............      0.01         0.09         0.07          0.06         0.11          0.07
  Net realized and unrealized
   gains (losses) on investments ................      1.71         2.11         1.17         (2.44)       (5.64)         1.83
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .........................      1.72         2.20         1.24         (2.38)       (5.53)         1.90
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .........................      0.07         0.05         0.07          0.08          --            --
  Net realized gains ............................       --           --           --            --          1.84          0.99
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .............................      0.07         0.05         0.07          0.08         1.84          0.99
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..................    $14.38       $12.73       $10.58         $9.41       $11.87        $19.24
=================================================================================================================================

TOTAL RETURN (A) ................................    13.56%       20.88%       13.18%       (20.28%)     (31.34%)       10.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...............................   $26,507      $23,144      $19,694       $19,773      $33,328       $40,282
  Ratios to average net assets:
   Net investment income (loss)* ................     0.08%        0.69%        0.75%         0.50%        0.71%         0.33%
   Net expenses* ................................     1.44%        1.58%        1.51%         1.35%        1.34%         1.33%
   Gross expenses* ..............................     1.44%        1.58%        1.51%         1.38%        1.34%         1.33%
  Portfolio turnover rate .......................       36%          31%          68%           53%          68%           76%
---------------------------------------------------------------------------------------------------------------------------------


GE INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         CLASS B

                                                    3/31/05+       9/30/04         9/30/03      9/30/02       9/30/01      9/30/00
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --            --            --            --            --         3/2/94
Net asset value, beginning of period ............     $11.89        $9.92          $8.86       $11.18         $18.36        $17.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ..............      (0.05)       (0.00)(d)      (0.01)       (0.03)         (0.02)        (0.08)
  Net realized and unrealized
   gains (losses) on investments ................       1.61         1.98           1.07        (2.29)         (5.32)         1.77
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .........................       1.56         1.98           1.06        (2.32)         (5.34)         1.69
-----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .........................        --          0.01            --           --             --            --
  Net realized gains ............................        --           --             --           --            1.84          0.99
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .............................        --          0.01            --           --            1.84          0.99
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..................     $13.45       $11.89          $9.92        $8.86         $11.18        $18.36
===================================================================================================================================

TOTAL RETURN (A) ................................     13.12%       19.97%         11.96%      (20.84%)       (31.92%)        9.68%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ...............................     $1,185       $1,286           $954         $784         $1,166        $1,828
  Ratios to average net assets:
   Net investment income (loss)* ................     (0.73%)      (0.02%)        (0.09%)      (0.24%)        (0.13%)       (0.39%)
   Net expenses* ................................      2.19%        2.33%          2.25%        2.10%          2.09%         2.08%
   Gross expenses* ..............................      2.20%        2.33%          2.25%        2.14%          2.09%         2.08%
  Portfolio turnover rate .......................        36%          31%            68%          53%            68%           76%
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                CLASS C (LEVEL LOAD)
------------------------------------------------------------------------------------------------------------------------------------

                                                   3/31/05+      9/30/04       9/30/03       9/30/02         9/30/01       9/30/00
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                        --            --            --             --             --         9/30/99
Net asset value, beginning of period ..........    $11.94         $9.95         $8.85         $11.18         $18.37        $17.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............     (0.04)        (0.01)         0.00(d)       (0.01)         (0.01)        (0.06)
  Net realized and unrealized
   gains (losses) on investments ..............      1.61          2.01          1.12          (2.32)         (5.34)         1.76
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................      1.57          2.00          1.12          (2.33)         (5.35)         1.70
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................      --            0.01          0.02            --             --            --
  Net realized gains ..........................      --             --            --             --            1.84          0.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................      --            0.01          0.02            --            1.84          0.99
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................    $13.51        $11.94         $9.95          $8.85         $11.18        $18.37
====================================================================================================================================

TOTAL RETURN (A) ..............................    13.15%        20.07%        12.62%        (20.91%)       (31.86%)        9.68%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................    $1,178        $1,081        $1,200           $394           $246          $283
  Ratios to average net assets:
   Net investment income (loss)* ..............    (0.68%)       (0.09%)        0.05%         (0.12%)        (0.06%)       (0.29%)
   Net expenses* ..............................     2.18%         2.32%         2.27%          2.10%          2.09%         2.07%
   Gross expenses* ............................     2.19%         2.33%         2.28%          2.15%          2.09%         2.07%
  Portfolio turnover rate .....................       36%           31%           68%            53%            68%           76%
------------------------------------------------------------------------------------------------------------------------------------



                                                                                       CLASS Y
------------------------------------------------------------------------------------------------------------------------------------

                                                   3/31/05+        9/30/04       9/30/03        9/30/02       9/30/01       9/30/00
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                          --            --             --            --             --        3/2/94
Net asset value, beginning of period ..........      $12.85        $10.68          $9.53        $12.02         $19.42       $18.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) ............        0.03          0.12           0.09          0.09           0.16         0.16
  Net realized and unrealized
   gains (losses) on investments ..............        1.72          2.14           1.16         (2.46)         (5.72)        1.81
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................        1.75          2.26           1.25         (2.37)         (5.56)        1.97
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income .......................        0.11          0.09           0.10          0.12             --           --
  Net realized gains ..........................         --            --             --            --            1.84         0.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ...........................        0.11          0.09           0.10          0.12           1.84         0.99
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ................      $14.49        $12.85         $10.68         $9.53         $12.02       $19.42
====================================================================================================================================

TOTAL RETURN (A) ..............................      13.66%        21.22%         13.19%       (20.05%)       (31.22%)      10.77%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .............................     $65,256       $46,942        $37,413       $24,997        $31,781      $38,241
  Ratios to average net assets:
   Net investment income (loss)* ..............       0.36%         0.95%          0.91%         0.75%          1.03%        0.75%
   Net expenses* ..............................       1.18%         1.33%          1.25%         1.10%          1.09%        1.08%
   Gross expenses* ............................       1.18%         1.33%          1.26%         1.14%          1.09%        1.08%
  Portfolio turnover rate .....................         36%           31%            68%           53%            68%          76%
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

GE PREMIER GROWTH EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS A

                                               3/31/05+     9/30/04      9/30/03       9/30/02       9/30/01     9/30/00
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                     --          --            --            --            --      12/31/96
Net asset value, beginning of period .........  $24.71      $23.26       $18.50        $22.63        $31.38       $27.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss (b) ....................    0.11       (0.01)       (0.05)        (0.08)        (0.09)       (0.07)
  Net realized and unrealized
    gains (losses) on investments ............    1.09        1.46         4.81         (3.32)        (7.06)        5.10
---------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................    1.20        1.45         4.76         (3.40)        (7.15)        5.03
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................    0.05          --           --            --            --           --
  Net realized gains                                --          --           --          0.73          1.60         1.15
---------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ..........................    0.05          --           --          0.73          1.60         1.15
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............  $25.86      $24.71       $23.26        $18.50        $22.63       $31.38
===========================================================================================================================

TOTAL RETURN (A) .............................   4.85%       6.23%       25.73%       (15.97%)      (23.94%)      18.61%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...$360,180    $378,947     $243,274      $127,446      $104,215     $128,255
  Ratios to average net assets:
   Net investment loss* ......................   0.81%     (0.04%)       (0.23%)       (0.36%)       (0.32%)      (0.24%)
   Net expenses* .............................   0.96%      1.00%         1.07%         1.05%         1.08%        1.01%
   Gross expenses* ...........................   0.96%      1.00%         1.08%         1.05%         1.10%        1.01%
  Portfolio turnover rate ....................     17%        21%           17%           19%           20%          22%
---------------------------------------------------------------------------------------------------------------------------



GE PREMIER GROWTH EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS B

                                               3/31/05+        9/30/04       9/30/03        9/30/02       9/30/01       9/30/00
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                      --             --            --             --             --      12/31/96
Net asset value, beginning of period .........   $23.29        $22.09         $17.70        $21.84         $30.55       $27.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss (b) ....................     0.01         (0.19)         (0.20)        (0.26)         (0.29)       (0.30)
  Net realized and unrealized
    gains (losses) on investments ............     1.03          1.39           4.59         (3.15)         (6.82)        5.00
-------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ......................     1.04          1.20           4.39         (3.41)         (7.11)        4.70
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income ......................       --            --             --            --             --           --
  Net realized gains                                 --            --             --          0.73           1.60         1.15
-------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS ..........................       --            --             --          0.73           1.60         1.15
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ...............   $24.33        $23.29         $22.09        $17.70         $21.84       $30.55
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .............................    4.47%         5.43%         24.80%       (16.61%)       (24.48%)      17.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...  $33,443       $35,377        $34,657       $25,900        $32,761      $41,795
  Ratios to average net assets:
   Net investment loss* ......................    0.07%        (0.78%)        (0.98%)       (1.13%)        (1.07%)      (0.98%)
   Net expenses* .............................    1.71%         1.75%          1.82%         1.81%          1.83%        1.75%
   Gross expenses* ...........................    1.71%         1.75%          1.82%         1.81%          1.85%        1.75%
  Portfolio turnover rate ....................      17%           21%            17%           19%            20%          22%
-------------------------------------------------------------------------------------------------------------------------------



                                                                         CLASS C (LEVEL LOAD)

                                              3/31/05+     9/30/04      9/30/03    9/30/02     9/30/01     9/30/00
---------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                   --          --           --         --          --        9/30/99
Net asset value, beginning of period .......   $23.30      $22.10      $17.69     $21.84      $30.55       $27.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .........     0.01       (0.19)      (0.20)     (0.23)      (0.29)       (0.31)
  Net realized and unrealized
      gains (losses) on investments ........     1.03        1.39        4.61      (3.19)      (6.82)        5.01
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................     1.04        1.20        4.41      (3.42)      (7.11)        4.70
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................       --          --          --         --          --           --
  Net realized gains .......................       --          --          --       0.73        1.60         1.15
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................       --          --          --       0.73        1.60         1.15
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .............   $24.34      $23.30      $22.10     $17.69      $21.84       $30.55
=====================================================================================================================

TOTAL RETURN (A) ...........................    4.46%       5.43%      24.93%    (16.66%)    (24.48%)      17.66%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .  $68,285     $68,744     $47,482    $14,003      $3,933       $3,134
  Ratios to average net assets:
   Net investment income (loss)* ...........    0.06%      (0.79%)     (0.99%)    (1.04%)     (1.08%)      (0.98%)
   Net expenses* ...........................    1.71%       1.75%       1.83%      1.77%       1.84%        1.75%
   Gross expenses* .........................    1.71%       1.75%       1.84%      1.77%       1.87%        1.75%
  Portfolio turnover rate ..................      17%         21%         17%        19%         20%          22%
---------------------------------------------------------------------------------------------------------------------



                                                                                CLASS Y

                                                3/31/05+      9/30/04     9/30/03     9/30/02    9/30/01       9/30/00
-----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                     --           --          --          --         --         12/31/96
Net asset value, beginning of period .......     $25.13      $23.60       $18.72     $22.84      $31.58       $27.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b) .........       0.13        0.05         0.00(d)   (0.03)      (0.02)        0.00(d)
  Net realized and unrealized
      gains (losses) on investments ........       1.14        1.48         4.88      (3.36)      (7.12)        5.13
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................       1.27        1.53         4.88      (3.39)      (7.14)        5.13
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................       0.15          --           --         --          --           --
  Net realized gains .......................         --          --           --       0.73        1.60         1.15
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................       0.15          --           --       0.73        1.60         1.15
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .............     $26.25      $25.13       $23.60     $18.72      $22.84       $31.58
=======================================================================================================================

TOTAL RETURN (A) ...........................      5.02%       6.48%       26.07%    (15.78%)    (23.75%)      18.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) .   $200,864    $139,864      $93,875    $47,446     $47,064      $33,089
  Ratios to average net assets:
   Net investment income (loss)* ...........      0.93%       0.21%        0.02%     (0.11%)     (0.09%)       0.01%
   Net expenses* ...........................      0.71%       0.75%        0.82%      0.80%       0.84%        0.76%
   Gross expenses* .........................      0.71%       0.75%        0.83%      0.80%       0.87%        0.76%
  Portfolio turnover rate ..................        17%         21%          17%        19%         20%          22%
-----------------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


GE STRATEGIC INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS A

                                              3/31/05+      9/30/04     9/30/03     9/30/02     9/30/01    9/30/00
--------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                   --           --           --          --          --       1/5/93
Net asset value, beginning of period .......   $23.67       $22.19      $19.30      $22.20      $26.86      $25.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ................     0.21         0.30        0.31        0.43        0.58        0.64
  Net realized and unrealized
    gains (losses) on investments ..........     1.05         1.45        2.99       (1.88)      (2.85)       2.69
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................     1.26         1.75        3.30       (1.45)      (2.27)       3.33
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................     0.39         0.27        0.41        0.54        0.64        0.50
  Net realized gains .......................     0.44           --          --        0.91        1.75        1.01
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................     0.83         0.27        0.41        1.45        2.39        1.51
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .............   $24.10       $23.67      $22.19      $19.30      $22.20      $26.86
====================================================================================================================

TOTAL RETURN (A) ...........................    5.23%        7.94%      17.33%      (7.48%)     (9.31%)     13.78%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .......................... $132,795     $128,471    $113,033     $96,111    $104,421    $128,847
  Ratios to average net assets:
   Net investment income* ..................    1.73%        1.28%       1.50%       1.97%       2.35%       2.44%
   Net expenses* ...........................    0.79%        0.81%       0.84%       0.86%       0.86%       0.84%
   Gross expenses* .........................    0.79%        0.81%       0.84%       0.86%       0.86%       0.84%
  Portfolio turnover rate ..................      67%         135%        134%        115%        121%        103%
--------------------------------------------------------------------------------------------------------------------



GE STRATEGIC INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------

                                                                              CLASS B

                                              3/31/05+      9/30/04    9/30/03      9/30/02    9/30/01     9/30/00
------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --           --         --           --         --      12/22/93
Net asset value, beginning of period .......    $22.91      $21.50      $18.69      $21.53      $26.13      $24.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ................      0.12        0.12        0.15        0.26        0.38        0.43
  Net realized and unrealized
    gains (losses) on investments ..........      1.00        1.42        2.90       (1.84)      (2.77)       2.63
------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................      1.12        1.54        3.05       (1.58)      (2.39)       3.06
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................      0.19        0.13        0.24        0.35        0.46        0.37
  Net realized gains .......................      0.44          --          --        0.91        1.75        1.01
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................      0.63        0.13        0.24        1.26        2.21        1.38
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .............    $23.40      $22.91      $21.50      $18.69      $21.53      $26.13
==================================================================================================================

TOTAL RETURN (A) ...........................     4.86%       7.15%      16.45%      (8.19%)    (10.00%)     12.94%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..........................   $18,874     $20,077     $17,297     $15,215     $19,353     $21,225
  Ratios to average net assets:
   Net investment income* ..................     0.98%       0.53%       0.75%       1.20%       1.60%       1.69%
   Net expenses* ...........................     1.54%       1.56%       1.59%       1.61%       1.61%       1.59%
   Gross expenses* .........................     1.55%       1.56%       1.59%       1.61%       1.61%       1.59%
  Portfolio turnover rate ..................       67%        135%        134%        115%        121%        103%
------------------------------------------------------------------------------------------------------------------

                                                                   CLASS C  (LEVEL LOAD)

                                            3/31/05+     9/30/04     9/30/03     9/30/02     9/30/01     9/30/00
-------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --          --           --          --          --        9/30/99
Net asset value, beginning of period ....... $22.51      $21.18      $18.44      $21.31      $25.91       $24.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ................   0.11        0.13        0.15        0.26        0.37         0.46
  Net realized and unrealized
   gains (losses) on investments ...........   0.99        1.39        2.89       (1.84)      (2.71)        2.55
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................   1.10        1.52        3.04       (1.58)      (2.34)        3.01
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................   0.26        0.19        0.30        0.38        0.51         0.54
  Net realized gains .......................   0.44          --          --        0.91        1.75         1.01
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................   0.70        0.19        0.30        1.29        2.26         1.55
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............. $22.91      $22.51      $21.18      $18.44      $21.31       $25.91
===================================================================================================================

TOTAL RETURN (A) ...........................  4.87%       7.14%      16.62%      (8.21%)    (10.00%)      12.76%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..........................$16,734     $15,743      $5,355      $2,904      $2,778       $2,271
  Ratios to average net assets:
   Net investment income* ..................  0.97%       0.57%       0.74%       1.23%       1.59%        1.80%
   Net expenses* ...........................  1.54%       1.55%       1.58%       1.61%       1.61%        1.59%
   Gross expenses* .........................  1.55%       1.56%       1.58%       1.61%       1.61%        1.59%
  Portfolio turnover rate ..................    67%        135%        134%        115%        121%         103%
-------------------------------------------------------------------------------------------------------------------



                                                                          CLASS Y

                                              3/31/05+     9/30/04   9/30/03     9/30/02    9/30/01     9/30/00
---------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --          --        --          --         --      11/29/93
Net asset value, beginning of period .......    $23.74     $22.24     $19.34     $22.25      $26.92      $25.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ................      0.25       0.36       0.36       0.49        0.63        0.70
  Net realized and unrealized
   gains (losses) on investments ...........      1.03       1.47       3.01      (1.90)      (2.85)       2.70
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................      1.28       1.83       3.37      (1.41)      (2.22)       3.40
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................      0.45       0.33       0.47       0.59        0.70        0.57
  Net realized gains .......................      0.44         --         --       0.91        1.75        1.01
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................      0.89       0.33       0.47       1.50        2.45        1.58
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .............    $24.13     $23.74     $22.24     $19.34      $22.25      $26.92
===============================================================================================================

TOTAL RETURN (A) ...........................     5.36%      8.22%     17.65%     (7.27%)     (9.10%)     14.06%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..........................   $96,887   $107,340   $103,532    $78,294     $82,850     $70,334
  Ratios to average net assets:
   Net investment income* ..................     2.01%      1.52%      1.75%      2.22%       2.59%       2.69%
   Net expenses* ...........................     0.54%      0.56%      0.59%      0.61%       0.62%       0.59%
   Gross expenses* .........................     0.54%      0.56%      0.59%      0.61%       0.62%       0.59%
  Portfolio turnover rate ..................       67%       135%       134%       115%        121%        103%
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


GE GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A

                                             3/31/05+     9/30/04       9/30/03     9/30/02      9/30/01     9/30/00
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --          --            --          --           --        9/8/93
Net asset value, beginning of period .......   $8.79       $8.90        $8.94       $8.54        $8.06        $8.14
INCOME (LOSS) FROM  INVESTMENT OPERATIONS:
  Net investment income (b) ................    0.13        0.25         0.30        0.35         0.46         0.52
  Net realized and unrealized
   gains (losses) on investments ...........   (0.13)      (0.11)       (0.04)       0.42         0.50        (0.02)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................      --        0.14         0.26        0.77         0.96         0.50
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................    0.13        0.25         0.30        0.37         0.48(c)      0.58
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................    0.13        0.25         0.30        0.37         0.48         0.58
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .............   $8.66       $8.79        $8.90       $8.94        $8.54        $8.06
======================================================================================================================

TOTAL RETURN (A) ...........................   0.02%       1.60%        2.95%       9.38%       12.16%        6.48%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..........................$160,338    $169,373     $194,705    $204,181     $174,496     $102,907
  Ratios to average net assets:
   Net investment income* ..................   3.05%       2.80%        3.36%       4.13%        5.59%        6.53%
   Net expenses* ...........................   0.86%       0.95%        0.87%       0.85%        0.85%        0.85%
   Gross expenses* .........................   0.87%       0.96%        0.87%       0.85%        0.92%        0.99%
  Portfolio turnover rate ..................     64%        217%         151%        182%         189%          79%
----------------------------------------------------------------------------------------------------------------------




GE GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------

                                                                             CLASS B

                                               3/31/05+      9/30/04    9/30/03     9/30/02    9/30/01    9/30/00
-----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --           --         --          --         --       4/22/87
Net asset value, beginning of period .......     $8.86       $8.98       $9.01      $8.61       $8.12       $8.20
INCOME (LOSS) FROM  INVESTMENT OPERATIONS:
  Net investment income (b) ................      0.10        0.18        0.24       0.28        0.41        0.47
  Net realized and unrealized
   gains (losses) on investments ...........     (0.12)      (0.12)      (0.04)      0.43        0.50       (0.03)
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ....................     (0.02)       0.06        0.20       0.71        0.91        0.44
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................      0.10        0.18        0.23       0.31        0.42(c)     0.52
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................      0.10        0.18        0.23       0.31        0.42        0.52
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD .............     $8.74       $8.86       $8.98      $9.01       $8.61       $8.12
=================================================================================================================

TOTAL RETURN (A) ...........................    (0.23%)      0.74%       2.31%      8.41%      11.52%       5.56%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..........................    $2,692      $5,159      $8,366    $16,462     $58,838    $135,488
  Ratios to average net assets:
   Net investment income* ..................     2.28%       2.04%       2.68%      3.31%       4.90%       5.83%
   Net expenses* ...........................     1.62%       1.70%       1.62%      1.60%       1.60%       1.60%
   Gross expenses* .........................     1.64%       1.71%       1.62%      1.64%       1.70%       1.72%
  Portfolio turnover rate ..................       64%        217%        151%       182%        189%         79%
-----------------------------------------------------------------------------------------------------------------


                                                                CLASS C (LEVEL LOAD)

                                           3/31/05+   9/30/04   9/30/03    9/30/02    9/30/01     9/30/00
-----------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --        --        --         --         --       9/30/99
Net asset value, beginning of period ....... $8.89     $9.00     $9.04      $8.64      $8.14        $8.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ................  0.10      0.18      0.24       0.30       0.41         0.47
  Net realized and unrealized
   gains (losses) on investments ........... (0.12)    (0.11)    (0.05)      0.41       0.51         0.01
-----------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS .................... (0.02)     0.07      0.19       0.71       0.92         0.48
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ....................  0.10      0.18      0.23       0.31       0.42(c)      0.54
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ........................  0.10      0.18      0.23       0.31       0.42         0.54
-----------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............. $8.77     $8.89     $9.00      $9.04      $8.64        $8.14
===========================================================================================================

TOTAL RETURN (A) ...........................(0.22)%    0.85%     2.19%      8.38%     11.63%        6.08%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ..........................  $578      $777    $1,047     $1,142       $122          $10
  Ratios to average net assets:
   Net investment income* .................. 2.28%     2.04%     2.61%      3.40%      4.91%        5.95%
   Net expenses* ........................... 1.61%     1.70%     1.62%      1.57%      1.60%        1.60%
   Gross expenses* ......................... 1.64%     1.71%     1.62%      1.57%      1.64%        1.71%
  Portfolio turnover rate ..................   64%      217%      151%       182%       189%          79%
-----------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


GE SHORT-TERM GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------------------

                                                                         CLASS A

                                           3/31/05+    9/30/04      9/30/03     9/30/02      9/30/01     9/30/00
-------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --         --           --          --           --        3/2/94
Net asset value, beginning of period ...... $11.67     $12.04      $12.21      $12.17       $11.68       $11.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............   0.23       0.36        0.34        0.57         0.65         0.65
  Net realized and unrealized
   gains (losses) on investments ..........  (0.25)     (0.25)      (0.09)       0.11         0.50        (0.01)(e)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS ...................  (0.02)      0.11        0.25        0.68         1.15         0.64
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................   0.21       0.36        0.41        0.59         0.66         0.66
  Net realized gains ......................     --       0.09        0.01        0.05           --         0.01
  Return of capital .......................     --       0.03          --          --           --           --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................   0.21       0.48        0.42        0.64         0.66         0.67
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............ $11.44     $11.67      $12.04      $12.21       $12.17       $11.68
===================================================================================================================

TOTAL RETURN (A) .......................... (0.20)%     0.91%       2.06%       5.65%       10.10%        5.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .........................$46,228    $53,825     $64,054     $54,089      $27,798      $22,016
  Ratios to average net assets:
   Net investment income* .................  3.87%      3.02%       2.82%       4.70%        5.50%        5.63%
   Net expenses* ..........................  0.77%      0.75%       0.73%       0.70%        0.70%        0.68%
   Gross expenses* ........................  0.85%      0.86%       0.80%       0.78%        0.88%        0.74%
  Portfolio turnover rate .................    27%        89%        110%         42%          79%         170%
-------------------------------------------------------------------------------------------------------------------





GE SHORT-TERM GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------

                                                                          CLASS B

                                            3/31/05+     9/30/04    9/30/03     9/30/02    9/30/01   9/30/00
------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --          --         --          --         --       3/2/94
Net asset value, beginning of period ......  $11.65     $12.02      $12.19     $12.16      $11.66     $11.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............    0.19       0.29        0.27       0.50        0.56       0.57
  Net realized and unrealized
   gains (losses) on investments ..........   (0.25)     (0.25)      (0.10)      0.10        0.52      (0.01)(e)
------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS ...................   (0.06)      0.04        0.17       0.60        1.08       0.56
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................    0.17       0.29        0.33       0.52        0.58       0.59
  Net realized gains ......................      --       0.09        0.01       0.05          --       0.01
  Return of capital .......................      --       0.03          --         --          --         --
------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................    0.17       0.41        0.34       0.57        0.58       0.60
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............  $11.42     $11.65      $12.02     $12.19      $12.16     $11.66
============================================================================================================

TOTAL RETURN (A) ..........................  (0.50)%     0.30%       1.45%      4.94%       9.55%      4.95%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .........................  $4,669     $5,044      $5,206     $3,399        $972       $347
  Ratios to average net assets:
   Net investment income* .................   3.27%      2.44%       2.20%      4.11%       4.77%      4.94%
   Net expenses* ..........................   1.37%      1.35%       1.32%      1.30%       1.30%      1.28%
   Gross expenses* ........................   1.45%      1.46%       1.40%      1.41%       1.44%      1.35%
  Portfolio turnover rate .................     27%        89%        110%        42%         79%       170%
------------------------------------------------------------------------------------------------------------

                                                                  CLASS C (LEVEL LOAD)

                                           3/31/05+    9/30/04     9/30/03    9/30/02     9/30/01    9/30/00
---------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                --         --          --         --          --       9/30/99
Net asset value, beginning of period ...... $11.65     $12.02     $12.19     $12.16      $11.66      $11.70
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............   0.18       0.26       0.24       0.48        0.52        0.56
  Net realized and unrealized
   gains (losses) on investments ..........  (0.25)     (0.24)     (0.09)      0.10        0.55       (0.02)(e)
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS ...................  (0.07)      0.02       0.15       0.58        1.07        0.54
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................   0.16       0.27       0.31       0.50        0.57        0.57
  Net realized gains ......................     --       0.09       0.01       0.05          --        0.01
  Return of capital .......................     --       0.03         --         --          --          --
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................   0.16       0.39       0.32       0.55        0.57        0.58
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............ $11.42     $11.65     $12.02     $12.19      $12.16      $11.66
===============================================================================================================

TOTAL RETURN (A) .......................... (0.58)%     0.14%      1.29%      4.78%       9.38%       4.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ......................... $6,389     $7,591     $8,281     $3,762        $767        $121
  Ratios to average net assets:
   Net investment income* .................  3.11%      2.24%      1.99%      3.94%       4.41%       4.93%
   Net expenses* ..........................  1.52%      1.50%      1.47%      1.44%       1.45%       1.43%
   Gross expenses* ........................  1.61%      1.61%      1.55%      1.57%       1.62%       1.48%
  Portfolio turnover rate .................    27%        89%       110%        42%         79%        170%
---------------------------------------------------------------------------------------------------------------

                                                                           CLASS Y

                                            3/31/05+     9/30/04     9/30/03     9/30/02    9/30/01     9/30/00
---------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --           --          --          --         --        3/2/94
Net asset value, beginning of period ......  $11.63      $12.00       $12.17     $12.13      $11.67      $11.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............    0.25        0.38         0.40       0.59        0.75        0.74
  Net realized and unrealized
   gains (losses) on investments ..........   (0.26)      (0.23)       (0.12)      0.12        0.40       (0.08)(e)
---------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS ...................   (0.01)       0.15         0.28       0.71        1.15        0.66
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................    0.22        0.40         0.44       0.62        0.69        0.69
  Net realized gains ......................      --        0.09         0.01       0.05          --        0.01
  Return of capital .......................      --        0.03           --         --          --          --
---------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................    0.22        0.52         0.45       0.67        0.69        0.70
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............  $11.40      $11.63       $12.00     $12.17      $12.13      $11.67
===============================================================================================================

TOTAL RETURN (A) .......................... (0.08)%       1.26%        2.32%      6.06%      10.11%       5.85%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .........................  $8,081      $7,821       $1,160     $3,272      $2,194     $49,358
  Ratios to average net assets:
   Net investment income* .................   4.12%       3.41%        3.33%      4.95%       6.36%       6.34%
   Net expenses* ..........................   0.52%       0.50%        0.47%      0.45%       0.42%       0.42%
   Gross expenses* ........................   0.60%       0.62%        0.52%      0.54%       0.44%       0.42%
  Portfolio turnover rate .................     27%         89%         110%        42%         79%        170%
---------------------------------------------------------------------------------------------------------------


See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


GE TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------------------------

                                                                          CLASS A

                                            3/31/05+     9/30/04    9/30/03     9/30/02     9/30/01    9/30/00
----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --          --          --         --          --       9/8/93
Net asset value, beginning of period ......  $12.04      $12.19     $12.21      $11.75      $11.16     $11.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............    0.23        0.43       0.44        0.47        0.53       0.53
  Net realized and unrealized
   gains (losses) on investments ..........   (0.30)      (0.15)     (0.02)       0.47        0.59       0.02
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...................   (0.07)       0.28       0.42        0.94        1.12       0.55
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................    0.22        0.43       0.44        0.48        0.53       0.53
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................    0.22        0.43       0.44        0.48        0.53       0.53
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............  $11.75      $12.04     $12.19      $12.21      $11.75     $11.16
================================================================================================================

TOTAL RETURN (A) ..........................  (0.57%)      2.37%      3.54%       8.29%      10.27%      5.12%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) ......................... $34,252     $40,638    $41,541     $36,512     $26,304    $19,543
  Ratios to average net assets:
   Net investment income* .................   3.75%       3.58%      3.59%       4.03%       4.62%      4.81%
   Net expenses* ..........................   0.87%       0.87%      0.85%       0.85%       0.80%      0.85%
   Gross expenses* ........................   0.97%       0.90%      0.86%       0.86%       0.83%      0.99%
  Portfolio turnover rate .................      9%         17%        30%         32%         12%        45%
----------------------------------------------------------------------------------------------------------------





GE TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------------------------

                                                                         CLASS B

                                             3/31/05+    9/30/04     9/30/03    9/30/02    9/30/01    9/30/00
-------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --         --          --          --         --       9/8/93
Net asset value, beginning of period ......   $12.04     $12.18      $12.21     $11.75      $11.16     $11.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............     0.18       0.34        0.35       0.39        0.45       0.45
  Net realized and unrealized
   gains (losses) on investments ..........    (0.29)     (0.14)      (0.03)      0.47        0.59       0.03
-------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...................    (0.11)      0.20        0.32       0.86        1.04       0.48
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................     0.18       0.34        0.35       0.40        0.45       0.45
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................     0.18       0.34        0.35       0.40        0.45       0.45
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............   $11.75     $12.04      $12.18     $12.21      $11.75     $11.16
=============================================================================================================

TOTAL RETURN (A) ..........................   (0.94%)     1.69%       2.69%      7.49%       9.44%      4.43%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .........................   $2,102     $2,582      $3,779     $4,108      $4,739     $5,397
  Ratios to average net assets:
   Net investment income* .................    2.99%      2.82%       2.89%      3.31%       3.88%      4.07%
   Net expenses* ..........................    1.62%      1.62%       1.60%      1.59%       1.55%      1.60%
   Gross expenses* ........................    1.72%      1.66%       1.61%      1.60%       1.59%      1.74%
  Portfolio turnover rate .................       9%        17%         30%        32%         12%        45%
-------------------------------------------------------------------------------------------------------------

                                                                     CLASS C (LEVEL LOAD)

                                            3/31/05+     9/30/04     9/30/03    9/30/02     9/30/01    9/30/00
-----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --          --          --         --          --       9/30/99
Net asset value, beginning of period ......   $12.04      $12.18     $12.21     $11.75      $11.16      $11.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............     0.18        0.34       0.35       0.35        0.45        0.44
  Net realized and unrealized gains
   (losses) on investments ................    (0.29)      (0.14)     (0.03)      0.50        0.59        0.04
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...................    (0.11)       0.20       0.32       0.85        1.04        0.48
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................     0.18        0.34       0.35       0.39        0.45        0.45
-----------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .......................     0.18        0.34       0.35       0.39        0.45        0.45
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............   $11.75      $12.04     $12.18     $12.21      $11.75      $11.16
=================================================================================================================

TOTAL RETURN (A) ..........................   (0.94%)      1.69%      2.77%      7.37%       9.44%       4.43%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .........................   $1,424      $1,771     $2,711     $3,364        $115        $105
  Ratios to average net assets:
   Net investment income* .................    3.00%       2.83%      2.90%      2.92%       3.88%       4.06%
   Net expenses* ..........................    1.62%       1.62%      1.60%      1.60%       1.55%       1.60%
   Gross expenses* ........................    1.73%       1.66%      1.60%      1.69%       1.59%       1.73%
  Portfolio turnover rate .................       9%         17%        30%        32%         12%         45%
-----------------------------------------------------------------------------------------------------------------



                                                                              CLASS Y

                                               3/31/05+      9/30/04    9/30/03       9/30/02     9/30/01    9/30/00
--------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --           --         --            --          --       9/26/97
Net asset value, beginning of period ......     $13.04      $13.18      $12.70       $12.22       $11.61      $11.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............       0.26        0.50        0.48         0.53         0.58        0.58
  Net realized and unrealized gains
   (losses) on investments ................      (0.31)      (0.14)       0.50**       0.48         0.61        0.03
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...................      (0.05)       0.36        0.98         1.01         1.19        0.61
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................       0.26        0.50        0.50**       0.53         0.58        0.58
--------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS .......................       0.26        0.50        0.50         0.53         0.58        0.58
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............     $12.73      $13.04      $13.18       $12.70       $12.22      $11.61
====================================================================================================================

TOTAL RETURN (A) ..........................     (0.41%)      2.81%       7.88%**      8.56%       10.50%       5.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .........................        $33         $33        $287          $30          $28         $25
  Ratios to average net assets:
   Net investment income* .................      3.99%       3.81%       3.70%        4.31%        4.88%       5.07%
   Net expenses* ..........................      0.61%       0.62%       0.62%        0.60%        0.55%       0.59%
   Gross expenses* ........................      0.71%       0.66%       0.63%        0.61%        0.58%       0.73%
  Portfolio turnover rate .................         9%         17%         30%          32%          12%         45%
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


GE FIXED INCOME FUND
-------------------------------------------------------------------------------------------------------------------

                                                                           CLASS A

                                             3/31/05+     9/30/04    9/30/03     9/30/02     9/30/01    9/30/00
-------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --          --          --          --          --       1/5/93
Net asset value, beginning of period ......   $12.56      $12.78     $12.75      $12.41      $11.72      $11.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............     0.22        0.41       0.41        0.55        0.67        0.70
  Net realized and unrealized
   gains (losses) on investments ..........    (0.21)      (0.04)      0.16        0.35        0.72       (0.03)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...................     0.01        0.37       0.57        0.90        1.39        0.67
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................     0.22        0.42       0.44        0.56        0.70        0.71
  Net realized gains ......................     0.23        0.17       0.10          --          --          --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................     0.45        0.59       0.54        0.56        0.70        0.71
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............   $12.12      $12.56     $12.78      $12.75      $12.41      $11.72
===================================================================================================================

TOTAL RETURN (A) ..........................    0.00%       2.99%      4.58%       7.62%      12.12%       5.94%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)  $146,297    $153,014   $167,091    $143,442    $129,413    $100,745
  Ratios to average net assets:
   Net investment income* .................    3.56%       3.30%      3.20%       4.45%       5.54%       6.04%
   Net expenses* ..........................    0.80%       0.78%      0.78%       0.80%       0.80%       0.80%
   Gross expenses* ........................    0.81%       0.79%      0.78%       0.82%       0.81%       0.80%
  Portfolio turnover rate .................     158%        363%       381%        308%        270%        219%
-------------------------------------------------------------------------------------------------------------------



GE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------

                                                                            CLASS B

                                              3/31/05+    9/30/04     9/30/03      9/30/02   9/30/01     9/30/00
----------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --         --          --           --        --      12/22/93
Net asset value, beginning of period ......     $12.56    $12.78       $12.76      $12.41     $11.73      $11.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............       0.17      0.32         0.31        0.46       0.58        0.61
  Net realized and unrealized
   gains (losses) on investments ..........      (0.21)    (0.04)        0.15        0.36       0.71       (0.03)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...................      (0.04)     0.28         0.46        0.82       1.29        0.58
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................       0.17      0.33         0.34        0.47       0.61        0.62
  Net realized gains ......................       0.23      0.17         0.10          --         --          --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................       0.40      0.50         0.44        0.47       0.61        0.62
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............     $12.12    $12.56       $12.78      $12.76     $12.41      $11.73
================================================================================================================

TOTAL RETURN (A) ..........................     (0.37%)    2.22%        3.71%       6.73%     11.26%       5.15%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)      $2,955    $3,208       $3,555      $3,242     $2,501      $2,042
  Ratios to average net assets:
   Net investment income* .................      2.81%     2.55%        2.45%       3.72%      4.78%       5.24%
   Net expenses* ..........................      1.55%     1.53%        1.53%       1.55%      1.55%       1.55%
   Gross expenses* ........................      1.56%     1.54%        1.54%       1.57%      1.56%       1.55%
  Portfolio turnover rate .................       158%      363%         381%        308%       270%        219%
----------------------------------------------------------------------------------------------------------------



                                                                  CLASS C (LEVEL LOAD)

                                            3/31/05+    9/30/04    9/30/03     9/30/02    9/30/01      9/30/00
-------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                 --         --          --          --          --        9/30/99
Net asset value, beginning of period ......  $12.57     $12.79     $12.76      $12.41      $11.73       $11.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............    0.17       0.32       0.30        0.46        0.58         0.62
  Net realized and unrealized
   gains (losses) on investments ..........   (0.21)     (0.04)      0.17        0.36        0.71        (0.04)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...................   (0.04)      0.28       0.47        0.82        1.29         0.58
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................    0.17       0.33       0.34        0.47        0.61         0.62
  Net realized gains ......................    0.23       0.17       0.10          --          --           --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................    0.40       0.50       0.44        0.47        0.61         0.62
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............  $12.13     $12.57     $12.79      $12.76      $12.41       $11.73
===================================================================================================================

TOTAL RETURN (A) ..........................  (0.37%)     2.22%      3.78%       6.82%      11.28%        5.15%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .........................  $1,695     $2,681     $3,274      $1,712        $305         $298
  Ratios to average net assets:
   Net investment income* .................   2.82%      2.55%      2.36%       3.64%       4.82%        5.40%
   Net expenses* ..........................   1.55%      1.53%      1.52%       1.54%       1.55%        1.55%
   Gross expenses* ........................   1.57%      1.54%      1.53%       1.58%       1.56%        1.55%
  Portfolio turnover rate .................    158%       363%       381%        308%        270%         219%
-------------------------------------------------------------------------------------------------------------------


                                                                              CLASS Y

                                               3/31/05+      9/30/04    9/30/03      9/30/02     9/30/01    9/30/00
-------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --           --         --           --          --      11/29/93
Net asset value, beginning of period ......     $12.55      $12.77      $12.75      $12.40       $11.71      $11.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b) ...............       0.24        0.44        0.44        0.59         0.70        0.74
  Net realized and unrealized
   gains (losses) on investments ..........      (0.22)      (0.04)       0.15        0.35         0.72       (0.05)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ...................       0.02        0.40        0.59        0.94         1.42        0.69
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................       0.23        0.45        0.47        0.59         0.73        0.74
  Net realized gains ......................       0.23        0.17        0.10          --           --          --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................       0.46        0.62        0.57        0.59         0.73        0.74
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............     $12.11      $12.55      $12.77      $12.75       $12.40      $11.71
===================================================================================================================

TOTAL RETURN (A) ..........................      0.12%       3.24%       4.75%       7.81%       12.49%       6.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands) .........................    $84,675     $94,622    $110,539     $86,653      $78,626     $59,259
  Ratios to average net assets:
   Net investment income* .................      3.81%       3.55%       3.45%       4.75%        5.77%       6.34%
   Net expenses* ..........................      0.55%       0.53%       0.53%       0.55%        0.55%       0.55%
   Gross expenses* ........................      0.56%       0.54%       0.53%       0.57%        0.56%       0.55%
  Portfolio turnover rate .................       158%        363%        381%        308%         270%        219%
-------------------------------------------------------------------------------------------------------------------



See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


GE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------

                                             3/31/05+     9/30/04      9/30/03      9/30/02     9/30/01   9/30/00
------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                  --          --           --           --          --       1/5/93
Net asset value, beginning of period ......    $1.00       $1.00       $1.00        $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................     0.01        0.01        0.01(b)      0.02(b)     0.05        0.06
------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ...     0.01        0.01        0.01         0.02        0.05        0.06
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ...................     0.01        0.01        0.01         0.02        0.05        0.06
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .......................     0.01        0.01        0.01         0.02        0.05        0.06
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ............    $1.00       $1.00       $1.00        $1.00       $1.00       $1.00
==================================================================================================================

TOTAL RETURN (A) ..........................    0.91%       0.89%       0.96%        1.68%       4.86%       5.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)  $217,785    $234,979    $269,533     $255,169    $278,435    $268,886
  Ratios to average net assets:
   Net investment income* .................    1.82%       0.85%       0.94%        1.69%       4.75%       5.69%
   Net expenses* ..........................    0.40%       0.35%       0.41%        0.45%       0.49%       0.50%
    Gross expenses* .......................    0.41%       0.35%       0.41%        0.45%       0.50%       0.50%
------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights


(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Net investment income per share is based on average shares outstanding during the period.

(c) Certain reclassifications were made to the prior periods' Financial Highlights of GE Government Securities Fund relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.

(d) Less than $0.01 per share.

*    Annualized for periods less than one year.

** The Fund recorded an accounting adjustment for $1,100 in 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y Shares would have been 3.80%. The Fund's net realized and unrealized gains (losses) on investments and distributions from net investment income would have been (0.01) per share without this adjustment.

+    Unaudited.


See Notes to Financial Statements.

Statements of Assets
and Liabilities MARCH 31, 2005 (UNAUDITED)

                                                                                          GE                             GE
                                                                                        U.S.                          VALUE
                                                                                      EQUITY                         EQUITY
                                                                                        FUND                           FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market** (cost $611,987,465;
      $51,075,900; $76,933,962; $43,383,700; $77,064,484; and
      $596,053,053, respectively) ...........................................  $675,992,388                     $58,706,098
   Short-term investments (at amortized cost) ...............................    11,774,239                          35,808
   Short-term affiliated investments (at amortized cost) ....................    11,951,894                       1,131,989
   Restricted cash*** .......................................................            --                              --
   Foreign currency (cost $0; $0; $0; $51,580; $506,842;
      and $0, respectively) .................................................            --                              --
   Receivable for investments sold ..........................................    26,266,941                         555,201
   Income receivables .......................................................       740,772                          81,646
   Receivable for fund shares sold ..........................................       431,358                           9,350
   Variation margin receivable ..............................................            --                              --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ..........................................................   727,157,592                      60,520,092
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .................................    11,289,239                          35,808
   Payable for investments purchased ........................................     4,140,373                         504,122
   Payable for fund shares redeemed .........................................    28,510,805                          56,364
   Payable to GEAM ..........................................................       322,331                          57,591
   Variation margin payable .................................................         4,921                             375
   Options written, at market (premium received $0;
      $0; $37,073; $0; $0; and $0, respectively) ............................            --                              --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .....................................................    44,267,669                         654,260
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS .................................................................   682,889,923                      59,865,832
=================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..........................................................   623,372,546                      51,174,718
   Undistributed net investment income ......................................     5,264,828                         154,928
   Accumulated net realized gain (loss) .....................................    (9,769,257)                        907,313
NET UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ...........................................................    64,004,923                       7,630,198
      Futures ...............................................................        16,883                          (1,325)
      Written options .......................................................            --                              --
      Foreign currency related transactions .................................            --                              --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..................................................................  $682,889,923                     $59,865,832
=================================================================================================================================
CLASS A:
Net assets ..................................................................  $350,452,123                     $49,606,431
Shares outstanding ($.001 par value; unlimited shares authorized) ...........    12,584,153                       4,395,415
Net asset value per share ...................................................        $27.85                          $11.29
Maximum offering price per share ............................................        $29.55                          $11.98
CLASS B:
Net assets ..................................................................   $16,229,792                      $8,419,812
Shares outstanding ($.001 par value; unlimited shares authorized) ...........       608,924                         776,755
Net asset value per share* ..................................................        $26.65                          $10.84
CLASS C: (LEVEL LOAD)
Net assets ..................................................................   $10,684,120                      $1,793,698
Shares outstanding ($.001 par value; unlimited shares authorized) ...........       405,145                         166,130
Net asset value per share* ..................................................        $26.37                          $10.80
CLASS Y:
Net assets ..................................................................  $305,523,888                         $45,891
Shares outstanding ($.001 par value; unlimited shares authorized) ...........    11,011,090                           3,852
Net asset value per share ...................................................        $27.75                          $11.91



                                                                                         GE                             GE
                                                                                   SMALL-CAP                         GLOBAL
                                                                                VALUE EQUITY                         EQUITY
                                                                                        FUND                           FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market** (cost $611,987,465;
      $51,075,900; $76,933,962; $43,383,700; $77,064,484; and
      $596,053,053, respectively) ...........................................    $93,472,745                     $50,221,196
   Short-term investments (at amortized cost) ...............................     12,909,915                       7,682,014
   Short-term affiliated investments (at amortized cost) ....................        814,858                         494,281
   Restricted cash*** .......................................................             --                              --
   Foreign currency (cost $0; $0; $0; $51,580; $506,842;
      and $0, respectively) .................................................             --                          51,744
   Receivable for investments sold ..........................................        311,635                         195,476
   Income receivables .......................................................         78,641                         122,101
   Receivable for fund shares sold ..........................................         57,773                           7,454
   Variation margin receivable ..............................................             --                             134
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ..........................................................    107,645,567                      58,774,400
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .................................     12,909,915                       7,682,014
   Payable for investments purchased ........................................        469,121                         205,418
   Payable for fund shares redeemed .........................................        152,806                       1,033,274
   Payable to GEAM ..........................................................         75,817                          54,753
   Variation margin payable .................................................             --                              --
   Options written, at market (premium received $0;
      $0; $37,073; $0; $0; and $0, respectively) ............................          1,905                              --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .....................................................     13,609,564                       8,975,459
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS .................................................................     94,036,003                      49,798,941
=================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..........................................................     75,871,844                      53,377,396
   Undistributed net investment income ......................................        458,078                          72,161
   Accumulated net realized gain (loss) .....................................      1,132,130                     (10,487,295)
NET UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ...........................................................     16,538,783                       6,837,496
      Futures ...............................................................             --                          (1,654)
      Written options .......................................................         35,168                              --
      Foreign currency related transactions .................................             --                             837
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..................................................................    $94,036,003                     $49,798,941
=================================================================================================================================
CLASS A:
Net assets ..................................................................    $51,147,504                     $31,079,021
Shares outstanding ($.001 par value; unlimited shares authorized) ...........      3,548,433                       1,576,363
Net asset value per share ...................................................         $14.41                          $19.72
Maximum offering price per share ............................................         $15.29                          $20.92
CLASS B:
Net assets ..................................................................     11,658,959                        $920,638
Shares outstanding ($.001 par value; unlimited shares authorized) ...........        854,425                          50,434
Net asset value per share* ..................................................         $13.65                          $18.25
CLASS C: (LEVEL LOAD)
Net assets ..................................................................     $9,215,436                        $348,613
Shares outstanding ($.001 par value; unlimited shares authorized) ...........        677,187                          18,967
Net asset value per share* ..................................................         $13.61                          $18.38
CLASS Y:
Net assets ..................................................................    $22,014,104                     $17,450,669
Shares outstanding ($.001 par value; unlimited shares authorized) ...........      1,501,660                         882,551
Net asset value per share ...................................................         $14.66                          $19.77



                                                                                            GE                             GE
                                                                                 INTERNATIONAL                        PREMIER
                                                                                        EQUITY                         GROWTH
                                                                                          FUND                    EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market** (cost $611,987,465;
      $51,075,900; $76,933,962; $43,383,700; $77,064,484; and
      $596,053,053, respectively) ...........................................      $92,022,117                    $640,554,089
   Short-term investments (at amortized cost) ...............................       26,864,721                       6,082,786
   Short-term affiliated investments (at amortized cost) ....................          613,114                      24,323,939
   Restricted cash*** .......................................................          151,758                              --
   Foreign currency (cost $0; $0; $0; $51,580; $506,842;
      and $0, respectively) .................................................          507,777                              --
   Receivable for investments sold ..........................................          693,619                       3,739,348
   Income receivables .......................................................          291,284                         356,790
   Receivable for fund shares sold ..........................................          457,542                       1,576,532
   Variation margin receivable ..............................................               --                           3,860
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ..........................................................      121,601,932                     676,637,344
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned .................................       26,864,721                       6,082,786
   Payable for investments purchased ........................................          354,063                       3,660,836
   Payable for fund shares redeemed .........................................          163,267                       3,717,181
   Payable to GEAM ..........................................................           93,254                         405,042
   Variation margin payable .................................................              668                              --
   Options written, at market (premium received $0;
      $0; $37,073; $0; $0; and $0, respectively) ............................               --                              --
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .....................................................       27,475,973                      13,865,845
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS .................................................................       94,125,959                     662,771,499
===============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ..........................................................       92,541,901                     631,570,865
   Undistributed net investment income ......................................           91,336                         781,677
   Accumulated net realized gain (loss) .....................................      (13,460,448)                    (14,074,847)
NET UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ...........................................................       14,957,633                      44,501,036
      Futures ...............................................................           (3,817)                         (7,232)
      Written options .......................................................               --                              --
      Foreign currency related transactions .................................             (646)                             --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ..................................................................      $94,125,959                    $662,771,499
===============================================================================================================================
CLASS A:
Net assets ..................................................................      $26,506,767                    $360,180,053
Shares outstanding ($.001 par value; unlimited shares authorized) ...........        1,842,919                      13,928,661
Net asset value per share ...................................................           $14.38                          $25.86
Maximum offering price per share ............................................           $15.26                          $27.44
CLASS B:
Net assets ..................................................................       $1,184,885                     $33,442,895
Shares outstanding ($.001 par value; unlimited shares authorized) ...........           88,105                       1,374,750
Net asset value per share* ..................................................           $13.45                          $24.33
CLASS C: (LEVEL LOAD)
Net assets ..................................................................       $1,178,133                     $68,284,519
Shares outstanding ($.001 par value; unlimited shares authorized) ...........           87,204                       2,805,975
Net asset value per share* ..................................................           $13.51                          $24.34
CLASS Y:
Net assets ..................................................................      $65,256,174                    $200,864,032
Shares outstanding ($.001 par value; unlimited shares authorized) ...........        4,502,970                       7,653,197
Net asset value per share ...................................................           $14.49                          $26.25


* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
**   Includes $10,796,270; $35,569; $12,629,320; $7,336,442; $25,619,486 and
     $5,939,758 of securities on loan in the GE U.S. Equity Fund, GE Value Equity, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, respectively.
*** Cash on deposit with a broker as collateral for international futures contracts.

See Notes to Financial Statements.


106 & 107

Statements of Assets
and Liabilities MARCH 31, 2005 (UNAUDITED)

                                                                                      GE                             GE
                                                                               STRATEGIC                     GOVERNMENT
                                                                              INVESTMENT                     SECURITIES
                                                                                    FUND                           FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*** (cost $250,717,244;
      $187,277,789; $76,599,506; $33,669,183; $270,968,601;
      and $0, respectively) ..............................................  $271,162,495                    $187,409,797
   Short-term investments (at amortized cost) ............................    16,173,886                              --
   Short-term affiliated investments (at amortized cost) .................     5,870,512                      21,463,249
   Foreign currency (cost $250,325; $0; $0; $0; $0;
      and $0, respectively) ..............................................       254,634                              --
   Receivable for investments sold .......................................    11,843,009                          24,953
   Income receivables ....................................................       809,801                       1,423,965
   Receivable for fund shares sold .......................................       282,349                           5,327
   Variation margin receivable ...........................................         3,252                              --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................................................   306,399,938                     210,327,291
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ..................................            --                         121,522
   Payable upon return of securities loaned ..............................    16,173,886                      45,248,597
   Payable for investments purchased .....................................    23,134,628                       1,136,452
   Payable for fund shares redeemed ......................................     1,661,736                          51,916
   Payable to GEAM .......................................................       127,604                          84,294
   Variation margin payable ..............................................            --                          51,662
   Options written, at market (premium received $13,308; $24,953;
      $0; $0; $44,915; and $0, respectively) .............................        13,308                          24,953
------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................................................    41,111,162                      46,719,396
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS ..............................................................   265,288,776                     163,607,895
==============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .......................................................   235,601,823                     176,750,456
   Undistributed (distribution in excess of) net investment income .......       903,548                         (60,276)
   Accumulated net realized gain (loss) ..................................     8,352,437                     (13,142,047)
NET UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ........................................................    20,445,251                         132,008
      Futures ............................................................       (17,684)                        (72,246)
      Written options ....................................................            --                              --
      Foreign currency related transactions ..............................         3,401                              --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................  $265,288,776                    $163,607,895
==============================================================================================================================
CLASS A:
Net assets ...............................................................  $132,794,734                    $160,337,698
Shares outstanding ($.001 par value; unlimited shares authorized) ........     5,511,162                      18,512,518
Net asset value per share ................................................        $24.10                           $8.66
Maximum offering price per share .........................................        $25.57                           $9.04
CLASS B:
Net assets ...............................................................   $18,873,699                      $2,692,116
Shares outstanding ($.001 par value; unlimited shares authorized) ........       806,580                         308,111
Net asset value per share* ...............................................        $23.40                           $8.74
CLASS C: (LEVEL LOAD)
Net assets ...............................................................   $16,733,726                        $578,081
Shares outstanding ($.001 par value; unlimited shares authorized) ........       730,544                          65,944
Net asset value per share* ...............................................        $22.91                           $8.77
CLASS Y:
Net assets ...............................................................   $96,886,617                              --
Shares outstanding ($.001 par value; unlimited shares authorized) ........     4,014,932                              --
Net asset value per share ................................................        $24.13                              --



                                                                                           GE
                                                                                    SHORT-TERM                             GE
                                                                                    GOVERNMENT                     TAX-EXEMPT
                                                                                          FUND                           FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*** (cost $250,717,244;
      $187,277,789; $76,599,506; $33,669,183; $270,968,601;
      and $0, respectively) ..............................................         $74,159,273                     $34,744,042
   Short-term investments (at amortized cost) ............................                  --                         720,000
   Short-term affiliated investments (at amortized cost) .................          10,113,527                       1,863,160
   Foreign currency (cost $250,325; $0; $0; $0; $0;
      and $0, respectively) ..............................................                  --                              --
   Receivable for investments sold .......................................           2,991,128                              --
   Income receivables ....................................................             453,940                         557,246
   Receivable for fund shares sold .......................................              26,412                          15,664
   Variation margin receivable ...........................................                  --                              --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................................................          87,744,280                      37,900,112
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ..................................              17,827                          28,848
   Payable upon return of securities loaned ..............................          18,504,938                              --
   Payable for investments purchased .....................................           3,732,132                              --
   Payable for fund shares redeemed ......................................              90,103                          39,656
   Payable to GEAM .......................................................              31,476                          20,078
   Variation margin payable ..............................................                  --                              --
   Options written, at market (premium received $13,308; $24,953;
      $0; $0; $44,915; and $0, respectively) .............................                  --                              --
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................................................          22,376,476                          88,582
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS ..............................................................          65,367,804                      37,811,530
=================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .......................................................          68,544,313                      37,062,592
   Undistributed (distribution in excess of) net investment income .......              93,882                          50,899
   Accumulated net realized gain (loss) ..................................            (830,158)                       (376,820)
NET UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ........................................................          (2,440,233)                      1,074,859
      Futures ............................................................                  --                              --
      Written options ....................................................                  --                              --
      Foreign currency related transactions ..............................                  --                              --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................         $65,367,804                     $37,811,530
=================================================================================================================================
CLASS A:
Net assets ...............................................................         $46,228,165                     $34,251,698
Shares outstanding ($.001 par value; unlimited shares authorized) ........           4,041,971                       2,914,843
Net asset value per share ................................................              $11.44                          $11.75
Maximum offering price per share .........................................              $11.73                          $12.27
CLASS B:
Net assets ...............................................................          $4,669,267                      $2,102,212
Shares outstanding ($.001 par value; unlimited shares authorized) ........             408,899                         178,946
Net asset value per share* ...............................................              $11.42                          $11.75
CLASS C: (LEVEL LOAD)
Net assets ...............................................................           6,388,905                      $1,424,392
Shares outstanding ($.001 par value; unlimited shares authorized) ........             559,441                         121,264
Net asset value per share* ...............................................              $11.42                          $11.75
CLASS Y:
Net assets ...............................................................          $8,081,467                         $33,228
Shares outstanding ($.001 par value; unlimited shares authorized) ........             708,950                           2,611
Net asset value per share ................................................              $11.40                          $12.73



                                                                                           GE                            GE
                                                                                        FIXED                          MONEY
                                                                                       INCOME                         MARKET
                                                                                         FUND                         FUND**
------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market*** (cost $250,717,244;
      $187,277,789; $76,599,506; $33,669,183; $270,968,601;
      and $0, respectively) ..............................................  $    $267,635,861                    $         --
   Short-term investments (at amortized cost) ............................                 --                     217,515,178
   Short-term affiliated investments (at amortized cost) .................         26,210,894                              --
   Foreign currency (cost $250,325; $0; $0; $0; $0;
      and $0, respectively) ..............................................                 --                              --
   Receivable for investments sold .......................................         30,598,342                              --
   Income receivables ....................................................          2,026,553                         400,532
   Receivable for fund shares sold .......................................            162,685                         483,622
   Variation margin receivable ...........................................                 --                              --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................................................        326,634,335                     218,399,332
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distribution payable to shareholders ..................................             65,259                          12,117
   Payable upon return of securities loaned ..............................         23,689,153                              --
   Payable for investments purchased .....................................         65,620,951                              --
   Payable for fund shares redeemed ......................................          1,474,832                         529,881
   Payable to GEAM .......................................................            110,819                          72,397
   Variation margin payable ..............................................              7,180                              --
   Options written, at market (premium received $13,308; $24,953;
      $0; $0; $44,915; and $0, respectively) .............................             44,915                              --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................................................         91,013,109                         614,395
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS ..............................................................        235,621,226                     217,784,937
==============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .......................................................        238,800,931                     217,796,329
   Undistributed (distribution in excess of) net investment income .......            628,876                          (5,584)
   Accumulated net realized gain (loss) ..................................           (379,268)                         (5,808)
NET UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments ........................................................         (3,332,740)                             --
      Futures ............................................................            (96,573)                             --
      Written options ....................................................                 --                              --
      Foreign currency related transactions ..............................                 --                              --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................  $    $235,621,226                    $217,784,937
==============================================================================================================================
CLASS A:
Net assets ...............................................................  $    $146,296,972                    $217,784,937
Shares outstanding ($.001 par value; unlimited shares authorized) ........         12,074,750                     217,860,276
Net asset value per share ................................................             $12.12                           $1.00
Maximum offering price per share .........................................             $12.66                              --
CLASS B:
Net assets ...............................................................         $2,954,618                              --
Shares outstanding ($.001 par value; unlimited shares authorized) ........            243,847                              --
Net asset value per share* ...............................................             $12.12                              --
CLASS C: (LEVEL LOAD)
Net assets ...............................................................         $1,695,013                              --
Shares outstanding ($.001 par value; unlimited shares authorized) ........            139,722                              --
Net asset value per share* ...............................................             $12.13                              --
CLASS Y:
Net assets ...............................................................        $84,674,623                              --
Shares outstanding ($.001 par value; unlimited shares authorized) ........          6,994,045                              --
Net asset value per share ................................................             $12.11                              --



* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
** GE Money Market Fund is no load fund offering only one class of share to all investors.
***  Includes $23,247,827; $44,450,295; $18,146,826 and $15,428,680 of
     securities on loan in the GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Strategic Investment Fund, respectively.



See Notes to Financial Statements.


108 &  109

Statements of Operations
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

                                                                             GE                             GE
                                                                           U.S.                          VALUE
                                                                         EQUITY                         EQUITY
                                                                           FUND                           FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .................................................  $ 8,707,969                       $  752,086
      Interest* .................................................       10,888                              207
      Interest from affliated investments .......................      136,827                            7,058
      Less: Foreign taxes withheld ..............................      (31,359)                          (2,104)
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................    8,824,325                          757,247
---------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........................    1,466,115                          170,414
      Distributors fees (Notes 4 & 8)
         Class A ................................................      449,133                           61,785
         Class B ................................................       91,166                           46,670
         Class C ................................................       60,281                            8,869
      Blue Sky fees .............................................       25,174                           18,966
      Transfer agent fees .......................................      263,681                           45,652
      Trustees fees .............................................       10,840                              985
      Custody and accounting expenses ...........................       39,528                           32,120
      Professional fees .........................................       69,492                            6,314
      Registration and other expenses ...........................       63,604                            9,176
---------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...............    2,539,014                          400,951
      Less: Fee reimbursed from transfer agent
         (See Note 2) ...........................................      (17,563)                          (5,959)
      Less: Expenses waived or borne by the adviser .............           --                             (795)
      Add: Expenses reimbursed to the adviser ...................           --                            5,450
---------------------------------------------------------------------------------------------------------------------
      Net expenses ..............................................    2,521,451                          399,647
---------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ........................................    6,302,874                          357,600
=====================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................................   26,688,318                        2,092,482
         Futures ................................................      300,847                           39,493
         Written options ........................................           --                               --
         Foreign currency related transactions ..................           --                               --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ............................................   11,344,163                        1,677,486
         Futures ................................................       20,283                           (1,325)
         Written options ........................................           --                               --
         Foreign currency related transactions ..................           --                               --
---------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         on investments .........................................   38,353,611                        3,808,136
---------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................  $44,656,485                       $4,165,736
=====================================================================================================================


                                                                               GE                             GE
                                                                         SMALL-CAP                         GLOBAL
                                                                      VALUE EQUITY                         EQUITY
                                                                              FUND                           FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .................................................      $1,005,817                       $  589,286
      Interest* .................................................           7,788                            6,023
      Interest from affliated investments .......................          12,983                            5,194
      Less: Foreign taxes withheld ..............................            (547)                         (27,900)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................       1,026,041                          572,603
------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........................         335,216                          193,413
      Distributors fees (Notes 4 & 8)
         Class A ................................................          63,400                           39,641
         Class B ................................................          59,140                            5,167
         Class C ................................................          48,225                            2,085
      Blue Sky fees .............................................          20,277                           19,900
      Transfer agent fees .......................................          44,056                           52,952
      Trustees fees .............................................           1,561                              735
      Custody and accounting expenses ...........................          29,108                           33,890
      Professional fees .........................................          10,007                            4,712
      Registration and other expenses ...........................          14,799                            7,932
------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...............         625,789                          360,427
      Less: Fee reimbursed from transfer agent
         (See Note 2) ...........................................          (3,516)                          (5,343)
      Less: Expenses waived or borne by the adviser .............              --                               --
      Add: Expenses reimbursed to the adviser ...................              --                               --
------------------------------------------------------------------------------------------------------------------------
      Net expenses ..............................................         622,273                          355,084
------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ........................................         403,768                          217,519
========================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................................       1,749,172                        2,394,396
         Futures ................................................              --                           (5,798)
         Written options ........................................          76,304                               --
         Foreign currency related transactions ..................              --                           16,019
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ............................................       7,714,062                        1,848,217
         Futures ................................................              --                           (4,543)
         Written options ........................................          35,168                               --
         Foreign currency related transactions ..................              --                             (520)
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         on investments .........................................       9,574,706                        4,247,771
------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................      $9,978,474                       $4,465,290
========================================================================================================================


                                                                                GE                             GE
                                                                     INTERNATIONAL                        PREMIER
                                                                            EQUITY                         GROWTH
                                                                              FUND                    EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .................................................      $   691,543                    $ 5,584,456
      Interest* .................................................           20,528                          5,518
      Interest from affliated investments .......................           19,197                        271,197
      Less: Foreign taxes withheld ..............................          (73,515)                       (42,445)
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .................................................          657,753                      5,818,726
---------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ..........................          347,423                      2,022,486
      Distributors fees (Notes 4 & 8)
         Class A ................................................           31,140                        487,689
         Class B ................................................            6,702                        179,056
         Class C ................................................            5,932                        354,828
      Blue Sky fees .............................................           23,932                         28,054
      Transfer agent fees .......................................           75,744                        166,673
      Trustees fees .............................................            1,047                          8,470
      Custody and accounting expenses ...........................           50,937                         32,258
      Professional fees .........................................            6,712                         54,299
      Registration and other expenses ...........................            4,874                         74,346
---------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ...............          554,443                      3,408,159
      Less: Fee reimbursed from transfer agent
         (See Note 2) ...........................................           (2,369)                       (13,227)
      Less: Expenses waived or borne by the adviser .............               --                             --
      Add: Expenses reimbursed to the adviser ...................               --                             --
---------------------------------------------------------------------------------------------------------------------
      Net expenses ..............................................          552,074                      3,394,932
---------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ........................................          105,679                      2,423,794
=====================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................................        7,556,028                      5,781,083
         Futures ................................................           79,140                        (56,311)
         Written options ........................................               --                             --
         Foreign currency related transactions ..................          (22,570)                            --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ............................................        2,631,046                     20,945,256
         Futures ................................................              200                         (5,675)
         Written options ........................................               --                             --
         Foreign currency related transactions ..................            3,814                             --
---------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         on investments .........................................       10,247,658                     26,664,353
---------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................................      $10,353,337                    $29,088,147
=====================================================================================================================

* Income attributable to security lending activity, net of rebate expenses, for the GE U.S. Equity Fund, GE Value Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund and GE Premier Growth Equity Fund was $5,661, $172, $7,376, $5,876, $18,229 and
     $5,483, respectively.

See Notes to Financial Statements.


110 & 111

Statements of Operations
FOR THE SIX MONTHS ENDED MARCH 31, 2005 (UNAUDITED)

                                                                          GE                             GE
                                                                   STRATEGIC                     GOVERNMENT
                                                                  INVESTMENT                     SECURITIES
                                                                        FUND                           FUND
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..............................................  $ 2,065,427                     $         --
      Interest* ..............................................    1,343,896                        3,181,770
      Interest from affliated investments** ..................      134,331                          132,303
      Less: Foreign taxes withheld ...........................      (46,961)                              --
-----------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..............................................    3,496,693                        3,314,073
-----------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .......................      488,507                          342,806
      Distributors fees (Notes 4 & 8)
         Class A .............................................      167,173                          206,390
         Class B .............................................       99,412                           16,458
         Class C .............................................       84,503                            4,905
      Blue Sky fees ..........................................       20,226                           21,278
      Transfer agent fees ....................................      124,378                           85,317
      Trustees fees ..........................................        3,984                            2,801
      Custody and accounting expenses ........................       63,848                           43,148
      Professional fees ......................................       25,541                           17,957
      Registration and other expenses ........................       26,721                           15,070
-----------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ............    1,104,293                          756,130
      Less: Fee reimbursed from transfer agent
         (See Note 2) ........................................       (7,629)                         (11,108)
      Less: Expenses waived or borne by the adviser ..........           --                               --
      Add: Expenses reimbursed to the adviser ................           --                               --
-----------------------------------------------------------------------------------------------------------------
      Net expenses ...........................................    1,096,664                          745,022
-----------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..............................    2,400,029                        2,569,051
=================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................   10,605,916                          414,435
         Futures .............................................     (108,998)                          63,149
         Written options .....................................        9,337                           18,870
         Foreign currency related transactions ...............        1,177                           17,667

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................    1,435,492                       (2,769,521)
         Futures .............................................      (55,767)                        (144,500)
         Written options .....................................       (6,276)                         (15,690)
         Foreign currency related transactions ...............        7,104                               --
-----------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain(loss)
         on investments ......................................   11,887,985                       (2,415,590)
-----------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................  $14,288,014                     $    153,461
=================================================================================================================


                                                                             GE
                                                                      SHORT-TERM                             GE
                                                                      GOVERNMENT                     TAX-EXEMPT
                                                                            FUND                           FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..............................................     $         --                     $         --
      Interest* ..............................................        1,584,809                          918,597
      Interest from affliated investments** ..................           59,172                           13,539
      Less: Foreign taxes withheld ...........................               --                               --
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..............................................        1,643,981                          932,136
------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .......................          110,382                           74,331
      Distributors fees (Notes 4 & 8)
         Class A .............................................           63,667                           45,564
         Class B .............................................           21,049                           11,576
         Class C .............................................           35,761                            7,854
      Blue Sky fees ..........................................           20,667                           20,548
      Transfer agent fees ....................................           20,915                           11,298
      Trustees fees ..........................................            1,103                              755
      Custody and accounting expenses ........................           43,109                           27,659
      Professional fees ......................................            7,069                            4,845
      Registration and other expenses ........................            9,627                            5,840
------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ............          333,349                          210,270
      Less: Fee reimbursed from transfer agent
         (See Note 2) ........................................           (2,369)                          (1,284)
      Less: Expenses waived or borne by the adviser ..........          (27,062)                         (18,548)
      Add: Expenses reimbursed to the adviser ................               --                               --
------------------------------------------------------------------------------------------------------------------------
      Net expenses ...........................................          303,918                          190,438
------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..............................        1,340,063                          741,698
========================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................         (276,577)                         208,267
         Futures .............................................               --                               --
         Written options .....................................               --                               --
         Foreign currency related transactions ...............               --                               --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................       (1,256,954)                      (1,155,988)
         Futures .............................................               --                               --
         Written options .....................................               --                               --
         Foreign currency related transactions ...............               --                               --
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain(loss)
         on investments ......................................       (1,533,531)                        (947,721)
------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................     $   (193,468)                    $   (206,023)
========================================================================================================================


                                                                              GE                            GE
                                                                           FIXED                          MONEY
                                                                          INCOME                         MARKET
                                                                            FUND                         FUND**
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends ..............................................     $      13,222                     $       --
      Interest* ..............................................         4,986,812                             --
      Interest from affliated investments** ..................           319,841                      2,500,041
      Less: Foreign taxes withheld ...........................                --                             --
-------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ..............................................         5,319,875                      2,500,041
-------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees .......................           432,225                        285,640
      Distributors fees (Notes 4 & 8)
         Class A .............................................           187,943                             --
         Class B .............................................            15,526                             --
         Class C .............................................             9,990                             --
      Blue Sky fees ..........................................            20,697                          9,628
      Transfer agent fees ....................................           107,931                         87,114
      Trustees fees ..........................................             3,935                          3,668
      Custody and accounting expenses ........................            64,803                         29,091
      Professional fees ......................................            25,229                         23,514
      Registration and other expenses ........................            22,799                         19,799
-------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT ............           891,078                        458,454
      Less: Fee reimbursed from transfer agent
         (See Note 2) ........................................            (4,530)                        (9,664)
      Less: Expenses waived or borne by the adviser ..........            (6,097)                            --
      Add: Expenses reimbursed to the adviser ................             4,182                             --
-------------------------------------------------------------------------------------------------------------------
      Net expenses ...........................................           884,633                        448,790
-------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ..............................         4,435,242                      2,051,251
===================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments .........................................            41,162                             --
         Futures .............................................            12,544                             --
         Written options .....................................            32,069                             --
         Foreign currency related transactions ...............            25,981                             --

      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments .........................................        (4,119,470)                            --
         Futures .............................................          (223,410)                            --
         Written options .....................................           (21,182)                            --
         Foreign currency related transactions ...............                --                             --
-------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain(loss)
         on investments ......................................        (4,252,306)                            --
-------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ........................................      $    182,936                     $2,051,251
===================================================================================================================

* Income attributable to security lending activity, net of rebate expenses, for the GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund was $13,792, $67,652, $34,767, and $39,098, respectively.
** Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund, GE Short-Term Government Fund, and GE Fixed Income Fund was $58,656, $21,629, and $23,796, respectively.

See Notes to Financial Statements.


112 & 113

Statements of Changes
in Net Assets

                                                                                                   GE
                                                                                                  U.S.
                                                                                                EQUITY
                                                                                                  FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS           YEAR ENDED
                                                                                  ENDED MARCH 31,        SEPTEMBER
                                                                                 2005 (UNAUDITED)         30, 2004
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ............................................   $  6,302,874          $  6,145,759
     Net realized gain on investments, futures, written options,
       and foreign currency transactions .....................................     26,989,165            17,522,116
     Net increase in unrealized appreciation
       on investments, futures, written options,
       and foreign currency translations .....................................     11,364,446            41,904,717
-----------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ............................................     44,656,485            65,572,592
-----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...............................................................     (2,489,403)           (2,238,458)
       Class B ...............................................................             --                    --
       Class C ...............................................................             --               (38,922)
       Class Y ...............................................................     (3,181,867)           (2,903,268)
     Net realized gains
       Class A ...............................................................             --                    --
       Class B ...............................................................             --                    --
       Class C ...............................................................             --                    --
       Class Y ...............................................................             --                    --
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................................     (5,671,270)           (5,180,648)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions ..........     38,985,215            60,391,944
-----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...............................................................     34,966,158            54,261,520
       Class B ...............................................................        246,506             2,150,391
       Class C ...............................................................        461,912             5,074,294
       Class Y ...............................................................     31,354,362            45,293,875
     Value of distributions reinvested
       Class A ...............................................................      2,394,020             2,144,765
       Class B ...............................................................             --                    --
       Class C ...............................................................             --                35,812
       Class Y ...............................................................      2,840,665             2,628,089
     Proceeds from short-term trading fees
       Class A ...............................................................             --                    --
       Class B ...............................................................             --                    --
       Class C ...............................................................             --                    --
       Class Y ...............................................................             --                    --
     Cost of shares redeemed
       Class A ...............................................................    (43,665,550)          (63,599,170)
       Class B ...............................................................     (4,491,121)           (7,272,981)
       Class C ...............................................................     (2,848,915)           (3,880,705)
       Class Y ...............................................................    (93,809,003)          (37,062,980)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........................    (72,550,966)             (227,090)
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................    (33,565,751)           60,164,854

NET ASSETS
     Beginning of period .....................................................    716,455,674           656,290,820
-----------------------------------------------------------------------------------------------------------------------------
     End of period ...........................................................   $682,889,923          $716,455,674
=============================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .............................................................   $ 5,264,828           $  4,633,224



                                                                                                        GE
                                                                                                     VALUE
                                                                                                    EQUITY
                                                                                                      FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS                YEAR ENDED
                                                                                  ENDED MARCH 31,              SEPTEMBER
                                                                                 2005 (UNAUDITED)              30, 2004
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ............................................    $   357,600              $    303,328
     Net realized gain on investments, futures, written options,
       and foreign currency transactions .....................................      2,131,975                 2,867,006
     Net increase in unrealized appreciation
       on investments, futures, written options,
       and foreign currency translations .....................................      1,676,161                 4,995,305
-----------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ............................................      4,165,736                 8,165,639
-----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...............................................................       (408,983)                 (364,130)
       Class B ...............................................................             --                        --
       Class C ...............................................................           (641)                   (1,914)
       Class Y ...............................................................           (539)                  (41,197)
     Net realized gains
       Class A ...............................................................     (1,493,549)                       --
       Class B ...............................................................       (298,376)                       --
       Class C ...............................................................        (55,797)                       --
       Class Y ...............................................................         (1,454)                       --
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................................     (2,259,339)                 (407,241)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions ..........      1,906,397                 7,758,398
-----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...............................................................      2,863,835                 7,646,621
       Class B ...............................................................        293,004                   958,338
       Class C ...............................................................        153,062                 1,009,644
       Class Y ...............................................................          9,261                    30,560
     Value of distributions reinvested
       Class A ...............................................................      1,815,276                   345,092
       Class B ...............................................................        290,260                        --
       Class C ...............................................................         53,772                     1,771
       Class Y ...............................................................          1,993                    41,195
     Proceeds from short-term trading fees
       Class A ...............................................................             --                        --
       Class B ...............................................................             --                        --
       Class C ...............................................................             --                        --
       Class Y ...............................................................             --                        --
     Cost of shares redeemed
       Class A ...............................................................     (4,641,018)              (13,744,165)
       Class B ...............................................................     (2,240,415)               (6,289,910)
       Class C ...............................................................       (162,286)               (1,306,969)
       Class Y ...............................................................         (9,350)               (6,663,244)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........................     (1,572,606)              (17,971,067)
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................        333,791               (10,212,669)

NET ASSETS
     Beginning of period .....................................................     59,532,041                69,744,710
-----------------------------------------------------------------------------------------------------------------------------
     End of period ...........................................................    $59,865,832              $ 59,532,041
=============================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .............................................................    $  154,928               $    207,491



                                                                                                          GE
                                                                                                   SMALL-CAP
                                                                                                VALUE EQUITY
                                                                                                        FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                     SIX MONTHS               YEAR ENDED
                                                                                   ENDED MARCH 31,              SEPTEMBER
                                                                                  2005 (UNAUDITED)              30, 2004
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ............................................      $   403,768             $   (536,122)
     Net realized gain on investments, futures, written options,
       and foreign currency transactions .....................................        1,825,476               16,708,049
     Net increase in unrealized appreciation
       on investments, futures, written options,
       and foreign currency translations .....................................        7,749,230                1,325,443
---------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ............................................        9,978,474               17,497,370
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...............................................................               --                       --
       Class B ...............................................................               --                       --
       Class C ...............................................................               --                       --
       Class Y ...............................................................               --                       --
     Net realized gains
       Class A ...............................................................       (6,729,169)                      --
       Class B ...............................................................       (1,614,581)                      --
       Class C ...............................................................       (1,323,648)                      --
       Class Y ...............................................................       (3,124,371)                      --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................................      (12,791,769)                      --
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions ..........       (2,813,295)              17,497,370
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...............................................................        5,433,463               18,250,049
       Class B ...............................................................          273,792                1,636,364
       Class C ...............................................................        1,031,913                3,203,463
       Class Y ...............................................................        2,068,829                8,824,956
     Value of distributions reinvested
       Class A ...............................................................        6,458,374                       --
       Class B ...............................................................        1,517,034                       --
       Class C ...............................................................        1,201,989                       --
       Class Y ...............................................................        2,895,763                       --
     Proceeds from short-term trading fees
       Class A ...............................................................               --                       --
       Class B ...............................................................               --                       --
       Class C ...............................................................               --                       --
       Class Y ...............................................................               --                       --
     Cost of shares redeemed
       Class A ...............................................................       (8,086,792)             (30,487,569)
       Class B ...............................................................       (1,628,104)             (11,779,778)
       Class C ...............................................................       (2,311,832)              (4,025,972)
       Class Y ...............................................................       (5,500,808)              (8,879,304)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .........................        3,353,621              (23,257,791)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................................          540,326               (5,760,421)

NET ASSETS
     Beginning of period .....................................................       93,495,677               99,256,098
---------------------------------------------------------------------------------------------------------------------------
     End of period ...........................................................      $94,036,003             $ 93,495,677
===========================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .............................................................      $   458,078             $    54,310


                                                                                                        GE
                                                                                                     GLOBAL
                                                                                                     EQUITY
                                                                                                       FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       SIX MONTHS                 YEAR ENDED
                                                                                     ENDED MARCH 31,              SEPTEMBER
                                                                                    2005 (UNAUDITED)               30, 2004
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ................................................   $   217,519                $   137,403
     Net realized gain on investments, futures, written options,
       and foreign currency transactions .........................................     2,404,617                  1,014,460
     Net increase in unrealized appreciation
       on investments, futures, written options,
       and foreign currency translations .........................................     1,843,154                  4,526,755
---------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ................................................     4,465,290                  5,678,618
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...................................................................      (156,397)                   (56,043)
       Class B ...................................................................            --                         --
       Class C ...................................................................            --                         --
       Class Y ...................................................................      (136,513)                   (64,306)
     Net realized gains
       Class A ...................................................................            --                         --
       Class B ...................................................................            --                         --
       Class C ...................................................................            --                         --
       Class Y ...................................................................            --                         --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................................................      (292,910)                  (120,349)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions ..............     4,172,380                  5,558,269
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...................................................................     1,115,946                  3,177,116
       Class B ...................................................................        16,966                    297,988
       Class C ...................................................................        39,778                     95,836
       Class Y ...................................................................     1,509,245                  4,189,334
     Value of distributions reinvested
       Class A ...................................................................       149,520                     53,153
       Class B ...................................................................            --                         --
       Class C ...................................................................            --                         --
       Class Y ...................................................................       136,513                     64,308
     Proceeds from short-term trading fees
       Class A ...................................................................         1,022                      1,491
       Class B ...................................................................            31                         51
       Class C ...................................................................            12                         21
       Class Y ...................................................................           553                        816
     Cost of shares redeemed
       Class A ...................................................................    (3,135,168)                (4,355,476)
       Class B ...................................................................      (236,605)                  (934,630)
       Class C ...................................................................      (152,545)                   (39,687)
       Class Y ...................................................................    (2,208,740)                (2,960,178)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .............................    (2,763,472)                  (409,857)
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......................................     1,408,908                  5,148,412

NET ASSETS
     Beginning of period .........................................................    48,390,033                 43,241,621
---------------------------------------------------------------------------------------------------------------------------------
     End of period ...............................................................   $49,798,941                $48,390,033
=================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .................................................................   $    72,161                $   147,552



                                                                                                                GE
                                                                                                     INTERNATIONAL
                                                                                                            EQUITY
                                                                                                              FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            SIX MONTHS                  YEAR ENDED
                                                                                          ENDED MARCH 31,                SEPTEMBER
                                                                                         2005 (UNAUDITED)                30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ................................................       $    105,679                 $    582,246
     Net realized gain on investments, futures, written options,
       and foreign currency transactions .........................................          7,612,598                    2,750,245
     Net increase in unrealized appreciation
       on investments, futures, written options,
       and foreign currency translations .........................................          2,635,060                    8,891,451
------------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ................................................         10,353,337                   12,223,942
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...................................................................           (132,384)                     (96,612)
       Class B ...................................................................                 --                       (1,071)
       Class C ...................................................................                 --                         (842)
       Class Y ...................................................................           (512,215)                    (311,437)
     Net realized gains
       Class A ...................................................................                 --                           --
       Class B ...................................................................                 --                           --
       Class C ...................................................................                 --                           --
       Class Y ...................................................................                 --                           --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................................................           (644,599)                    (409,962)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions ..............          9,708,738                   11,813,980
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...................................................................          3,843,601                    6,219,571
       Class B ...................................................................             59,477                      384,929
       Class C ...................................................................            200,298                      495,859
       Class Y ...................................................................         30,021,623                   11,867,074
     Value of distributions reinvested
       Class A ...................................................................            125,751                       94,426
       Class B ...................................................................                 --                        1,039
       Class C ...................................................................                 --                          793
       Class Y ...................................................................            511,975                      311,422
     Proceeds from short-term trading fees
       Class A ...................................................................                605                        5,513
       Class B ...................................................................                 32                          295
       Class C ...................................................................                 29                          249
       Class Y ...................................................................              1,580                       10,752
     Cost of shares redeemed
       Class A ...................................................................         (3,542,866)                  (6,746,249)
       Class B ...................................................................           (331,439)                    (251,129)
       Class C ...................................................................           (249,566)                    (848,372)
       Class Y ...................................................................        (18,676,853)                 (10,167,743)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .............................         11,964,247                    1,378,429
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......................................         21,672,985                   13,192,409

NET ASSETS
     Beginning of period .........................................................         72,452,974                   59,260,565
------------------------------------------------------------------------------------------------------------------------------------
     End of period ...............................................................       $ 94,125,959                 $ 72,452,974
====================================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .................................................................       $     91,336                 $    630,256



                                                                                                               GE
                                                                                                          PREMIER
                                                                                                           GROWTH
                                                                                                      EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS              YEAR ENDED
                                                                                       ENDED MARCH 31,            SEPTEMBER
                                                                                      2005 (UNAUDITED)            30, 2004
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ................................................    $  2,423,794              $   (674,971)
     Net realized gain on investments, futures, written options,
       and foreign currency transactions .........................................       5,724,772                 9,101,933
     Net increase in unrealized appreciation
       on investments, futures, written options,
       and foreign currency translations .........................................      20,939,581                14,646,958
-----------------------------------------------------------------------------------------------------------------------------
     Net increase from operations ................................................      29,088,147                23,073,920
-----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ...................................................................        (774,763)                       --
       Class B ...................................................................              --                        --
       Class C ...................................................................              --                        --
       Class Y ...................................................................      (1,063,861)                       --
     Net realized gains
       Class A ...................................................................              --                        --
       Class B ...................................................................              --                        --
       Class C ...................................................................              --                        --
       Class Y ...................................................................              --                        --
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ...........................................................      (1,838,624)                       --
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions ..............      27,249,523                23,073,920
-----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ...................................................................      56,736,285               221,211,958
       Class B ...................................................................       1,200,498                 6,673,322
       Class C ...................................................................       6,986,562                31,152,544
       Class Y ...................................................................      75,706,327                65,051,966
     Value of distributions reinvested
       Class A ...................................................................         741,612                        --
       Class B ...................................................................              --                        --
       Class C ...................................................................              --                        --
       Class Y ...................................................................         918,799                        --
     Proceeds from short-term trading fees
       Class A ...................................................................              --                        --
       Class B ...................................................................              --                        --
       Class C ...................................................................              --                        --
       Class Y ...................................................................              --                        --
     Cost of shares redeemed
       Class A ...................................................................     (94,081,607)              (99,205,169)
       Class B ...................................................................      (4,770,650)               (7,847,160)
       Class C ...................................................................     (10,563,657)              (12,020,751)
       Class Y ...................................................................     (20,283,708)              (24,447,127)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions .............................      12,590,461               180,569,583
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......................................      39,839,984               203,643,503

NET ASSETS
     Beginning of period .........................................................     622,931,515               419,288,012
-----------------------------------------------------------------------------------------------------------------------------
     End of period ...............................................................    $662,771,499              $622,931,515
=============================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF PERIOD .................................................................    $    781,677              $    196,507


See Notes to Financial Statements.


114 & 115

Statements of Changes
in Net Assets (continued)
Changes in Fund Shares

                                                                                                     GE
                                                                                                    U.S.
                                                                                                  EQUITY
                                                                                                    FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS                YEAR ENDED
                                                                                 ENDED MARCH 31,             SEPTEMBER
                                                                                2005 (UNAUDITED)              30, 2004
------------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ................................................................      1,272,209                 2,066,279
Issued for distribution reinvested .........................................         84,535                    84,471
Shares redeemed ............................................................     (1,569,083)               (2,414,051)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................       (212,339)                 (263,301)
==============================================================================================================================

CLASS B:

Shares sold ................................................................          9,298                    85,964
Issued for distribution reinvested .........................................             --                        --
Shares redeemed ............................................................       (169,158)                 (288,570)

------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................       (159,860)                 (202,606)
==============================================================================================================================

CLASS C:

Shares sold ................................................................         17,672                   207,124
Issued for distribution reinvested .........................................             --                     1,485
Shares redeemed ............................................................       (108,070)                 (155,116)

------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................        (90,398)                   53,493
==============================================================================================================================

CLASS Y:

Shares sold ................................................................      1,123,989                 1,721,428
Issued for distribution reinvested .........................................        100,733                   103,959
Shares redeemed ............................................................     (3,375,411)               (1,413,188)

------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................     (2,150,689)                  412,199
==============================================================================================================================

                                                                                                     GE
                                                                                                  VALUE
                                                                                                 EQUITY
                                                                                                   FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS                 YEAR ENDED
                                                                                 ENDED MARCH 31,               SEPTEMBER
                                                                                2005 (UNAUDITED)               30, 2004
-----------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ................................................................        252,451                    710,069
Issued for distribution reinvested .........................................        160,077                     33,278
Shares redeemed ............................................................       (411,870)                (1,284,394)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................            658                   (541,047)
=============================================================================================================================

CLASS B:

Shares sold ................................................................         27,393                     93,006
Issued for distribution reinvested .........................................         26,605                         --
Shares redeemed ............................................................       (206,912)                  (608,226)

-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................       (152,914)                  (515,220)
=============================================================================================================================

CLASS C:

Shares sold ................................................................         14,169                    100,680
Issued for distribution reinvested .........................................          4,947                        178
Shares redeemed ............................................................        (14,970)                  (129,285)

-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................          4,146                    (28,427)
=============================================================================================================================

CLASS Y:

Shares sold ................................................................            800                      2,646
Issued for distribution reinvested .........................................            167                      3,759
Shares redeemed ............................................................           (785)                  (580,466)

-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................            182                   (574,061)
=============================================================================================================================

                                                                                                            GE
                                                                                                     SMALL-CAP
                                                                                                  VALUE EQUITY
                                                                                                          FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          SIX MONTHS              YEAR ENDED
                                                                                        ENDED MARCH 31,             SEPTEMBER
                                                                                       2005 (UNAUDITED)             30, 2004
--------------------------------------------------------------------------------------------------------------------------------
CLASS A:

Shares sold ................................................................               362,534                 1,226,672
Issued for distribution reinvested .........................................               446,329                        --
Shares redeemed ............................................................              (546,414)               (2,036,608)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................               262,449                  (809,936)
================================================================================================================================

CLASS B:

Shares sold ................................................................                19,491                   117,750
Issued for distribution reinvested .........................................               110,490                        --
Shares redeemed ............................................................              (111,119)                 (812,491)

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................                18,862                  (694,741)
================================================================================================================================

CLASS C:

Shares sold ................................................................                73,369                   229,122
Issued for distribution reinvested .........................................                87,800                        --
Shares redeemed ............................................................              (161,530)                 (285,681)

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................                  (361)                  (56,559)
================================================================================================================================

CLASS Y:

Shares sold ................................................................               136,353                   590,694
Issued for distribution reinvested .........................................               196,857                        --
Shares redeemed ............................................................              (367,286)                 (594,047)

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................               (34,076)                   (3,353)
================================================================================================================================

                                                                                                          GE
                                                                                                      GLOBAL
                                                                                                      EQUITY
                                                                                                        FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS                YEAR ENDED
                                                                                    ENDED MARCH 31,             SEPTEMBER
                                                                                   2005 (UNAUDITED)              30, 2004
--------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold ................................................................            56,858                   178,274
Issued for distribution reinvested .........................................             7,598                     3,072
Shares redeemed ............................................................          (161,020)                 (242,784)

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................           (96,564)                  (61,438)
================================================================================================================================

CLASS B:

Shares sold ................................................................               945                    17,605
Issued for distribution reinvested .........................................                --                        --
Shares redeemed ............................................................           (12,984)                  (55,753)

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................           (12,039)                  (38,148)
================================================================================================================================

CLASS C:

Shares sold ................................................................             2,169                     5,742
Issued for distribution reinvested .........................................                --                        --
Shares redeemed ............................................................            (8,233)                   (2,363)

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................            (6,064)                    3,379
================================================================================================================================

CLASS Y:

Shares sold ................................................................            77,224                   231,409
Issued for distribution reinvested .........................................             6,922                     3,709
Shares redeemed ............................................................          (113,106)                 (163,265)

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................           (28,960)                   71,853
================================================================================================================================


                                                                                                              GE
                                                                                                   INTERNATIONAL
                                                                                                          EQUITY
                                                                                                            FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          SIX MONTHS                 YEAR ENDED
                                                                                        ENDED MARCH 31,               SEPTEMBER
                                                                                       2005 (UNAUDITED)               30, 2004
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold ................................................................               270,998                    512,181
Issued for distribution reinvested .........................................                 8,957                      7,968
Shares redeemed ............................................................              (254,975)                  (563,759)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................                24,980                    (43,610)
===================================================================================================================================

CLASS B:

Shares sold ................................................................                 4,536                     33,784
Issued for distribution reinvested .........................................                    --                         93
Shares redeemed ............................................................               (24,625)                   (21,852)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................               (20,089)                    12,025
===================================================================================================================================

CLASS C:

Shares sold ................................................................                15,349                     42,923
Issued for distribution reinvested .........................................                    --                         71
Shares redeemed ............................................................               (18,690)                   (73,058)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................                (3,341)                   (30,064)
===================================================================================================================================

CLASS Y:

Shares sold ................................................................             2,124,211                    953,626
Issued for distribution reinvested .........................................                36,208                     26,104
Shares redeemed ............................................................            (1,311,778)                  (828,502)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................               848,641                    151,228
===================================================================================================================================


                                                                                                         GE
                                                                                                    PREMIER
                                                                                                     GROWTH
                                                                                                EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                                     SIX MONTHS               YEAR ENDED
                                                                                   ENDED MARCH 31,             SEPTEMBER
                                                                                  2005 (UNAUDITED)             30, 2004
---------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold ................................................................        2,175,771                 8,846,718
Issued for distribution reinvested .........................................           27,450                        --
Shares redeemed ............................................................       (3,611,203)               (3,966,899)

---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................       (1,407,982)                4,879,819
===========================================================================================================================

CLASS B:

Shares sold ................................................................           49,005                   281,381
Issued for distribution reinvested .........................................               --                        --
Shares redeemed ............................................................         (193,441)                 (331,198)

---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................         (144,436)                  (49,817)
===========================================================================================================================

CLASS C:

Shares sold ................................................................          285,226                 1,309,579
Issued for distribution reinvested .........................................               --                        --
Shares redeemed ............................................................         (430,122)                 (507,465)

---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................         (144,896)                  802,114
===========================================================================================================================

CLASS Y:

Shares sold ................................................................        2,821,107                 2,548,984
Issued for distribution reinvested .........................................           33,521                        --
Shares redeemed ............................................................         (766,196)                 (961,359)

---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares .....................................        2,088,432                 1,587,625
===========================================================================================================================

See Notes to Financial Statements.


116 & 117

Statements of Changes
in Net Assets

                                                                                                          GE
                                                                                                   STRATEGIC
                                                                                                  INVESTMENT
                                                                                                        FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS                        YEAR ENDED
                                                                               ENDED MARCH 31,                     SEPTEMBER
                                                                              2005 (UNAUDITED)                      30, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ..................................................  $  2,400,029                     $  3,451,060
     Net realized gain (loss) on investments, futures, written options,
       and foreign currency transactions ....................................    10,507,432                        8,505,258
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       and foreign currency translations ....................................     1,380,553                        7,224,780
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................................    14,288,014                       19,181,098
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ..............................................................    (2,077,827)                      (1,405,793)
       Class B ..............................................................      (154,774)                        (115,057)
       Class C ..............................................................      (188,175)                         (58,721)
       Class Y ..............................................................    (1,872,781)                      (1,515,929)
     Net realized gains
       Class A ..............................................................    (2,366,820)                              --
       Class B ..............................................................      (365,199)                              --
       Class C ..............................................................      (316,121)                              --
       Class Y ..............................................................    (1,828,429)                              --
     Return of capital
       Class A ..............................................................            --                               --
       Class B ..............................................................            --                               --
       Class C ..............................................................            --                               --
       Class Y ..............................................................            --                               --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................    (9,170,126)                      (3,095,500)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions .........     5,117,888                       16,085,598
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ..............................................................     7,814,496                       25,926,820
       Class B ..............................................................     1,173,698                        9,137,169
       Class C ..............................................................     1,851,589                       11,607,135
       Class Y ..............................................................    20,453,764                       14,057,686
     Value of distributions reinvested
       Class A ..............................................................     4,239,962                        1,345,927
       Class B ..............................................................       489,879                          107,885
       Class C ..............................................................       462,087                           50,851
       Class Y ..............................................................     3,701,185                        1,515,938
     Cost of shares redeemed
       Class A ..............................................................   (10,008,713)                     (19,445,886)
       Class B ..............................................................    (3,298,274)                      (7,619,792)
       Class C ..............................................................    (1,586,331)                      (1,612,721)
       Class Y ..............................................................   (36,753,254)                     (18,743,317)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ........................   (11,459,912)                      16,327,695
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................    (6,342,024)                      32,413,293

NET ASSETS
     Beginning of period ....................................................   271,630,800                      239,217,507
----------------------------------------------------------------------------------------------------------------------------------
     End of period ..........................................................  $265,288,776                     $271,630,800
==================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENTS INCOME,
   END OF PERIOD ............................................................  $    903,548                     $  2,797,076



                                                                                                              GE
                                                                                                      GOVERNMENT
                                                                                                      SECURITIES
                                                                                                            FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS                      YEAR ENDED
                                                                                    ENDED MARCH 31,                    SEPTEMBER
                                                                                   2005 (UNAUDITED)                    30, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ..................................................       $  2,569,051                   $  5,184,031
     Net realized gain (loss) on investments, futures, written options,
       and foreign currency transactions ....................................            514,121                        404,675
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       and foreign currency translations ....................................         (2,929,711)                    (3,066,079)
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................................            153,461                      2,522,627
-----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ..............................................................         (2,503,817)                    (5,073,492)
       Class B ..............................................................            (37,137)                      (133,848)
       Class C ..............................................................            (11,090)                       (18,871)
       Class Y ..............................................................                 --                             --
     Net realized gains
       Class A ..............................................................                 --                             --
       Class B ..............................................................                 --                             --
       Class C ..............................................................                 --                             --
       Class Y ..............................................................                 --                             --
     Return of capital
       Class A ..............................................................                 --                             --
       Class B ..............................................................                 --                             --
       Class C ..............................................................                 --                             --
       Class Y ..............................................................                 --                             --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................         (2,552,044)                    (5,226,211)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions .........         (2,398,583)                    (2,703,584)
-----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ..............................................................          4,459,449                      4,548,736
       Class B ..............................................................             87,914                        296,073
       Class C ..............................................................          1,488,447                        164,446
       Class Y ..............................................................                 --                             --
     Value of distributions reinvested
       Class A ..............................................................          1,785,928                      3,576,330
       Class B ..............................................................             28,612                        106,634
       Class C ..............................................................              8,736                         16,627
       Class Y ..............................................................                 --                             --
     Cost of shares redeemed
       Class A ..............................................................        (12,949,313)                   (30,869,671)
       Class B ..............................................................         (2,545,950)                    (3,504,223)
       Class C ..............................................................         (1,666,848)                      (440,709)
       Class Y ..............................................................                 --                             --
-----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ........................         (9,303,025)                   (26,105,757)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................        (11,701,608)                   (28,809,341)

NET ASSETS
     Beginning of period ....................................................        175,309,503                    204,118,844
-----------------------------------------------------------------------------------------------------------------------------------
     End of period ..........................................................       $163,607,895                   $175,309,503
===================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENTS INCOME,
   END OF PERIOD ............................................................       $    (60,276)                  $    (77,283)



                                                                                                            GE
                                                                                                     SHORT-TERM
                                                                                                     GOVERNMENT
                                                                                                           FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     SIX MONTHS                    YEAR ENDED
                                                                                   ENDED MARCH 31,                   SEPTEMBER
                                                                                  2005 (UNAUDITED)                   30, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ..................................................      $ 1,340,063                   $  2,138,524
     Net realized gain (loss) on investments, futures, written options,
       and foreign currency transactions ....................................         (276,577)                      (552,013)
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       and foreign currency translations ....................................       (1,256,954)                    (1,009,323)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................................         (193,468)                       577,188
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ..............................................................         (906,426)                    (1,806,951)
       Class B ..............................................................          (73,464)                      (126,116)
       Class C ..............................................................         (100,115)                      (189,049)
       Class Y ..............................................................         (153,434)                       (53,320)
     Net realized gains
       Class A ..............................................................               --                       (450,247)
       Class B ..............................................................               --                        (36,702)
       Class C ..............................................................               --                        (61,070)
       Class Y ..............................................................               --                         (8,355)
     Return of capital
       Class A ..............................................................               --                       (142,625)
       Class B ..............................................................               --                        (12,399)
       Class C ..............................................................               --                        (19,821)
       Class Y ..............................................................               --                         (4,104)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................................       (1,233,439)                    (2,910,759)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions .........       (1,426,907)                    (2,333,571)
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ..............................................................        1,868,773                      8,343,920
       Class B ..............................................................          272,059                      1,009,315
       Class C ..............................................................          621,636                      2,480,795
       Class Y ..............................................................          350,823                      6,675,208
     Value of distributions reinvested
       Class A ..............................................................          819,966                      2,183,855
       Class B ..............................................................           63,836                        152,752
       Class C ..............................................................           88,778                        240,557
       Class Y ..............................................................          153,439                         65,774
     Cost of shares redeemed
       Class A ..............................................................       (9,264,636)                   (18,904,202)
       Class B ..............................................................         (610,575)                    (1,165,417)
       Class C ..............................................................       (1,769,124)                    (3,158,101)
       Class Y ..............................................................          (81,616)                       (10,448)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ........................       (7,486,641)                    (2,085,992)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................       (8,913,548)                    (4,419,563)

NET ASSETS
     Beginning of period ....................................................       74,281,352                     78,700,915
----------------------------------------------------------------------------------------------------------------------------------
     End of period ..........................................................      $65,367,804                   $ 74,281,352
==================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENTS INCOME,
   END OF PERIOD ............................................................      $    93,882                   $    (12,742)



                                                                                                           GE
                                                                                                   TAX-EXEMPT
                                                                                                         FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS                  YEAR ENDED
                                                                                  ENDED MARCH 31,               SEPTEMBER
                                                                                 2005 (UNAUDITED)                30, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ....................................................   $    741,698               $  1,644,652
     Net realized gain (loss) on investments, futures, written options,
       and foreign currency transactions ......................................        208,267                     41,708
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       and foreign currency translations ......................................     (1,155,988)                  (638,766)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..................................       (206,023)                 1,047,594
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ................................................................       (682,914)                (1,484,001)
       Class B ................................................................        (34,616)                   (84,468)
       Class C ................................................................        (23,501)                   (68,855)
       Class Y ................................................................           (667)                    (6,513)
     Net realized gains
       Class A ................................................................             --                         --
       Class B ................................................................             --                         --
       Class C ................................................................             --                         --
       Class Y ................................................................             --                         --
     Return of capital
       Class A ................................................................             --                         --
       Class B ................................................................             --                         --
       Class C ................................................................             --                         --
       Class Y ................................................................             --                         --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................................       (741,698)                (1,643,837)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions ...........       (947,721)                  (596,243)
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ................................................................      4,065,897                  9,937,945
       Class B ................................................................         16,050                    103,600
       Class C ................................................................         86,174                    506,373
       Class Y ................................................................             --                         --
     Value of distributions reinvested
       Class A ................................................................        518,987                    926,678
       Class B ................................................................         24,669                     55,467
       Class C ................................................................         15,572                     51,647
       Class Y ................................................................            666                      6,125
     Cost of shares redeemed
       Class A ................................................................    (10,113,532)               (11,261,034)
       Class B ................................................................       (466,866)                (1,309,565)
       Class C ................................................................       (412,563)                (1,460,772)
       Class Y ................................................................             --                   (255,206)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ..........................     (6,264,946)                (2,698,742)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....................................     (7,212,667)                (3,294,985)

NET ASSETS
     Beginning of period ......................................................     45,024,197                 48,319,182
----------------------------------------------------------------------------------------------------------------------------------
     End of period ............................................................   $ 37,811,530               $ 45,024,197
==================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENTS INCOME,
   END OF PERIOD ..............................................................   $     50,899               $    (50,899)



                                                                                                           GE
                                                                                                        FIXED
                                                                                                       INCOME
                                                                                                         FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS                   YEAR ENDED
                                                                                    ENDED MARCH 31,                 SEPTEMBER
                                                                                   2005 (UNAUDITED)                 30, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ....................................................     $  4,435,242                $  8,872,784
     Net realized gain (loss) on investments, futures, written options,
       and foreign currency transactions ......................................          111,756                   4,227,474
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       and foreign currency translations ......................................       (4,364,062)                 (5,462,157)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..................................          182,936                   7,638,101
----------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ................................................................       (2,642,245)                 (5,322,234)
       Class B ................................................................          (42,911)                    (86,019)
       Class C ................................................................          (27,579)                    (75,621)
       Class Y ................................................................       (1,666,254)                 (3,515,895)
     Net realized gains
       Class A ................................................................       (2,715,714)                 (2,140,690)
       Class B ................................................................          (56,002)                    (45,587)
       Class C ................................................................          (37,910)                    (40,217)
       Class Y ................................................................       (1,572,611)                 (1,366,035)
     Return of capital
       Class A ................................................................               --                          --
       Class B ................................................................               --                          --
       Class C ................................................................               --                          --
       Class Y ................................................................               --                          --
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................................       (8,761,226)                (12,592,298)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions ...........       (8,578,290)                 (4,954,197)
----------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ................................................................        5,641,294                  14,843,108
       Class B ................................................................          207,945                     535,459
       Class C ................................................................          162,804                     576,241
       Class Y ................................................................       15,184,992                  19,517,916
     Value of distributions reinvested
       Class A ................................................................        4,700,172                   6,545,160
       Class B ................................................................           91,151                     122,242
       Class C ................................................................           59,469                     110,136
       Class Y ................................................................        3,230,838                   4,882,664
     Cost of shares redeemed
       Class A ................................................................      (11,746,023)                (32,506,050)
       Class B ................................................................         (443,210)                   (943,761)
       Class C ................................................................       (1,137,116)                 (1,226,588)
       Class Y ................................................................      (25,278,006)                (38,436,100)
----------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ..........................       (9,325,690)                (25,979,573)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....................................      (17,903,980)                (30,933,770)

NET ASSETS
     Beginning of period ......................................................      253,525,206                 284,458,976
----------------------------------------------------------------------------------------------------------------------------------
     End of period ............................................................     $235,621,226                $253,525,206
==================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENTS INCOME,
   END OF PERIOD ..............................................................     $    628,876                $    572,623



                                                                                                            GE
                                                                                                          MONEY
                                                                                                         MARKET
                                                                                                           FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS                   YEAR ENDED
                                                                                      ENDED MARCH 31,                 SEPTEMBER
                                                                                     2005 (UNAUDITED)                 30, 2004
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ....................................................      $  2,051,251                 $  2,087,664
     Net realized gain (loss) on investments, futures, written options,
       and foreign currency transactions ......................................                --                           --
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures, written options,
       and foreign currency translations ......................................                --                           --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ..................................         2,051,251                    2,087,664
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income
       Class A ................................................................        (2,051,251)                  (2,173,915)
       Class B ................................................................                --                           --
       Class C ................................................................                --                           --
       Class Y ................................................................                --                           --
     Net realized gains
       Class A ................................................................                --                           --
       Class B ................................................................                --                           --
       Class C ................................................................                --                           --
       Class Y ................................................................                --                           --
     Return of capital
       Class A ................................................................                --                           --
       Class B ................................................................                --                           --
       Class C ................................................................                --                           --
       Class Y ................................................................                --                           --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................................................        (2,051,251)                  (2,173,915)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations and distributions ...........                --                      (86,251)
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Class A ................................................................        33,796,610                   52,030,599
       Class B ................................................................                --                           --
       Class C ................................................................                --                           --
       Class Y ................................................................                --                           --
     Value of distributions reinvested
       Class A ................................................................         1,978,644                    2,095,181
       Class B ................................................................                --                           --
       Class C ................................................................                --                           --
       Class Y ................................................................                --                           --
     Cost of shares redeemed
       Class A ................................................................       (52,969,676)                 (88,592,948)
       Class B ................................................................                --                           --
       Class C ................................................................                --                           --
       Class Y ................................................................                --                           --
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ..........................       (17,194,422)                 (34,467,168)
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....................................       (17,194,422)                 (34,553,419)

NET ASSETS
     Beginning of period ......................................................       234,979,359                  269,532,778
---------------------------------------------------------------------------------------------------------------------------------
     End of period ............................................................      $217,784,937                 $234,979,359
=================================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENTS INCOME,
   END OF PERIOD ..............................................................      $     (5,584)                $     (5,584)


See Notes to Financial Statements.

118 & 119

Statements of Changes
in Net Assets (continued)
Changes in Fund Shares

                                                                                                          GE
                                                                                                   STRATEGIC
                                                                                                  INVESTMENT
                                                                                                        FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS                   YEAR ENDED
                                                                                 ENDED MARCH 31,                SEPTEMBER
                                                                                2005 (UNAUDITED)                 30, 2004
---------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold .................................................................       321,039                    1,099,017
Issued for distribution reinvested ..........................................       172,707                       58,954
Shares redeemed .............................................................      (409,833)                    (825,185)

---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................        83,913                      332,786
=================================================================================================================================

CLASS B:

Shares sold .................................................................        49,544                      400,317
Issued for distribution reinvested ..........................................        20,506                        4,853
Shares redeemed .............................................................      (139,898)                    (333,112)

---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................       (69,848)                      72,058
=================================================================================================================================

CLASS C:

Shares sold .................................................................        79,797                      515,963
Issued for distribution reinvested ..........................................        19,756                        2,328
Shares redeemed .............................................................       (68,466)                     (71,681)

---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................        31,087                      446,610
=================================================================================================================================

CLASS Y:

Shares sold .................................................................       825,272                      596,242
Issued for distribution reinvested ..........................................       150,638                       66,343
Shares redeemed .............................................................    (1,483,134)                    (795,022)

---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................      (507,224)                    (132,437)
=================================================================================================================================


                                                                                                             GE
                                                                                                     GOVERNMENT
                                                                                                     SECURITIES
                                                                                                           FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS                 YEAR ENDED
                                                                                    ENDED MARCH 31,               SEPTEMBER
                                                                                   2005 (UNAUDITED)               30, 2004
---------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold .................................................................          509,711                    517,666
Issued for distribution reinvested ..........................................          204,195                    408,364
Shares redeemed .............................................................       (1,478,494)                (3,526,308)

---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................         (764,588)                (2,600,278)
=================================================================================================================================

CLASS B:

Shares sold .................................................................            9,948                     33,512
Issued for distribution reinvested ..........................................            3,242                     12,072
Shares redeemed .............................................................         (287,143)                  (395,346)

---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................         (273,953)                  (349,762)
=================================================================================================================================

CLASS C:

Shares sold .................................................................          167,071                     18,496
Issued for distribution reinvested ..........................................              987                      1,876
Shares redeemed .............................................................         (189,537)                   (49,263)

---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................          (21,479)                   (28,891)
=================================================================================================================================

CLASS Y:

Shares sold .................................................................               --                         --
Issued for distribution reinvested ..........................................               --                         --
Shares redeemed .............................................................               --                         --

---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................               --                         --
=================================================================================================================================


                                                                                                               GE
                                                                                                        SHORT-TERM
                                                                                                        GOVERNMENT
                                                                                                              FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          SIX MONTHS                 YEAR ENDED
                                                                                        ENDED MARCH 31,                SEPTEMBER
                                                                                       2005 (UNAUDITED)                30, 2004
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold .................................................................              161,457                      703,685
Issued for distribution reinvested ..........................................               71,012                      184,526
Shares redeemed .............................................................             (802,318)                  (1,596,326)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................             (569,849)                    (708,115)
===================================================================================================================================

CLASS B:

Shares sold .................................................................               23,503                       85,302
Issued for distribution reinvested ..........................................                5,538                       12,931
Shares redeemed .............................................................              (52,957)                     (98,463)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................              (23,916)                        (230)
===================================================================================================================================

CLASS C:

Shares sold .................................................................               53,772                      209,017
Issued for distribution reinvested ..........................................                7,702                       20,352
Shares redeemed .............................................................             (153,397)                    (266,764)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................              (91,921)                     (37,395)
===================================================================================================================================

CLASS Y:

Shares sold .................................................................               30,330                      571,001
Issued for distribution reinvested ..........................................               13,337                        5,599
Shares redeemed .............................................................               (7,094)                        (886)

-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ......................................               36,573                      575,714
===================================================================================================================================


                                                                                                       GE
                                                                                               TAX-EXEMPT
                                                                                                     FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS                YEAR ENDED
                                                                                 ENDED MARCH 31,             SEPTEMBER
                                                                                2005 (UNAUDITED)              30, 2004
----------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold ...............................................................         338,720                   825,705
Issued for distribution reinvested ........................................          43,429                    77,015
Shares redeemed ...........................................................        (842,394)                 (936,205)

----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................        (460,245)                  (33,485)
============================================================================================================================

CLASS B:

Shares sold ...............................................................           1,364                     8,726
Issued for distribution reinvested ........................................           2,065                     4,604
Shares redeemed ...........................................................         (38,947)                 (109,042)

----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................         (35,518)                  (95,712)
============================================================================================================================

CLASS C:

Shares sold ...............................................................           7,187                    41,949
Issued for distribution reinvested ........................................           1,304                     4,281
Shares redeemed ...........................................................         (34,410)                 (121,634)

----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................         (25,919)                  (75,404)
============================================================================================================================

CLASS Y:

Shares sold ...............................................................              --                        --
Issued for distribution reinvested ........................................              52                       466
Shares redeemed ...........................................................              --                   (19,707)

----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................              52                   (19,241)
============================================================================================================================


                                                                                                        GE
                                                                                                     FIXED
                                                                                                    INCOME
                                                                                                      FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS                 YEAR ENDED
                                                                                  ENDED MARCH 31,               SEPTEMBER
                                                                                 2005 (UNAUDITED)               30, 2004
------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold ...............................................................           456,050                 1,181,403
Issued for distribution reinvested ........................................           381,100                   523,362
Shares redeemed ...........................................................          (949,342)               (2,593,303)

------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................          (112,192)                 (888,538)
==============================================================================================================================

CLASS B:

Shares sold ...............................................................            16,686                    42,636
Issued for distribution reinvested ........................................             7,391                     9,778
Shares redeemed ...........................................................           (35,723)                  (75,061)

------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................           (11,646)                  (22,647)
==============================================================================================================================

CLASS C:

Shares sold ...............................................................            13,081                    45,832
Issued for distribution reinvested ........................................             4,813                     8,799
Shares redeemed ...........................................................           (91,425)                  (97,288)

------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................           (73,531)                  (42,657)
==============================================================================================================================

CLASS Y:

Shares sold ...............................................................         1,220,127                 1,557,172
Issued for distribution reinvested ........................................           262,094                   390,681
Shares redeemed ...........................................................        (2,029,634)               (3,062,375)

------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................          (547,413)               (1,114,522)
==============================================================================================================================


                                                                                                             GE
                                                                                                           MONEY
                                                                                                          MARKET
                                                                                                           FUND*
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS                YEAR ENDED
                                                                                       ENDED MARCH 31,              SEPTEMBER
                                                                                      2005 (UNAUDITED)              30, 2004
--------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold ...............................................................            33,796,626                52,030,599
Issued for distribution reinvested ........................................             1,978,644                 2,095,181
Shares redeemed ...........................................................           (52,969,676)              (88,592,948)

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................           (17,194,406)              (34,467,168)
================================================================================================================================

CLASS B:

Shares sold ...............................................................                    --                        --
Issued for distribution reinvested ........................................                    --                        --
Shares redeemed ...........................................................                    --                        --

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................                    --                        --
================================================================================================================================

CLASS C:

Shares sold ...............................................................                    --                        --
Issued for distribution reinvested ........................................                    --                        --
Shares redeemed ...........................................................                    --                        --

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................                    --                        --
================================================================================================================================

CLASS Y:

Shares sold ...............................................................                    --                        --
Issued for distribution reinvested ........................................                    --                        --
Shares redeemed ...........................................................                    --                        --

--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ....................................                    --                        --
================================================================================================================================

* GE Money Market Fund is a no load fund offering only one class of shares to all investors


See Notes to Financial Statements.


120 & 121

                                                      March 31, 2005 (unaudited)


Notes to Financial Statements


1.  ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of fourteen portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE Value Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Strategic Investment Fund and GE Money Market Fund. The Funds (except GE Money Market
Fund) are presently authorized to issue four classes of shares. As of March 31, 2005, each Fund had four share classes active, except for GE Government Securities Fund, which had only three classes active and GE Money Market Fund, which had only one active class.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):


5.75%                                          4.25%                                      2.50%
------------------------------------------------------------------------------------------------------------------------

GE U.S. Equity Fund                            GE Fixed Income Fund                       GE Short-Term Government Fund

GE Value Equity Fund                           GE Government Securities Fund

GE Small-Cap Value Equity Fund                 GE Tax-Exempt Fund

GE Global Equity Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund



There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus.

Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:

4.00%                                          3.00%
--------------------------------------------------------------------------------

GE U.S. Equity Fund                            GE Fixed Income Fund

GE Value Equity Fund                           GE Government Securities Fund

GE Small-Cap Value Equity Fund                 GE Short-Term Government Fund

GE Global Equity Fund                          GE Tax-Exempt Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund

                                                      March 31, 2005 (unaudited)

Notes to Financial Statements


The contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge imposed on Class C (level load) redemptions for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to shares of GE Money Market Fund or Class Y share of all Funds.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS SECURITIES for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occuring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a porfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, GE Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements


repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GE Asset Management Incorporated ("GEAM") to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At March 31, 2005 information on the tax cost of investments is as follows:

                                                                                                               Net Tax Unrealized
                                                                                                                  Appreciation/
                                         Cost of Investments    Gross Tax Unrealized   Gross Tax Unrealized    (Depreciation) on
                                          for Tax Purposes          Appreciation           Depreciation           Investments
---------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                         $645,283,578           $77,648,025           $(23,213,082)             $54,434,943
GE Value Equity Fund                          53,073,629             8,578,059             (1,777,793)               6,800,266
GE Small-Cap Value Equity Fund                90,741,529            18,669,275             (2,213,286)              16,455,989
GE Global Equity Fund                         51,987,311             8,011,988             (1,601,808)               6,410,180
GE International Equity Fund                 106,479,824            13,689,294               (669,166)              13,020,128
GE Tax-Exempt Fund                            36,265,564             1,236,096               (174,458)               1,061,638
GE Premier Growth Equity Fund                634,220,622            58,572,284            (21,832,092)              36,740,192
GE Fixed Income Fund                         297,226,949             1,503,801             (4,883,995)              (3,380,194)
GE Government Securities Fund                208,900,456             1,621,656             (1,649,066)                 (27,410)
GE Short-Term Government Fund                 86,713,033               170,443             (2,610,676)              (2,440,233)
GE Strategic Investment Fund                 273,969,212            26,631,101             (7,393,420)              19,237,681


                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



As of September 30, 2004, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2004, capital loss carryovers expired in the GE Tax-Exempt Fund and the GE Government Securities Fund in the amounts of $305,442 and $1,748,819, respectively. During the year ended September 30, 2004, GE Premier Growth Equity Fund, GE US Equity Fund, GE Value Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund and GE Small Cap Value Equity Fund utilized capital loss carryovers in the amounts of $4,591,192; $3,874,959; $728,070; $2,648,632; $538,152 and $575,665, respectively.


Fund                                     Amount           Expires
--------------------------------------------------------------------------------

GE U.S. Equity Fund                    $27,191,842         09/30/11

GE Global Equity Fund                    2,791,977         09/30/10
                                         6,115,121         09/30/11
                                         3,554,609         09/30/12

GE International Equity Fund             3,826,285         09/30/10
                                        11,642,185         09/30/11
                                         3,671,088         09/30/12

GE Premier Growth Equity Fund           12,040,332         09/30/11

GE Government Securities Fund           13,392,153         09/30/08

GE Tax-Exempt Fund                         437,039         09/30/08
                                           115,020         09/30/09
                                             5,270         09/30/11
                                            14,537         09/30/12

GE Money Market Fund                         5,688         09/30/05
                                               120         09/30/10

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2002 as follows:

Fund                                      Capital                      Currency
--------------------------------------------------------------------------------

GE U.S. Equity Fund                     $     --                       $    --
GE Value Equity Fund                          --                            --
GE Small-Cap Value Equity Fund                --                            --
GE Global Equity Fund                         --                        11,628
GE International Equity Fund                  --                         1,625
GE Premier Growth Equity Fund                 --                            --
GE Strategic Investment Fund                  --                         6,603
GE Government Securities Fund             32,343                           193
GE Short-Term Government Fund            553,550                            --
GE Tax-Exempt Fund                            --                            --
GE Fixed Income Fund                          --                           292
GE Money Market Fund                          --                            --


The tax composition of distributions paid during the years ended September 30, 2004 and September 30, 2003 were as follows:

                                         Year ended September 30, 2004                   Year ended September 30, 2003
                                   -------------------------------------------    -------------------------------------------
                                    Exempt         Ordinary       Long-Term         Exempt         Ordinary       Long-Term
                                   Interest         Income      Capital Gains      Interest         Income      Capital Gains
-----------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund              $      --       $5,180,648      $       --       $       --      $5,426,935     $      --
GE Value Equity Fund                    --          407,241              --               --         515,935            --
GE Small-Cap Value
   Equity Fund                          --               --              --               --              --            --
GE Global Equity Fund                   --          120,349              --               --         211,939            --
GE International
   Equity Fund                          --          409,962              --               --         399,415            --
GE Premier Growth
   Equity Fund                          --               --              --               --              --            --
GE Strategic
   Investment Fund                      --        3,095,500              --               --       4,261,916            --
GE Government
   Securities Fund                      --        5,226,211              --               --       7,159,920            --
GE Short-Term
   Government Fund                      --        2,344,249         387,561               --       2,399,471        37,482
GE Tax-Exempt Fund               1,628,711           15,126              --        1,617,618          27,676            --
GE Fixed Income Fund                    --       10,693,233       1,899,065               --      11,195,887       177,376
GE Money Market Fund                    --        2,173,915              --               --       2,475,351            --


During the year ended September 30, 2004, GE Short-Term Government Fund also distributed a return of capital in the amount of $178,949.

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



DISTRIBUTIONS TO SHAREHOLDERS GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and tax-exempt bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method. For tax-exempt bonds purchased on or after May 1, 1993, both market discount and original issue discount are amortized.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

SHORT-TERM TRADING (REDEMPTION) FEES Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital.

TRANSFER AGENT CONVERSION EXPENSES On September 18, 2004, the Funds changed its Transfer Agent from Boston Financial Data Services (BFDS) to PFPC Inc. (PFPC). PFPC has agreed to pay for certain conversion expenses incurred by GEAM for the entire GEAM Mutual Fund complex. For the six-month period ended March 31, 2005, PFPC paid $84,561 of those conversion expenses related to the Funds.


3.  LINE OF CREDIT

Effective December 15, 2004 and expiring December 14, 2005, the Trust shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Trust during the period ended March 31, 2005.


4.  FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis to the levels stated in the schedule below through January 29, 2006. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued without notice in the future.

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



                                           Annualized based on average daily net assets
                                   ----------------------------------------------------------------
                                      Advisory and                                 Other
                                   Administration Fees                   Operating Expense Limits*
                                   ----------------------------------------------------------------
                                                                           From April 1, 2003
                                                                        ------------------------
GE U.S. Equity Fund                       .40%                                     .30%
GE Value Equity Fund                      .55%                                     .40%
GE Small-Cap Value Equity Fund            .70%                                     .39%
GE Global Equity Fund                     .75%                                     .71%
GE International Equity Fund              .80%                                     .70%
GE Premier Growth Equity Fund             .60%                                     .30%
GE Strategic Investment Fund              .35%                                     .35%
GE Government Securities Fund             .40%                                     .30%
GE Short-Term Government Fund             .30%                                     .25%**
GE Tax-Exempt Fund                        .35%                                     .27%
GE Fixed Income Fund                      .35%                                     .20%
GE Money Market Fund                      .25%                                     .25%


* OTHER OPERATING EXPENSES, AFTER REIMBURSEMENT (IF ANY), WILL NOT EXCEED THE LIMITS SHOWN IN THE TABLE ABOVE FOR THE PERIOD ENDING MARCH 31, 2005. ACTUAL EXPENSES DURING THAT PERIOD MAY BE LESS THAN THAT SHOWN.
** EFFECTIVE JANUARY 29, 2005, GEAM INCREASED THE FUND'S EXPENSE LIMIT FROM .20% TO .25%


GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 5 years from the date the expenses were incurred (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of March 31, 2005, the following Funds have expenses eligible for reimbursement as detailed below:

                                           Expenses                                                        Total Expenses
                                         Eligible for               Expenses              Expenses          Eligible for
                                         Recoupment -               Waived -             Recouped -         Recoupment -
Fund                                   Beginning of Year          Current Year          Current Year       March 31, 2005
--------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                        $     --                 $     --               $     --           $     --
GE Value Equity Fund                         68,713                      795                  5,450             64,058
GE Small-Cap Value Equity Fund                   --                       --                     --                 --
GE Global Equity Fund                            --                       --                     --                 --
GE International Equity Fund                     --                       --                     --                 --
GE Premier Growth Equity Fund                    --                       --                     --                 --
GE Strategic Investment Fund                     --                       --                     --                 --
GE Government Securities Fund                    --                       --                     --                 --
GE Short-Term Government Fund               205,327                   27,062                     --            232,389
GE Tax-Exempt Fund                           24,581                   18,548                     --             43,129
GE Fixed Income Fund                             --                    6,097                  4,182              1,915
GE Money Market Fund                         23,803                       --                     --             23,803


                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



As of March 31, 2005, there were no expirations of expenses eligible for recoupment. The expenses eligible for recoupment at March 31, 2005 are set to expire as follows:


Fund                                   Amount           Expires
---------------------------------------------------------------
GE Value Equity Fund                  $63,263             2009
                                          795             2010

GE Short-Term Government Fund          34,137             2006
                                       39,107             2007
                                       53,372             2008
                                       78,711             2009
                                       27,062             2010

GE Tax-Exempt Fund                      5,111             2007
                                        4,330             2008
                                       15,140             2009
                                       18,548             2010

GE Fixed Income                         1,915             2010

GE Money Market Fund                   23,803             2006


The Funds paid the following fees to GEAM for advisory and administrative services for the period ended March 31, 2005.


                                                            Advisory and
Fund                                                     Administrative Fees
----------------------------------------------------------------------------
GE U.S. Equity Fund                                          $1,458,282
GE Value Equity Fund                                            166,607
GE Small-Cap Value Equity Fund                                  333,729
GE Global Equity Fund                                           189,736
GE International Equity Fund                                    343,612
GE Premier Growth Equity Fund                                 2,015,637
GE Strategic Investment Fund                                    483,505
GE Government Securities Fund                                   338,769
GE Short-Term Government Fund                                   106,535
GE Tax-Exempt Fund                                               70,649
GE Fixed Income Fund                                            427,205
GE Money Market Fund                                            282,224

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



Effective January 1, 2002, GECIS (General Electric Capital International Services) began performing certain accounting and certain administration services not provided by GEAM. For the period ended March 31, 2005, $32,701 was charged to the Funds and was allocated pro rata across funds and share classes based upon relative net assets. Administrative services not performed by GEAM or GECIS were provided by an unaffiliated service provider.

ADVISORY AND ADMINISTRATION AGREEMENT RENEWAL The Board of Trustees, including the independent trustees, of the GE Funds unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 3, 2004. The Board, including the independent trustees, also at that meeting unanimously approved the sub-advisory agreement between Palisade Capital Management, L.L.C. and GEAM on behalf of the GE Small-Cap Value Equity Fund.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board (including the independent trustees) considered and discussed a substantial amount of information and analysis prepared by GEAM and the sub-adviser at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Funds. Before approving the Funds' advisory agreements and the related sub-advisory agreement for the GE Small-Cap Value Equity Fund, the independent trustees reviewed the proposed continuance of the agreements with management of GEAM and with experienced legal counsel who is independent of GEAM and the GE Funds. That legal counsel prepared a memorandum discussing the legal standards for the consideration of the proposed continuances. The independent trustees also discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-adviser were present. In reaching their determinations relating to continuance of the agreements with respect to each Fund, the trustees considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE MANAGER The Board reviewed the services provided by GEAM and the sub-adviser, and the independent trustees concurred that GEAM and the sub-adviser provide high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds. The independent trustees specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board also recognized GEAM's responsibility for supervising the sub-adviser's services. The Board noted that the Funds represent only a small portion of the assets managed by GEAM, but the Funds benefit from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM and, where relevant, representatives of the sub-adviser, discussed in detail their investment process, focusing on the relevant Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and, in some instances, recent relative underperformance in light of GEAM's commitment to long-term satisfactory performance with respect to the

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



Fund's investment objective and investment approach. The Board and the independent trustees concluded that each Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY At the request of the independent trustees, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The trustees considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each Fund. The trustees reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business.

The trustees also examined the fee and expense ratios for the Funds and observed that GEAM's figures were mostly at or below the applicable peer group. The trustees noted the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM.

The trustees reviewed comparative fee information for the sub-adviser, as well as an analysis of the profitability to the sub-adviser of the sub-advisory agreement, and did not find the subadvisory fee to be excessive on the basis of this information.

The trustees recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with each Fund was not unreasonable or excessive.

ECONOMIES OF SCALE The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent trustees did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Funds since inception (and the expenses it absorbed or subsidized) means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Funds when newer. The Board recognized the benefits to the Funds of GEAM's past investment in the Funds' operations (through those lower fees and through subsidies of operating expenses) and that GEAM has not yet fully recouped that investment. The Board considered the potential institution of breakpoints but concluded, in light of these unrecouped investments, that GEAM had already appropriately shared the economies of scale.

FALL-OUT FINANCIAL BENEFITS The Board and the independent trustees considered other actual and potential financial benefits to GEAM and the sub-adviser in concluding that the contractual advisory and sub-advisory fees are reasonable for the Funds. An example of those benefits would be the soft dollars generated by portfolio transactions by the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through GEAM and that the Funds represent only a small portion of the assets managed by GEAM.

CONCLUSION The Board and the independent trustees separately concluded that the renewal of each advisory and sub-advisory agreement was in the best interest of the shareholders of each affected Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GE Financial Assurance Holdings, Inc. (an indirect wholly-owned subsidiary of General Electric Company) and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is .85%) and 1.00% for Class C (level load) shares. Currently, Class Y shares are not subject to a 12b-1 fee. Prior to September 18, 1999, the annual rates applicable were .50% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which was ..85%) and .25% for Class C shares (see Note 8 for additional information).

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the .25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITIES LENDING PROGRAM GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending transactions. State Street Global Securities Lending acts as the lending agent for all other funds participating in the securities lending program.

For the period ended March 31, 2005, the GE Government Securities Fund, GE Short-Term Government Fund and
GE Fixed Income Fund paid $440,656, $168,733 and $259,718 respectively to GEAM. GEAM paid all fees received to third-party brokers.

OTHER For the period ended March 31, 2005, GEID acting as underwriter received net commissions of $35,416 from the sale of Class A shares and $108,920 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.


5.  SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the GE Small-Cap Value Equity Fund. Palisade is responsible for the day-to-day portfolio management of the assets of the fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays Palisade a monthly sub-advisory fee, which is calculated as a percentage of the average daily net assets of the Fund.

6.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2005, were as follows:

                                      Purchases                   Sales
----------------------------------------------------------------------------
GE U.S. Equity Fund                   $138,204,051             $202,220,906
GE Value Equity Fund                     9,437,558               13,091,886
GE Small-Cap Value Equity Fund          23,168,340               30,542,321
GE Global Equity Fund                   12,625,184               15,024,431
GE International Equity Fund            40,062,991               30,127,940
GE Premier Growth Equity Fund          124,040,013              111,506,321
GE Strategic Investment Fund           187,941,153              201,760,324
GE Government Securities Fund          120,540,750              119,737,677
GE Short-Term Government Fund           28,435,123               20,707,838
GE Tax-Exempt Fund                       3,349,550               11,286,691
GE Fixed Income Fund                   441,709,545              453,177,483

                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



OPTIONS During the period ended March 31, 2005, the following option contracts were written:

                                                       GE Government            GE Strategic               GE Small-Cap
                             GE Fixed Income             Securities               Investment               Value Equity
                       ------------------------  -----------------------   -----------------------  ------------------------
                          Number                    Number                    Number                   Number
                       of Contracts    Premium   of Contracts    Premium   of Contracts    Premium  of Contracts    Premium
----------------------------------------------------------------------------------------------------------------------------

Balance as of
September 30, 2004           216      $  51,557       160      $  38,190         64        $15,276        --       $     --

Written                    1,185        286,268       675        159,188        350         84,810       366        113,377

Closed and Expired        (1,185)      (292,910)     (715)      (172,425)      (350)       (86,778)     (239)       (76,304)
----------------------------------------------------------------------------------------------------------------------------
Balance as of
March 31, 2005               216      $  44,915       120      $  24,953         64        $13,308       127        $37,073
----------------------------------------------------------------------------------------------------------------------------


SECURITY LENDING At March 31, 2005, the following Funds participated in securities lending:

                                                                 Loaned securities
                                                            (including accrued interest)             Cash Collateral
---------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                                  $10,796,270                       $11,068,921
GE Value Equity Fund                                                      35,569                            37,300
GE Small-Cap Value Equity Fund                                        12,629,320                        12,986,654
GE Global Equity Fund                                                  7,336,442                         7,700,854
GE International Equity Fund                                          25,619,486                        26,935,064
GE Premier Growth Equity Fund                                          5,939,758                         6,085,486
GE Strategic Investment Fund                                          15,428,680                        16,215,908
GE Government Securities Fund                                         44,450,295                        45,248,597
GE Short-Term Government Fund                                         18,146,826                        18,504,938
GE Fixed Income Fund                                                  23,247,827                        23,689,153


                                                      March 31, 2005 (unaudited)
Notes to Financial Statements



7.  BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2005 are:

                                     5% or Greater Shareholders
                                     --------------------------                    % of Fund Held by
                                     Number      % of Fund Held                      GE Affiliates*
-----------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                    3               32%                                 32%
GE Global Equity Fund                  1               32%                                 32%
GE International Equity Fund           3               52%                                 52%
GE Premier Growth Equity Fund          1               10%                                 10%
GE Strategic Investment Fund           2               25%                                 25%
GE Short-Term Government Fund          1               11%                                  0%
GE Fixed Income Fund                   1               13%                                 13%
GE Money Market Fund                   1                5%                                  5%



Investment activities of these shareholders could have a material impact on the Funds.

*    INCLUDED IN THE 5% OR GREATER SHAREHOLDER PERCENTAGE.

8.  CAPITAL STOCK

On June 11, 1999, the Board of Trustees of GE Funds approved a share class redesignation (the "Redesignation") for each of the Funds, except the GE Money Market Fund, effective at the close of business September 17, 1999. The Redesignation combined each Fund's respective Class A and Class C shares into a single class designated as Class A. For each of the Funds effected by the Redesignation, except the GE Value Equity Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class A shares were merged into Class C shares and Class C shares were renamed Class A shares. For the GE Value Equity Fund, GE Government Securities Fund and GE Tax-Exempt Fund, Class C shares were merged into Class A shares. The Redesignation was completed to simplify the structure and increase the operating efficiencies of the Funds. For tax purposes, the Redesignation resulted in a non-taxable exchange of shares. Additionally, Class D shares were renamed Class Y shares.

On September 30, 1999 a new class of C shares was created and offered for public sale effective October 1, 1999 by each of the Funds then being offered (except the GE Money Market Fund).

                                                                     (unaudited)


Additional Information

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.



INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    55

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    49

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    58

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  49

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee and Executive Vice President of GE
Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

                                                                     (unaudited)
Additional Information


--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    37

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 3 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Manager of Mutual Fund Operations
at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Institutional Funds, GE Lifestyle Funds, GE Investment Funds Inc., Elfun Funds, and GE Savings & Security Funds since September 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    44

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997 and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    39

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Associate
General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

                                                                     (unaudited)
Additional Information



NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE   58

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    41

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Institutional Funds and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn &Queens since 2001; Gregorian University Foundation since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   57

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   41

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   69

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 11 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   41

OTHER DIRECTORSHIPS HELD BY TRUSTEE   GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
PROXY VOTING POLICIES AND PROCEDURES
You may request without charge a description of the Trust's policies and procedures for voting proxies related to the Funds' portfolio securities by calling 1-800-242-0134. You may also view a description of those policies and procedures on the Funds' website at http://www.gefunds.com or on the SEC's website at http://www.sec.gov.

Investment Team



TRUSTEES
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
Christopher M. Isaacs

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER
David B. Carlson, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER
John J. Walker, EVP, CHIEF FINANCIAL OFFICER
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE
Kathryn Karlic, EVP, FIXED INCOME

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC

SHAREHOLDER SERVICING AGENT
AND TRANSFER AGENT
PFPC
GE Mutual Funds
P.O. Box 9838
Providence, RI 02940

CUSTODIAN
State Street Bank & Trust Company



At GE, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a tradition of investment management that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

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                                                                             141

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142


ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 10. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 11.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 07, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 07, 2005

By:   /S/ROBERT HERLIHY
      Robert Herlihy
      TREASURER, GE FUNDS

Date:  June 07, 2005

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.